UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-06463
AIM International Mutual Funds (Invesco International Mutual Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000  Houston, Texas 77046
(Address of principal executive offices) (Zip code)
Glenn Brightman, Principal Executive Officer
11 Greenway Plaza, Suite 1000
Houston, Texas 77046
(Name and address of agent for service)
Registrant's telephone number, including area code:
(713) 626-1919
Date of fiscal year end:
October 31
Date of reporting period:
October 31, 2025
Item 1. Reports to Stockholders.
(a) The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Act") is as follows:

Invesco Advantage International Fund
Class A: QMGAX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Advantage International Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Advantage International Fund (Class A)	$131	1.16%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2025, global growth slowed modestly and major central banks cut rates amid easing inflation. International equities advanced overall as investors generally rotated away from US equities and towards international and emerging markets amid a weaker US dollar and policy uncertainty.
• For the fiscal year ended October 31, 2025, Class A shares of the Fund, excluding sales charge, returned 25.37%. For the same time period, the MSCI ACWI ex USA® Index (Net) (the “Benchmark”) returned 24.93%.
What contributed to performance?
Diversified International Stock Portfolio | The Fund's exposure to a diversified portfolio of international stocks provided growth over the fiscal year and performed in-line with the Benchmark. The markets' focus shifted away from the US throughout the early part of 2025 and boosted international peers on a relative basis. In particular, the Fund's portfolio saw strong relative performance from the German industrial and defense sectors as geopolitical tensions ran high and countries began to focus on defense modernization programs.
What detracted from performance?
Factor tilts to low-volatility stocks | The Fund’s exposure to low-volatility stocks helped cushion market volatility and drawdowns, particularly in early April around Liberation Day. However, the Fund's defensive positioning weighed on relative performance as markets sharply rebounded and trended higher over the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Advantage International Fund (Class A) —including sales charge	18.52%	8.13%	6.03%
Invesco Advantage International Fund (Class A) —excluding sales charge	25.37%	9.36%	6.63%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer Global Multi-Asset Growth Fund (the predecessor fund) were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$57,987,267
Total number of portfolio holdings	434
Total advisory fees paid	$52,744
Portfolio turnover rate	132%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
EssilorLuxottica S.A.	2.11%
Alibaba Group Holding Ltd.	1.88%
Spotify Technology S.A.	1.64%
Rheinmetall AG	1.59%
Hon Hai Precision Industry Co. Ltd.	1.58%
Samsung Electronics Co. Ltd.	1.45%
Siemens Energy AG, Class A	1.39%
Rolls-Royce Holdings PLC	1.31%
SK hynix, Inc.	1.29%
HSBC Holdings PLC	1.29%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-GLMAG-AR-A
Invesco Advantage International Fund

Invesco Advantage International Fund
Class C: QMGCX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Advantage International Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Advantage International Fund (Class C)	$214	1.91%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2025, global growth slowed modestly and major central banks cut rates amid easing inflation. International equities advanced overall as investors generally rotated away from US equities and towards international and emerging markets amid a weaker US dollar and policy uncertainty.
• For the fiscal year ended October 31, 2025, Class C shares of the Fund, excluding sales charge, returned 24.43%. For the same time period, the MSCI ACWI ex USA® Index (Net) (the “Benchmark”) returned 24.93%.
What contributed to performance?
Diversified International Stock Portfolio | The Fund's exposure to a diversified portfolio of international stocks provided growth over the fiscal year and performed in-line with the Benchmark. The markets' focus shifted away from the US throughout the early part of 2025 and boosted international peers on a relative basis. In particular, the Fund's portfolio saw strong relative performance from the German industrial and defense sectors as geopolitical tensions ran high and countries began to focus on defense modernization programs.
What detracted from performance?
Factor tilts to low-volatility stocks | The Fund’s exposure to low-volatility stocks helped cushion market volatility and drawdowns, particularly in early April around Liberation Day. However, the Fund's defensive positioning weighed on relative performance as markets sharply rebounded and trended higher over the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Advantage International Fund (Class C) —including sales charge	23.43%	8.56%	6.00%
Invesco Advantage International Fund (Class C) —excluding sales charge	24.43%	8.56%	6.00%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
Effective after the close of business on May 24, 2019, Class C shares of Oppenheimer Global Multi-Asset Growth Fund (the predecessor fund) were reorganized into Class C shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class C shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$57,987,267
Total number of portfolio holdings	434
Total advisory fees paid	$52,744
Portfolio turnover rate	132%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
EssilorLuxottica S.A.	2.11%
Alibaba Group Holding Ltd.	1.88%
Spotify Technology S.A.	1.64%
Rheinmetall AG	1.59%
Hon Hai Precision Industry Co. Ltd.	1.58%
Samsung Electronics Co. Ltd.	1.45%
Siemens Energy AG, Class A	1.39%
Rolls-Royce Holdings PLC	1.31%
SK hynix, Inc.	1.29%
HSBC Holdings PLC	1.29%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-GLMAG-AR-C
Invesco Advantage International Fund

Invesco Advantage International Fund
Class R: QMGRX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Advantage International Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Advantage International Fund (Class R)	$159	1.41%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2025, global growth slowed modestly and major central banks cut rates amid easing inflation. International equities advanced overall as investors generally rotated away from US equities and towards international and emerging markets amid a weaker US dollar and policy uncertainty.
• For the fiscal year ended October 31, 2025, Class R shares of the Fund returned 25.00%. For the same time period, the MSCI ACWI ex USA® Index (Net) (the “Benchmark”) returned 24.93%.
What contributed to performance?
Diversified International Stock Portfolio | The Fund's exposure to a diversified portfolio of international stocks provided growth over the fiscal year and performed in-line with the Benchmark. The markets' focus shifted away from the US throughout the early part of 2025 and boosted international peers on a relative basis. In particular, the Fund's portfolio saw strong relative performance from the German industrial and defense sectors as geopolitical tensions ran high and countries began to focus on defense modernization programs.
What detracted from performance?
Factor tilts to low-volatility stocks | The Fund’s exposure to low-volatility stocks helped cushion market volatility and drawdowns, particularly in early April around Liberation Day. However, the Fund's defensive positioning weighed on relative performance as markets sharply rebounded and trended higher over the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Advantage International Fund (Class R)	25.00%	9.06%	6.37%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
Effective after the close of business on May 24, 2019, Class R shares of Oppenheimer Global Multi-Asset Growth Fund (the predecessor fund) were reorganized into Class R shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class R shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$57,987,267
Total number of portfolio holdings	434
Total advisory fees paid	$52,744
Portfolio turnover rate	132%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
EssilorLuxottica S.A.	2.11%
Alibaba Group Holding Ltd.	1.88%
Spotify Technology S.A.	1.64%
Rheinmetall AG	1.59%
Hon Hai Precision Industry Co. Ltd.	1.58%
Samsung Electronics Co. Ltd.	1.45%
Siemens Energy AG, Class A	1.39%
Rolls-Royce Holdings PLC	1.31%
SK hynix, Inc.	1.29%
HSBC Holdings PLC	1.29%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-GLMAG-AR-R
Invesco Advantage International Fund

Invesco Advantage International Fund
Class Y: QMGYX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Advantage International Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Advantage International Fund (Class Y)	$103	0.91%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2025, global growth slowed modestly and major central banks cut rates amid easing inflation. International equities advanced overall as investors generally rotated away from US equities and towards international and emerging markets amid a weaker US dollar and policy uncertainty.
• For the fiscal year ended October 31, 2025, Class Y shares of the Fund returned 25.55%. For the same time period, the MSCI ACWI ex USA® Index (Net) (the “Benchmark”) returned 24.93%.
What contributed to performance?
Diversified International Stock Portfolio | The Fund's exposure to a diversified portfolio of international stocks provided growth over the fiscal year and performed in-line with the Benchmark. The markets' focus shifted away from the US throughout the early part of 2025 and boosted international peers on a relative basis. In particular, the Fund's portfolio saw strong relative performance from the German industrial and defense sectors as geopolitical tensions ran high and countries began to focus on defense modernization programs.
What detracted from performance?
Factor tilts to low-volatility stocks | The Fund’s exposure to low-volatility stocks helped cushion market volatility and drawdowns, particularly in early April around Liberation Day. However, the Fund's defensive positioning weighed on relative performance as markets sharply rebounded and trended higher over the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Advantage International Fund (Class Y)	25.55%	9.61%	6.85%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer Global Multi-Asset Growth Fund (the predecessor fund) were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$57,987,267
Total number of portfolio holdings	434
Total advisory fees paid	$52,744
Portfolio turnover rate	132%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
EssilorLuxottica S.A.	2.11%
Alibaba Group Holding Ltd.	1.88%
Spotify Technology S.A.	1.64%
Rheinmetall AG	1.59%
Hon Hai Precision Industry Co. Ltd.	1.58%
Samsung Electronics Co. Ltd.	1.45%
Siemens Energy AG, Class A	1.39%
Rolls-Royce Holdings PLC	1.31%
SK hynix, Inc.	1.29%
HSBC Holdings PLC	1.29%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-GLMAG-AR-Y
Invesco Advantage International Fund

Invesco Advantage International Fund
Class R5: GMAGX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Advantage International Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Advantage International Fund (Class R5)	$103	0.91%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2025, global growth slowed modestly and major central banks cut rates amid easing inflation. International equities advanced overall as investors generally rotated away from US equities and towards international and emerging markets amid a weaker US dollar and policy uncertainty.
• For the fiscal year ended October 31, 2025, Class R5 shares of the Fund returned 25.72%. For the same time period, the MSCI ACWI ex USA® Index (Net) (the “Benchmark”) returned 24.93%.
What contributed to performance?
Diversified International Stock Portfolio | The Fund's exposure to a diversified portfolio of international stocks provided growth over the fiscal year and performed in-line with the Benchmark. The markets' focus shifted away from the US throughout the early part of 2025 and boosted international peers on a relative basis. In particular, the Fund's portfolio saw strong relative performance from the German industrial and defense sectors as geopolitical tensions ran high and countries began to focus on defense modernization programs.
What detracted from performance?
Factor tilts to low-volatility stocks | The Fund’s exposure to low-volatility stocks helped cushion market volatility and drawdowns, particularly in early April around Liberation Day. However, the Fund's defensive positioning weighed on relative performance as markets sharply rebounded and trended higher over the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Advantage International Fund (Class R5)	25.72%	9.62%	6.81%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of Oppenheimer Global Multi-Asset Growth Fund's (the predecessor fund) Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$57,987,267
Total number of portfolio holdings	434
Total advisory fees paid	$52,744
Portfolio turnover rate	132%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
EssilorLuxottica S.A.	2.11%
Alibaba Group Holding Ltd.	1.88%
Spotify Technology S.A.	1.64%
Rheinmetall AG	1.59%
Hon Hai Precision Industry Co. Ltd.	1.58%
Samsung Electronics Co. Ltd.	1.45%
Siemens Energy AG, Class A	1.39%
Rolls-Royce Holdings PLC	1.31%
SK hynix, Inc.	1.29%
HSBC Holdings PLC	1.29%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-GLMAG-AR-R5
Invesco Advantage International Fund

Invesco Advantage International Fund
Class R6: QMGIX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Advantage International Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Advantage International Fund (Class R6)	$103	0.91%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2025, global growth slowed modestly and major central banks cut rates amid easing inflation. International equities advanced overall as investors generally rotated away from US equities and towards international and emerging markets amid a weaker US dollar and policy uncertainty.
• For the fiscal year ended October 31, 2025, Class R6 shares of the Fund returned 25.66%. For the same time period, the MSCI ACWI ex USA® Index (Net) (the “Benchmark”) returned 24.93%.
What contributed to performance?
Diversified International Stock Portfolio | The Fund's exposure to a diversified portfolio of international stocks provided growth over the fiscal year and performed in-line with the Benchmark. The markets' focus shifted away from the US throughout the early part of 2025 and boosted international peers on a relative basis. In particular, the Fund's portfolio saw strong relative performance from the German industrial and defense sectors as geopolitical tensions ran high and countries began to focus on defense modernization programs.
What detracted from performance?
Factor tilts to low-volatility stocks | The Fund’s exposure to low-volatility stocks helped cushion market volatility and drawdowns, particularly in early April around Liberation Day. However, the Fund's defensive positioning weighed on relative performance as markets sharply rebounded and trended higher over the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Advantage International Fund (Class R6)	25.66%	9.62%	6.91%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
Effective after the close of business on May 24, 2019, Class I shares of Oppenheimer Global Multi-Asset Growth Fund (the predecessor fund) were reorganized into Class R6 shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$57,987,267
Total number of portfolio holdings	434
Total advisory fees paid	$52,744
Portfolio turnover rate	132%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
EssilorLuxottica S.A.	2.11%
Alibaba Group Holding Ltd.	1.88%
Spotify Technology S.A.	1.64%
Rheinmetall AG	1.59%
Hon Hai Precision Industry Co. Ltd.	1.58%
Samsung Electronics Co. Ltd.	1.45%
Siemens Energy AG, Class A	1.39%
Rolls-Royce Holdings PLC	1.31%
SK hynix, Inc.	1.29%
HSBC Holdings PLC	1.29%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-GLMAG-AR-R6
Invesco Advantage International Fund

Invesco Asia Pacific Equity Fund
Class A: ASIAX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Asia Pacific Equity Fund (the “Fund”), formerly Invesco EQV Asia Pacific Equity Fund, for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Asia Pacific Equity Fund (Class A)	$155	1.42%
How Did The Fund Perform During The Period?
• Emerging markets (EM) equities performed very well during the fiscal year ended October 31, 2025. EM outperformed developed markets as well as US equities as the continued US dollar decline pushed the MSCI Emerging Markets Index to near all-time highs. In contrast, Indian equities remained relatively flat during the fiscal year driven by valuation concerns and global headwinds from US tariffs. Asia Pacific ex Japan equities performed strongly in the year outperforming developed and international equities. Strong technology gains powered by the continued artificial intelligence (AI) trade along with easing global headwinds helped increase investor confidence during the year.
• For the fiscal year ended October 31, 2025, Class A shares of the Fund, excluding sales charge, returned 18.82%. For the same time period, the MSCI All Country Asia Pacific ex-Japan Index (Net) returned 25.43%.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co. Ltd.  | Taiwan Semiconductor is one of the world's leading semiconductor foundries and the key enabler of the new computing revolution, with multiple architectures, chip platforms and design teams competing to push computing and AI innovation. The company is known for its advanced technology, high-volume production, and strong customer base, including major tech companies like Apple, Qualcomm, and NVIDIA.
Samsung Electronics Co. Ltd. | Samsung Electronics is a South Korean multinational corporation that designs and manufactures consumer electronics, semiconductors, and IT solutions, and is a global leader in smartphones, memory chips, and display technology. The company is coming off a strong year driven by strong demand for AI-related semiconductors and premium smartphones.
What detracted from performance?
Techtronic Industries Co. Ltd. | Techtronic is a global leader in cordless power tools and outdoor power equipment. Tariff-related concerns led to a pull-back in shares.
Central Pattana PCL | Central Pattana is a property company in Thailand that owns and manages several premium shopping centers (largest mall owner in Thailand) among other assets and was affected by weak performance in the residential segment and broader headwinds in the real estate sector in Thailand. The Fund exited the position during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Asia Pacific Equity Fund (Class A) —including sales charge	12.28%	3.79%	6.82%
Invesco Asia Pacific Equity Fund (Class A) —excluding sales charge	18.82%	4.97%	7.43%
MSCI All Country Asia Pacific ex-Japan Index (Net)	25.43%	7.43%	8.25%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$464,846,027
Total number of portfolio holdings	71
Total advisory fees paid	$3,671,188
Portfolio turnover rate	102%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	9.73%
Tencent Holdings Ltd.	6.42%
Samsung Electronics Co. Ltd.	6.18%
HDFC Bank Ltd., ADR	3.43%
Kasikornbank PCL, Foreign Shares	3.27%
NetEase, Inc.	3.04%
AIA Group Ltd.	2.62%
Alibaba Group Holding Ltd.	2.51%
United Overseas Bank Ltd.	2.44%
Anglo American PLC	2.10%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective June 23, 2025, the Fund’s sub-adviser, Invesco Asset Management Limited, began providing day-to-day management of the Fund. Additionally, the Fund modified its principal investment strategies and risks to reflect that the Fund no longer focuses on securities its portfolio managers consider to have potential for earnings or revenue growth.
Effective August 22, 2025, Invesco EQV Asia Pacific Equity Fund was renamed Invesco Asia Pacific Equity Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
APG-AR-A
Invesco Asia Pacific Equity Fund

Invesco Asia Pacific Equity Fund
Class C: ASICX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Asia Pacific Equity Fund (the “Fund”), formerly Invesco EQV Asia Pacific Equity Fund, for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Asia Pacific Equity Fund (Class C)	$233	2.14%
How Did The Fund Perform During The Period?
• Emerging markets (EM) equities performed very well during the fiscal year ended October 31, 2025. EM outperformed developed markets as well as US equities as the continued US dollar decline pushed the MSCI Emerging Markets Index to near all-time highs. In contrast, Indian equities remained relatively flat during the fiscal year driven by valuation concerns and global headwinds from US tariffs. Asia Pacific ex Japan equities performed strongly in the year outperforming developed and international equities. Strong technology gains powered by the continued artificial intelligence (AI) trade along with easing global headwinds helped increase investor confidence during the year.
• For the fiscal year ended October 31, 2025, Class C shares of the Fund, excluding sales charge, returned 17.92%. For the same time period, the MSCI All Country Asia Pacific ex-Japan Index (Net) returned 25.43%.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co. Ltd.  | Taiwan Semiconductor is one of the world's leading semiconductor foundries and the key enabler of the new computing revolution, with multiple architectures, chip platforms and design teams competing to push computing and AI innovation. The company is known for its advanced technology, high-volume production, and strong customer base, including major tech companies like Apple, Qualcomm, and NVIDIA.
Samsung Electronics Co. Ltd. | Samsung Electronics is a South Korean multinational corporation that designs and manufactures consumer electronics, semiconductors, and IT solutions, and is a global leader in smartphones, memory chips, and display technology. The company is coming off a strong year driven by strong demand for AI-related semiconductors and premium smartphones.
What detracted from performance?
Techtronic Industries Co. Ltd. | Techtronic is a global leader in cordless power tools and outdoor power equipment. Tariff-related concerns led to a pull-back in shares.
Central Pattana PCL | Central Pattana is a property company in Thailand that owns and manages several premium shopping centers (largest mall owner in Thailand) among other assets and was affected by weak performance in the residential segment and broader headwinds in the real estate sector in Thailand. The Fund exited the position during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Asia Pacific Equity Fund (Class C) —including sales charge	16.92%	4.19%	6.79%
Invesco Asia Pacific Equity Fund (Class C) —excluding sales charge	17.92%	4.19%	6.79%
MSCI All Country Asia Pacific ex-Japan Index (Net)	25.43%	7.43%	8.25%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$464,846,027
Total number of portfolio holdings	71
Total advisory fees paid	$3,671,188
Portfolio turnover rate	102%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	9.73%
Tencent Holdings Ltd.	6.42%
Samsung Electronics Co. Ltd.	6.18%
HDFC Bank Ltd., ADR	3.43%
Kasikornbank PCL, Foreign Shares	3.27%
NetEase, Inc.	3.04%
AIA Group Ltd.	2.62%
Alibaba Group Holding Ltd.	2.51%
United Overseas Bank Ltd.	2.44%
Anglo American PLC	2.10%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective June 23, 2025, the Fund’s sub-adviser, Invesco Asset Management Limited, began providing day-to-day management of the Fund. Additionally, the Fund modified its principal investment strategies and risks to reflect that the Fund no longer focuses on securities its portfolio managers consider to have potential for earnings or revenue growth.
Effective August 22, 2025, Invesco EQV Asia Pacific Equity Fund was renamed Invesco Asia Pacific Equity Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
APG-AR-C
Invesco Asia Pacific Equity Fund

Invesco Asia Pacific Equity Fund
Class R: ASQRX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Asia Pacific Equity Fund (the “Fund”), formerly Invesco EQV Asia Pacific Equity Fund, for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment▼	Costs paid as a percentage of a $10,000 investment*
Invesco Asia Pacific Equity Fund (Class R)	$125	1.66%†
▼	For the period February 24, 2025 (commencement of operations) to October 31,2025. Expenses for a full reporting period would be higher.
*	Annualized.
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Emerging markets (EM) equities performed very well during the fiscal year ended October 31, 2025. EM outperformed developed markets as well as US equities as the continued US dollar decline pushed the MSCI Emerging Markets Index to near all-time highs. In contrast, Indian equities remained relatively flat during the fiscal year driven by valuation concerns and global headwinds from US tariffs. Asia Pacific ex Japan equities performed strongly in the year outperforming developed and international equities. Strong technology gains powered by the continued artificial intelligence (AI) trade along with easing global headwinds helped increase investor confidence during the year.
• For the fiscal year ended October 31, 2025, Class R shares of the Fund returned 18.47%. For the same time period, the MSCI All Country Asia Pacific ex-Japan Index (Net) returned 25.43%.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co. Ltd.  | Taiwan Semiconductor is one of the world's leading semiconductor foundries and the key enabler of the new computing revolution, with multiple architectures, chip platforms and design teams competing to push computing and AI innovation. The company is known for its advanced technology, high-volume production, and strong customer base, including major tech companies like Apple, Qualcomm, and NVIDIA.
Samsung Electronics Co. Ltd. | Samsung Electronics is a South Korean multinational corporation that designs and manufactures consumer electronics, semiconductors, and IT solutions, and is a global leader in smartphones, memory chips, and display technology. The company is coming off a strong year driven by strong demand for AI-related semiconductors and premium smartphones.
What detracted from performance?
Techtronic Industries Co. Ltd. | Techtronic is a global leader in cordless power tools and outdoor power equipment. Tariff-related concerns led to a pull-back in shares.
Central Pattana PCL | Central Pattana is a property company in Thailand that owns and manages several premium shopping centers (largest mall owner in Thailand) among other assets and was affected by weak performance in the residential segment and broader headwinds in the real estate sector in Thailand. The Fund exited the position during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Asia Pacific Equity Fund (Class R)	18.47%	4.70%	7.16%
MSCI All Country Asia Pacific ex-Japan Index (Net)	25.43%	7.43%	8.25%
Class R shares incepted on February 21, 2025. Performance shown prior to that date is that of Class A shares at net asset value restated to reflect the higher 12b-1 fees applicable to Class R shares. Class R shares' returns of the Fund will be different from Class A shares' returns of the Fund as they have different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$464,846,027
Total number of portfolio holdings	71
Total advisory fees paid	$3,671,188
Portfolio turnover rate	102%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	9.73%
Tencent Holdings Ltd.	6.42%
Samsung Electronics Co. Ltd.	6.18%
HDFC Bank Ltd., ADR	3.43%
Kasikornbank PCL, Foreign Shares	3.27%
NetEase, Inc.	3.04%
AIA Group Ltd.	2.62%
Alibaba Group Holding Ltd.	2.51%
United Overseas Bank Ltd.	2.44%
Anglo American PLC	2.10%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective June 23, 2025, the Fund’s sub-adviser, Invesco Asset Management Limited, began providing day-to-day management of the Fund. Additionally, the Fund modified its principal investment strategies and risks to reflect that the Fund no longer focuses on securities its portfolio managers consider to have potential for earnings or revenue growth.
Effective August 22, 2025, Invesco EQV Asia Pacific Equity Fund was renamed Invesco Asia Pacific Equity Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
APG-AR-R
Invesco Asia Pacific Equity Fund

Invesco Asia Pacific Equity Fund
Class Y: ASIYX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Asia Pacific Equity Fund (the “Fund”), formerly Invesco EQV Asia Pacific Equity Fund, for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Asia Pacific Equity Fund (Class Y)	$128	1.17%
How Did The Fund Perform During The Period?
• Emerging markets (EM) equities performed very well during the fiscal year ended October 31, 2025. EM outperformed developed markets as well as US equities as the continued US dollar decline pushed the MSCI Emerging Markets Index to near all-time highs. In contrast, Indian equities remained relatively flat during the fiscal year driven by valuation concerns and global headwinds from US tariffs. Asia Pacific ex Japan equities performed strongly in the year outperforming developed and international equities. Strong technology gains powered by the continued artificial intelligence (AI) trade along with easing global headwinds helped increase investor confidence during the year.
• For the fiscal year ended October 31, 2025, Class Y shares of the Fund returned 19.11%. For the same time period, the MSCI All Country Asia Pacific ex-Japan Index (Net) returned 25.43%.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co. Ltd.  | Taiwan Semiconductor is one of the world's leading semiconductor foundries and the key enabler of the new computing revolution, with multiple architectures, chip platforms and design teams competing to push computing and AI innovation. The company is known for its advanced technology, high-volume production, and strong customer base, including major tech companies like Apple, Qualcomm, and NVIDIA.
Samsung Electronics Co. Ltd. | Samsung Electronics is a South Korean multinational corporation that designs and manufactures consumer electronics, semiconductors, and IT solutions, and is a global leader in smartphones, memory chips, and display technology. The company is coming off a strong year driven by strong demand for AI-related semiconductors and premium smartphones.
What detracted from performance?
Techtronic Industries Co. Ltd. | Techtronic is a global leader in cordless power tools and outdoor power equipment. Tariff-related concerns led to a pull-back in shares.
Central Pattana PCL | Central Pattana is a property company in Thailand that owns and manages several premium shopping centers (largest mall owner in Thailand) among other assets and was affected by weak performance in the residential segment and broader headwinds in the real estate sector in Thailand. The Fund exited the position during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Asia Pacific Equity Fund (Class Y)	19.11%	5.24%	7.70%
MSCI All Country Asia Pacific ex-Japan Index (Net)	25.43%	7.43%	8.25%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$464,846,027
Total number of portfolio holdings	71
Total advisory fees paid	$3,671,188
Portfolio turnover rate	102%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	9.73%
Tencent Holdings Ltd.	6.42%
Samsung Electronics Co. Ltd.	6.18%
HDFC Bank Ltd., ADR	3.43%
Kasikornbank PCL, Foreign Shares	3.27%
NetEase, Inc.	3.04%
AIA Group Ltd.	2.62%
Alibaba Group Holding Ltd.	2.51%
United Overseas Bank Ltd.	2.44%
Anglo American PLC	2.10%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective June 23, 2025, the Fund’s sub-adviser, Invesco Asset Management Limited, began providing day-to-day management of the Fund. Additionally, the Fund modified its principal investment strategies and risks to reflect that the Fund no longer focuses on securities its portfolio managers consider to have potential for earnings or revenue growth.
Effective August 22, 2025, Invesco EQV Asia Pacific Equity Fund was renamed Invesco Asia Pacific Equity Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
APG-AR-Y
Invesco Asia Pacific Equity Fund

Invesco Asia Pacific Equity Fund
Class R6: ASISX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Asia Pacific Equity Fund (the “Fund”), formerly Invesco EQV Asia Pacific Equity Fund, for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Asia Pacific Equity Fund (Class R6)	$110	1.00%
How Did The Fund Perform During The Period?
• Emerging markets (EM) equities performed very well during the fiscal year ended October 31, 2025. EM outperformed developed markets as well as US equities as the continued US dollar decline pushed the MSCI Emerging Markets Index to near all-time highs. In contrast, Indian equities remained relatively flat during the fiscal year driven by valuation concerns and global headwinds from US tariffs. Asia Pacific ex Japan equities performed strongly in the year outperforming developed and international equities. Strong technology gains powered by the continued artificial intelligence (AI) trade along with easing global headwinds helped increase investor confidence during the year.
• For the fiscal year ended October 31, 2025, Class R6 shares of the Fund returned 19.29%. For the same time period, the MSCI All Country Asia Pacific ex-Japan Index (Net) returned 25.43%.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co. Ltd.  | Taiwan Semiconductor is one of the world's leading semiconductor foundries and the key enabler of the new computing revolution, with multiple architectures, chip platforms and design teams competing to push computing and AI innovation. The company is known for its advanced technology, high-volume production, and strong customer base, including major tech companies like Apple, Qualcomm, and NVIDIA.
Samsung Electronics Co. Ltd. | Samsung Electronics is a South Korean multinational corporation that designs and manufactures consumer electronics, semiconductors, and IT solutions, and is a global leader in smartphones, memory chips, and display technology. The company is coming off a strong year driven by strong demand for AI-related semiconductors and premium smartphones.
What detracted from performance?
Techtronic Industries Co. Ltd. | Techtronic is a global leader in cordless power tools and outdoor power equipment. Tariff-related concerns led to a pull-back in shares.
Central Pattana PCL | Central Pattana is a property company in Thailand that owns and manages several premium shopping centers (largest mall owner in Thailand) among other assets and was affected by weak performance in the residential segment and broader headwinds in the real estate sector in Thailand. The Fund exited the position during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Asia Pacific Equity Fund (Class R6)	19.29%	5.40%	7.81%
MSCI All Country Asia Pacific ex-Japan Index (Net)	25.43%	7.43%	8.25%
Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares. Class R6 shares' returns of the Fund will be different from Class A shares' returns of the Fund as they have different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$464,846,027
Total number of portfolio holdings	71
Total advisory fees paid	$3,671,188
Portfolio turnover rate	102%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	9.73%
Tencent Holdings Ltd.	6.42%
Samsung Electronics Co. Ltd.	6.18%
HDFC Bank Ltd., ADR	3.43%
Kasikornbank PCL, Foreign Shares	3.27%
NetEase, Inc.	3.04%
AIA Group Ltd.	2.62%
Alibaba Group Holding Ltd.	2.51%
United Overseas Bank Ltd.	2.44%
Anglo American PLC	2.10%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective June 23, 2025, the Fund’s sub-adviser, Invesco Asset Management Limited, began providing day-to-day management of the Fund. Additionally, the Fund modified its principal investment strategies and risks to reflect that the Fund no longer focuses on securities its portfolio managers consider to have potential for earnings or revenue growth.
Effective August 22, 2025, Invesco EQV Asia Pacific Equity Fund was renamed Invesco Asia Pacific Equity Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
APG-AR-R6
Invesco Asia Pacific Equity Fund

Invesco EQV International Equity Fund
Class A: AIIEX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco EQV International Equity Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV International Equity Fund (Class A)	$134	1.27%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global gross domestic product growth. High quality companies underperformed during this period, particularly outside the United States, creating a headwind for actively managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class A shares of the Fund, excluding sales charge, returned 10.97%. For the same time period, the MSCI ACWI ex USA® Index (Net) (the "Benchmark") returned 24.93%. The Fund's underperformance relative to the Benchmark for the fiscal year was primarily driven by our stock selection in the industrials sector.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co. Ltd. | Taiwan Semiconductor beat quarter earnings expectations and raised guidance. Strong AI chip demand, pricing power in advanced nodes and favorable foreign exchange trends boosted profit margins.
Celestica, Inc. | Celestica, a Canada-based leader in electronics manufacturing services (EMS), benefited from the rising AI capital expenditures of major hyperscalers and AI companies building large-scale data centers.
Broadcom, Inc. | Broadcom, a prominent supplier of semiconductor and infrastructure software solutions, saw strengthened demand for its application-specific processors and networking semiconductors, which are critical for supporting AI applications.
What detracted from performance?
Novo Nordisk A/S | Novo Nordisk is a Denmark-based pharmaceuticals company and one of the leaders in the obesity drug market. The stock underperformed during the fiscal year due to increased competition, which resulted in lower sales and operating profits. Additionally, the company faced some setbacks in its pipeline development.
ICON PLC | ICON is an Ireland-based contract research organization that was affected by reduced spending by large pharmaceutical companies, a slowdown in vaccine-related contracts and a challenging biotech funding environment. While the demand environment remains difficult, growth expectations moderated, and we believe the current valuation appears to reflect many of the transitory challenges facing the industry.
Shimano, Inc. | Shimano is a global leader in bike components. Profit margins fell short of expectations due to product rollout costs and overseas labor pressures. High bike inventories, especially in China, remained a short-term drag. We decided to exit the Fund’s position at the end of the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV International Equity Fund (Class A) —including sales charge	4.87%	5.01%	4.85%
Invesco EQV International Equity Fund (Class A) —excluding sales charge	10.97%	6.20%	5.44%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$2,233,346,718
Total number of portfolio holdings	84
Total advisory fees paid	$18,903,061
Portfolio turnover rate	50%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	5.20%
Investor AB, Class B	3.51%
Legrand S.A.	2.34%
FinecoBank Banca Fineco S.p.A.	2.31%
Barclays PLC	2.24%
HDFC Bank Ltd., ADR	2.17%
RB Global, Inc.	2.01%
Hoya Corp.	1.97%
BAE Systems PLC	1.96%
AstraZeneca PLC	1.90%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
IGR-AR-A
Invesco EQV International Equity Fund

Invesco EQV International Equity Fund
Class C: AIECX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco EQV International Equity Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV International Equity Fund (Class C)	$212	2.02%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global gross domestic product growth. High quality companies underperformed during this period, particularly outside the United States, creating a headwind for actively managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class C shares of the Fund, excluding sales charge, returned 10.18%. For the same time period, the MSCI ACWI ex USA® Index (Net) (the "Benchmark") returned 24.93%. The Fund's underperformance relative to the Benchmark for the fiscal year was primarily driven by our stock selection in the industrials sector.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co. Ltd. | Taiwan Semiconductor beat quarter earnings expectations and raised guidance. Strong AI chip demand, pricing power in advanced nodes and favorable foreign exchange trends boosted profit margins.
Celestica, Inc. | Celestica, a Canada-based leader in electronics manufacturing services (EMS), benefited from the rising AI capital expenditures of major hyperscalers and AI companies building large-scale data centers.
Broadcom, Inc. | Broadcom, a prominent supplier of semiconductor and infrastructure software solutions, saw strengthened demand for its application-specific processors and networking semiconductors, which are critical for supporting AI applications.
What detracted from performance?
Novo Nordisk A/S | Novo Nordisk is a Denmark-based pharmaceuticals company and one of the leaders in the obesity drug market. The stock underperformed during the fiscal year due to increased competition, which resulted in lower sales and operating profits. Additionally, the company faced some setbacks in its pipeline development.
ICON PLC | ICON is an Ireland-based contract research organization that was affected by reduced spending by large pharmaceutical companies, a slowdown in vaccine-related contracts and a challenging biotech funding environment. While the demand environment remains difficult, growth expectations moderated, and we believe the current valuation appears to reflect many of the transitory challenges facing the industry.
Shimano, Inc. | Shimano is a global leader in bike components. Profit margins fell short of expectations due to product rollout costs and overseas labor pressures. High bike inventories, especially in China, remained a short-term drag. We decided to exit the Fund’s position at the end of the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV International Equity Fund (Class C) —including sales charge	9.18%	5.41%	4.81%
Invesco EQV International Equity Fund (Class C) —excluding sales charge	10.18%	5.41%	4.81%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$2,233,346,718
Total number of portfolio holdings	84
Total advisory fees paid	$18,903,061
Portfolio turnover rate	50%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	5.20%
Investor AB, Class B	3.51%
Legrand S.A.	2.34%
FinecoBank Banca Fineco S.p.A.	2.31%
Barclays PLC	2.24%
HDFC Bank Ltd., ADR	2.17%
RB Global, Inc.	2.01%
Hoya Corp.	1.97%
BAE Systems PLC	1.96%
AstraZeneca PLC	1.90%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
IGR-AR-C
Invesco EQV International Equity Fund

Invesco EQV International Equity Fund
Class R: AIERX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco EQV International Equity Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV International Equity Fund (Class R)	$160	1.52%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global gross domestic product growth. High quality companies underperformed during this period, particularly outside the United States, creating a headwind for actively managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class R shares of the Fund returned 10.75%. For the same time period, the MSCI ACWI ex USA® Index (Net) (the "Benchmark") returned 24.93%. The Fund's underperformance relative to the Benchmark for the fiscal year was primarily driven by our stock selection in the industrials sector.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co. Ltd. | Taiwan Semiconductor beat quarter earnings expectations and raised guidance. Strong AI chip demand, pricing power in advanced nodes and favorable foreign exchange trends boosted profit margins.
Celestica, Inc. | Celestica, a Canada-based leader in electronics manufacturing services (EMS), benefited from the rising AI capital expenditures of major hyperscalers and AI companies building large-scale data centers.
Broadcom, Inc. | Broadcom, a prominent supplier of semiconductor and infrastructure software solutions, saw strengthened demand for its application-specific processors and networking semiconductors, which are critical for supporting AI applications.
What detracted from performance?
Novo Nordisk A/S | Novo Nordisk is a Denmark-based pharmaceuticals company and one of the leaders in the obesity drug market. The stock underperformed during the fiscal year due to increased competition, which resulted in lower sales and operating profits. Additionally, the company faced some setbacks in its pipeline development.
ICON PLC | ICON is an Ireland-based contract research organization that was affected by reduced spending by large pharmaceutical companies, a slowdown in vaccine-related contracts and a challenging biotech funding environment. While the demand environment remains difficult, growth expectations moderated, and we believe the current valuation appears to reflect many of the transitory challenges facing the industry.
Shimano, Inc. | Shimano is a global leader in bike components. Profit margins fell short of expectations due to product rollout costs and overseas labor pressures. High bike inventories, especially in China, remained a short-term drag. We decided to exit the Fund’s position at the end of the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV International Equity Fund (Class R)	10.75%	5.94%	5.18%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$2,233,346,718
Total number of portfolio holdings	84
Total advisory fees paid	$18,903,061
Portfolio turnover rate	50%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	5.20%
Investor AB, Class B	3.51%
Legrand S.A.	2.34%
FinecoBank Banca Fineco S.p.A.	2.31%
Barclays PLC	2.24%
HDFC Bank Ltd., ADR	2.17%
RB Global, Inc.	2.01%
Hoya Corp.	1.97%
BAE Systems PLC	1.96%
AstraZeneca PLC	1.90%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
IGR-AR-R
Invesco EQV International Equity Fund

Invesco EQV International Equity Fund
Class Y: AIIYX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco EQV International Equity Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV International Equity Fund (Class Y)	$108	1.02%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global gross domestic product growth. High quality companies underperformed during this period, particularly outside the United States, creating a headwind for actively managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class Y shares of the Fund returned 11.29%. For the same time period, the MSCI ACWI ex USA® Index (Net) (the "Benchmark") returned 24.93%. The Fund's underperformance relative to the Benchmark for the fiscal year was primarily driven by our stock selection in the industrials sector.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co. Ltd. | Taiwan Semiconductor beat quarter earnings expectations and raised guidance. Strong AI chip demand, pricing power in advanced nodes and favorable foreign exchange trends boosted profit margins.
Celestica, Inc. | Celestica, a Canada-based leader in electronics manufacturing services (EMS), benefited from the rising AI capital expenditures of major hyperscalers and AI companies building large-scale data centers.
Broadcom, Inc. | Broadcom, a prominent supplier of semiconductor and infrastructure software solutions, saw strengthened demand for its application-specific processors and networking semiconductors, which are critical for supporting AI applications.
What detracted from performance?
Novo Nordisk A/S | Novo Nordisk is a Denmark-based pharmaceuticals company and one of the leaders in the obesity drug market. The stock underperformed during the fiscal year due to increased competition, which resulted in lower sales and operating profits. Additionally, the company faced some setbacks in its pipeline development.
ICON PLC | ICON is an Ireland-based contract research organization that was affected by reduced spending by large pharmaceutical companies, a slowdown in vaccine-related contracts and a challenging biotech funding environment. While the demand environment remains difficult, growth expectations moderated, and we believe the current valuation appears to reflect many of the transitory challenges facing the industry.
Shimano, Inc. | Shimano is a global leader in bike components. Profit margins fell short of expectations due to product rollout costs and overseas labor pressures. High bike inventories, especially in China, remained a short-term drag. We decided to exit the Fund’s position at the end of the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV International Equity Fund (Class Y)	11.29%	6.47%	5.71%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$2,233,346,718
Total number of portfolio holdings	84
Total advisory fees paid	$18,903,061
Portfolio turnover rate	50%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	5.20%
Investor AB, Class B	3.51%
Legrand S.A.	2.34%
FinecoBank Banca Fineco S.p.A.	2.31%
Barclays PLC	2.24%
HDFC Bank Ltd., ADR	2.17%
RB Global, Inc.	2.01%
Hoya Corp.	1.97%
BAE Systems PLC	1.96%
AstraZeneca PLC	1.90%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
IGR-AR-Y
Invesco EQV International Equity Fund

Invesco EQV International Equity Fund
Class R5: AIEVX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco EQV International Equity Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV International Equity Fund (Class R5)	$98	0.93%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global gross domestic product growth. High quality companies underperformed during this period, particularly outside the United States, creating a headwind for actively managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class R5 shares of the Fund returned 11.37%. For the same time period, the MSCI ACWI ex USA® Index (Net) (the "Benchmark") returned 24.93%. The Fund's underperformance relative to the Benchmark for the fiscal year was primarily driven by our stock selection in the industrials sector.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co. Ltd. | Taiwan Semiconductor beat quarter earnings expectations and raised guidance. Strong AI chip demand, pricing power in advanced nodes and favorable foreign exchange trends boosted profit margins.
Celestica, Inc. | Celestica, a Canada-based leader in electronics manufacturing services (EMS), benefited from the rising AI capital expenditures of major hyperscalers and AI companies building large-scale data centers.
Broadcom, Inc. | Broadcom, a prominent supplier of semiconductor and infrastructure software solutions, saw strengthened demand for its application-specific processors and networking semiconductors, which are critical for supporting AI applications.
What detracted from performance?
Novo Nordisk A/S | Novo Nordisk is a Denmark-based pharmaceuticals company and one of the leaders in the obesity drug market. The stock underperformed during the fiscal year due to increased competition, which resulted in lower sales and operating profits. Additionally, the company faced some setbacks in its pipeline development.
ICON PLC | ICON is an Ireland-based contract research organization that was affected by reduced spending by large pharmaceutical companies, a slowdown in vaccine-related contracts and a challenging biotech funding environment. While the demand environment remains difficult, growth expectations moderated, and we believe the current valuation appears to reflect many of the transitory challenges facing the industry.
Shimano, Inc. | Shimano is a global leader in bike components. Profit margins fell short of expectations due to product rollout costs and overseas labor pressures. High bike inventories, especially in China, remained a short-term drag. We decided to exit the Fund’s position at the end of the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV International Equity Fund (Class R5)	11.37%	6.56%	5.80%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$2,233,346,718
Total number of portfolio holdings	84
Total advisory fees paid	$18,903,061
Portfolio turnover rate	50%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	5.20%
Investor AB, Class B	3.51%
Legrand S.A.	2.34%
FinecoBank Banca Fineco S.p.A.	2.31%
Barclays PLC	2.24%
HDFC Bank Ltd., ADR	2.17%
RB Global, Inc.	2.01%
Hoya Corp.	1.97%
BAE Systems PLC	1.96%
AstraZeneca PLC	1.90%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
IGR-AR-R5
Invesco EQV International Equity Fund

Invesco EQV International Equity Fund
Class R6: IGFRX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco EQV International Equity Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV International Equity Fund (Class R6)	$91	0.86%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global gross domestic product growth. High quality companies underperformed during this period, particularly outside the United States, creating a headwind for actively managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class R6 shares of the Fund returned 11.44%. For the same time period, the MSCI ACWI ex USA® Index (Net) (the "Benchmark") returned 24.93%. The Fund's underperformance relative to the Benchmark for the fiscal year was primarily driven by our stock selection in the industrials sector.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co. Ltd. | Taiwan Semiconductor beat quarter earnings expectations and raised guidance. Strong AI chip demand, pricing power in advanced nodes and favorable foreign exchange trends boosted profit margins.
Celestica, Inc. | Celestica, a Canada-based leader in electronics manufacturing services (EMS), benefited from the rising AI capital expenditures of major hyperscalers and AI companies building large-scale data centers.
Broadcom, Inc. | Broadcom, a prominent supplier of semiconductor and infrastructure software solutions, saw strengthened demand for its application-specific processors and networking semiconductors, which are critical for supporting AI applications.
What detracted from performance?
Novo Nordisk A/S | Novo Nordisk is a Denmark-based pharmaceuticals company and one of the leaders in the obesity drug market. The stock underperformed during the fiscal year due to increased competition, which resulted in lower sales and operating profits. Additionally, the company faced some setbacks in its pipeline development.
ICON PLC | ICON is an Ireland-based contract research organization that was affected by reduced spending by large pharmaceutical companies, a slowdown in vaccine-related contracts and a challenging biotech funding environment. While the demand environment remains difficult, growth expectations moderated, and we believe the current valuation appears to reflect many of the transitory challenges facing the industry.
Shimano, Inc. | Shimano is a global leader in bike components. Profit margins fell short of expectations due to product rollout costs and overseas labor pressures. High bike inventories, especially in China, remained a short-term drag. We decided to exit the Fund’s position at the end of the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV International Equity Fund (Class R6)	11.44%	6.64%	5.88%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$2,233,346,718
Total number of portfolio holdings	84
Total advisory fees paid	$18,903,061
Portfolio turnover rate	50%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	5.20%
Investor AB, Class B	3.51%
Legrand S.A.	2.34%
FinecoBank Banca Fineco S.p.A.	2.31%
Barclays PLC	2.24%
HDFC Bank Ltd., ADR	2.17%
RB Global, Inc.	2.01%
Hoya Corp.	1.97%
BAE Systems PLC	1.96%
AstraZeneca PLC	1.90%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
IGR-AR-R6
Invesco EQV International Equity Fund

Invesco Global Focus Fund
Class A: GLVAX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Global Focus Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Focus Fund (Class A)	$136	1.23%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during this period, particularly outside the US, creating a headwind for actively-managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class A shares of the Fund, excluding sales charge, returned 21.05%. For the same time period, the MSCI ACWI Growth Index (Net) (the "Benchmark") returned 29.99%. The Fund's underperformance of the Benchmark for the fiscal year was primarily driven by its underweight allocation and stock selection in the information technology sector.
What contributed to performance?
CrowdStrike Holdings, Inc. | CrowdStrike is a cybersecurity company that provides endpoint security, threat intelligence and cyberattack response services. Shares rose due to the company's strong revenue and earnings growth throughout the period, as its integrated, cloud-native cybersecurity platform continued to gain traction with enterprise clients. The launch of several new products and increased customer retention during the period also helped drive the share price higher.
Alphabet, Inc. | Alphabet, Google’s parent company, posted strong results, driven by AI growth and its advertising and cloud businesses, including a major cloud deal with Meta Platforms and a partnership with OpenAI. Shares rose after a favorable antitrust ruling in early September 2025, while the company continued to dominate search advertising and advance its AI strategy through Gemini (Google’s AI assistant), which we believe has outperformed other leading large language models (LLMs).
Apple Inc. | Apple is a major technology company that we do not own in the Fund, but which is a large component of the Benchmark. Apple underperformed during the fiscal year, and the Fund's avoidance of this underperformance was a top contributor to relative results. From a long-term fundamental perspective, we believe the stock trades at a premium valuation despite modest single-digit revenue growth, significant trade-related risks in its supply chain and what we view as lagging progress in key transformational technologies such as AI.
What detracted from performance?
NVIDIA Corp. | NVIDIA is the largest company in the world by market capitalization and a maker of chips and software that power AI, data centers and high-end gaming. We own NVIDIA in the Fund but the position is underweight relative to the Benchmark, and therefore NVIDIA’s strong performance during the fiscal year made it a detractor from our relative results. We believe NVIDIA is a clear leader in AI chip technology, but we remain cautious on its valuation relative to the durability of its future growth.
NICE Ltd. | NICE is a global technology company that specializes in customer service software solutions. Organic cloud growth throughout the period was slower than anticipated, with the company's acquisition of LiveVox not contributing to growth as much as originally expected. The company is also experiencing challenges adapting to new technological innovations, with its business model viewed by some investors as particularly vulnerable to disruption from agentic AI.
Novo Nordisk A/S | Novo Nordisk is a global pharmaceutical company that specializes in developing and manufacturing innovative treatments for chronic diseases. Slower growth in its core obesity and diabetes drug sector as well as increased competition were major headwinds for the company during the period. We have since sold out of our position in favor of increasing our position in Eli Lilly.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Focus Fund (Class A) —including sales charge	14.39%	5.61%	10.20%
Invesco Global Focus Fund (Class A) —excluding sales charge	21.05%	6.81%	10.83%
MSCI ACWI Growth Index (Net)	29.99%	14.75%	13.92%
MSCI ACWI Index (Net)	22.64%	14.61%	11.31%
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer Global Focus Fund (the predecessor fund) were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$601,742,922
Total number of portfolio holdings	44
Total advisory fees paid	$4,475,862
Portfolio turnover rate	17%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Alphabet, Inc., Class A	9.22%
Meta Platforms, Inc., Class A	6.67%
Amazon.com, Inc.	6.66%
Mastercard, Inc., Class A	4.72%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.33%
Tencent Holdings Ltd.	4.18%
Uber Technologies, Inc.	3.91%
CrowdStrike Holdings, Inc., Class A	3.62%
Thermo Fisher Scientific, Inc.	3.44%
Broadcom, Inc.	3.43%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-GLF-AR-A
Invesco Global Focus Fund

Invesco Global Focus Fund
Class C: GLVCX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Global Focus Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Focus Fund (Class C)	$218	1.98%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during this period, particularly outside the US, creating a headwind for actively-managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class C shares of the Fund, excluding sales charge, returned 20.13%. For the same time period, the MSCI ACWI Growth Index (Net) (the "Benchmark") returned 29.99%. The Fund's underperformance of the Benchmark for the fiscal year was primarily driven by its underweight allocation and stock selection in the information technology sector.
What contributed to performance?
CrowdStrike Holdings, Inc. | CrowdStrike is a cybersecurity company that provides endpoint security, threat intelligence and cyberattack response services. Shares rose due to the company's strong revenue and earnings growth throughout the period, as its integrated, cloud-native cybersecurity platform continued to gain traction with enterprise clients. The launch of several new products and increased customer retention during the period also helped drive the share price higher.
Alphabet, Inc. | Alphabet, Google’s parent company, posted strong results, driven by AI growth and its advertising and cloud businesses, including a major cloud deal with Meta Platforms and a partnership with OpenAI. Shares rose after a favorable antitrust ruling in early September 2025, while the company continued to dominate search advertising and advance its AI strategy through Gemini (Google’s AI assistant), which we believe has outperformed other leading large language models (LLMs).
Apple Inc. | Apple is a major technology company that we do not own in the Fund, but which is a large component of the Benchmark. Apple underperformed during the fiscal year, and the Fund's avoidance of this underperformance was a top contributor to relative results. From a long-term fundamental perspective, we believe the stock trades at a premium valuation despite modest single-digit revenue growth, significant trade-related risks in its supply chain and what we view as lagging progress in key transformational technologies such as AI.
What detracted from performance?
NVIDIA Corp. | NVIDIA is the largest company in the world by market capitalization and a maker of chips and software that power AI, data centers and high-end gaming. We own NVIDIA in the Fund but the position is underweight relative to the Benchmark, and therefore NVIDIA’s strong performance during the fiscal year made it a detractor from our relative results. We believe NVIDIA is a clear leader in AI chip technology, but we remain cautious on its valuation relative to the durability of its future growth.
NICE Ltd. | NICE is a global technology company that specializes in customer service software solutions. Organic cloud growth throughout the period was slower than anticipated, with the company's acquisition of LiveVox not contributing to growth as much as originally expected. The company is also experiencing challenges adapting to new technological innovations, with its business model viewed by some investors as particularly vulnerable to disruption from agentic AI.
Novo Nordisk A/S | Novo Nordisk is a global pharmaceutical company that specializes in developing and manufacturing innovative treatments for chronic diseases. Slower growth in its core obesity and diabetes drug sector as well as increased competition were major headwinds for the company during the period. We have since sold out of our position in favor of increasing our position in Eli Lilly.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Focus Fund (Class C) —including sales charge	19.13%	6.00%	10.16%
Invesco Global Focus Fund (Class C) —excluding sales charge	20.13%	6.00%	10.16%
MSCI ACWI Growth Index (Net)	29.99%	14.75%	13.92%
MSCI ACWI Index (Net)	22.64%	14.61%	11.31%
Effective after the close of business on May 24, 2019, Class C shares of Oppenheimer Global Focus Fund (the predecessor fund) were reorganized into Class C shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class C shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$601,742,922
Total number of portfolio holdings	44
Total advisory fees paid	$4,475,862
Portfolio turnover rate	17%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Alphabet, Inc., Class A	9.22%
Meta Platforms, Inc., Class A	6.67%
Amazon.com, Inc.	6.66%
Mastercard, Inc., Class A	4.72%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.33%
Tencent Holdings Ltd.	4.18%
Uber Technologies, Inc.	3.91%
CrowdStrike Holdings, Inc., Class A	3.62%
Thermo Fisher Scientific, Inc.	3.44%
Broadcom, Inc.	3.43%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-GLF-AR-C
Invesco Global Focus Fund

Invesco Global Focus Fund
Class R: GLVNX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Global Focus Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Focus Fund (Class R)	$163	1.48%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during this period, particularly outside the US, creating a headwind for actively-managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class R shares of the Fund returned 20.76%. For the same time period, the MSCI ACWI Growth Index (Net) (the "Benchmark") returned 29.99%. The Fund's underperformance of the Benchmark for the fiscal year was primarily driven by its underweight allocation and stock selection in the information technology sector.
What contributed to performance?
CrowdStrike Holdings, Inc. | CrowdStrike is a cybersecurity company that provides endpoint security, threat intelligence and cyberattack response services. Shares rose due to the company's strong revenue and earnings growth throughout the period, as its integrated, cloud-native cybersecurity platform continued to gain traction with enterprise clients. The launch of several new products and increased customer retention during the period also helped drive the share price higher.
Alphabet, Inc. | Alphabet, Google’s parent company, posted strong results, driven by AI growth and its advertising and cloud businesses, including a major cloud deal with Meta Platforms and a partnership with OpenAI. Shares rose after a favorable antitrust ruling in early September 2025, while the company continued to dominate search advertising and advance its AI strategy through Gemini (Google’s AI assistant), which we believe has outperformed other leading large language models (LLMs).
Apple Inc. | Apple is a major technology company that we do not own in the Fund, but which is a large component of the Benchmark. Apple underperformed during the fiscal year, and the Fund's avoidance of this underperformance was a top contributor to relative results. From a long-term fundamental perspective, we believe the stock trades at a premium valuation despite modest single-digit revenue growth, significant trade-related risks in its supply chain and what we view as lagging progress in key transformational technologies such as AI.
What detracted from performance?
NVIDIA Corp. | NVIDIA is the largest company in the world by market capitalization and a maker of chips and software that power AI, data centers and high-end gaming. We own NVIDIA in the Fund but the position is underweight relative to the Benchmark, and therefore NVIDIA’s strong performance during the fiscal year made it a detractor from our relative results. We believe NVIDIA is a clear leader in AI chip technology, but we remain cautious on its valuation relative to the durability of its future growth.
NICE Ltd. | NICE is a global technology company that specializes in customer service software solutions. Organic cloud growth throughout the period was slower than anticipated, with the company's acquisition of LiveVox not contributing to growth as much as originally expected. The company is also experiencing challenges adapting to new technological innovations, with its business model viewed by some investors as particularly vulnerable to disruption from agentic AI.
Novo Nordisk A/S | Novo Nordisk is a global pharmaceutical company that specializes in developing and manufacturing innovative treatments for chronic diseases. Slower growth in its core obesity and diabetes drug sector as well as increased competition were major headwinds for the company during the period. We have since sold out of our position in favor of increasing our position in Eli Lilly.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Focus Fund (Class R)	20.76%	6.55%	10.56%
MSCI ACWI Growth Index (Net)	29.99%	14.75%	13.92%
MSCI ACWI Index (Net)	22.64%	14.61%	11.31%
Effective after the close of business on May 24, 2019, Class R shares of Oppenheimer Global Focus Fund (the predecessor fund) were reorganized into Class R shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class R shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$601,742,922
Total number of portfolio holdings	44
Total advisory fees paid	$4,475,862
Portfolio turnover rate	17%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Alphabet, Inc., Class A	9.22%
Meta Platforms, Inc., Class A	6.67%
Amazon.com, Inc.	6.66%
Mastercard, Inc., Class A	4.72%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.33%
Tencent Holdings Ltd.	4.18%
Uber Technologies, Inc.	3.91%
CrowdStrike Holdings, Inc., Class A	3.62%
Thermo Fisher Scientific, Inc.	3.44%
Broadcom, Inc.	3.43%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-GLF-AR-R
Invesco Global Focus Fund

Invesco Global Focus Fund
Class Y: GLVYX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Global Focus Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Focus Fund (Class Y)	$108	0.98%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during this period, particularly outside the US, creating a headwind for actively-managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class Y shares of the Fund returned 21.36%. For the same time period, the MSCI ACWI Growth Index (Net) (the "Benchmark") returned 29.99%. The Fund's underperformance of the Benchmark for the fiscal year was primarily driven by its underweight allocation and stock selection in the information technology sector.
What contributed to performance?
CrowdStrike Holdings, Inc. | CrowdStrike is a cybersecurity company that provides endpoint security, threat intelligence and cyberattack response services. Shares rose due to the company's strong revenue and earnings growth throughout the period, as its integrated, cloud-native cybersecurity platform continued to gain traction with enterprise clients. The launch of several new products and increased customer retention during the period also helped drive the share price higher.
Alphabet, Inc. | Alphabet, Google’s parent company, posted strong results, driven by AI growth and its advertising and cloud businesses, including a major cloud deal with Meta Platforms and a partnership with OpenAI. Shares rose after a favorable antitrust ruling in early September 2025, while the company continued to dominate search advertising and advance its AI strategy through Gemini (Google’s AI assistant), which we believe has outperformed other leading large language models (LLMs).
Apple Inc. | Apple is a major technology company that we do not own in the Fund, but which is a large component of the Benchmark. Apple underperformed during the fiscal year, and the Fund's avoidance of this underperformance was a top contributor to relative results. From a long-term fundamental perspective, we believe the stock trades at a premium valuation despite modest single-digit revenue growth, significant trade-related risks in its supply chain and what we view as lagging progress in key transformational technologies such as AI.
What detracted from performance?
NVIDIA Corp. | NVIDIA is the largest company in the world by market capitalization and a maker of chips and software that power AI, data centers and high-end gaming. We own NVIDIA in the Fund but the position is underweight relative to the Benchmark, and therefore NVIDIA’s strong performance during the fiscal year made it a detractor from our relative results. We believe NVIDIA is a clear leader in AI chip technology, but we remain cautious on its valuation relative to the durability of its future growth.
NICE Ltd. | NICE is a global technology company that specializes in customer service software solutions. Organic cloud growth throughout the period was slower than anticipated, with the company's acquisition of LiveVox not contributing to growth as much as originally expected. The company is also experiencing challenges adapting to new technological innovations, with its business model viewed by some investors as particularly vulnerable to disruption from agentic AI.
Novo Nordisk A/S | Novo Nordisk is a global pharmaceutical company that specializes in developing and manufacturing innovative treatments for chronic diseases. Slower growth in its core obesity and diabetes drug sector as well as increased competition were major headwinds for the company during the period. We have since sold out of our position in favor of increasing our position in Eli Lilly.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Focus Fund (Class Y)	21.36%	7.07%	11.10%
MSCI ACWI Growth Index (Net)	29.99%	14.75%	13.92%
MSCI ACWI Index (Net)	22.64%	14.61%	11.31%
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer Global Focus Fund (the predecessor fund) were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$601,742,922
Total number of portfolio holdings	44
Total advisory fees paid	$4,475,862
Portfolio turnover rate	17%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Alphabet, Inc., Class A	9.22%
Meta Platforms, Inc., Class A	6.67%
Amazon.com, Inc.	6.66%
Mastercard, Inc., Class A	4.72%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.33%
Tencent Holdings Ltd.	4.18%
Uber Technologies, Inc.	3.91%
CrowdStrike Holdings, Inc., Class A	3.62%
Thermo Fisher Scientific, Inc.	3.44%
Broadcom, Inc.	3.43%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-GLF-AR-Y
Invesco Global Focus Fund

Invesco Global Focus Fund
Class R5: GFFDX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Global Focus Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Focus Fund (Class R5)	$96	0.87%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during this period, particularly outside the US, creating a headwind for actively-managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class R5 shares of the Fund returned 21.50%. For the same time period, the MSCI ACWI Growth Index (Net) (the "Benchmark") returned 29.99%. The Fund's underperformance of the Benchmark for the fiscal year was primarily driven by its underweight allocation and stock selection in the information technology sector.
What contributed to performance?
CrowdStrike Holdings, Inc. | CrowdStrike is a cybersecurity company that provides endpoint security, threat intelligence and cyberattack response services. Shares rose due to the company's strong revenue and earnings growth throughout the period, as its integrated, cloud-native cybersecurity platform continued to gain traction with enterprise clients. The launch of several new products and increased customer retention during the period also helped drive the share price higher.
Alphabet, Inc. | Alphabet, Google’s parent company, posted strong results, driven by AI growth and its advertising and cloud businesses, including a major cloud deal with Meta Platforms and a partnership with OpenAI. Shares rose after a favorable antitrust ruling in early September 2025, while the company continued to dominate search advertising and advance its AI strategy through Gemini (Google’s AI assistant), which we believe has outperformed other leading large language models (LLMs).
Apple Inc. | Apple is a major technology company that we do not own in the Fund, but which is a large component of the Benchmark. Apple underperformed during the fiscal year, and the Fund's avoidance of this underperformance was a top contributor to relative results. From a long-term fundamental perspective, we believe the stock trades at a premium valuation despite modest single-digit revenue growth, significant trade-related risks in its supply chain and what we view as lagging progress in key transformational technologies such as AI.
What detracted from performance?
NVIDIA Corp. | NVIDIA is the largest company in the world by market capitalization and a maker of chips and software that power AI, data centers and high-end gaming. We own NVIDIA in the Fund but the position is underweight relative to the Benchmark, and therefore NVIDIA’s strong performance during the fiscal year made it a detractor from our relative results. We believe NVIDIA is a clear leader in AI chip technology, but we remain cautious on its valuation relative to the durability of its future growth.
NICE Ltd. | NICE is a global technology company that specializes in customer service software solutions. Organic cloud growth throughout the period was slower than anticipated, with the company's acquisition of LiveVox not contributing to growth as much as originally expected. The company is also experiencing challenges adapting to new technological innovations, with its business model viewed by some investors as particularly vulnerable to disruption from agentic AI.
Novo Nordisk A/S | Novo Nordisk is a global pharmaceutical company that specializes in developing and manufacturing innovative treatments for chronic diseases. Slower growth in its core obesity and diabetes drug sector as well as increased competition were major headwinds for the company during the period. We have since sold out of our position in favor of increasing our position in Eli Lilly.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Focus Fund (Class R5)	21.50%	7.20%	11.09%
MSCI ACWI Growth Index (Net)	29.99%	14.75%	13.92%
MSCI ACWI Index (Net)	22.64%	14.61%	11.31%
Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of Oppenheimer Global Focus Fund's (the predecessor fund) Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$601,742,922
Total number of portfolio holdings	44
Total advisory fees paid	$4,475,862
Portfolio turnover rate	17%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Alphabet, Inc., Class A	9.22%
Meta Platforms, Inc., Class A	6.67%
Amazon.com, Inc.	6.66%
Mastercard, Inc., Class A	4.72%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.33%
Tencent Holdings Ltd.	4.18%
Uber Technologies, Inc.	3.91%
CrowdStrike Holdings, Inc., Class A	3.62%
Thermo Fisher Scientific, Inc.	3.44%
Broadcom, Inc.	3.43%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-GLF-AR-R5
Invesco Global Focus Fund

Invesco Global Focus Fund
Class R6: GLVIX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Global Focus Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Focus Fund (Class R6)	$96	0.87%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during this period, particularly outside the US, creating a headwind for actively-managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class R6 shares of the Fund returned 21.49%. For the same time period, the MSCI ACWI Growth Index (Net) (the "Benchmark") returned 29.99%. The Fund's underperformance of the Benchmark for the fiscal year was primarily driven by its underweight allocation and stock selection in the information technology sector.
What contributed to performance?
CrowdStrike Holdings, Inc. | CrowdStrike is a cybersecurity company that provides endpoint security, threat intelligence and cyberattack response services. Shares rose due to the company's strong revenue and earnings growth throughout the period, as its integrated, cloud-native cybersecurity platform continued to gain traction with enterprise clients. The launch of several new products and increased customer retention during the period also helped drive the share price higher.
Alphabet, Inc. | Alphabet, Google’s parent company, posted strong results, driven by AI growth and its advertising and cloud businesses, including a major cloud deal with Meta Platforms and a partnership with OpenAI. Shares rose after a favorable antitrust ruling in early September 2025, while the company continued to dominate search advertising and advance its AI strategy through Gemini (Google’s AI assistant), which we believe has outperformed other leading large language models (LLMs).
Apple Inc. | Apple is a major technology company that we do not own in the Fund, but which is a large component of the Benchmark. Apple underperformed during the fiscal year, and the Fund's avoidance of this underperformance was a top contributor to relative results. From a long-term fundamental perspective, we believe the stock trades at a premium valuation despite modest single-digit revenue growth, significant trade-related risks in its supply chain and what we view as lagging progress in key transformational technologies such as AI.
What detracted from performance?
NVIDIA Corp. | NVIDIA is the largest company in the world by market capitalization and a maker of chips and software that power AI, data centers and high-end gaming. We own NVIDIA in the Fund but the position is underweight relative to the Benchmark, and therefore NVIDIA’s strong performance during the fiscal year made it a detractor from our relative results. We believe NVIDIA is a clear leader in AI chip technology, but we remain cautious on its valuation relative to the durability of its future growth.
NICE Ltd. | NICE is a global technology company that specializes in customer service software solutions. Organic cloud growth throughout the period was slower than anticipated, with the company's acquisition of LiveVox not contributing to growth as much as originally expected. The company is also experiencing challenges adapting to new technological innovations, with its business model viewed by some investors as particularly vulnerable to disruption from agentic AI.
Novo Nordisk A/S | Novo Nordisk is a global pharmaceutical company that specializes in developing and manufacturing innovative treatments for chronic diseases. Slower growth in its core obesity and diabetes drug sector as well as increased competition were major headwinds for the company during the period. We have since sold out of our position in favor of increasing our position in Eli Lilly.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Focus Fund (Class R6)	21.49%	7.20%	11.26%
MSCI ACWI Growth Index (Net)	29.99%	14.75%	13.92%
MSCI ACWI Index (Net)	22.64%	14.61%	11.31%
Effective after the close of business on May 24, 2019, Class I shares of Oppenheimer Global Focus Fund (the predecessor fund) were reorganized into Class R6 shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$601,742,922
Total number of portfolio holdings	44
Total advisory fees paid	$4,475,862
Portfolio turnover rate	17%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Alphabet, Inc., Class A	9.22%
Meta Platforms, Inc., Class A	6.67%
Amazon.com, Inc.	6.66%
Mastercard, Inc., Class A	4.72%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.33%
Tencent Holdings Ltd.	4.18%
Uber Technologies, Inc.	3.91%
CrowdStrike Holdings, Inc., Class A	3.62%
Thermo Fisher Scientific, Inc.	3.44%
Broadcom, Inc.	3.43%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-GLF-AR-R6
Invesco Global Focus Fund

Invesco Global Fund
Class A: OPPAX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Global Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Fund (Class A)	$112	1.03%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during this period, particularly outside the United States, creating a headwind for actively-managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class A shares of the Fund, excluding sales charge, returned 17.25%. For the same time period, the MSCI ACWI Growth Index (Net) (the "Benchmark") returned 29.99%. The Fund's underperformance relative to the Benchmark for the fiscal year was primarily driven by stock selection and underweight allocation in the information technology sector.
What contributed to performance?
Lam Research Corp. | Lam Research, a leading provider of wafer-fabrication equipment, benefited from strong demand for advanced memory and logic chips driven by AI and high-performance computing. Increased spending by major chipmakers supports a positive market outlook, and we view Lam as a compelling long-term investment. We added to the Fund’s position during the fiscal year.
Alphabet, Inc. | Alphabet, Google’s parent company, posted strong results, driven by AI growth and its advertising and cloud businesses, including a major cloud deal with Meta and a partnership with OpenAI. Shares rose after a favorable antitrust ruling in early September 2025, while the company continued to dominate search advertising and advance its AI strategy through Gemini (Google’s AI assistant), which we believe has outperformed other leading large language models (LLMs). Alphabet remained the Fund’s largest position.
Apple, Inc. | Apple is a major technology company that we do not own in the Fund, but which is a large component of the Benchmark. Apple underperformed during the fiscal year, and the Fund's avoidance of this underperformance was a top contributor to relative results. From a long-term fundamental perspective, we believe the stock trades at a premium valuation despite modest single-digit revenue growth, significant trade-related risks in its supply chain, and what we view as lagging progress in key transformational technologies such as AI.
What detracted from performance?
DLF Ltd. | DLF, a leading Indian real estate developer, benefits from structural growth drivers such as rising affluence, urban migration, and favorable reforms. Despite a constructive long-term outlook, the stock declined on weaker sentiment and a recent revenue miss. We continue to view this as a high-conviction holding in the Fund.
JD.com, Inc. | JD.com, a Chinese e-commerce and supply chain technology provider, faced headwinds from a weak consumer market, geopolitical tensions, and rising competition in food delivery. While the company is pursuing aggressive expansion, these initiatives raised investor concerns about the long-term profitability and sustainability of its strategy.
S&P Global, Inc. | S&P Global, a leading provider of financial data and analytics, came under pressure after sector-wide negative sentiment and a competitor’s weak revenue outlook. The company also lowered its full-year guidance due to ongoing macroeconomic challenges.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Fund (Class A) —including sales charge	10.81%	9.81%	9.90%
Invesco Global Fund (Class A) —excluding sales charge	17.25%	11.05%	10.52%
MSCI ACWI Growth Index (Net)	29.99%	14.75%	13.92%
MSCI ACWI Index (Net)	22.64%	14.61%	11.31%
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer Global Fund (the predecessor fund) were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$9,458,891,709
Total number of portfolio holdings	66
Total advisory fees paid	$58,677,486
Portfolio turnover rate	24%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Alphabet, Inc., Class A	10.62%
Meta Platforms, Inc., Class A	5.81%
NVIDIA Corp.	5.67%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.70%
S&P Global, Inc.	3.70%
Airbus SE	3.57%
DLF Ltd.	3.37%
Broadcom, Inc.	3.30%
Lam Research Corp.	3.16%
Microsoft Corp.	3.10%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-GLBL-AR-A
Invesco Global Fund

Invesco Global Fund
Class C: OGLCX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Global Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Fund (Class C)	$195	1.80%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during this period, particularly outside the United States, creating a headwind for actively-managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class C shares of the Fund, excluding sales charge, returned 16.34%. For the same time period, the MSCI ACWI Growth Index (Net) (the "Benchmark") returned 29.99%. The Fund's underperformance relative to the Benchmark for the fiscal year was primarily driven by stock selection and underweight allocation in the information technology sector.
What contributed to performance?
Lam Research Corp. | Lam Research, a leading provider of wafer-fabrication equipment, benefited from strong demand for advanced memory and logic chips driven by AI and high-performance computing. Increased spending by major chipmakers supports a positive market outlook, and we view Lam as a compelling long-term investment. We added to the Fund’s position during the fiscal year.
Alphabet, Inc. | Alphabet, Google’s parent company, posted strong results, driven by AI growth and its advertising and cloud businesses, including a major cloud deal with Meta and a partnership with OpenAI. Shares rose after a favorable antitrust ruling in early September 2025, while the company continued to dominate search advertising and advance its AI strategy through Gemini (Google’s AI assistant), which we believe has outperformed other leading large language models (LLMs). Alphabet remained the Fund’s largest position.
Apple, Inc. | Apple is a major technology company that we do not own in the Fund, but which is a large component of the Benchmark. Apple underperformed during the fiscal year, and the Fund's avoidance of this underperformance was a top contributor to relative results. From a long-term fundamental perspective, we believe the stock trades at a premium valuation despite modest single-digit revenue growth, significant trade-related risks in its supply chain, and what we view as lagging progress in key transformational technologies such as AI.
What detracted from performance?
DLF Ltd. | DLF, a leading Indian real estate developer, benefits from structural growth drivers such as rising affluence, urban migration, and favorable reforms. Despite a constructive long-term outlook, the stock declined on weaker sentiment and a recent revenue miss. We continue to view this as a high-conviction holding in the Fund.
JD.com, Inc. | JD.com, a Chinese e-commerce and supply chain technology provider, faced headwinds from a weak consumer market, geopolitical tensions, and rising competition in food delivery. While the company is pursuing aggressive expansion, these initiatives raised investor concerns about the long-term profitability and sustainability of its strategy.
S&P Global, Inc. | S&P Global, a leading provider of financial data and analytics, came under pressure after sector-wide negative sentiment and a competitor’s weak revenue outlook. The company also lowered its full-year guidance due to ongoing macroeconomic challenges.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Fund (Class C) —including sales charge	15.36%	10.21%	9.85%
Invesco Global Fund (Class C) —excluding sales charge	16.34%	10.21%	9.85%
MSCI ACWI Growth Index (Net)	29.99%	14.75%	13.92%
MSCI ACWI Index (Net)	22.64%	14.61%	11.31%
Effective after the close of business on May 24, 2019, Class C shares of Oppenheimer Global Fund (the predecessor fund) were reorganized into Class C shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class C shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$9,458,891,709
Total number of portfolio holdings	66
Total advisory fees paid	$58,677,486
Portfolio turnover rate	24%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Alphabet, Inc., Class A	10.62%
Meta Platforms, Inc., Class A	5.81%
NVIDIA Corp.	5.67%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.70%
S&P Global, Inc.	3.70%
Airbus SE	3.57%
DLF Ltd.	3.37%
Broadcom, Inc.	3.30%
Lam Research Corp.	3.16%
Microsoft Corp.	3.10%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-GLBL-AR-C
Invesco Global Fund

Invesco Global Fund
Class R: OGLNX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Global Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Fund (Class R)	$141	1.30%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during this period, particularly outside the United States, creating a headwind for actively-managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class R shares of the Fund returned 16.95%. For the same time period, the MSCI ACWI Growth Index (Net) (the "Benchmark") returned 29.99%. The Fund's underperformance relative to the Benchmark for the fiscal year was primarily driven by stock selection and underweight allocation in the information technology sector.
What contributed to performance?
Lam Research Corp. | Lam Research, a leading provider of wafer-fabrication equipment, benefited from strong demand for advanced memory and logic chips driven by AI and high-performance computing. Increased spending by major chipmakers supports a positive market outlook, and we view Lam as a compelling long-term investment. We added to the Fund’s position during the fiscal year.
Alphabet, Inc. | Alphabet, Google’s parent company, posted strong results, driven by AI growth and its advertising and cloud businesses, including a major cloud deal with Meta and a partnership with OpenAI. Shares rose after a favorable antitrust ruling in early September 2025, while the company continued to dominate search advertising and advance its AI strategy through Gemini (Google’s AI assistant), which we believe has outperformed other leading large language models (LLMs). Alphabet remained the Fund’s largest position.
Apple, Inc. | Apple is a major technology company that we do not own in the Fund, but which is a large component of the Benchmark. Apple underperformed during the fiscal year, and the Fund's avoidance of this underperformance was a top contributor to relative results. From a long-term fundamental perspective, we believe the stock trades at a premium valuation despite modest single-digit revenue growth, significant trade-related risks in its supply chain, and what we view as lagging progress in key transformational technologies such as AI.
What detracted from performance?
DLF Ltd. | DLF, a leading Indian real estate developer, benefits from structural growth drivers such as rising affluence, urban migration, and favorable reforms. Despite a constructive long-term outlook, the stock declined on weaker sentiment and a recent revenue miss. We continue to view this as a high-conviction holding in the Fund.
JD.com, Inc. | JD.com, a Chinese e-commerce and supply chain technology provider, faced headwinds from a weak consumer market, geopolitical tensions, and rising competition in food delivery. While the company is pursuing aggressive expansion, these initiatives raised investor concerns about the long-term profitability and sustainability of its strategy.
S&P Global, Inc. | S&P Global, a leading provider of financial data and analytics, came under pressure after sector-wide negative sentiment and a competitor’s weak revenue outlook. The company also lowered its full-year guidance due to ongoing macroeconomic challenges.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Fund (Class R)	16.95%	10.75%	10.23%
MSCI ACWI Growth Index (Net)	29.99%	14.75%	13.92%
MSCI ACWI Index (Net)	22.64%	14.61%	11.31%
Effective after the close of business on May 24, 2019, Class R shares of Oppenheimer Global Fund (the predecessor fund) were reorganized into Class R shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class R shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$9,458,891,709
Total number of portfolio holdings	66
Total advisory fees paid	$58,677,486
Portfolio turnover rate	24%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Alphabet, Inc., Class A	10.62%
Meta Platforms, Inc., Class A	5.81%
NVIDIA Corp.	5.67%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.70%
S&P Global, Inc.	3.70%
Airbus SE	3.57%
DLF Ltd.	3.37%
Broadcom, Inc.	3.30%
Lam Research Corp.	3.16%
Microsoft Corp.	3.10%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-GLBL-AR-R
Invesco Global Fund

Invesco Global Fund
Class Y: OGLYX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Global Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Fund (Class Y)	$87	0.80%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during this period, particularly outside the United States, creating a headwind for actively-managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class Y shares of the Fund returned 17.52%. For the same time period, the MSCI ACWI Growth Index (Net) (the "Benchmark") returned 29.99%. The Fund's underperformance relative to the Benchmark for the fiscal year was primarily driven by stock selection and underweight allocation in the information technology sector.
What contributed to performance?
Lam Research Corp. | Lam Research, a leading provider of wafer-fabrication equipment, benefited from strong demand for advanced memory and logic chips driven by AI and high-performance computing. Increased spending by major chipmakers supports a positive market outlook, and we view Lam as a compelling long-term investment. We added to the Fund’s position during the fiscal year.
Alphabet, Inc. | Alphabet, Google’s parent company, posted strong results, driven by AI growth and its advertising and cloud businesses, including a major cloud deal with Meta and a partnership with OpenAI. Shares rose after a favorable antitrust ruling in early September 2025, while the company continued to dominate search advertising and advance its AI strategy through Gemini (Google’s AI assistant), which we believe has outperformed other leading large language models (LLMs). Alphabet remained the Fund’s largest position.
Apple, Inc. | Apple is a major technology company that we do not own in the Fund, but which is a large component of the Benchmark. Apple underperformed during the fiscal year, and the Fund's avoidance of this underperformance was a top contributor to relative results. From a long-term fundamental perspective, we believe the stock trades at a premium valuation despite modest single-digit revenue growth, significant trade-related risks in its supply chain, and what we view as lagging progress in key transformational technologies such as AI.
What detracted from performance?
DLF Ltd. | DLF, a leading Indian real estate developer, benefits from structural growth drivers such as rising affluence, urban migration, and favorable reforms. Despite a constructive long-term outlook, the stock declined on weaker sentiment and a recent revenue miss. We continue to view this as a high-conviction holding in the Fund.
JD.com, Inc. | JD.com, a Chinese e-commerce and supply chain technology provider, faced headwinds from a weak consumer market, geopolitical tensions, and rising competition in food delivery. While the company is pursuing aggressive expansion, these initiatives raised investor concerns about the long-term profitability and sustainability of its strategy.
S&P Global, Inc. | S&P Global, a leading provider of financial data and analytics, came under pressure after sector-wide negative sentiment and a competitor’s weak revenue outlook. The company also lowered its full-year guidance due to ongoing macroeconomic challenges.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Fund (Class Y)	17.52%	11.31%	10.78%
MSCI ACWI Growth Index (Net)	29.99%	14.75%	13.92%
MSCI ACWI Index (Net)	22.64%	14.61%	11.31%
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer Global Fund (the predecessor fund) were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$9,458,891,709
Total number of portfolio holdings	66
Total advisory fees paid	$58,677,486
Portfolio turnover rate	24%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Alphabet, Inc., Class A	10.62%
Meta Platforms, Inc., Class A	5.81%
NVIDIA Corp.	5.67%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.70%
S&P Global, Inc.	3.70%
Airbus SE	3.57%
DLF Ltd.	3.37%
Broadcom, Inc.	3.30%
Lam Research Corp.	3.16%
Microsoft Corp.	3.10%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-GLBL-AR-Y
Invesco Global Fund

Invesco Global Fund
Class R5: GFDDX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Global Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Fund (Class R5)	$84	0.77%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during this period, particularly outside the United States, creating a headwind for actively-managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class R5 shares of the Fund returned 17.55%. For the same time period, the MSCI ACWI Growth Index (Net) (the "Benchmark") returned 29.99%. The Fund's underperformance relative to the Benchmark for the fiscal year was primarily driven by stock selection and underweight allocation in the information technology sector.
What contributed to performance?
Lam Research Corp. | Lam Research, a leading provider of wafer-fabrication equipment, benefited from strong demand for advanced memory and logic chips driven by AI and high-performance computing. Increased spending by major chipmakers supports a positive market outlook, and we view Lam as a compelling long-term investment. We added to the Fund’s position during the fiscal year.
Alphabet, Inc. | Alphabet, Google’s parent company, posted strong results, driven by AI growth and its advertising and cloud businesses, including a major cloud deal with Meta and a partnership with OpenAI. Shares rose after a favorable antitrust ruling in early September 2025, while the company continued to dominate search advertising and advance its AI strategy through Gemini (Google’s AI assistant), which we believe has outperformed other leading large language models (LLMs). Alphabet remained the Fund’s largest position.
Apple, Inc. | Apple is a major technology company that we do not own in the Fund, but which is a large component of the Benchmark. Apple underperformed during the fiscal year, and the Fund's avoidance of this underperformance was a top contributor to relative results. From a long-term fundamental perspective, we believe the stock trades at a premium valuation despite modest single-digit revenue growth, significant trade-related risks in its supply chain, and what we view as lagging progress in key transformational technologies such as AI.
What detracted from performance?
DLF Ltd. | DLF, a leading Indian real estate developer, benefits from structural growth drivers such as rising affluence, urban migration, and favorable reforms. Despite a constructive long-term outlook, the stock declined on weaker sentiment and a recent revenue miss. We continue to view this as a high-conviction holding in the Fund.
JD.com, Inc. | JD.com, a Chinese e-commerce and supply chain technology provider, faced headwinds from a weak consumer market, geopolitical tensions, and rising competition in food delivery. While the company is pursuing aggressive expansion, these initiatives raised investor concerns about the long-term profitability and sustainability of its strategy.
S&P Global, Inc. | S&P Global, a leading provider of financial data and analytics, came under pressure after sector-wide negative sentiment and a competitor’s weak revenue outlook. The company also lowered its full-year guidance due to ongoing macroeconomic challenges.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Fund (Class R5)	17.55%	11.41%	10.76%
MSCI ACWI Growth Index (Net)	29.99%	14.75%	13.92%
MSCI ACWI Index (Net)	22.64%	14.61%	11.31%
Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of Oppenheimer Global Fund's (the predecessor fund) Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$9,458,891,709
Total number of portfolio holdings	66
Total advisory fees paid	$58,677,486
Portfolio turnover rate	24%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Alphabet, Inc., Class A	10.62%
Meta Platforms, Inc., Class A	5.81%
NVIDIA Corp.	5.67%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.70%
S&P Global, Inc.	3.70%
Airbus SE	3.57%
DLF Ltd.	3.37%
Broadcom, Inc.	3.30%
Lam Research Corp.	3.16%
Microsoft Corp.	3.10%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-GLBL-AR-R5
Invesco Global Fund

Invesco Global Fund
Class R6: OGLIX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Global Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Fund (Class R6)	$76	0.70%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during this period, particularly outside the United States, creating a headwind for actively-managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class R6 shares of the Fund returned 17.64%. For the same time period, the MSCI ACWI Growth Index (Net) (the "Benchmark") returned 29.99%. The Fund's underperformance relative to the Benchmark for the fiscal year was primarily driven by stock selection and underweight allocation in the information technology sector.
What contributed to performance?
Lam Research Corp. | Lam Research, a leading provider of wafer-fabrication equipment, benefited from strong demand for advanced memory and logic chips driven by AI and high-performance computing. Increased spending by major chipmakers supports a positive market outlook, and we view Lam as a compelling long-term investment. We added to the Fund’s position during the fiscal year.
Alphabet, Inc. | Alphabet, Google’s parent company, posted strong results, driven by AI growth and its advertising and cloud businesses, including a major cloud deal with Meta and a partnership with OpenAI. Shares rose after a favorable antitrust ruling in early September 2025, while the company continued to dominate search advertising and advance its AI strategy through Gemini (Google’s AI assistant), which we believe has outperformed other leading large language models (LLMs). Alphabet remained the Fund’s largest position.
Apple, Inc. | Apple is a major technology company that we do not own in the Fund, but which is a large component of the Benchmark. Apple underperformed during the fiscal year, and the Fund's avoidance of this underperformance was a top contributor to relative results. From a long-term fundamental perspective, we believe the stock trades at a premium valuation despite modest single-digit revenue growth, significant trade-related risks in its supply chain, and what we view as lagging progress in key transformational technologies such as AI.
What detracted from performance?
DLF Ltd. | DLF, a leading Indian real estate developer, benefits from structural growth drivers such as rising affluence, urban migration, and favorable reforms. Despite a constructive long-term outlook, the stock declined on weaker sentiment and a recent revenue miss. We continue to view this as a high-conviction holding in the Fund.
JD.com, Inc. | JD.com, a Chinese e-commerce and supply chain technology provider, faced headwinds from a weak consumer market, geopolitical tensions, and rising competition in food delivery. While the company is pursuing aggressive expansion, these initiatives raised investor concerns about the long-term profitability and sustainability of its strategy.
S&P Global, Inc. | S&P Global, a leading provider of financial data and analytics, came under pressure after sector-wide negative sentiment and a competitor’s weak revenue outlook. The company also lowered its full-year guidance due to ongoing macroeconomic challenges.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Fund (Class R6)	17.64%	11.44%	10.94%
MSCI ACWI Growth Index (Net)	29.99%	14.75%	13.92%
MSCI ACWI Index (Net)	22.64%	14.61%	11.31%
Effective after the close of business on May 24, 2019, Class I shares of Oppenheimer Global Fund (the predecessor fund) were reorganized into Class R6 shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$9,458,891,709
Total number of portfolio holdings	66
Total advisory fees paid	$58,677,486
Portfolio turnover rate	24%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Alphabet, Inc., Class A	10.62%
Meta Platforms, Inc., Class A	5.81%
NVIDIA Corp.	5.67%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.70%
S&P Global, Inc.	3.70%
Airbus SE	3.57%
DLF Ltd.	3.37%
Broadcom, Inc.	3.30%
Lam Research Corp.	3.16%
Microsoft Corp.	3.10%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-GLBL-AR-R6
Invesco Global Fund

Invesco Global Opportunities Fund
Class A: OPGIX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Global Opportunities Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Opportunities Fund (Class A)	$117	1.14%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during this period, particularly outside the US, creating a headwind for actively managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class A shares of the Fund, excluding sales charge, returned 5.41%. For the same time period, the MSCI ACWI SMID Cap Index (Net) returned 16.71%. The Fund's underperformance for the fiscal year was primarily driven by stock selection in the financials and consumer discretionary sectors.
What contributed to performance?
Palantir Technologies Inc. | Palantir Technologies is a US-based technology company that develops and deploys software platforms to help organizations and governments analyze large amounts of data to make more informed decisions. Performance over the period was driven by demand for AI-powered software as well as an increased full-year 2025 revenue growth outlook which reinforced investor confidence. We exited the position during the period.
Comfort Systems USA, Inc. | Comfort Systems USA is a leading provider of mechanical and electrical contracting services that specializes in installing, maintaining and repairing HVAC, plumbing, electrical and automation systems throughout the US. Demand for HVAC and electrical services in data centers and large infrastructure projects fueled growth over the period.
Robinhood Markets, Inc. | Robinhood Markets is a financial services organization operating a commission-free trading platform with the goal of making investing accessible to everyone. Cryptocurrencies, options and equity trading volumes as well as the company's expanding user base throughout the period drove strong returns.
What detracted from performance?
Advanced Micro Devices, Inc. | Advanced Micro Devices is a US-based semiconductor company that designs and produces high-performance computing and graphics solutions. A lack of clarity on long-term demand and increased competition led to major headwinds for the company during the period. Therefore, we exited the position during the period.
Manhattan Associates, Inc. | Manhattan Associates is a software company which provides supply chain and omnichannel commerce solutions for clients. The company faced challenges due to concerns about a slowdown in consumer spending. We exited the position during the period.
MarketAxess Holdings, Inc. | MarketAxess Holdings is an international financial technology company that operates an electronic trading platform for institutional credit. A weaker US credit trading environment, fee compression and increased competition led to challenges. We exited the position during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Opportunities Fund (Class A) —including sales charge	-0.36%	-3.87%	5.93%
Invesco Global Opportunities Fund (Class A) —excluding sales charge	5.41%	-2.78%	6.53%
MSCI ACWI SMID Cap Index (Net)	16.71%	11.21%	8.77%
MSCI ACWI Index (Net)	22.64%	14.61%	11.31%
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer Global Opportunities Fund (the predecessor fund) were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$2,365,819,509
Total number of portfolio holdings	181
Total advisory fees paid	$17,451,521
Portfolio turnover rate	136%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Howmet Aerospace, Inc.	1.92%
Monolithic Power Systems, Inc.	1.86%
Cloudflare, Inc., Class A	1.81%
Hilton Worldwide Holdings, Inc.	1.79%
Comfort Systems USA, Inc.	1.74%
Vertiv Holdings Co., Class A	1.65%
Quanta Services, Inc.	1.47%
Cencora, Inc.	1.43%
Axon Enterprise, Inc.	1.29%
Flex Ltd.	1.23%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-GLOPP-AR-A
Invesco Global Opportunities Fund

Invesco Global Opportunities Fund
Class C: OGICX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Global Opportunities Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Opportunities Fund (Class C)	$194	1.90%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during this period, particularly outside the US, creating a headwind for actively managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class C shares of the Fund, excluding sales charge, returned 4.62%. For the same time period, the MSCI ACWI SMID Cap Index (Net) returned 16.71%. The Fund's underperformance for the fiscal year was primarily driven by stock selection in the financials and consumer discretionary sectors.
What contributed to performance?
Palantir Technologies Inc. | Palantir Technologies is a US-based technology company that develops and deploys software platforms to help organizations and governments analyze large amounts of data to make more informed decisions. Performance over the period was driven by demand for AI-powered software as well as an increased full-year 2025 revenue growth outlook which reinforced investor confidence. We exited the position during the period.
Comfort Systems USA, Inc. | Comfort Systems USA is a leading provider of mechanical and electrical contracting services that specializes in installing, maintaining and repairing HVAC, plumbing, electrical and automation systems throughout the US. Demand for HVAC and electrical services in data centers and large infrastructure projects fueled growth over the period.
Robinhood Markets, Inc. | Robinhood Markets is a financial services organization operating a commission-free trading platform with the goal of making investing accessible to everyone. Cryptocurrencies, options and equity trading volumes as well as the company's expanding user base throughout the period drove strong returns.
What detracted from performance?
Advanced Micro Devices, Inc. | Advanced Micro Devices is a US-based semiconductor company that designs and produces high-performance computing and graphics solutions. A lack of clarity on long-term demand and increased competition led to major headwinds for the company during the period. Therefore, we exited the position during the period.
Manhattan Associates, Inc. | Manhattan Associates is a software company which provides supply chain and omnichannel commerce solutions for clients. The company faced challenges due to concerns about a slowdown in consumer spending. We exited the position during the period.
MarketAxess Holdings, Inc. | MarketAxess Holdings is an international financial technology company that operates an electronic trading platform for institutional credit. A weaker US credit trading environment, fee compression and increased competition led to challenges. We exited the position during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Opportunities Fund (Class C) —including sales charge	3.65%	-3.51%	5.88%
Invesco Global Opportunities Fund (Class C) —excluding sales charge	4.62%	-3.51%	5.88%
MSCI ACWI SMID Cap Index (Net)	16.71%	11.21%	8.77%
MSCI ACWI Index (Net)	22.64%	14.61%	11.31%
Effective after the close of business on May 24, 2019, Class C shares of Oppenheimer Global Opportunities Fund (the predecessor fund) were reorganized into Class C shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class C shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$2,365,819,509
Total number of portfolio holdings	181
Total advisory fees paid	$17,451,521
Portfolio turnover rate	136%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Howmet Aerospace, Inc.	1.92%
Monolithic Power Systems, Inc.	1.86%
Cloudflare, Inc., Class A	1.81%
Hilton Worldwide Holdings, Inc.	1.79%
Comfort Systems USA, Inc.	1.74%
Vertiv Holdings Co., Class A	1.65%
Quanta Services, Inc.	1.47%
Cencora, Inc.	1.43%
Axon Enterprise, Inc.	1.29%
Flex Ltd.	1.23%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-GLOPP-AR-C
Invesco Global Opportunities Fund

Invesco Global Opportunities Fund
Class R: OGINX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Global Opportunities Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Opportunities Fund (Class R)	$144	1.40%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during this period, particularly outside the US, creating a headwind for actively managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class R shares of the Fund returned 5.15%. For the same time period, the MSCI ACWI SMID Cap Index (Net) returned 16.71%. The Fund's underperformance for the fiscal year was primarily driven by stock selection in the financials and consumer discretionary sectors.
What contributed to performance?
Palantir Technologies Inc. | Palantir Technologies is a US-based technology company that develops and deploys software platforms to help organizations and governments analyze large amounts of data to make more informed decisions. Performance over the period was driven by demand for AI-powered software as well as an increased full-year 2025 revenue growth outlook which reinforced investor confidence. We exited the position during the period.
Comfort Systems USA, Inc. | Comfort Systems USA is a leading provider of mechanical and electrical contracting services that specializes in installing, maintaining and repairing HVAC, plumbing, electrical and automation systems throughout the US. Demand for HVAC and electrical services in data centers and large infrastructure projects fueled growth over the period.
Robinhood Markets, Inc. | Robinhood Markets is a financial services organization operating a commission-free trading platform with the goal of making investing accessible to everyone. Cryptocurrencies, options and equity trading volumes as well as the company's expanding user base throughout the period drove strong returns.
What detracted from performance?
Advanced Micro Devices, Inc. | Advanced Micro Devices is a US-based semiconductor company that designs and produces high-performance computing and graphics solutions. A lack of clarity on long-term demand and increased competition led to major headwinds for the company during the period. Therefore, we exited the position during the period.
Manhattan Associates, Inc. | Manhattan Associates is a software company which provides supply chain and omnichannel commerce solutions for clients. The company faced challenges due to concerns about a slowdown in consumer spending. We exited the position during the period.
MarketAxess Holdings, Inc. | MarketAxess Holdings is an international financial technology company that operates an electronic trading platform for institutional credit. A weaker US credit trading environment, fee compression and increased competition led to challenges. We exited the position during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Opportunities Fund (Class R)	5.15%	-3.03%	6.25%
MSCI ACWI SMID Cap Index (Net)	16.71%	11.21%	8.77%
MSCI ACWI Index (Net)	22.64%	14.61%	11.31%
Effective after the close of business on May 24, 2019, Class R shares of Oppenheimer Global Opportunities Fund (the predecessor fund) were reorganized into Class R shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class R shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$2,365,819,509
Total number of portfolio holdings	181
Total advisory fees paid	$17,451,521
Portfolio turnover rate	136%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Howmet Aerospace, Inc.	1.92%
Monolithic Power Systems, Inc.	1.86%
Cloudflare, Inc., Class A	1.81%
Hilton Worldwide Holdings, Inc.	1.79%
Comfort Systems USA, Inc.	1.74%
Vertiv Holdings Co., Class A	1.65%
Quanta Services, Inc.	1.47%
Cencora, Inc.	1.43%
Axon Enterprise, Inc.	1.29%
Flex Ltd.	1.23%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-GLOPP-AR-R
Invesco Global Opportunities Fund

Invesco Global Opportunities Fund
Class Y: OGIYX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Global Opportunities Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Opportunities Fund (Class Y)	$93	0.90%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during this period, particularly outside the US, creating a headwind for actively managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class Y shares of the Fund returned 5.68%. For the same time period, the MSCI ACWI SMID Cap Index (Net) returned 16.71%. The Fund's underperformance for the fiscal year was primarily driven by stock selection in the financials and consumer discretionary sectors.
What contributed to performance?
Palantir Technologies Inc. | Palantir Technologies is a US-based technology company that develops and deploys software platforms to help organizations and governments analyze large amounts of data to make more informed decisions. Performance over the period was driven by demand for AI-powered software as well as an increased full-year 2025 revenue growth outlook which reinforced investor confidence. We exited the position during the period.
Comfort Systems USA, Inc. | Comfort Systems USA is a leading provider of mechanical and electrical contracting services that specializes in installing, maintaining and repairing HVAC, plumbing, electrical and automation systems throughout the US. Demand for HVAC and electrical services in data centers and large infrastructure projects fueled growth over the period.
Robinhood Markets, Inc. | Robinhood Markets is a financial services organization operating a commission-free trading platform with the goal of making investing accessible to everyone. Cryptocurrencies, options and equity trading volumes as well as the company's expanding user base throughout the period drove strong returns.
What detracted from performance?
Advanced Micro Devices, Inc. | Advanced Micro Devices is a US-based semiconductor company that designs and produces high-performance computing and graphics solutions. A lack of clarity on long-term demand and increased competition led to major headwinds for the company during the period. Therefore, we exited the position during the period.
Manhattan Associates, Inc. | Manhattan Associates is a software company which provides supply chain and omnichannel commerce solutions for clients. The company faced challenges due to concerns about a slowdown in consumer spending. We exited the position during the period.
MarketAxess Holdings, Inc. | MarketAxess Holdings is an international financial technology company that operates an electronic trading platform for institutional credit. A weaker US credit trading environment, fee compression and increased competition led to challenges. We exited the position during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Opportunities Fund (Class Y)	5.68%	-2.54%	6.79%
MSCI ACWI SMID Cap Index (Net)	16.71%	11.21%	8.77%
MSCI ACWI Index (Net)	22.64%	14.61%	11.31%
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer Global Opportunities Fund (the predecessor fund) were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$2,365,819,509
Total number of portfolio holdings	181
Total advisory fees paid	$17,451,521
Portfolio turnover rate	136%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Howmet Aerospace, Inc.	1.92%
Monolithic Power Systems, Inc.	1.86%
Cloudflare, Inc., Class A	1.81%
Hilton Worldwide Holdings, Inc.	1.79%
Comfort Systems USA, Inc.	1.74%
Vertiv Holdings Co., Class A	1.65%
Quanta Services, Inc.	1.47%
Cencora, Inc.	1.43%
Axon Enterprise, Inc.	1.29%
Flex Ltd.	1.23%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-GLOPP-AR-Y
Invesco Global Opportunities Fund

Invesco Global Opportunities Fund
Class R5: GOFFX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Global Opportunities Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Opportunities Fund (Class R5)	$82	0.80%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during this period, particularly outside the US, creating a headwind for actively managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class R5 shares of the Fund returned 5.79%. For the same time period, the MSCI ACWI SMID Cap Index (Net) returned 16.71%. The Fund's underperformance for the fiscal year was primarily driven by stock selection in the financials and consumer discretionary sectors.
What contributed to performance?
Palantir Technologies Inc. | Palantir Technologies is a US-based technology company that develops and deploys software platforms to help organizations and governments analyze large amounts of data to make more informed decisions. Performance over the period was driven by demand for AI-powered software as well as an increased full-year 2025 revenue growth outlook which reinforced investor confidence. We exited the position during the period.
Comfort Systems USA, Inc. | Comfort Systems USA is a leading provider of mechanical and electrical contracting services that specializes in installing, maintaining and repairing HVAC, plumbing, electrical and automation systems throughout the US. Demand for HVAC and electrical services in data centers and large infrastructure projects fueled growth over the period.
Robinhood Markets, Inc. | Robinhood Markets is a financial services organization operating a commission-free trading platform with the goal of making investing accessible to everyone. Cryptocurrencies, options and equity trading volumes as well as the company's expanding user base throughout the period drove strong returns.
What detracted from performance?
Advanced Micro Devices, Inc. | Advanced Micro Devices is a US-based semiconductor company that designs and produces high-performance computing and graphics solutions. A lack of clarity on long-term demand and increased competition led to major headwinds for the company during the period. Therefore, we exited the position during the period.
Manhattan Associates, Inc. | Manhattan Associates is a software company which provides supply chain and omnichannel commerce solutions for clients. The company faced challenges due to concerns about a slowdown in consumer spending. We exited the position during the period.
MarketAxess Holdings, Inc. | MarketAxess Holdings is an international financial technology company that operates an electronic trading platform for institutional credit. A weaker US credit trading environment, fee compression and increased competition led to challenges. We exited the position during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Opportunities Fund (Class R5)	5.79%	-2.45%	6.76%
MSCI ACWI SMID Cap Index (Net)	16.71%	11.21%	8.77%
MSCI ACWI Index (Net)	22.64%	14.61%	11.31%
Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of Oppenheimer Global Opportunities Fund's (the predecessor fund) Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$2,365,819,509
Total number of portfolio holdings	181
Total advisory fees paid	$17,451,521
Portfolio turnover rate	136%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Howmet Aerospace, Inc.	1.92%
Monolithic Power Systems, Inc.	1.86%
Cloudflare, Inc., Class A	1.81%
Hilton Worldwide Holdings, Inc.	1.79%
Comfort Systems USA, Inc.	1.74%
Vertiv Holdings Co., Class A	1.65%
Quanta Services, Inc.	1.47%
Cencora, Inc.	1.43%
Axon Enterprise, Inc.	1.29%
Flex Ltd.	1.23%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-GLOPP-AR-R5
Invesco Global Opportunities Fund

Invesco Global Opportunities Fund
Class R6: OGIIX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco Global Opportunities Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Opportunities Fund (Class R6)	$79	0.77%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during this period, particularly outside the US, creating a headwind for actively managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class R6 shares of the Fund returned 5.84%. For the same time period, the MSCI ACWI SMID Cap Index (Net) returned 16.71%. The Fund's underperformance for the fiscal year was primarily driven by stock selection in the financials and consumer discretionary sectors.
What contributed to performance?
Palantir Technologies Inc. | Palantir Technologies is a US-based technology company that develops and deploys software platforms to help organizations and governments analyze large amounts of data to make more informed decisions. Performance over the period was driven by demand for AI-powered software as well as an increased full-year 2025 revenue growth outlook which reinforced investor confidence. We exited the position during the period.
Comfort Systems USA, Inc. | Comfort Systems USA is a leading provider of mechanical and electrical contracting services that specializes in installing, maintaining and repairing HVAC, plumbing, electrical and automation systems throughout the US. Demand for HVAC and electrical services in data centers and large infrastructure projects fueled growth over the period.
Robinhood Markets, Inc. | Robinhood Markets is a financial services organization operating a commission-free trading platform with the goal of making investing accessible to everyone. Cryptocurrencies, options and equity trading volumes as well as the company's expanding user base throughout the period drove strong returns.
What detracted from performance?
Advanced Micro Devices, Inc. | Advanced Micro Devices is a US-based semiconductor company that designs and produces high-performance computing and graphics solutions. A lack of clarity on long-term demand and increased competition led to major headwinds for the company during the period. Therefore, we exited the position during the period.
Manhattan Associates, Inc. | Manhattan Associates is a software company which provides supply chain and omnichannel commerce solutions for clients. The company faced challenges due to concerns about a slowdown in consumer spending. We exited the position during the period.
MarketAxess Holdings, Inc. | MarketAxess Holdings is an international financial technology company that operates an electronic trading platform for institutional credit. A weaker US credit trading environment, fee compression and increased competition led to challenges. We exited the position during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Opportunities Fund (Class R6)	5.84%	-2.41%	6.95%
MSCI ACWI SMID Cap Index (Net)	16.71%	11.21%	8.77%
MSCI ACWI Index (Net)	22.64%	14.61%	11.31%
Effective after the close of business on May 24, 2019, Class I shares of Oppenheimer Global Opportunities Fund (the predecessor fund) were reorganized into Class R6 shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$2,365,819,509
Total number of portfolio holdings	181
Total advisory fees paid	$17,451,521
Portfolio turnover rate	136%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Howmet Aerospace, Inc.	1.92%
Monolithic Power Systems, Inc.	1.86%
Cloudflare, Inc., Class A	1.81%
Hilton Worldwide Holdings, Inc.	1.79%
Comfort Systems USA, Inc.	1.74%
Vertiv Holdings Co., Class A	1.65%
Quanta Services, Inc.	1.47%
Cencora, Inc.	1.43%
Axon Enterprise, Inc.	1.29%
Flex Ltd.	1.23%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-GLOPP-AR-R6
Invesco Global Opportunities Fund

Invesco International Growth Fund
Class A: OIGAX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco International Growth Fund (the “Fund”), formerly Invesco Oppenheimer International Growth Fund, for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Growth Fund (Class A)	$121	1.14%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during the period, particularly outside the US, creating a headwind for actively-managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class A shares of the Fund, excluding sales charge, returned 11.89%. For the same time period, the MSCI All Country World ex-U.S. Growth Index (Net) (the "Benchmark") returned 21.77%. The Fund's underperformance of the Benchmark for the fiscal year was primarily driven by stock selection in the information technology and industrials sectors.
What contributed to performance?
Alibaba Group Holding Ltd. | Alibaba is one of the largest retailers and e-commerce platforms in the world. In addition to its strong online retail business, the company is emerging as a significant web service provider. Strong growth and demand for Alibaba's AI capabilities had a positive impact on the company's stock.
Novo Nordisk A/S | Novo Nordisk faced competitive challenges during the period and the Fund’s avoidance of a majority of the underperformance resulted in notable contributions to its relative return. We exited our position in Novo Nordisk during the fiscal year because the Danish maker of GLP-1 drugs faced greater competitive intensity and did so under a new CEO. The company’s share price continued to sell-off after we exited the position, contributing to the Fund’s relative results during the period.
What detracted from performance?
Trainline PLC | Trainline is a UK company that provides an end-to-end, intermodal transport reservation and ticketing service. Its share price has suffered due to concerns around the government launching its own application for this service.
JD Sports Fashion PLC | Based in the UK, JD Sports Fashion exclusively retails certain models of several key athletic footwear brands, such as Nike and Adidas, in the US and Western Europe. We exited the position during the period due to concerns around capital allocation.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Growth Fund (Class A) —including sales charge	5.73%	4.37%	4.86%
Invesco International Growth Fund (Class A) —excluding sales charge	11.89%	5.55%	5.46%
MSCI All Country World ex-U.S. Growth Index (Net)	21.77%	7.11%	7.64%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer International Growth Fund (the predecessor fund) were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$4,580,444,921
Total number of portfolio holdings	62
Total advisory fees paid	$36,494,633
Portfolio turnover rate	34%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	6.89%
Tencent Holdings Ltd.	3.64%
Alibaba Group Holding Ltd., ADR	3.17%
BAE Systems PLC	3.16%
Siemens AG	3.13%
Dollarama, Inc.	3.02%
Reliance Industries Ltd.	2.84%
Ferguson Enterprises, Inc.	2.84%
ResMed, Inc.	2.81%
Sartorius Stedim Biotech	2.72%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective August 22, 2025, Invesco Oppenheimer International Growth Fund was renamed Invesco International Growth Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-IGR-AR-A
Invesco International Growth Fund

Invesco International Growth Fund
Class C: OIGCX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco International Growth Fund (the “Fund”), formerly Invesco Oppenheimer International Growth Fund, for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Growth Fund (Class C)	$201	1.90%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during the period, particularly outside the US, creating a headwind for actively-managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class C shares of the Fund, excluding sales charge, returned 11.07%. For the same time period, the MSCI All Country World ex-U.S. Growth Index (Net) (the "Benchmark) returned 21.77%. The Fund's underperformance of the Benchmark for the fiscal year was primarily driven by stock selection in the information technology and industrials sectors.
What contributed to performance?
Alibaba Group Holding Ltd. | Alibaba is one of the largest retailers and e-commerce platforms in the world. In addition to its strong online retail business, the company is emerging as a significant web service provider. Strong growth and demand for Alibaba's AI capabilities had a positive impact on the company's stock.
Novo Nordisk A/S | Novo Nordisk faced competitive challenges during the period and the Fund’s avoidance of a majority of the underperformance resulted in notable contributions to its relative return. We exited our position in Novo Nordisk during the fiscal year because the Danish maker of GLP-1 drugs faced greater competitive intensity and did so under a new CEO. The company’s share price continued to sell-off after we exited the position, contributing to the Fund’s relative results during the period.
What detracted from performance?
Trainline PLC | Trainline is a UK company that provides an end-to-end, intermodal transport reservation and ticketing service. Its share price has suffered due to concerns around the government launching its own application for this service.
JD Sports Fashion PLC | Based in the UK, JD Sports Fashion exclusively retails certain models of several key athletic footwear brands, such as Nike and Adidas, in the US and Western Europe. We exited the position during the period due to concerns around capital allocation.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Growth Fund (Class C) —including sales charge	10.07%	4.76%	4.82%
Invesco International Growth Fund (Class C) —excluding sales charge	11.07%	4.76%	4.82%
MSCI All Country World ex-U.S. Growth Index (Net)	21.77%	7.11%	7.64%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
Effective after the close of business on May 24, 2019, Class C shares of Oppenheimer International Growth Fund (the predecessor fund) were reorganized into Class C shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class C shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$4,580,444,921
Total number of portfolio holdings	62
Total advisory fees paid	$36,494,633
Portfolio turnover rate	34%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	6.89%
Tencent Holdings Ltd.	3.64%
Alibaba Group Holding Ltd., ADR	3.17%
BAE Systems PLC	3.16%
Siemens AG	3.13%
Dollarama, Inc.	3.02%
Reliance Industries Ltd.	2.84%
Ferguson Enterprises, Inc.	2.84%
ResMed, Inc.	2.81%
Sartorius Stedim Biotech	2.72%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective August 22, 2025, Invesco Oppenheimer International Growth Fund was renamed Invesco International Growth Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-IGR-AR-C
Invesco International Growth Fund

Invesco International Growth Fund
Class R: OIGNX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco International Growth Fund (the “Fund”), formerly Invesco Oppenheimer International Growth Fund, for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Growth Fund (Class R)	$148	1.40%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during the period, particularly outside the US, creating a headwind for actively-managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class R shares of the Fund returned 11.59%. For the same time period, the MSCI All Country World ex-U.S. Growth Index (Net) (the "Benchmark) returned 21.77%. The Fund's underperformance of the Benchmark for the fiscal year was primarily driven by stock selection in the information technology and industrials sectors.
What contributed to performance?
Alibaba Group Holding Ltd. | Alibaba is one of the largest retailers and e-commerce platforms in the world. In addition to its strong online retail business, the company is emerging as a significant web service provider. Strong growth and demand for Alibaba's AI capabilities had a positive impact on the company's stock.
Novo Nordisk A/S | Novo Nordisk faced competitive challenges during the period and the Fund’s avoidance of a majority of the underperformance resulted in notable contributions to its relative return. We exited our position in Novo Nordisk during the fiscal year because the Danish maker of GLP-1 drugs faced greater competitive intensity and did so under a new CEO. The company’s share price continued to sell-off after we exited the position, contributing to the Fund’s relative results during the period.
What detracted from performance?
Trainline PLC | Trainline is a UK company that provides an end-to-end, intermodal transport reservation and ticketing service. Its share price has suffered due to concerns around the government launching its own application for this service.
JD Sports Fashion PLC | Based in the UK, JD Sports Fashion exclusively retails certain models of several key athletic footwear brands, such as Nike and Adidas, in the US and Western Europe. We exited the position during the period due to concerns around capital allocation.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Growth Fund (Class R)	11.59%	5.28%	5.19%
MSCI All Country World ex-U.S. Growth Index (Net)	21.77%	7.11%	7.64%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
Effective after the close of business on May 24, 2019, Class R shares of Oppenheimer International Growth Fund (the predecessor fund) were reorganized into Class R shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class R shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$4,580,444,921
Total number of portfolio holdings	62
Total advisory fees paid	$36,494,633
Portfolio turnover rate	34%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	6.89%
Tencent Holdings Ltd.	3.64%
Alibaba Group Holding Ltd., ADR	3.17%
BAE Systems PLC	3.16%
Siemens AG	3.13%
Dollarama, Inc.	3.02%
Reliance Industries Ltd.	2.84%
Ferguson Enterprises, Inc.	2.84%
ResMed, Inc.	2.81%
Sartorius Stedim Biotech	2.72%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective August 22, 2025, Invesco Oppenheimer International Growth Fund was renamed Invesco International Growth Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-IGR-AR-R
Invesco International Growth Fund

Invesco International Growth Fund
Class Y: OIGYX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco International Growth Fund (the “Fund”), formerly Invesco Oppenheimer International Growth Fund, for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Growth Fund (Class Y)	$95	0.90%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during the period, particularly outside the US, creating a headwind for actively-managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class Y shares of the Fund returned 12.18%. For the same time period, the MSCI All Country World ex-U.S. Growth Index (Net) (the "Benchmark) returned 21.77%. The Fund's underperformance of the Benchmark for the fiscal year was primarily driven by stock selection in the information technology and industrials sectors.
What contributed to performance?
Alibaba Group Holding Ltd. | Alibaba is one of the largest retailers and e-commerce platforms in the world. In addition to its strong online retail business, the company is emerging as a significant web service provider. Strong growth and demand for Alibaba's AI capabilities had a positive impact on the company's stock.
Novo Nordisk A/S | Novo Nordisk faced competitive challenges during the period and the Fund’s avoidance of a majority of the underperformance resulted in notable contributions to its relative return. We exited our position in Novo Nordisk during the fiscal year because the Danish maker of GLP-1 drugs faced greater competitive intensity and did so under a new CEO. The company’s share price continued to sell-off after we exited the position, contributing to the Fund’s relative results during the period.
What detracted from performance?
Trainline PLC | Trainline is a UK company that provides an end-to-end, intermodal transport reservation and ticketing service. Its share price has suffered due to concerns around the government launching its own application for this service.
JD Sports Fashion PLC | Based in the UK, JD Sports Fashion exclusively retails certain models of several key athletic footwear brands, such as Nike and Adidas, in the US and Western Europe. We exited the position during the period due to concerns around capital allocation.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Growth Fund (Class Y)	12.18%	5.81%	5.72%
MSCI All Country World ex-U.S. Growth Index (Net)	21.77%	7.11%	7.64%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer International Growth Fund (the predecessor fund) were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$4,580,444,921
Total number of portfolio holdings	62
Total advisory fees paid	$36,494,633
Portfolio turnover rate	34%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	6.89%
Tencent Holdings Ltd.	3.64%
Alibaba Group Holding Ltd., ADR	3.17%
BAE Systems PLC	3.16%
Siemens AG	3.13%
Dollarama, Inc.	3.02%
Reliance Industries Ltd.	2.84%
Ferguson Enterprises, Inc.	2.84%
ResMed, Inc.	2.81%
Sartorius Stedim Biotech	2.72%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective August 22, 2025, Invesco Oppenheimer International Growth Fund was renamed Invesco International Growth Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-IGR-AR-Y
Invesco International Growth Fund

Invesco International Growth Fund
Class R5: INGFX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco International Growth Fund (the “Fund”), formerly Invesco Oppenheimer International Growth Fund, for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Growth Fund (Class R5)	$87	0.82%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during the period, particularly outside the US, creating a headwind for actively-managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class R5 shares of the Fund returned 12.25%. For the same time period, the MSCI All Country World ex-U.S. Growth Index (Net) (the "Benchmark) returned 21.77%. The Fund's underperformance of the Benchmark for the fiscal year was primarily driven by stock selection in the information technology and industrials sectors.
What contributed to performance?
Alibaba Group Holding Ltd. | Alibaba is one of the largest retailers and e-commerce platforms in the world. In addition to its strong online retail business, the company is emerging as a significant web service provider. Strong growth and demand for Alibaba's AI capabilities had a positive impact on the company's stock.
Novo Nordisk A/S | Novo Nordisk faced competitive challenges during the period and the Fund’s avoidance of a majority of the underperformance resulted in notable contributions to its relative return. We exited our position in Novo Nordisk during the fiscal year because the Danish maker of GLP-1 drugs faced greater competitive intensity and did so under a new CEO. The company’s share price continued to sell-off after we exited the position, contributing to the Fund’s relative results during the period.
What detracted from performance?
Trainline PLC | Trainline is a UK company that provides an end-to-end, intermodal transport reservation and ticketing service. Its share price has suffered due to concerns around the government launching its own application for this service.
JD Sports Fashion PLC | Based in the UK, JD Sports Fashion exclusively retails certain models of several key athletic footwear brands, such as Nike and Adidas, in the US and Western Europe. We exited the position during the period due to concerns around capital allocation.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Growth Fund (Class R5)	12.25%	5.92%	5.70%
MSCI All Country World ex-U.S. Growth Index (Net)	21.77%	7.11%	7.64%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
Class R5 shares incepted on May 29, 2019. Performance shown on or prior to that date is that of Oppenheimer International Growth Fund's (the predecessor fund) Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$4,580,444,921
Total number of portfolio holdings	62
Total advisory fees paid	$36,494,633
Portfolio turnover rate	34%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	6.89%
Tencent Holdings Ltd.	3.64%
Alibaba Group Holding Ltd., ADR	3.17%
BAE Systems PLC	3.16%
Siemens AG	3.13%
Dollarama, Inc.	3.02%
Reliance Industries Ltd.	2.84%
Ferguson Enterprises, Inc.	2.84%
ResMed, Inc.	2.81%
Sartorius Stedim Biotech	2.72%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective August 22, 2025, Invesco Oppenheimer International Growth Fund was renamed Invesco International Growth Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-IGR-AR-R5
Invesco International Growth Fund

Invesco International Growth Fund
Class R6: OIGIX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco International Growth Fund (the “Fund”), formerly Invesco Oppenheimer International Growth Fund, for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Growth Fund (Class R6)	$80	0.75%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during the period, particularly outside the US, creating a headwind for actively-managed strategies that emphasized quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class R6 shares of the Fund returned 12.34%. For the same time period, the MSCI All Country World ex-U.S. Growth Index (Net) (the "Benchmark) returned 21.77%. The Fund's underperformance of the Benchmark for the fiscal year was primarily driven by stock selection in the information technology and industrials sectors.
What contributed to performance?
Alibaba Group Holding Ltd. | Alibaba is one of the largest retailers and e-commerce platforms in the world. In addition to its strong online retail business, the company is emerging as a significant web service provider. Strong growth and demand for Alibaba's AI capabilities had a positive impact on the company's stock.
Novo Nordisk A/S | Novo Nordisk faced competitive challenges during the period and the Fund’s avoidance of a majority of the underperformance resulted in notable contributions to its relative return. We exited our position in Novo Nordisk during the fiscal year because the Danish maker of GLP-1 drugs faced greater competitive intensity and did so under a new CEO. The company’s share price continued to sell-off after we exited the position, contributing to the Fund’s relative results during the period.
What detracted from performance?
Trainline PLC | Trainline is a UK company that provides an end-to-end, intermodal transport reservation and ticketing service. Its share price has suffered due to concerns around the government launching its own application for this service.
JD Sports Fashion PLC | Based in the UK, JD Sports Fashion exclusively retails certain models of several key athletic footwear brands, such as Nike and Adidas, in the US and Western Europe. We exited the position during the period due to concerns around capital allocation.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Growth Fund (Class R6)	12.34%	5.96%	5.88%
MSCI All Country World ex-U.S. Growth Index (Net)	21.77%	7.11%	7.64%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
Effective after the close of business on May 24, 2019, Class I shares of Oppenheimer International Growth Fund (the predecessor fund) were reorganized into Class R6 shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$4,580,444,921
Total number of portfolio holdings	62
Total advisory fees paid	$36,494,633
Portfolio turnover rate	34%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	6.89%
Tencent Holdings Ltd.	3.64%
Alibaba Group Holding Ltd., ADR	3.17%
BAE Systems PLC	3.16%
Siemens AG	3.13%
Dollarama, Inc.	3.02%
Reliance Industries Ltd.	2.84%
Ferguson Enterprises, Inc.	2.84%
ResMed, Inc.	2.81%
Sartorius Stedim Biotech	2.72%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective August 22, 2025, Invesco Oppenheimer International Growth Fund was renamed Invesco International Growth Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-IGR-AR-R6
Invesco International Growth Fund

Invesco International Small-Mid Company Fund
Class A: OSMAX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco International Small-Mid Company Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Small-Mid Company Fund (Class A)	$149	1.41%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during the period, particularly outside the US, creating a headwind for actively managed strategies that emphasized quality characteristics. Large investments in artificial intelligence infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class A shares of the Fund, excluding sales charge, returned 10.94%. For the same time period, the MSCI ACWI ex USA SMID Cap Index (Net) returned 24.52%. The Fund's underperformance for the fiscal year was primarily driven by stock selection in the industrials and financials sectors. The Fund's underweight allocation to the financials sector also hurt relative performance.
What contributed to performance?
ChemoMetec A/S | A Danish company that is the leading maker of cell counters needed in life science research. After sales declined in fiscal year 2024 on the back of funding challenges among their biotech clients, ChemoMetec introduced new products which were well received and has re-invigorated growth and improved profitability.
TechnoPro Holdings, Inc. | A Japanese company that specializes as a provider of engineer staffing, construction outsourcing and outsourced research and development. The stock rose due to a takeover offer which took the company private. We exited our position during the period.
What detracted from performance?
Sysmex Corp. | A Japanese company that specializes in providing the equipment and consumable supplies necessary for blood testing. Its share price has reacted unfavorably to a value-based pricing regime impacting its Chinese sales, as well as intensified competition and uncertainty around US tariff effects. However, we see considerable value in its core hematology practice and view most of the headwinds as temporary.
Bunzl plc | A UK based global company that provides businesses with the non-consumable products they need in order to sell the consumables and services they in turn provide to their customers. Margins have come under some pressure, impacting the share price, as has modestly slower growth.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Small-Mid Company Fund (Class A) —including sales charge	4.76%	0.99%	5.89%
Invesco International Small-Mid Company Fund (Class A) —excluding sales charge	10.94%	2.14%	6.49%
MSCI ACWI ex USA SMID Cap Index (Net)	24.52%	10.41%	7.40%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
Effective after the close of business on May 24, 2019, Class A shares of Oppenheimer International Small-Mid Company Fund (the predecessor fund) were reorganized into Class A shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$2,760,389,128
Total number of portfolio holdings	105
Total advisory fees paid	$33,264,105
Portfolio turnover rate	52%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Partners Group Holding AG	2.62%
Carl Zeiss Meditec AG, BR	2.34%
WEG S.A.	2.13%
Disco Corp.	1.97%
Spirax Group PLC	1.96%
Weir Group PLC (The)	1.89%
PT Telkom Indonesia (Persero) Tbk	1.77%
Azbil Corp.	1.70%
Toyo Suisan Kaisha Ltd.	1.69%
ChemoMetec A/S	1.57%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-ISMC-AR-A
Invesco International Small-Mid Company Fund

Invesco International Small-Mid Company Fund
Class C: OSMCX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco International Small-Mid Company Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Small-Mid Company Fund (Class C)	$228	2.17%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during the period, particularly outside the US, creating a headwind for actively managed strategies that emphasized quality characteristics. Large investments in artificial intelligence infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class C shares of the Fund, excluding sales charge, returned 10.09%. For the same time period, the MSCI ACWI ex USA SMID Cap Index (Net) returned 24.52%. The Fund's underperformance for the fiscal year was primarily driven by stock selection in the industrials and financials sectors. The Fund's underweight allocation to the financials sector also hurt relative performance.
What contributed to performance?
ChemoMetec A/S | A Danish company that is the leading maker of cell counters needed in life science research. After sales declined in fiscal year 2024 on the back of funding challenges among their biotech clients, ChemoMetec introduced new products which were well received and has re-invigorated growth and improved profitability.
TechnoPro Holdings, Inc. | A Japanese company that specializes as a provider of engineer staffing, construction outsourcing and outsourced research and development. The stock rose due to a takeover offer which took the company private. We exited our position during the period.
What detracted from performance?
Sysmex Corp. | A Japanese company that specializes in providing the equipment and consumable supplies necessary for blood testing. Its share price has reacted unfavorably to a value-based pricing regime impacting its Chinese sales, as well as intensified competition and uncertainty around US tariff effects. However, we see considerable value in its core hematology practice and view most of the headwinds as temporary.
Bunzl plc | A UK based global company that provides businesses with the non-consumable products they need in order to sell the consumables and services they in turn provide to their customers. Margins have come under some pressure, impacting the share price, as has modestly slower growth.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Small-Mid Company Fund (Class C) —including sales charge	9.03%	1.36%	5.85%
Invesco International Small-Mid Company Fund (Class C) —excluding sales charge	10.09%	1.36%	5.85%
MSCI ACWI ex USA SMID Cap Index (Net)	24.52%	10.41%	7.40%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
Effective after the close of business on May 24, 2019, Class C shares of Oppenheimer International Small-Mid Company Fund (the predecessor fund) were reorganized into Class C shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class C shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$2,760,389,128
Total number of portfolio holdings	105
Total advisory fees paid	$33,264,105
Portfolio turnover rate	52%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Partners Group Holding AG	2.62%
Carl Zeiss Meditec AG, BR	2.34%
WEG S.A.	2.13%
Disco Corp.	1.97%
Spirax Group PLC	1.96%
Weir Group PLC (The)	1.89%
PT Telkom Indonesia (Persero) Tbk	1.77%
Azbil Corp.	1.70%
Toyo Suisan Kaisha Ltd.	1.69%
ChemoMetec A/S	1.57%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-ISMC-AR-C
Invesco International Small-Mid Company Fund

Invesco International Small-Mid Company Fund
Class R: OSMNX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco International Small-Mid Company Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Small-Mid Company Fund (Class R)	$176	1.67%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during the period, particularly outside the US, creating a headwind for actively managed strategies that emphasized quality characteristics. Large investments in artificial intelligence infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class R shares of the Fund returned 10.64%. For the same time period, the MSCI ACWI ex USA SMID Cap Index (Net) returned 24.52%. The Fund's underperformance for the fiscal year was primarily driven by stock selection in the industrials and financials sectors. The Fund's underweight allocation to the financials sector also hurt relative performance.
What contributed to performance?
ChemoMetec A/S | A Danish company that is the leading maker of cell counters needed in life science research. After sales declined in fiscal year 2024 on the back of funding challenges among their biotech clients, ChemoMetec introduced new products which were well received and has re-invigorated growth and improved profitability.
TechnoPro Holdings, Inc. | A Japanese company that specializes as a provider of engineer staffing, construction outsourcing and outsourced research and development. The stock rose due to a takeover offer which took the company private. We exited our position during the period.
What detracted from performance?
Sysmex Corp. | A Japanese company that specializes in providing the equipment and consumable supplies necessary for blood testing. Its share price has reacted unfavorably to a value-based pricing regime impacting its Chinese sales, as well as intensified competition and uncertainty around US tariff effects. However, we see considerable value in its core hematology practice and view most of the headwinds as temporary.
Bunzl plc | A UK based global company that provides businesses with the non-consumable products they need in order to sell the consumables and services they in turn provide to their customers. Margins have come under some pressure, impacting the share price, as has modestly slower growth.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Small-Mid Company Fund (Class R)	10.64%	1.87%	6.22%
MSCI ACWI ex USA SMID Cap Index (Net)	24.52%	10.41%	7.40%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
Effective after the close of business on May 24, 2019, Class R shares of Oppenheimer International Small-Mid Company Fund (the predecessor fund) were reorganized into Class R shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class R shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$2,760,389,128
Total number of portfolio holdings	105
Total advisory fees paid	$33,264,105
Portfolio turnover rate	52%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Partners Group Holding AG	2.62%
Carl Zeiss Meditec AG, BR	2.34%
WEG S.A.	2.13%
Disco Corp.	1.97%
Spirax Group PLC	1.96%
Weir Group PLC (The)	1.89%
PT Telkom Indonesia (Persero) Tbk	1.77%
Azbil Corp.	1.70%
Toyo Suisan Kaisha Ltd.	1.69%
ChemoMetec A/S	1.57%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-ISMC-AR-R
Invesco International Small-Mid Company Fund

Invesco International Small-Mid Company Fund
Class Y: OSMYX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco International Small-Mid Company Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Small-Mid Company Fund (Class Y)	$124	1.17%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during the period, particularly outside the US, creating a headwind for actively managed strategies that emphasized quality characteristics. Large investments in artificial intelligence infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class Y shares of the Fund returned 11.20%. For the same time period, the MSCI ACWI ex USA SMID Cap Index (Net) returned 24.52%. The Fund's underperformance for the fiscal year was primarily driven by stock selection in the industrials and financials sectors. The Fund's underweight allocation to the financials sector also hurt relative performance.
What contributed to performance?
ChemoMetec A/S | A Danish company that is the leading maker of cell counters needed in life science research. After sales declined in fiscal year 2024 on the back of funding challenges among their biotech clients, ChemoMetec introduced new products which were well received and has re-invigorated growth and improved profitability.
TechnoPro Holdings, Inc. | A Japanese company that specializes as a provider of engineer staffing, construction outsourcing and outsourced research and development. The stock rose due to a takeover offer which took the company private. We exited our position during the period.
What detracted from performance?
Sysmex Corp. | A Japanese company that specializes in providing the equipment and consumable supplies necessary for blood testing. Its share price has reacted unfavorably to a value-based pricing regime impacting its Chinese sales, as well as intensified competition and uncertainty around US tariff effects. However, we see considerable value in its core hematology practice and view most of the headwinds as temporary.
Bunzl plc | A UK based global company that provides businesses with the non-consumable products they need in order to sell the consumables and services they in turn provide to their customers. Margins have come under some pressure, impacting the share price, as has modestly slower growth.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Small-Mid Company Fund (Class Y)	11.20%	2.39%	6.75%
MSCI ACWI ex USA SMID Cap Index (Net)	24.52%	10.41%	7.40%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
Effective after the close of business on May 24, 2019, Class Y shares of Oppenheimer International Small-Mid Company Fund (the predecessor fund) were reorganized into Class Y shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$2,760,389,128
Total number of portfolio holdings	105
Total advisory fees paid	$33,264,105
Portfolio turnover rate	52%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Partners Group Holding AG	2.62%
Carl Zeiss Meditec AG, BR	2.34%
WEG S.A.	2.13%
Disco Corp.	1.97%
Spirax Group PLC	1.96%
Weir Group PLC (The)	1.89%
PT Telkom Indonesia (Persero) Tbk	1.77%
Azbil Corp.	1.70%
Toyo Suisan Kaisha Ltd.	1.69%
ChemoMetec A/S	1.57%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-ISMC-AR-Y
Invesco International Small-Mid Company Fund

Invesco International Small-Mid Company Fund
Class R5: INSLX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco International Small-Mid Company Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Small-Mid Company Fund (Class R5)	$113	1.07%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during the period, particularly outside the US, creating a headwind for actively managed strategies that emphasized quality characteristics. Large investments in artificial intelligence infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class R5 shares of the Fund returned 11.29%. For the same time period, the MSCI ACWI ex USA SMID Cap Index (Net) returned 24.52%. The Fund's underperformance for the fiscal year was primarily driven by stock selection in the industrials and financials sectors. The Fund's underweight allocation to the financials sector also hurt relative performance.
What contributed to performance?
ChemoMetec A/S | A Danish company that is the leading maker of cell counters needed in life science research. After sales declined in fiscal year 2024 on the back of funding challenges among their biotech clients, ChemoMetec introduced new products which were well received and has re-invigorated growth and improved profitability.
TechnoPro Holdings, Inc. | A Japanese company that specializes as a provider of engineer staffing, construction outsourcing and outsourced research and development. The stock rose due to a takeover offer which took the company private. We exited our position during the period.
What detracted from performance?
Sysmex Corp. | A Japanese company that specializes in providing the equipment and consumable supplies necessary for blood testing. Its share price has reacted unfavorably to a value-based pricing regime impacting its Chinese sales, as well as intensified competition and uncertainty around US tariff effects. However, we see considerable value in its core hematology practice and view most of the headwinds as temporary.
Bunzl plc | A UK based global company that provides businesses with the non-consumable products they need in order to sell the consumables and services they in turn provide to their customers. Margins have come under some pressure, impacting the share price, as has modestly slower growth.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Small-Mid Company Fund (Class R5)	11.29%	2.48%	6.72%
MSCI ACWI ex USA SMID Cap Index (Net)	24.52%	10.41%	7.40%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
Class R5 shares incepted on May 24, 2019. Performance shown on or prior to that date is that of Oppenheimer International Small-Mid Company Fund's (the predecessor fund) Class A shares at net asset value and includes 12b-1 fees applicable to Class A shares. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$2,760,389,128
Total number of portfolio holdings	105
Total advisory fees paid	$33,264,105
Portfolio turnover rate	52%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Partners Group Holding AG	2.62%
Carl Zeiss Meditec AG, BR	2.34%
WEG S.A.	2.13%
Disco Corp.	1.97%
Spirax Group PLC	1.96%
Weir Group PLC (The)	1.89%
PT Telkom Indonesia (Persero) Tbk	1.77%
Azbil Corp.	1.70%
Toyo Suisan Kaisha Ltd.	1.69%
ChemoMetec A/S	1.57%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-ISMC-AR-R5
Invesco International Small-Mid Company Fund

Invesco International Small-Mid Company Fund
Class R6: OSCIX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco International Small-Mid Company Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Small-Mid Company Fund (Class R6)	$106	1.00%
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global GDP growth. High quality companies underperformed during the period, particularly outside the US, creating a headwind for actively managed strategies that emphasized quality characteristics. Large investments in artificial intelligence infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class R6 shares of the Fund returned 11.39%. For the same time period, the MSCI ACWI ex USA SMID Cap Index (Net) returned 24.52%. The Fund's underperformance for the fiscal year was primarily driven by stock selection in the industrials and financials sectors. The Fund's underweight allocation to the financials sector also hurt relative performance.
What contributed to performance?
ChemoMetec A/S | A Danish company that is the leading maker of cell counters needed in life science research. After sales declined in fiscal year 2024 on the back of funding challenges among their biotech clients, ChemoMetec introduced new products which were well received and has re-invigorated growth and improved profitability.
TechnoPro Holdings, Inc. | A Japanese company that specializes as a provider of engineer staffing, construction outsourcing and outsourced research and development. The stock rose due to a takeover offer which took the company private. We exited our position during the period.
What detracted from performance?
Sysmex Corp. | A Japanese company that specializes in providing the equipment and consumable supplies necessary for blood testing. Its share price has reacted unfavorably to a value-based pricing regime impacting its Chinese sales, as well as intensified competition and uncertainty around US tariff effects. However, we see considerable value in its core hematology practice and view most of the headwinds as temporary.
Bunzl plc | A UK based global company that provides businesses with the non-consumable products they need in order to sell the consumables and services they in turn provide to their customers. Margins have come under some pressure, impacting the share price, as has modestly slower growth.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Small-Mid Company Fund (Class R6)	11.39%	2.52%	6.91%
MSCI ACWI ex USA SMID Cap Index (Net)	24.52%	10.41%	7.40%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
Effective after the close of business on May 24, 2019, Class I shares of Oppenheimer International Small-Mid Company Fund (the predecessor fund) were reorganized into Class R6 shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$2,760,389,128
Total number of portfolio holdings	105
Total advisory fees paid	$33,264,105
Portfolio turnover rate	52%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Partners Group Holding AG	2.62%
Carl Zeiss Meditec AG, BR	2.34%
WEG S.A.	2.13%
Disco Corp.	1.97%
Spirax Group PLC	1.96%
Weir Group PLC (The)	1.89%
PT Telkom Indonesia (Persero) Tbk	1.77%
Azbil Corp.	1.70%
Toyo Suisan Kaisha Ltd.	1.69%
ChemoMetec A/S	1.57%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
O-ISMC-AR-R6
Invesco International Small-Mid Company Fund

Invesco International Value Fund
Class A: AEDAX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco International Value Fund (the “Fund”), formerly Invesco EQV European Equity Fund, for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Value Fund (Class A)	$146	1.38%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global gross domestic product growth. High quality companies underperformed during the period, particularly outside the United States, which created a headwind for actively managed strategies that emphasize quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class A shares of the Fund, excluding sales charge, returned 11.15%. For the same time period, the MSCI ACWI ex USA® Value Index (Net) returned 28.16%. The Fund's underperformance for the fiscal year was primarily driven by stock selection in the healthcare and communication services sectors.
What contributed to performance?
Alibaba Group Holding Ltd. | Alibaba is one of the largest retailers and e-commerce platforms in the world. In addition to its strong online retail business, the company is emerging as a significant web service provider. Strong growth and demand for AI capabilities had a positive impact on the company's stock.
Samsung Electronics Co. Ltd. | Samsung Electronics is a leading electronics manufacturer best known for its involvement in consumer electronics, semiconductors, and display panels, among others. It supplies both end-user products as well as advanced componentry to other manufacturers. The company's share price has benefited from increased demand for AI chips and high-bandwidth memory.
What detracted from performance?
Novo Nordisk A/S | Novo Nordisk, maker of care products and insulin for diabetes, introduced GLP1 weight loss drugs over the past few years, creating a new market. The company is facing greater competitive intensity and the stock price has reacted unfavorably to the pressure.
ICON PLC | ICON, based in Ireland, conducts clinical trials for biotech, pharma, and medical device companies, and guides them through the FDA approval process. Recent changes and uncertainty over FDA policies have caused ICON clients to cancel or delay projects, and the share price has reacted unfavorably. The Fund exited the position during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Value Fund (Class A) —including sales charge	5.06%	6.83%	3.75%
Invesco International Value Fund (Class A) —excluding sales charge	11.15%	8.04%	4.34%
MSCI ACWI ex USA® Value Index (Net)	28.16%	15.38%	7.51%
MSCI Europe Index (Net)	23.19%	13.66%	7.47%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
Effective August 22, 2025, the Fund changed its broad-based securities market benchmark from the MSCI Europe Index (Net) to the MSCI ACWI ex USA® Index (Net) to better align with the Fund's current strategy and international exposure.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$927,636,100
Total number of portfolio holdings	57
Total advisory fees paid	$4,415,172
Portfolio turnover rate	120%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Alibaba Group Holding Ltd.	4.10%
Standard Chartered PLC	3.30%
AIA Group Ltd.	3.11%
Samsung Electronics Co. Ltd., GDR	2.99%
Suncor Energy, Inc.	2.86%
Banco Santander S.A.	2.76%
Mitsui & Co. Ltd.	2.73%
Banco Bilbao Vizcaya Argentaria S.A.	2.64%
HDFC Bank Ltd., ADR	2.58%
Mitsubishi UFJ Financial Group, Inc.	2.53%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective June 23, 2025, the Fund’s sub-adviser, Invesco Asset Management Limited, began providing day-to-day management of the Fund.
Effective August 22, 2025, Invesco EQV European Equity Fund was renamed Invesco International Value Fund. In connection with repositioning the Fund to an international value fund, the Fund's principal investment strategies and risks changed, including the removal of its 80% investment policy, to reflect the Fund's focus on achieving its investment objective by investing in equity securities throughout the world, including the United States, that its portfolio managers consider to be undervalued. Additionally, the contractual management fee for the Fund was lowered to 0.85% of the Fund’s average daily net assets for the first $250 million in assets; 0.825% of the Fund’s average daily net assets for the next $250 million in assets; 0.785% of the Fund’s average daily net assets for the next $500 million in assets; and 0.76% of the Fund’s average daily net assets over $1 billion in assets. Further, the Fund’s expense limits for Class A, Class C, Class R, Class Y, Investor Class and Class R6 shares were lowered to 1.11%, 1.86%, 1.36%, 0.86%, 1.11% and 0.86%, respectively, of the Fund's average daily net assets pursuant to a new contractual fee waiver agreement with Invesco Advisers, Inc.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
EGR-AR-A
Invesco International Value Fund

Invesco International Value Fund
Class C: AEDCX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco International Value Fund (the “Fund”), formerly Invesco EQV European Equity Fund, for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Value Fund (Class C)	$224	2.14%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global gross domestic product growth. High quality companies underperformed during the period, particularly outside the United States, which created a headwind for actively managed strategies that emphasize quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class C shares of the Fund, excluding sales charge, returned 10.33%. For the same time period, the MSCI ACWI ex USA® Value Index (Net) returned 28.16%. The Fund's underperformance for the fiscal year was primarily driven by stock selection in the healthcare and communication services sectors.
What contributed to performance?
Alibaba Group Holding Ltd. | Alibaba is one of the largest retailers and e-commerce platforms in the world. In addition to its strong online retail business, the company is emerging as a significant web service provider. Strong growth and demand for AI capabilities had a positive impact on the company's stock.
Samsung Electronics Co. Ltd. | Samsung Electronics is a leading electronics manufacturer best known for its involvement in consumer electronics, semiconductors, and display panels, among others. It supplies both end-user products as well as advanced componentry to other manufacturers. The company's share price has benefited from increased demand for AI chips and high-bandwidth memory.
What detracted from performance?
Novo Nordisk A/S | Novo Nordisk, maker of care products and insulin for diabetes, introduced GLP1 weight loss drugs over the past few years, creating a new market. The company is facing greater competitive intensity and the stock price has reacted unfavorably to the pressure.
ICON PLC | ICON, based in Ireland, conducts clinical trials for biotech, pharma, and medical device companies, and guides them through the FDA approval process. Recent changes and uncertainty over FDA policies have caused ICON clients to cancel or delay projects, and the share price has reacted unfavorably. The Fund exited the position during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Value Fund (Class C) —including sales charge	9.36%	7.23%	3.72%
Invesco International Value Fund (Class C) —excluding sales charge	10.33%	7.23%	3.72%
MSCI ACWI ex USA® Value Index (Net)	28.16%	15.38%	7.51%
MSCI Europe Index (Net)	23.19%	13.66%	7.47%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
Effective August 22, 2025, the Fund changed its broad-based securities market benchmark from the MSCI Europe Index (Net) to the MSCI ACWI ex USA® Index (Net) to better align with the Fund's current strategy and international exposure.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$927,636,100
Total number of portfolio holdings	57
Total advisory fees paid	$4,415,172
Portfolio turnover rate	120%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Alibaba Group Holding Ltd.	4.10%
Standard Chartered PLC	3.30%
AIA Group Ltd.	3.11%
Samsung Electronics Co. Ltd., GDR	2.99%
Suncor Energy, Inc.	2.86%
Banco Santander S.A.	2.76%
Mitsui & Co. Ltd.	2.73%
Banco Bilbao Vizcaya Argentaria S.A.	2.64%
HDFC Bank Ltd., ADR	2.58%
Mitsubishi UFJ Financial Group, Inc.	2.53%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective June 23, 2025, the Fund’s sub-adviser, Invesco Asset Management Limited, began providing day-to-day management of the Fund.
Effective August 22, 2025, Invesco EQV European Equity Fund was renamed Invesco International Value Fund. In connection with repositioning the Fund to an international value fund, the Fund's principal investment strategies and risks changed, including the removal of its 80% investment policy, to reflect the Fund's focus on achieving its investment objective by investing in equity securities throughout the world, including the United States, that its portfolio managers consider to be undervalued. Additionally, the contractual management fee for the Fund was lowered to 0.85% of the Fund’s average daily net assets for the first $250 million in assets; 0.825% of the Fund’s average daily net assets for the next $250 million in assets; 0.785% of the Fund’s average daily net assets for the next $500 million in assets; and 0.76% of the Fund’s average daily net assets over $1 billion in assets. Further, the Fund’s expense limits for Class A, Class C, Class R, Class Y, Investor Class and Class R6 shares were lowered to 1.11%, 1.86%, 1.36%, 0.86%, 1.11% and 0.86%, respectively, of the Fund's average daily net assets pursuant to a new contractual fee waiver agreement with Invesco Advisers, Inc.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
EGR-AR-C
Invesco International Value Fund

Invesco International Value Fund
Class R: AEDRX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco International Value Fund (the “Fund”), formerly Invesco EQV European Equity Fund, for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Value Fund (Class R)	$172	1.63%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global gross domestic product growth. High quality companies underperformed during the period, particularly outside the United States, which created a headwind for actively managed strategies that emphasize quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class R shares of the Fund returned 10.89%. For the same time period, the MSCI ACWI ex USA® Value Index (Net) returned 28.16%. The Fund's underperformance for the fiscal year was primarily driven by stock selection in the healthcare and communication services sectors.
What contributed to performance?
Alibaba Group Holding Ltd. | Alibaba is one of the largest retailers and e-commerce platforms in the world. In addition to its strong online retail business, the company is emerging as a significant web service provider. Strong growth and demand for AI capabilities had a positive impact on the company's stock.
Samsung Electronics Co. Ltd. | Samsung Electronics is a leading electronics manufacturer best known for its involvement in consumer electronics, semiconductors, and display panels, among others. It supplies both end-user products as well as advanced componentry to other manufacturers. The company's share price has benefited from increased demand for AI chips and high-bandwidth memory.
What detracted from performance?
Novo Nordisk A/S | Novo Nordisk, maker of care products and insulin for diabetes, introduced GLP1 weight loss drugs over the past few years, creating a new market. The company is facing greater competitive intensity and the stock price has reacted unfavorably to the pressure.
ICON PLC | ICON, based in Ireland, conducts clinical trials for biotech, pharma, and medical device companies, and guides them through the FDA approval process. Recent changes and uncertainty over FDA policies have caused ICON clients to cancel or delay projects, and the share price has reacted unfavorably. The Fund exited the position during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Value Fund (Class R)	10.89%	7.77%	4.08%
MSCI ACWI ex USA® Value Index (Net)	28.16%	15.38%	7.51%
MSCI Europe Index (Net)	23.19%	13.66%	7.47%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
Effective August 22, 2025, the Fund changed its broad-based securities market benchmark from the MSCI Europe Index (Net) to the MSCI ACWI ex USA® Index (Net) to better align with the Fund's current strategy and international exposure.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$927,636,100
Total number of portfolio holdings	57
Total advisory fees paid	$4,415,172
Portfolio turnover rate	120%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Alibaba Group Holding Ltd.	4.10%
Standard Chartered PLC	3.30%
AIA Group Ltd.	3.11%
Samsung Electronics Co. Ltd., GDR	2.99%
Suncor Energy, Inc.	2.86%
Banco Santander S.A.	2.76%
Mitsui & Co. Ltd.	2.73%
Banco Bilbao Vizcaya Argentaria S.A.	2.64%
HDFC Bank Ltd., ADR	2.58%
Mitsubishi UFJ Financial Group, Inc.	2.53%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective June 23, 2025, the Fund’s sub-adviser, Invesco Asset Management Limited, began providing day-to-day management of the Fund.
Effective August 22, 2025, Invesco EQV European Equity Fund was renamed Invesco International Value Fund. In connection with repositioning the Fund to an international value fund, the Fund's principal investment strategies and risks changed, including the removal of its 80% investment policy, to reflect the Fund's focus on achieving its investment objective by investing in equity securities throughout the world, including the United States, that its portfolio managers consider to be undervalued. Additionally, the contractual management fee for the Fund was lowered to 0.85% of the Fund’s average daily net assets for the first $250 million in assets; 0.825% of the Fund’s average daily net assets for the next $250 million in assets; 0.785% of the Fund’s average daily net assets for the next $500 million in assets; and 0.76% of the Fund’s average daily net assets over $1 billion in assets. Further, the Fund’s expense limits for Class A, Class C, Class R, Class Y, Investor Class and Class R6 shares were lowered to 1.11%, 1.86%, 1.36%, 0.86%, 1.11% and 0.86%, respectively, of the Fund's average daily net assets pursuant to a new contractual fee waiver agreement with Invesco Advisers, Inc.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
EGR-AR-R
Invesco International Value Fund

Invesco International Value Fund
Class Y: AEDYX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco International Value Fund (the “Fund”), formerly Invesco EQV European Equity Fund, for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Value Fund (Class Y)	$119	1.15%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global gross domestic product growth. High quality companies underperformed during the period, particularly outside the United States, which created a headwind for actively managed strategies that emphasize quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class Y shares of the Fund returned 11.47%. For the same time period, the MSCI ACWI ex USA® Value Index (Net) returned 28.16%. The Fund's underperformance for the fiscal year was primarily driven by stock selection in the healthcare and communication services sectors.
What contributed to performance?
Alibaba Group Holding Ltd. | Alibaba is one of the largest retailers and e-commerce platforms in the world. In addition to its strong online retail business, the company is emerging as a significant web service provider. Strong growth and demand for AI capabilities had a positive impact on the company's stock.
Samsung Electronics Co. Ltd. | Samsung Electronics is a leading electronics manufacturer best known for its involvement in consumer electronics, semiconductors, and display panels, among others. It supplies both end-user products as well as advanced componentry to other manufacturers. The company's share price has benefited from increased demand for AI chips and high-bandwidth memory.
What detracted from performance?
Novo Nordisk A/S | Novo Nordisk, maker of care products and insulin for diabetes, introduced GLP1 weight loss drugs over the past few years, creating a new market. The company is facing greater competitive intensity and the stock price has reacted unfavorably to the pressure.
ICON PLC | ICON, based in Ireland, conducts clinical trials for biotech, pharma, and medical device companies, and guides them through the FDA approval process. Recent changes and uncertainty over FDA policies have caused ICON clients to cancel or delay projects, and the share price has reacted unfavorably. The Fund exited the position during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Value Fund (Class Y)	11.47%	8.31%	4.60%
MSCI ACWI ex USA® Value Index (Net)	28.16%	15.38%	7.51%
MSCI Europe Index (Net)	23.19%	13.66%	7.47%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
Effective August 22, 2025, the Fund changed its broad-based securities market benchmark from the MSCI Europe Index (Net) to the MSCI ACWI ex USA® Index (Net) to better align with the Fund's current strategy and international exposure.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$927,636,100
Total number of portfolio holdings	57
Total advisory fees paid	$4,415,172
Portfolio turnover rate	120%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Alibaba Group Holding Ltd.	4.10%
Standard Chartered PLC	3.30%
AIA Group Ltd.	3.11%
Samsung Electronics Co. Ltd., GDR	2.99%
Suncor Energy, Inc.	2.86%
Banco Santander S.A.	2.76%
Mitsui & Co. Ltd.	2.73%
Banco Bilbao Vizcaya Argentaria S.A.	2.64%
HDFC Bank Ltd., ADR	2.58%
Mitsubishi UFJ Financial Group, Inc.	2.53%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective June 23, 2025, the Fund’s sub-adviser, Invesco Asset Management Limited, began providing day-to-day management of the Fund.
Effective August 22, 2025, Invesco EQV European Equity Fund was renamed Invesco International Value Fund. In connection with repositioning the Fund to an international value fund, the Fund's principal investment strategies and risks changed, including the removal of its 80% investment policy, to reflect the Fund's focus on achieving its investment objective by investing in equity securities throughout the world, including the United States, that its portfolio managers consider to be undervalued. Additionally, the contractual management fee for the Fund was lowered to 0.85% of the Fund’s average daily net assets for the first $250 million in assets; 0.825% of the Fund’s average daily net assets for the next $250 million in assets; 0.785% of the Fund’s average daily net assets for the next $500 million in assets; and 0.76% of the Fund’s average daily net assets over $1 billion in assets. Further, the Fund’s expense limits for Class A, Class C, Class R, Class Y, Investor Class and Class R6 shares were lowered to 1.11%, 1.86%, 1.36%, 0.86%, 1.11% and 0.86%, respectively, of the Fund's average daily net assets pursuant to a new contractual fee waiver agreement with Invesco Advisers, Inc.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
EGR-AR-Y
Invesco International Value Fund

Invesco International Value Fund
Investor Class: EGINX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco International Value Fund (the “Fund”), formerly Invesco EQV European Equity Fund, for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Value Fund (Investor Class)	$134	1.29%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global gross domestic product growth. High quality companies underperformed during the period, particularly outside the United States, which created a headwind for actively managed strategies that emphasize quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Investor Class shares of the Fund returned 11.27%. For the same time period, the MSCI ACWI ex USA® Value Index (Net) returned 28.16%. The Fund's underperformance for the fiscal year was primarily driven by stock selection in the healthcare and communication services sectors.
What contributed to performance?
Alibaba Group Holding Ltd. | Alibaba is one of the largest retailers and e-commerce platforms in the world. In addition to its strong online retail business, the company is emerging as a significant web service provider. Strong growth and demand for AI capabilities had a positive impact on the company's stock.
Samsung Electronics Co. Ltd. | Samsung Electronics is a leading electronics manufacturer best known for its involvement in consumer electronics, semiconductors, and display panels, among others. It supplies both end-user products as well as advanced componentry to other manufacturers. The company's share price has benefited from increased demand for AI chips and high-bandwidth memory.
What detracted from performance?
Novo Nordisk A/S | Novo Nordisk, maker of care products and insulin for diabetes, introduced GLP1 weight loss drugs over the past few years, creating a new market. The company is facing greater competitive intensity and the stock price has reacted unfavorably to the pressure.
ICON PLC | ICON, based in Ireland, conducts clinical trials for biotech, pharma, and medical device companies, and guides them through the FDA approval process. Recent changes and uncertainty over FDA policies have caused ICON clients to cancel or delay projects, and the share price has reacted unfavorably. The Fund exited the position during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Value Fund (Investor Class)	11.27%	8.15%	4.42%
MSCI ACWI ex USA® Value Index (Net)	28.16%	15.38%	7.51%
MSCI Europe Index (Net)	23.19%	13.66%	7.47%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
Effective August 22, 2025, the Fund changed its broad-based securities market benchmark from the MSCI Europe Index (Net) to the MSCI ACWI ex USA® Index (Net) to better align with the Fund's current strategy and international exposure.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$927,636,100
Total number of portfolio holdings	57
Total advisory fees paid	$4,415,172
Portfolio turnover rate	120%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Alibaba Group Holding Ltd.	4.10%
Standard Chartered PLC	3.30%
AIA Group Ltd.	3.11%
Samsung Electronics Co. Ltd., GDR	2.99%
Suncor Energy, Inc.	2.86%
Banco Santander S.A.	2.76%
Mitsui & Co. Ltd.	2.73%
Banco Bilbao Vizcaya Argentaria S.A.	2.64%
HDFC Bank Ltd., ADR	2.58%
Mitsubishi UFJ Financial Group, Inc.	2.53%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective June 23, 2025, the Fund’s sub-adviser, Invesco Asset Management Limited, began providing day-to-day management of the Fund.
Effective August 22, 2025, Invesco EQV European Equity Fund was renamed Invesco International Value Fund. In connection with repositioning the Fund to an international value fund, the Fund's principal investment strategies and risks changed, including the removal of its 80% investment policy, to reflect the Fund's focus on achieving its investment objective by investing in equity securities throughout the world, including the United States, that its portfolio managers consider to be undervalued. Additionally, the contractual management fee for the Fund was lowered to 0.85% of the Fund’s average daily net assets for the first $250 million in assets; 0.825% of the Fund’s average daily net assets for the next $250 million in assets; 0.785% of the Fund’s average daily net assets for the next $500 million in assets; and 0.76% of the Fund’s average daily net assets over $1 billion in assets. Further, the Fund’s expense limits for Class A, Class C, Class R, Class Y, Investor Class and Class R6 shares were lowered to 1.11%, 1.86%, 1.36%, 0.86%, 1.11% and 0.86%, respectively, of the Fund's average daily net assets pursuant to a new contractual fee waiver agreement with Invesco Advisers, Inc.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
EGR-AR-INV
Invesco International Value Fund

Invesco International Value Fund
Class R6: AEGSX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco International Value Fund (the “Fund”), formerly Invesco EQV European Equity Fund, for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco International Value Fund (Class R6)	$93	0.88%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Global equities delivered positive returns during the fiscal year ended October 31, 2025, despite tariff-related uncertainty and concerns about the sustainability of global gross domestic product growth. High quality companies underperformed during the period, particularly outside the United States, which created a headwind for actively managed strategies that emphasize quality characteristics. Large investments in artificial intelligence (AI) infrastructure continued to be a key market theme throughout the period.
• For the fiscal year ended October 31, 2025, Class R6 shares of the Fund returned 11.57%. For the same time period, the MSCI ACWI ex USA® Value Index (Net) returned 28.16%. The Fund's underperformance for the fiscal year was primarily driven by stock selection in the healthcare and communication services sectors.
What contributed to performance?
Alibaba Group Holding Ltd. | Alibaba is one of the largest retailers and e-commerce platforms in the world. In addition to its strong online retail business, the company is emerging as a significant web service provider. Strong growth and demand for AI capabilities had a positive impact on the company's stock.
Samsung Electronics Co. Ltd. | Samsung Electronics is a leading electronics manufacturer best known for its involvement in consumer electronics, semiconductors, and display panels, among others. It supplies both end-user products as well as advanced componentry to other manufacturers. The company's share price has benefited from increased demand for AI chips and high-bandwidth memory.
What detracted from performance?
Novo Nordisk A/S | Novo Nordisk, maker of care products and insulin for diabetes, introduced GLP1 weight loss drugs over the past few years, creating a new market. The company is facing greater competitive intensity and the stock price has reacted unfavorably to the pressure.
ICON PLC | ICON, based in Ireland, conducts clinical trials for biotech, pharma, and medical device companies, and guides them through the FDA approval process. Recent changes and uncertainty over FDA policies have caused ICON clients to cancel or delay projects, and the share price has reacted unfavorably. The Fund exited the position during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco International Value Fund (Class R6)	11.57%	8.45%	4.68%
MSCI ACWI ex USA® Value Index (Net)	28.16%	15.38%	7.51%
MSCI Europe Index (Net)	23.19%	13.66%	7.47%
MSCI ACWI ex USA® Index (Net)	24.93%	11.18%	7.67%
Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.Class R6 shares' returns of the Fund will be different from Class A shares' returns of the Fund as they have different expenses.
Effective August 22, 2025, the Fund changed its broad-based securities market benchmark from the MSCI Europe Index (Net) to the MSCI ACWI ex USA® Index (Net) to better align with the Fund's current strategy and international exposure.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$927,636,100
Total number of portfolio holdings	57
Total advisory fees paid	$4,415,172
Portfolio turnover rate	120%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
Alibaba Group Holding Ltd.	4.10%
Standard Chartered PLC	3.30%
AIA Group Ltd.	3.11%
Samsung Electronics Co. Ltd., GDR	2.99%
Suncor Energy, Inc.	2.86%
Banco Santander S.A.	2.76%
Mitsui & Co. Ltd.	2.73%
Banco Bilbao Vizcaya Argentaria S.A.	2.64%
HDFC Bank Ltd., ADR	2.58%
Mitsubishi UFJ Financial Group, Inc.	2.53%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective June 23, 2025, the Fund’s sub-adviser, Invesco Asset Management Limited, began providing day-to-day management of the Fund.
Effective August 22, 2025, Invesco EQV European Equity Fund was renamed Invesco International Value Fund. In connection with repositioning the Fund to an international value fund, the Fund's principal investment strategies and risks changed, including the removal of its 80% investment policy, to reflect the Fund's focus on achieving its investment objective by investing in equity securities throughout the world, including the United States, that its portfolio managers consider to be undervalued. Additionally, the contractual management fee for the Fund was lowered to 0.85% of the Fund’s average daily net assets for the first $250 million in assets; 0.825% of the Fund’s average daily net assets for the next $250 million in assets; 0.785% of the Fund’s average daily net assets for the next $500 million in assets; and 0.76% of the Fund’s average daily net assets over $1 billion in assets. Further, the Fund’s expense limits for Class A, Class C, Class R, Class Y, Investor Class and Class R6 shares were lowered to 1.11%, 1.86%, 1.36%, 0.86%, 1.11% and 0.86%, respectively, of the Fund's average daily net assets pursuant to a new contractual fee waiver agreement with Invesco Advisers, Inc.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
EGR-AR-R6
Invesco International Value Fund

Invesco MSCI World SRI Index Fund
Class A: VSQAX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco MSCI World SRI Index Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco MSCI World SRI Index Fund (Class A)	$47	0.44%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2025, global equity markets rose 22.64%, as represented by the MSCI All Country World Index (net). Despite geopolitical and policy uncertainties, investors rallied around company investments in artificial intelligence (AI), strong corporate earnings, economic growth and central banks’ easing of monetary policies. The Fund's exposure to the US averaged 69% for the year, which aided performance as US markets gained 21.45% realized by the S&P 500® Index.
• The Fund seeks to track the investment results (before fees and expenses) of the MSCI World SRI Index (Net) (the "Index").
• For the fiscal year ended October 31, 2025, Class A shares of the Fund, excluding sales charge, returned 15.19%, which differed from the return of the Index, 15.33%, primarily due to fees and expenses that the Fund incurred during the period.
What contributed to performance?
Sector Allocations | Information technology, consumer discretionary, financials, and industrials.
Country Allocations | United States, Japan, and Canada.
Positions | NVIDIA Corp., a big tech company that develops and sells high-performance Graphics Processing Units and integrated systems, combined with a proprietary software platform, which serves as the foundational infrastructure for AI and data centers, and other specialized computing markets. The company has benefited greatly from surging AI demand and rise in supercomputers used for AI Research SuperCluster computers to train complex AI models.
What detracted from performance?
Sector Allocations | Health care, real estate, consumer staples, and energy.
Country Allocations | Denmark and Australia.
Positions | Novo Nordisk A/S, a Danish pharmaceutical company that develops and manufactures medications primarily focused on diabetes, rare blood disorders, and other endocrine diseases. The stock price plunged in December 2024 after reporting its new weight loss drug, CagriSema, missed expectations during trials. Investors had high hopes of the drug becoming the next evolution of obesity drugs.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (7/1/16)
Invesco MSCI World SRI Index Fund (Class A) —including sales charge	8.85%	12.35%*	9.11%*
Invesco MSCI World SRI Index Fund (Class A) —excluding sales charge	15.19%	13.63%*	9.77%*
Custom Invesco MSCI World SRI Index (Net)	15.33%	13.74%	11.86%
MSCI World SRI Index (Net)	15.33%	13.74%	12.85%
MSCI World IndexSM (Net)	22.02%	15.58%	12.83%
The Custom Invesco MSCI World SRI Index (Net) is composed of the MSCI World IndexSM (Net) through June 30, 2020, and the MSCI World SRI Index (Net) thereafter.
Prior to June 29, 2020, the Fund was not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund prior to June 29, 2020 may have deviated significantly from the performance of the index(es).
*Amount includes the effect of the Adviser pay-in for an economic loss that occurred on July 31, 2024. Had the pay-in not been made, the total return would have been lower.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$7,427,050
Total number of portfolio holdings	351
Total advisory fees paid	$0
Portfolio turnover rate	29%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	10.35%
Tesla, Inc.	6.59%
Advanced Micro Devices, Inc.	2.14%
Home Depot, Inc. (The)	1.95%
ASML Holding N.V.	1.72%
Coca-Cola Co. (The)	1.46%
American Express Co.	1.07%
Lam Research Corp.	1.07%
Walt Disney Co. (The)	1.06%
PepsiCo, Inc.	1.06%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
At a meeting held on December 8-10, 2025, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund will close to investments by new accounts after the close of business on January 6, 2026. The Fund will be liquidated on or about February 24, 2026.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
GLRE-AR-A
Invesco MSCI World SRI Index Fund

Invesco MSCI World SRI Index Fund
Class C: VSQCX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco MSCI World SRI Index Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco MSCI World SRI Index Fund (Class C)	$128	1.19%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2025, global equity markets rose 22.64%, as represented by the MSCI All Country World Index (net). Despite geopolitical and policy uncertainties, investors rallied around company investments in artificial intelligence (AI), strong corporate earnings, economic growth and central banks’ easing of monetary policies. The Fund's exposure to the US averaged 69% for the year, which aided performance as US markets gained 21.45% realized by the S&P 500® Index.
• The Fund seeks to track the investment results (before fees and expenses) of the MSCI World SRI Index (Net) (the "Index").
• For the fiscal year ended October 31, 2025, Class C shares of the Fund, excluding sales charge, returned 14.34%, which differed from the return of the Index, 15.33%, primarily due to fees and expenses that the Fund incurred during the period.
What contributed to performance?
Sector Allocations | Information technology, consumer discretionary, financials, and industrials.
Country Allocations | United States, Japan, and Canada.
Positions | NVIDIA Corp., a big tech company that develops and sells high-performance Graphics Processing Units and integrated systems, combined with a proprietary software platform, which serves as the foundational infrastructure for AI and data centers, and other specialized computing markets. The company has benefited greatly from surging AI demand and rise in supercomputers used for AI Research SuperCluster computers to train complex AI models.
What detracted from performance?
Sector Allocations | Health care, real estate, consumer staples, and energy.
Country Allocations | Denmark and Australia.
Positions | Novo Nordisk A/S, a Danish pharmaceutical company that develops and manufactures medications primarily focused on diabetes, rare blood disorders, and other endocrine diseases. The stock price plunged in December 2024 after reporting its new weight loss drug, CagriSema, missed expectations during trials. Investors had high hopes of the drug becoming the next evolution of obesity drugs.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (7/1/16)
Invesco MSCI World SRI Index Fund (Class C) —including sales charge	13.34%	12.78%*	9.06%*
Invesco MSCI World SRI Index Fund (Class C) —excluding sales charge	14.34%	12.78%*	9.06%*
Custom Invesco MSCI World SRI Index (Net)	15.33%	13.74%	11.86%
MSCI World SRI Index (Net)	15.33%	13.74%	12.85%
MSCI World IndexSM (Net)	22.02%	15.58%	12.83%
The Custom Invesco MSCI World SRI Index (Net) is composed of the MSCI World IndexSM (Net) through June 30, 2020, and the MSCI World SRI Index (Net) thereafter.
Prior to June 29, 2020, the Fund was not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund prior to June 29, 2020 may have deviated significantly from the performance of the index(es).
*Amount includes the effect of the Adviser pay-in for an economic loss that occurred on July 31, 2024. Had the pay-in not been made, the total return would have been lower.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$7,427,050
Total number of portfolio holdings	351
Total advisory fees paid	$0
Portfolio turnover rate	29%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	10.35%
Tesla, Inc.	6.59%
Advanced Micro Devices, Inc.	2.14%
Home Depot, Inc. (The)	1.95%
ASML Holding N.V.	1.72%
Coca-Cola Co. (The)	1.46%
American Express Co.	1.07%
Lam Research Corp.	1.07%
Walt Disney Co. (The)	1.06%
PepsiCo, Inc.	1.06%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
At a meeting held on December 8-10, 2025, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund will close to investments by new accounts after the close of business on January 6, 2026. The Fund will be liquidated on or about February 24, 2026.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
GLRE-AR-C
Invesco MSCI World SRI Index Fund

Invesco MSCI World SRI Index Fund
Class R: VSQRX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco MSCI World SRI Index Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco MSCI World SRI Index Fund (Class R)	$74	0.69%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2025, global equity markets rose 22.64%, as represented by the MSCI All Country World Index (net). Despite geopolitical and policy uncertainties, investors rallied around company investments in artificial intelligence (AI), strong corporate earnings, economic growth and central banks’ easing of monetary policies. The Fund's exposure to the US averaged 69% for the year, which aided performance as US markets gained 21.45% realized by the S&P 500® Index.
• The Fund seeks to track the investment results (before fees and expenses) of the MSCI World SRI Index (Net) (the "Index").
• For the fiscal year ended October 31, 2025, Class R shares of the Fund returned 14.94%, which differed from the return of the Index, 15.33%, primarily due to fees and expenses that the Fund incurred during the period.
What contributed to performance?
Sector Allocations | Information technology, consumer discretionary, financials, and industrials.
Country Allocations | United States, Japan, and Canada.
Positions | NVIDIA Corp., a big tech company that develops and sells high-performance Graphics Processing Units and integrated systems, combined with a proprietary software platform, which serves as the foundational infrastructure for AI and data centers, and other specialized computing markets. The company has benefited greatly from surging AI demand and rise in supercomputers used for AI Research SuperCluster computers to train complex AI models.
What detracted from performance?
Sector Allocations | Health care, real estate, consumer staples, and energy.
Country Allocations | Denmark and Australia.
Positions | Novo Nordisk A/S, a Danish pharmaceutical company that develops and manufactures medications primarily focused on diabetes, rare blood disorders, and other endocrine diseases. The stock price plunged in December 2024 after reporting its new weight loss drug, CagriSema, missed expectations during trials. Investors had high hopes of the drug becoming the next evolution of obesity drugs.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (7/1/16)
Invesco MSCI World SRI Index Fund (Class R)	14.94%	13.35%*	9.50%*
Custom Invesco MSCI World SRI Index (Net)	15.33%	13.74%	11.86%
MSCI World SRI Index (Net)	15.33%	13.74%	12.85%
MSCI World IndexSM (Net)	22.02%	15.58%	12.83%
The Custom Invesco MSCI World SRI Index (Net) is composed of the MSCI World IndexSM (Net) through June 30, 2020, and the MSCI World SRI Index (Net) thereafter.
Prior to June 29, 2020, the Fund was not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund prior to June 29, 2020 may have deviated significantly from the performance of the index(es).
*Amount includes the effect of the Adviser pay-in for an economic loss that occurred on July 31, 2024. Had the pay-in not been made, the total return would have been lower.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$7,427,050
Total number of portfolio holdings	351
Total advisory fees paid	$0
Portfolio turnover rate	29%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	10.35%
Tesla, Inc.	6.59%
Advanced Micro Devices, Inc.	2.14%
Home Depot, Inc. (The)	1.95%
ASML Holding N.V.	1.72%
Coca-Cola Co. (The)	1.46%
American Express Co.	1.07%
Lam Research Corp.	1.07%
Walt Disney Co. (The)	1.06%
PepsiCo, Inc.	1.06%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
At a meeting held on December 8-10, 2025, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund will close to investments by new accounts after the close of business on January 6, 2026. The Fund will be liquidated on or about February 24, 2026.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
GLRE-AR-R
Invesco MSCI World SRI Index Fund

Invesco MSCI World SRI Index Fund
Class Y: VSQYX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco MSCI World SRI Index Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco MSCI World SRI Index Fund (Class Y)	$20	0.19%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2025, global equity markets rose 22.64%, as represented by the MSCI All Country World Index (net). Despite geopolitical and policy uncertainties, investors rallied around company investments in artificial intelligence (AI), strong corporate earnings, economic growth and central banks’ easing of monetary policies. The Fund's exposure to the US averaged 69% for the year, which aided performance as US markets gained 21.45% realized by the S&P 500® Index.
• The Fund seeks to track the investment results (before fees and expenses) of the MSCI World SRI Index (Net) (the "Index").
• For the fiscal year ended October 31, 2025, Class Y shares of the Fund returned 15.50%, which differed from the return of the Index, 15.33%, primarily due to fees and expenses that the Fund incurred during the period.
What contributed to performance?
Sector Allocations | Information technology, consumer discretionary, financials, and industrials.
Country Allocations | United States, Japan, and Canada.
Positions | NVIDIA Corp., a big tech company that develops and sells high-performance Graphics Processing Units and integrated systems, combined with a proprietary software platform, which serves as the foundational infrastructure for AI and data centers, and other specialized computing markets. The company has benefited greatly from surging AI demand and rise in supercomputers used for AI Research SuperCluster computers to train complex AI models.
What detracted from performance?
Sector Allocations | Health care, real estate, consumer staples, and energy.
Country Allocations | Denmark and Australia.
Positions | Novo Nordisk A/S, a Danish pharmaceutical company that develops and manufactures medications primarily focused on diabetes, rare blood disorders, and other endocrine diseases. The stock price plunged in December 2024 after reporting its new weight loss drug, CagriSema, missed expectations during trials. Investors had high hopes of the drug becoming the next evolution of obesity drugs.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (7/1/16)
Invesco MSCI World SRI Index Fund (Class Y)	15.50%	13.93%*	10.05%*
Custom Invesco MSCI World SRI Index (Net)	15.33%	13.74%	11.86%
MSCI World SRI Index (Net)	15.33%	13.74%	12.85%
MSCI World IndexSM (Net)	22.02%	15.58%	12.83%
The Custom Invesco MSCI World SRI Index (Net) is composed of the MSCI World IndexSM (Net) through June 30, 2020, and the MSCI World SRI Index (Net) thereafter.
Prior to June 29, 2020, the Fund was not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund prior to June 29, 2020 may have deviated significantly from the performance of the index(es).
*Amount includes the effect of the Adviser pay-in for an economic loss that occurred on July 31, 2024. Had the pay-in not been made, the total return would have been lower.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$7,427,050
Total number of portfolio holdings	351
Total advisory fees paid	$0
Portfolio turnover rate	29%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	10.35%
Tesla, Inc.	6.59%
Advanced Micro Devices, Inc.	2.14%
Home Depot, Inc. (The)	1.95%
ASML Holding N.V.	1.72%
Coca-Cola Co. (The)	1.46%
American Express Co.	1.07%
Lam Research Corp.	1.07%
Walt Disney Co. (The)	1.06%
PepsiCo, Inc.	1.06%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
At a meeting held on December 8-10, 2025, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund will close to investments by new accounts after the close of business on January 6, 2026. The Fund will be liquidated on or about February 24, 2026.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
GLRE-AR-Y
Invesco MSCI World SRI Index Fund

Invesco MSCI World SRI Index Fund
Class R5: VSQFX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco MSCI World SRI Index Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco MSCI World SRI Index Fund (Class R5)	$20	0.19%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2025, global equity markets rose 22.64%, as represented by the MSCI All Country World Index (net). Despite geopolitical and policy uncertainties, investors rallied around company investments in artificial intelligence (AI), strong corporate earnings, economic growth and central banks’ easing of monetary policies. The Fund's exposure to the US averaged 69% for the year, which aided performance as US markets gained 21.45% realized by the S&P 500® Index.
• The Fund seeks to track the investment results (before fees and expenses) of the MSCI World SRI Index (Net) (the "Index").
• For the fiscal year ended October 31, 2025, Class R5 shares of the Fund returned 15.50%, which differed from the return of the Index, 15.33%, primarily due to fees and expenses that the Fund incurred during the period.
What contributed to performance?
Sector Allocations | Information technology, consumer discretionary, financials, and industrials.
Country Allocations | United States, Japan, and Canada.
Positions | NVIDIA Corp., a big tech company that develops and sells high-performance Graphics Processing Units and integrated systems, combined with a proprietary software platform, which serves as the foundational infrastructure for AI and data centers, and other specialized computing markets. The company has benefited greatly from surging AI demand and rise in supercomputers used for AI Research SuperCluster computers to train complex AI models.
What detracted from performance?
Sector Allocations | Health care, real estate, consumer staples, and energy.
Country Allocations | Denmark and Australia.
Positions | Novo Nordisk A/S, a Danish pharmaceutical company that develops and manufactures medications primarily focused on diabetes, rare blood disorders, and other endocrine diseases. The stock price plunged in December 2024 after reporting its new weight loss drug, CagriSema, missed expectations during trials. Investors had high hopes of the drug becoming the next evolution of obesity drugs.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (7/1/16)
Invesco MSCI World SRI Index Fund (Class R5)	15.50%	13.93%*	10.05%*
Custom Invesco MSCI World SRI Index (Net)	15.33%	13.74%	11.86%
MSCI World SRI Index (Net)	15.33%	13.74%	12.85%
MSCI World IndexSM (Net)	22.02%	15.58%	12.83%
The Custom Invesco MSCI World SRI Index (Net) is composed of the MSCI World IndexSM (Net) through June 30, 2020, and the MSCI World SRI Index (Net) thereafter.
Prior to June 29, 2020, the Fund was not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund prior to June 29, 2020 may have deviated significantly from the performance of the index(es).
*Amount includes the effect of the Adviser pay-in for an economic loss that occurred on July 31, 2024. Had the pay-in not been made, the total return would have been lower.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$7,427,050
Total number of portfolio holdings	351
Total advisory fees paid	$0
Portfolio turnover rate	29%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	10.35%
Tesla, Inc.	6.59%
Advanced Micro Devices, Inc.	2.14%
Home Depot, Inc. (The)	1.95%
ASML Holding N.V.	1.72%
Coca-Cola Co. (The)	1.46%
American Express Co.	1.07%
Lam Research Corp.	1.07%
Walt Disney Co. (The)	1.06%
PepsiCo, Inc.	1.06%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
At a meeting held on December 8-10, 2025, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund will close to investments by new accounts after the close of business on January 6, 2026. The Fund will be liquidated on or about February 24, 2026.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
GLRE-AR-R5
Invesco MSCI World SRI Index Fund

Invesco MSCI World SRI Index Fund
Class R6: VSQSX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Invesco MSCI World SRI Index Fund (the “Fund”) for the period November 1, 2024 to October 31, 2025. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco MSCI World SRI Index Fund (Class R6)	$20	0.19%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• During the fiscal year ended October 31, 2025, global equity markets rose 22.64%, as represented by the MSCI All Country World Index (net). Despite geopolitical and policy uncertainties, investors rallied around company investments in artificial intelligence (AI), strong corporate earnings, economic growth and central banks’ easing of monetary policies. The Fund's exposure to the US averaged 69% for the year, which aided performance as US markets gained 21.45% realized by the S&P 500® Index.
• The Fund seeks to track the investment results (before fees and expenses) of the MSCI World SRI Index (Net) (the "Index").
• For the fiscal year ended October 31, 2025, Class R6 shares of the Fund returned 15.44%, which differed from the return of the Index, 15.33%, primarily due to fees and expenses that the Fund incurred during the period.
What contributed to performance?
Sector Allocations | Information technology, consumer discretionary, financials, and industrials.
Country Allocations | United States, Japan, and Canada.
Positions | NVIDIA Corp., a big tech company that develops and sells high-performance Graphics Processing Units and integrated systems, combined with a proprietary software platform, which serves as the foundational infrastructure for AI and data centers, and other specialized computing markets. The company has benefited greatly from surging AI demand and rise in supercomputers used for AI Research SuperCluster computers to train complex AI models.
What detracted from performance?
Sector Allocations | Health care, real estate, consumer staples, and energy.
Country Allocations | Denmark and Australia.
Positions | Novo Nordisk A/S, a Danish pharmaceutical company that develops and manufactures medications primarily focused on diabetes, rare blood disorders, and other endocrine diseases. The stock price plunged in December 2024 after reporting its new weight loss drug, CagriSema, missed expectations during trials. Investors had high hopes of the drug becoming the next evolution of obesity drugs.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception (7/1/16)
Invesco MSCI World SRI Index Fund (Class R6)	15.44%	13.92%*	10.04%*
Custom Invesco MSCI World SRI Index (Net)	15.33%	13.74%	11.86%
MSCI World SRI Index (Net)	15.33%	13.74%	12.85%
MSCI World IndexSM (Net)	22.02%	15.58%	12.83%
The Custom Invesco MSCI World SRI Index (Net) is composed of the MSCI World IndexSM (Net) through June 30, 2020, and the MSCI World SRI Index (Net) thereafter.
Prior to June 29, 2020, the Fund was not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund prior to June 29, 2020 may have deviated significantly from the performance of the index(es).
*Amount includes the effect of the Adviser pay-in for an economic loss that occurred on July 31, 2024. Had the pay-in not been made, the total return would have been lower.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of October 31, 2025)
Fund net assets	$7,427,050
Total number of portfolio holdings	351
Total advisory fees paid	$0
Portfolio turnover rate	29%
What Comprised The Fund's Holdings?
(as of October 31, 2025)
Top ten holdings*
(% of net assets)
NVIDIA Corp.	10.35%
Tesla, Inc.	6.59%
Advanced Micro Devices, Inc.	2.14%
Home Depot, Inc. (The)	1.95%
ASML Holding N.V.	1.72%
Coca-Cola Co. (The)	1.46%
American Express Co.	1.07%
Lam Research Corp.	1.07%
Walt Disney Co. (The)	1.06%
PepsiCo, Inc.	1.06%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since October 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
At a meeting held on December 8-10, 2025, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund will close to investments by new accounts after the close of business on January 6, 2026. The Fund will be liquidated on or about February 24, 2026.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.
GLRE-AR-R6
Invesco MSCI World SRI Index Fund

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics (the "Code") that applies to the Registrant's Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"). This Code is filed as an exhibit to this report on Form N-CSR under Item 19(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended October 31, 2025.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee: Anthony J. LaCava, Jr. and James Liddy. Each of these audit committee financial experts is "independent" within the meaning of that term as used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year Ended 2025	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year Ended 2024
Audit Fees	$ 414,511	$ 387,628
Audit-Related Fees(1)	$ 17,168	$ 6,996
Tax Fees(2)	$ 253,197	$ 211,007
All Other Fees	$ 0	$ 0
Total Fees	$ 684,876	$ 605,631
(1)	Audit-Related Fees for the fiscal years ended 2025 and 2024 includes fees billed for reviewing regulatory filings.
(2)

Tax Fees for the fiscal years ended 2025 and 2024 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year Ended 2025 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year Ended 2024 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$ 1,161,000	$ 1,134,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$ 1,161,000	$ 1,134,000

(1) Audit-Related Fees for the fiscal years ended 2025 and 2024 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval.  These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service.  The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds.  Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Fund.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings.  Such delegation does not preclude the Chair or Vice Chair from declining, on a case-by-case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

·	Management functions;
·	Human resources;
·	Broker-dealer, investment adviser, or investment banking services;
·	Legal services;
·	Expert services unrelated to the audit;
·	Any service or product provided for a contingent fee or a commission;
·	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
·	Tax services for persons in financial reporting oversight roles at the Fund; and
·	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

·	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
·	Financial information systems design and implementation;
·	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
·	Actuarial services; and
·	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)  In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,737,000 for the fiscal year ended October 31, 2025 and $6,466,000 for the fiscal year ended October 31, 2024. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $8,151,197 for the fiscal year ended October 31, 2025 and $7,811,007 for the fiscal year ended October 31, 2024.

PwC provided audit services to the Investment Company complex of approximately $35 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(i) Not applicable.

(j) Not applicable.

1	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Investments in securities of unaffiliated issuers is filed under Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Annual Financial Statements and Other Information
October 31, 2025
Invesco Advantage International Fund
Nasdaq:
A: QMGAX ■ C: QMGCX ■ R: QMGRX ■ Y: QMGYX ■ R5: GMAGX ■ R6: QMGIX

2	Schedule of Investments
8	Financial Statements
11	Financial Highlights
12	Notes to Financial Statements
22	Report of Independent Registered Public Accounting Firm
23	Approval of Investment Advisory and Sub-Advisory Contracts
25	Tax Information
26	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
October 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–81.54%
Australia–1.17%
BHP Group Ltd.	3,284	$93,621
Commonwealth Bank of Australia	423	47,463
Fortescue Ltd.	2,021	28,107
Glencore PLC(a)	9,641	46,186
Rio Tinto Ltd.	1,431	124,248
Rio Tinto PLC	1,179	84,994
Telstra Group Ltd.	31,565	100,845
Transurban Group	6,020	56,959
Wesfarmers Ltd.	758	41,604
Westpac Banking Corp.	483	12,222
Woolworths Group Ltd.	2,396	44,515
		680,764
Belgium–0.54%
Anheuser-Busch InBev S.A./N.V.	4,321	263,483
KBC Group N.V.	421	50,650
		314,133
Brazil–2.05%
Ambev S.A.	34,400	81,269
B3 S.A. - Brasil, Bolsa, Balcao	16,300	38,357
Banco Bradesco S.A., Preference Shares	41,300	139,408
Banco BTG Pactual S.A., Series CPO	1,500	13,612
Banco do Brasil S.A.	39,300	159,977
Banco Santander Brasil S.A., Series CPO	3,000	17,364
BB Seguridade Participacoes S.A.	3,200	19,539
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	800	19,603
Embraer S.A.	900	14,552
Gerdau S.A., Preference Shares	28,200	99,277
Itau Unibanco Holding S.A., Preference Shares	5,400	39,587
Itausa S.A., Preference Shares	30,600	66,263
Localiza Rent a Car S.A.	4,000	29,324
Petroleo Brasileiro S.A., Preference Shares	11,800	65,252
Telefonica Brasil S.A.	7,400	44,070
TIM S.A.	12,200	55,082
Vale S.A.	22,400	271,717
WEG S.A.	1,600	12,521
		1,186,774
Chile–0.25%
Banco de Chile	72,261	12,672
Cencosud S.A.	5,039	15,608
Empresas COPEC S.A.	2,498	17,844
Enel Americas S.A.	446,228	42,187
LATAM Airlines Group S.A.(a)	2,601,777	59,130
		147,441
China–12.94%
Agricultural Bank of China Ltd., H Shares	50,000	38,144
Akeso, Inc.(a)(b)	1,000	14,561
Shares		Value
China–(continued)
Alibaba Group Holding Ltd.	51,100	$1,087,343
Aluminum Corp. of China Ltd., H Shares	26,000	33,059
Anhui Conch Cement Co. Ltd., H Shares	5,500	16,398
ANTA Sports Products Ltd.	3,200	33,402
Baidu, Inc., A Shares(a)	15,900	240,666
Bank of China Ltd., H Shares	646,000	365,793
Bank of Communications Co. Ltd., H Shares	122,000	108,373
Beijing Enterprises Holdings Ltd.	3,000	13,164
BOC Hong Kong (Holdings) Ltd.	10,500	51,594
BYD Co. Ltd., H Shares	8,400	108,528
BYD Electronic International Co. Ltd.	2,000	9,389
China CITIC Bank Corp. Ltd., H Shares	53,000	50,568
China Coal Energy Co. Ltd., H Shares	12,000	16,904
China Construction Bank Corp., H Shares	734,000	726,690
China Everbright Bank Co. Ltd., H Shares	20,000	8,205
China Hongqiao Group Ltd.	38,000	144,278
China Life Insurance Co. Ltd., H Shares	9,000	28,381
China Mengniu Dairy Co. Ltd.	6,000	10,918
China Merchants Bank Co. Ltd., H Shares	11,500	72,088
China Minsheng Banking Corp. Ltd., H Shares	53,500	27,409
China Overseas Land & Investment Ltd.	31,000	52,024
China Pacific Insurance (Group) Co. Ltd., H Shares	9,200	37,297
China Petroleum & Chemical Corp., H Shares	66,000	35,106
China Resources Beer (Holdings) Co. Ltd.	3,500	11,972
China Resources Land Ltd.	12,000	43,355
China Resources Power Holdings Co. Ltd.	6,000	14,348
China Taiping Insurance Holdings Co. Ltd.	4,400	10,008
China Tower Corp. Ltd., H Shares(b)	10,500	15,169
Chongqing Rural Commercial Bank Co. Ltd., H Shares	18,000	14,803
CITIC Ltd.	35,000	54,097
CMOC Group Ltd., H Shares	9,000	19,485
COSCO SHIPPING Holdings Co. Ltd., H Shares	17,500	30,349
CSPC Pharmaceutical Group Ltd.	74,640	73,520
ENN Energy Holdings Ltd.	1,800	15,684
Full Truck Alliance Co. Ltd., ADR	833	10,829
Geely Automobile Holdings Ltd.	25,000	59,308
Great Wall Motor Co. Ltd.	14,000	27,078
Guangdong Investment Ltd.	14,000	13,300
Haier Smart Home Co. Ltd., H Shares	16,400	53,331
Huatai Securities Co. Ltd., H Shares(b)	3,600	9,051
Industrial & Commercial Bank of China Ltd., H Shares	577,000	447,059
Innovent Biologics, Inc.(a)(b)	1,000	11,218
JD Logistics, Inc.(a)(b)	8,400	13,694
JD.com, Inc., A Shares	24,616	406,410
Jiangxi Copper Co. Ltd., H Shares	3,000	12,517
KE Holdings, Inc., ADR	2,147	36,606
Kingdee International Software Group Co. Ltd.(a)	9,000	16,980
Kingsoft Corp. Ltd.	4,800	20,924
Kuaishou Technology(b)	14,200	131,837
Kunlun Energy Co. Ltd.	16,000	14,707
Lenovo Group Ltd.	20,000	29,177
Li Ning Co. Ltd.	12,000	26,091
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Advantage International Fund

Shares		Value
China–(continued)
Longfor Group Holdings Ltd.(b)	14,000	$17,293
Meituan, B Shares(a)(b)	19,200	252,725
Midea Group Co. Ltd.	8,600	92,960
NetEase, Inc.	6,500	182,395
New China Life Insurance Co. Ltd., H Shares	7,000	44,237
New Oriental Education & Technology Group, Inc.(a)	4,200	25,115
PDD Holdings, Inc., ADR(a)	4,650	627,145
PetroChina Co. Ltd., H Shares	64,000	66,158
PICC Property & Casualty Co. Ltd., H Shares	8,000	18,900
Ping An Insurance (Group) Co. of China Ltd., H Shares	19,500	140,874
Pop Mart International Group Ltd.(b)	1,600	45,512
Postal Savings Bank of China Co. Ltd., H Shares(b)	41,000	28,889
Shenzhou International Group Holdings Ltd.	2,000	17,264
Sino Biopharmaceutical Ltd.	51,000	46,457
Sinotruk Hong Kong Ltd.	4,500	15,034
SITC International Holdings Co. Ltd.	4,000	14,759
Tencent Holdings Ltd.	4,500	365,525
Tencent Music Entertainment Group, ADR	3,506	78,254
Trip.com Group Ltd.	1,650	116,113
Vipshop Holdings Ltd., ADR	3,287	57,490
Want Want China Holdings Ltd.	40,000	25,849
Weichai Power Co. Ltd., H Shares	10,000	20,663
WuXi AppTec Co. Ltd., H Shares(b)	1,300	18,165
Wuxi Biologics (Cayman), Inc.(a)(b)	14,500	67,629
XPeng, Inc.(a)	1,900	22,135
Yum China Holdings, Inc.	307	13,281
Zijin Mining Group Co. Ltd., H Shares	14,000	57,918
ZTE Corp., H Shares	3,000	12,672
ZTO Express (Cayman), Inc., ADR	1,972	36,659
		7,501,259
Colombia–0.15%
Grupo Cibest S.A., Preference Shares	5,784	84,479
Czech Republic–0.03%
CEZ A.S.	263	16,106
Denmark–0.27%
Danske Bank A/S	1,221	54,570
Novo Nordisk A/S, Class B	2,114	104,076
		158,646
Finland–0.63%
Kone OYJ, Class B	758	50,644
Nokia OYJ	20,808	141,938
Nordea Bank Abp	8,126	139,010
Sampo OYJ	2,947	32,848
		364,440
France–7.74%
Air Liquide S.A.	1,315	254,504
AXA S.A.	2,865	124,308
BNP Paribas S.A.	2,771	214,636
Capgemini SE	126	19,384
Cie de Saint-Gobain S.A.	1,644	159,570
Cie Generale des Etablissements Michelin S.C.A.	631	20,158
Credit Agricole S.A.	2,821	50,923
Danone S.A.	1,738	153,494
Shares		Value
France–(continued)
ENGIE S.A.	6,717	$157,265
EssilorLuxottica S.A.	3,335	1,221,339
Hermes International S.C.A.	48	118,774
Kering S.A.	94	33,381
Legrand S.A.	88	15,197
Orange S.A.	6,294	100,681
Safran S.A.	940	333,999
Sartorius Stedim Biotech	1,785	426,917
Societe Generale S.A.	6,717	425,996
Thales S.A.	1,033	294,563
Veolia Environnement S.A.	1,516	50,099
Vinci S.A.	2,348	313,966
		4,489,154
Germany–7.29%
adidas AG	37	6,996
Allianz SE	613	246,329
BASF SE	329	16,233
Bayer AG	1,642	51,074
Bayerische Motoren Werke AG	112	10,443
Deutsche Bank AG	4,556	163,106
Deutsche Boerse AG	329	83,316
Deutsche Post AG	842	38,687
Deutsche Telekom AG	12,682	392,827
E.ON SE	5,448	101,367
Hannover Rueck SE	48	13,703
Henkel AG & Co. KGaA, Preference Shares	149	12,071
Infineon Technologies AG	394	15,639
Mercedes-Benz Group AG	1,362	88,373
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class R	188	116,314
Rheinmetall AG	469	921,953
RWE AG	1,810	89,107
SAP SE	2,114	549,793
Siemens AG	1,644	465,905
Siemens Energy AG, Class A(a)	6,482	807,562
Volkswagen AG, Preference Shares	329	34,261
		4,225,059
Greece–0.59%
Eurobank Ergasias Services and Holdings S.A.	58,667	220,682
Hellenic Telecommunications Organization S.A.	745	13,990
National Bank of Greece S.A.	4,864	71,494
OPAP S.A.	1,797	37,151
		343,317
Hong Kong–0.98%
AIA Group Ltd.	7,000	68,115
CK Hutchison Holdings Ltd.	4,500	29,842
Guming Holdings Ltd.(a)	22,400	65,500
Hang Seng Bank Ltd.	1,200	23,394
Hong Kong Exchanges & Clearing Ltd.	4,100	223,462
Prudential PLC	6,529	90,806
Sun Hung Kai Properties Ltd.	5,500	66,928
		568,047
Hungary–0.32%
MOL Hungarian Oil & Gas PLC	1,139	10,020
OTP Bank Nyrt.	1,832	174,874
		184,894
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Advantage International Fund

Shares		Value
Indonesia–0.58%
PT Astra International Tbk	341,700	$126,348
PT Bank Central Asia Tbk	62,200	31,846
PT Bank Negara Indonesia (Persero) Tbk	53,400	14,035
PT Bank Rakyat Indonesia (Persero) Tbk	67,700	16,195
PT GoTo Gojek Tokopedia Tbk(a)	3,168,900	11,384
PT Telkom Indonesia (Persero) Tbk	562,900	108,885
PT United Tractors Tbk	18,900	30,559
		339,252
Italy–2.06%
Assicurazioni Generali S.p.A.	2,063	79,417
Enel S.p.A.	26,680	269,889
Eni S.p.A.	1,516	27,954
Ferrari N.V.	42	16,819
Intesa Sanpaolo S.p.A.	39,408	253,998
Poste Italiane S.p.A.(b)	2,442	58,876
UniCredit S.p.A.	6,623	490,411
		1,197,364
Japan–9.04%
AEON Co. Ltd.	4,500	71,175
Bridgestone Corp.	2,000	87,310
Canon, Inc.	900	25,846
Central Japan Railway Co.	1,200	29,378
Chugai Pharmaceutical Co. Ltd.	400	18,307
Dai-ichi Life Holdings, Inc.	3,100	21,759
Daiwa House Industry Co. Ltd.	2,000	67,856
Denso Corp.	1,600	22,355
East Japan Railway Co.	2,400	58,620
FANUC Corp.	300	10,011
Fujitsu Ltd.	4,700	122,484
Hitachi Ltd.	5,500	187,874
Honda Motor Co. Ltd.	1,300	13,139
Hoya Corp.	400	64,973
Japan Post Bank Co. Ltd.	3,100	34,736
Japan Post Holdings Co. Ltd.	5,700	53,415
Japan Tobacco, Inc.	2,700	94,049
KDDI Corp.	4,700	74,920
Komatsu Ltd.	2,800	93,663
LY Corp.	14,300	42,021
Mitsubishi Corp.	3,200	76,840
Mitsubishi Electric Corp.	6,700	190,230
Mitsubishi Estate Co. Ltd.	1,700	36,026
Mitsubishi Heavy Industries Ltd.	21,300	643,040
Mitsubishi UFJ Financial Group, Inc.	20,800	314,190
Mitsui & Co. Ltd.	1,700	41,806
Mitsui Fudosan Co. Ltd.	2,200	22,907
Mizuho Financial Group, Inc.	5,470	183,220
MS&AD Insurance Group Holdings, Inc.	700	14,430
Murata Manufacturing Co. Ltd.	1,500	32,341
Nintendo Co. Ltd.	6,000	511,739
NTT, Inc.	33,300	34,274
ORIX Corp.	900	22,016
Otsuka Holdings Co. Ltd.	500	27,212
Panasonic Holdings Corp.	10,600	123,164
Recruit Holdings Co. Ltd.	2,800	138,846
Renesas Electronics Corp.	900	11,115
Seven & i Holdings Co. Ltd.	4,200	53,423
Shin-Etsu Chemical Co. Ltd.	1,100	33,065
Shares		Value
Japan–(continued)
SoftBank Corp.	37,600	$53,430
SoftBank Group Corp.	400	70,187
Sompo Holdings, Inc.	2,400	73,141
Sony Financial Group, Inc.(a)	25,500	25,713
Sony Group Corp.	25,900	721,304
Sumitomo Corp.	1,100	32,000
Sumitomo Mitsui Financial Group, Inc.	7,300	197,639
Suzuki Motor Corp.	5,700	85,095
Takeda Pharmaceutical Co. Ltd.	1,138	30,712
Tokio Marine Holdings, Inc.	600	22,376
Tokyo Electron Ltd.	200	44,094
Toyota Industries Corp.	400	43,481
Toyota Motor Corp.	6,700	136,594
		5,239,541
Luxembourg–0.11%
ArcelorMittal S.A.	1,684	64,289
Malaysia–0.53%
Axiata Group Bhd.	50,700	30,403
IHH Healthcare Bhd.	28,900	56,902
Malayan Banking Bhd.	13,000	30,638
MISC Bhd.	19,300	35,893
Petronas Chemicals Group Bhd.	17,700	16,464
Public Bank Bhd.	30,100	30,302
RHB Bank Bhd.	20,000	32,333
Telekom Malaysia Bhd.	26,600	46,357
Tenaga Nasional Bhd.	4,600	14,574
TIME dotCom Bhd.	12,400	14,117
		307,983
Mexico–1.05%
America Movil S.A.B. de C.V., Class B	127,300	145,194
Arca Continental S.A.B. de C.V.	2,900	28,088
CEMEX S.A.B. de C.V., Series CPO	70,200	71,339
Fomento Economico Mexicano, S.A.B. de C.V., Series CPO	13,900	131,125
Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B	350	10,587
Grupo Carso S.A.B. de C.V., Series A1	2,100	15,009
Grupo Financiero Banorte S.A.B. de C.V., Class O	12,600	118,584
Grupo Financiero Inbursa S.A.B. de C.V., Class O	9,900	24,043
Industrias Penoles S.A.B. de C.V.(a)	700	28,978
Wal-Mart de Mexico S.A.B. de C.V., Series V	10,273	33,962
		606,909
Netherlands–1.49%
Adyen N.V.(a)(b)	47	80,534
ASML Holding N.V.	141	149,081
EXOR N.V.	88	7,626
Heineken Holding N.V.	102	6,888
ING Groep N.V.	6,435	160,680
Koninklijke Ahold Delhaize N.V.	3,241	132,621
Koninklijke Philips N.V.	335	9,177
NXP Semiconductors N.V.	84	17,566
Prosus N.V.(a)	2,959	204,522
Universal Music Group N.V.	2,694	72,258
Wolters Kluwer N.V.	175	21,453
		862,406
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Advantage International Fund

Shares		Value
Peru–0.02%
Credicorp Ltd.	44	$11,484
Philippines–0.06%
Ayala Land, Inc.	109,100	36,853
Poland–0.22%
Bank Polska Kasa Opieki S.A.	1,227	62,824
Dino Polska S.A.(a)(b)	1,402	16,746
ORLEN S.A.	517	14,013
Powszechna Kasa Oszczednosci Bank Polski S.A.	920	18,863
Powszechny Zaklad Ubezpieczen S.A.	920	14,710
		127,156
Russia–0.00%
Sberbank of Russia PJSC(a)(c)	9,800	0
Tatneft PJSC(a)(c)	1,980	0
VTB Bank PJSC(a)(c)	1,943	0
		0
Singapore–1.43%
DBS Group Holdings Ltd.	3,100	128,348
Oversea-Chinese Banking Corp. Ltd.	6,300	82,413
Sea Ltd., ADR(a)	2,959	462,344
Singapore Telecommunications Ltd.	30,800	100,532
United Overseas Bank Ltd.	2,200	58,514
		832,151
South Africa–1.06%
Absa Group Ltd.	5,434	60,719
Anglo American PLC	335	12,674
Bid Corp. Ltd.	570	14,110
Capitec Bank Holdings Ltd.	88	19,470
FirstRand Ltd.	3,067	14,556
Gold Fields Ltd.	4,689	180,789
Harmony Gold Mining Co. Ltd.	1,709	28,435
Impala Platinum Holdings Ltd.	892	9,560
Naspers Ltd.	1,315	92,360
Nedbank Group Ltd.	3,155	43,011
Sanlam Ltd.	10,780	56,569
Shoprite Holdings Ltd.	1,358	22,715
Standard Bank Group Ltd.	4,119	60,569
		615,537
South Korea–2.79%
NAVER Corp.	88	16,493
Samsung Biologics Co. Ltd.(a)(b)	14	11,998
Samsung Electronics Co. Ltd.	11,132	837,974
SK hynix, Inc.	1,926	749,394
		1,615,859
Spain–3.30%
Aena S.M.E. S.A.(b)	2,865	77,817
Amadeus IT Group S.A.	1,221	93,334
Banco Bilbao Vizcaya Argentaria S.A.(d)	20,010	403,123
Banco Santander S.A.(d)	60,828	619,848
CaixaBank S.A.(d)	10,334	109,228
Endesa S.A.	1,768	63,383
Iberdrola S.A.	24,613	498,813
Telefonica S.A.	9,725	49,317
		1,914,863
Shares		Value
Sweden–2.11%
Hexagon AB, Class B	1,221	$14,883
Investor AB, Class B(d)	1,137	37,438
Skandinaviska Enskilda Banken AB, Class A	446	8,514
Spotify Technology S.A.(a)	1,455	953,491
Svenska Handelsbanken AB, Class A	3,326	43,402
Swedbank AB, Class A	1,810	54,953
Telefonaktiebolaget LM Ericsson, Class B	7,830	79,442
Volvo AB, Class B	1,137	31,148
		1,223,271
Switzerland–2.10%
ABB Ltd.	505	37,546
Chocoladefabriken Lindt & Spruengli AG, PC	12	184,468
Geberit AG	16	11,696
Lonza Group AG	23	15,882
Partners Group Holding AG	10	12,246
Roche Holding AG	940	304,485
Schindler Holding AG, PC	234	83,351
Swisscom AG	94	68,857
UBS Group AG(a)	1,926	73,699
Zurich Insurance Group AG	611	424,933
		1,217,163
Taiwan–6.43%
Advantech Co. Ltd.	1,000	10,157
Asustek Computer, Inc.	7,000	158,141
Catcher Technology Co. Ltd.	12,000	77,379
Cheng Shin Rubber Industry Co. Ltd.	24,000	24,880
China Steel Corp.	19,000	11,465
Chunghwa Telecom Co. Ltd., ADR	6,623	282,007
CTBC Financial Holding Co. Ltd.	63,000	85,559
Delta Electronics, Inc.	1,000	32,164
E.Sun Financial Holding Co. Ltd.	10,634	10,272
Evergreen Marine Corp. Taiwan Ltd.	26,800	168,120
Far Eastern New Century Corp.	74,000	63,680
Far EasTone Telecommunications Co. Ltd.(a)	14,000	42,044
First Financial Holding Co. Ltd.	22,397	20,775
Formosa Chemicals & Fibre Corp.	56,000	52,990
Hon Hai Precision Industry Co. Ltd.	110,000	914,912
Hon. Precision, Inc.	175	14,254
Hua Nan Financial Holdings Co. Ltd.	43,992	41,739
Largan Precision Co. Ltd.	1,000	71,774
MediaTek, Inc.	3,000	127,228
Nan Ya Plastics Corp.	63,000	84,773
Pegatron Corp.	47,000	113,072
President Chain Store Corp.	2,000	15,488
Realtek Semiconductor Corp.	4,000	66,795
Shanghai Commercial & Savings Bank Ltd. (The)	16,000	20,597
Synnex Technology International Corp.	6,000	11,061
Taiwan Cooperative Financial Holding Co. Ltd.	21,488	16,607
Taiwan High Speed Rail Corp.	10,000	8,888
Taiwan Mobile Co. Ltd.	35,000	124,560
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,402	421,203
TCC Group Holdings Co. Ltd.	62,000	44,483
Uni-President Enterprises Corp.	20,000	51,098
United Microelectronics Corp., ADR	23,882	184,130
Wan Hai Lines Ltd.	19,000	50,695
WPG Holdings Ltd.	5,000	9,779
Yageo Corp.	25,776	207,467
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Advantage International Fund

Shares		Value
Taiwan–(continued)
Yang Ming Marine Transport Corp.	41,000	$76,492
Yuanta Financial Holding Co. Ltd.	8,274	9,264
		3,725,992
Turkey–0.62%
Akbank T.A.S.	21,034	30,371
Aselsan Elektronik Sanayi Ve Ticaret A.S.	6,617	31,990
BIM Birlesik Magazalar A.S.	1,709	21,885
Eregli Demir ve Celik Fabrikalari T.A.S.	61,744	40,311
Turk Hava Yollari AO	15,600	108,024
Turkiye Garanti Bankasi A.S.	5,083	16,235
Turkiye Is Bankasi A.S., Class C	166,432	49,955
Turkiye Petrol Rafinerileri A.S.	9,509	44,636
Yapi Ve Kredi Bankasi A.S.(a)	18,098	14,438
		357,845
United Kingdom–8.51%
3i Group PLC	2,584	149,538
AngloGold Ashanti PLC	2,255	154,611
AstraZeneca PLC	463	76,371
BAE Systems PLC	15,876	391,081
Barclays PLC	40,629	217,918
British American Tobacco PLC	7,046	360,864
Coca-Cola Europacific Partners PLC	631	56,052
Compass Group PLC	6,811	225,443
Haleon PLC	4,841	22,512
HSBC Holdings PLC	53,265	745,680
Imperial Brands PLC	5,026	199,705
Lloyds Banking Group PLC	157,541	184,715
London Stock Exchange Group PLC	589	73,405
National Grid PLC	10,850	162,686
NatWest Group PLC	27,572	212,263
Reckitt Benckiser Group PLC	2,366	180,973
RELX PLC	4,510	199,326
Rolls-Royce Holdings PLC	49,320	758,975
Shell PLC	7,985	299,353
SSE PLC	372	9,372
Standard Chartered PLC	6,811	139,811
Tesco PLC	6,104	36,836
Unilever PLC	799	47,943
Vodafone Group PLC	25,007	30,273
		4,935,706
United States–3.08%
A.P. Moller - Maersk A/S, Class B(d)	48	98,684
Shares		Value
United States–(continued)
Amrize Ltd.(a)	3,100	$160,704
ARM Holdings PLC, ADR(a)	295	50,097
Atlassian Corp., Class A(a)	611	103,516
BP PLC	9,582	56,139
CRH PLC	210	24,809
Experian PLC	421	19,638
Ferrovial SE	1,410	86,524
GSK PLC	3,382	79,184
Holcim AG(a)	3,100	275,594
JBS N.V., BDR(a)	4,864	64,634
Novartis AG	3,382	418,562
Sanofi S.A.	1,010	102,174
Swiss Re AG	1,362	248,704
		1,788,963
Total Common Stocks & Other Equity Interests (Cost $38,306,503)		47,285,100
Preferred Stocks–0.01%
Multinational–0.01%
Harambee Re Ltd., Pfd.(c)	3	639
Viribus Re Ltd., Pfd.(c)	29,303	2,455
Total Preferred Stocks (Cost $30,046)		3,094
Money Market Funds–17.44%
Invesco Government & Agency Portfolio, Institutional Class, 4.06%(e)(f)	3,539,565	3,539,565
Invesco Treasury Portfolio, Institutional Class, 3.96%(e)(f)	6,573,462	6,573,462
Total Money Market Funds (Cost $10,113,027)		10,113,027
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-98.99% (Cost $48,449,576)		57,401,221
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.43%
Invesco Private Government Fund, 4.13%(e)(f)(g)	391,293	391,293
Invesco Private Prime Fund, 4.30%(e)(f)(g)	1,017,136	1,017,441
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,408,752)		1,408,734
TOTAL INVESTMENTS IN SECURITIES—101.42% (Cost $49,858,328)		58,809,955
OTHER ASSETS LESS LIABILITIES–(1.42)%		(822,688)
NET ASSETS–100.00%		$57,987,267
Investment Abbreviations:
ADR	– American Depositary Receipt
BDR	– Brazilian Depositary Receipt
CPO	– Certificates of Ordinary Participation
PC	– Participation Certificate
Pfd.	– Preferred
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Advantage International Fund

Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
October 31, 2025 was $871,714, which represented 1.50% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)	All or a portion of this security was out on loan at October 31, 2025.
(e)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,261,715	$8,918,927	$(7,641,077)	$-	$-	$3,539,565	$101,523
Invesco Treasury Portfolio, Institutional Class	4,200,310	16,563,723	(14,190,571)	-	-	6,573,462	186,782
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	1,626,542	(1,235,249)	-	-	391,293	1,792*
Invesco Private Prime Fund	-	4,009,349	(2,991,866)	(18)	(24)	1,017,441	4,847*
Total	$6,462,025	$31,118,541	$(26,058,763)	$(18)	$(24)	$11,521,761	$294,944

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Currency Risk
Canadian Dollar	64	December-2025	$4,576,960	$(59,769)	$(59,769)
Equity Risk
S&P/TSX 60 Index	18	December-2025	4,572,928	102,892	102,892
Total Futures Contracts				$43,123	$43,123

(a)	Futures contracts collateralized by $320,180 cash held with Merrill Lynch International, the futures commission merchant.

Open Over-The-Counter Total Return Swap Agreements(a)
Counterparty	Pay/ Receive	Reference Entity	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Equity Risk
Citibank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	(4.81)%	Monthly	45	November—2025	USD	122,648	$—	$(576)	$(576)
Citibank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	(5.05)	Monthly	103	January—2026	USD	280,729	—	(1,318)	(1,318)
Citibank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	(4.71)	Monthly	127	November—2025	USD	346,141	—	(1,624)	(1,624)
Citibank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	(4.74)	Monthly	242	January—2026	USD	659,576	—	(3,095)	(3,095)
Citibank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	(5.09)	Monthly	1,048	January—2026	USD	2,882,576	—	(39,635)	(39,635)
Total — Total Return Swap Agreements									$—	$(46,248)	$(46,248)

(a) The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Advantage International Fund

Statement of Assets and Liabilities
October 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost $38,336,549)*	$47,288,194
Investments in affiliated money market funds, at value (Cost $11,521,779)	11,521,761
Other investments:
Variation margin receivable — futures contracts	1,057
Deposits with brokers:
Cash collateral — exchange-traded futures contracts	320,180
Cash	49,615
Foreign currencies, at value (Cost $84,207)	82,938
Receivable for:
Investments sold	44,124
Fund shares sold	36,607
Dividends	173,051
Foreign withholding tax claims	591
Interest	389
Investment for trustee deferred compensation and retirement plans	24,808
Other assets	53,499
Total assets	59,596,814
Liabilities:
Other investments:
Swaps payable — OTC	3,681
Unrealized depreciation on swap agreements—OTC	46,248
Payable for:
Fund shares reacquired	38,111
Collateral upon return of securities loaned	1,408,752
Accrued fees to affiliates	15,924
Accrued trustees’ and officers’ fees and benefits	1,215
Accrued other operating expenses	70,808
Trustee deferred compensation and retirement plans	24,808
Total liabilities	1,609,547
Net assets applicable to shares outstanding	$57,987,267
Net assets consist of:
Shares of beneficial interest	$47,887,232
Distributable earnings	10,100,035
$57,987,267
Net Assets:
Class A	$34,414,315
Class C	$4,765,871
Class R	$6,079,179
Class Y	$3,532,224
Class R5	$13,300
Class R6	$9,182,378
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,547,861
Class C	370,907
Class R	457,288
Class Y	257,755
Class R5	974
Class R6	668,460
Class A:
Net asset value per share	$13.51
Maximum offering price per share (Net asset value of $13.51 ÷ 94.50%)	$14.30
Class C:
Net asset value and offering price per share	$12.85
Class R:
Net asset value and offering price per share	$13.29
Class Y:
Net asset value and offering price per share	$13.70
Class R5:
Net asset value and offering price per share	$13.66
Class R6:
Net asset value and offering price per share	$13.74

*	At October 31, 2025, securities with an aggregate value of $1,173,150 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Advantage International Fund

Statement of Operations
For the year ended October 31, 2025
Investment income:
Interest	$31,426
Dividends (net of foreign withholding taxes of $142,324)	1,134,082
Dividends from affiliated money market funds (includes net securities lending income of $3,331)	291,636
Foreign withholding tax claims	11,559
Total investment income	1,468,703
Expenses:
Advisory fees	198,175
Administrative services fees	5,485
Custodian fees	27,296
Distribution fees:
Class A	51,611
Class C	36,293
Class R	24,670
Transfer agent fees — A, C, R and Y	44,904
Transfer agent fees — R5	3
Transfer agent fees — R6	2,361
Trustees’ and officers’ fees and benefits	21,592
Registration and filing fees	81,094
Reports to shareholders	13,756
Professional services fees	79,648
Other	45,559
Total expenses	632,447
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(148,968)
Net expenses	483,479
Net investment income	985,224
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	2,635,414
Affiliated investment securities	(24)
Foreign currencies	4,703
Forward foreign currency contracts	1,313
Futures contracts	583,059
Swap agreements	186,559
3,411,024
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	4,980,349
Affiliated investment securities	(18)
Foreign currencies	3,462
Futures contracts	39,527
Swap agreements	88,264
5,111,584
Net realized and unrealized gain	8,522,608
Net increase in net assets resulting from operations	$9,507,832
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Advantage International Fund

Statement of Changes in Net Assets
For the years ended October 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$985,224	$907,076
Net realized gain	3,411,024	697,271
Change in net unrealized appreciation	5,111,584	2,945,640
Net increase in net assets resulting from operations	9,507,832	4,549,987
Distributions to shareholders from distributable earnings:
Class A	(654,803)	(762,544)
Class C	(114,838)	(134,768)
Class R	(174,035)	(213,318)
Class Y	(51,376)	(88,402)
Class R5	(481)	(558)
Class R6	(326,197)	(367,859)
Total distributions from distributable earnings	(1,321,730)	(1,567,449)
Share transactions–net:
Class A	14,343,143	(373,213)
Class C	950,639	(63,802)
Class R	732,325	(105,805)
Class Y	1,955,791	(504,755)
Class R6	(179,686)	378,223
Net increase (decrease) in net assets resulting from share transactions	17,802,212	(669,352)
Net increase in net assets	25,988,314	2,313,186
Net assets:
Beginning of year	31,998,953	29,685,767
End of year	$57,987,267	$31,998,953
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Advantage International Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/25	$11.25	$0.30	$2.43	$2.73	$(0.47)	$—	$(0.47)	$13.51	25.37%(d)	$34,414	1.16%(d)	1.55%(d)	2.47%(d)	132%
Year ended 10/31/24	10.25	0.31	1.23	1.54	(0.54)	—	(0.54)	11.25	15.61 (d)	15,506	1.06 (d)	1.95 (d)	2.88 (d)	156
Year ended 10/31/23	10.06	0.39	(0.20)	0.19	—	—	—	10.25	1.89 (d)	14,417	0.83 (d)	1.84 (d)	3.65 (d)	196
Year ended 10/31/22	13.37	0.32	(2.00)	(1.68)	(0.14)	(1.49)	(1.63)	10.06	(14.27)(d)	12,412	0.83 (d)	1.87 (d)	2.85 (d)	157
Year ended 10/31/21	10.83	0.25	2.30	2.55	—	(0.01)	(0.01)	13.37	23.54 (d)	12,502	0.87 (d)	2.27 (d)	1.89 (d)	141
Class C
Year ended 10/31/25	10.73	0.20	2.32	2.52	(0.40)	—	(0.40)	12.85	24.43	4,766	1.91	2.31	1.72	132
Year ended 10/31/24	9.78	0.22	1.18	1.40	(0.45)	—	(0.45)	10.73	14.79	3,104	1.81	2.72	2.13	156
Year ended 10/31/23	9.67	0.29	(0.18)	0.11	—	—	—	9.78	1.14	2,878	1.58	2.60	2.90	196
Year ended 10/31/22	12.90	0.23	(1.93)	(1.70)	(0.04)	(1.49)	(1.53)	9.67	(14.94)	2,920	1.58	2.64	2.10	157
Year ended 10/31/21	10.52	0.14	2.25	2.39	—	(0.01)	(0.01)	12.90	22.72	3,350	1.62	3.04	1.14	141
Class R
Year ended 10/31/25	11.08	0.26	2.40	2.66	(0.45)	—	(0.45)	13.29	25.00	6,079	1.41	1.81	2.22	132
Year ended 10/31/24	10.10	0.28	1.21	1.49	(0.51)	—	(0.51)	11.08	15.31	4,384	1.31	2.22	2.63	156
Year ended 10/31/23	9.94	0.36	(0.20)	0.16	—	—	—	10.10	1.61	4,071	1.08	2.10	3.40	196
Year ended 10/31/22	13.23	0.29	(1.98)	(1.69)	(0.11)	(1.49)	(1.60)	9.94	(14.53)	3,521	1.08	2.14	2.60	157
Year ended 10/31/21	10.74	0.21	2.29	2.50	—	(0.01)	(0.01)	13.23	23.27	4,360	1.12	2.54	1.64	141
Class Y
Year ended 10/31/25	11.41	0.34	2.45	2.79	(0.50)	—	(0.50)	13.70	25.55	3,532	0.91	1.31	2.72	132
Year ended 10/31/24	10.40	0.35	1.23	1.58	(0.57)	—	(0.57)	11.41	15.81	1,213	0.79	1.72	3.15	156
Year ended 10/31/23	10.17	0.42	(0.19)	0.23	—	—	—	10.40	2.26	1,586	0.58	1.60	3.90	196
Year ended 10/31/22	13.51	0.34	(2.01)	(1.67)	(0.18)	(1.49)	(1.67)	10.17	(14.12)	3,076	0.58	1.64	3.10	157
Year ended 10/31/21	10.91	0.28	2.33	2.61	—	(0.01)	(0.01)	13.51	23.92	1,178	0.62	2.04	2.14	141
Class R5
Year ended 10/31/25	11.36	0.33	2.46	2.79	(0.49)	—	(0.49)	13.66	25.72	13	0.91	1.20	2.72	132
Year ended 10/31/24	10.35	0.34	1.24	1.58	(0.57)	—	(0.57)	11.36	15.88	11	0.82	1.59	3.12	156
Year ended 10/31/23	10.14	0.42	(0.21)	0.21	—	—	—	10.35	2.07	10	0.58	1.42	3.90	196
Year ended 10/31/22	13.46	0.35	(2.00)	(1.65)	(0.18)	(1.49)	(1.67)	10.14	(14.02)	10	0.58	1.47	3.10	157
Year ended 10/31/21	10.88	0.28	2.31	2.59	—	(0.01)	(0.01)	13.46	23.80	13	0.62	1.85	2.14	141
Class R6
Year ended 10/31/25	11.43	0.33	2.47	2.80	(0.49)	—	(0.49)	13.74	25.66	9,182	0.91	1.20	2.72	132
Year ended 10/31/24	10.41	0.35	1.24	1.59	(0.57)	—	(0.57)	11.43	15.89	7,780	0.82	1.59	3.12	156
Year ended 10/31/23	10.19	0.42	(0.20)	0.22	—	—	—	10.41	2.16	6,724	0.58	1.42	3.90	196
Year ended 10/31/22	13.53	0.35	(2.02)	(1.67)	(0.18)	(1.49)	(1.67)	10.19	(14.10)	1	0.58	1.47	3.10	157
Year ended 10/31/21	10.93	0.28	2.33	2.61	—	(0.01)	(0.01)	13.53	23.88	2	0.62	1.85	2.14	141

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)
The total return, ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24%, 0.23%, 0.24%, 0.23%
and 0.23% for the years ended October 31, 2025, 2024, 2023, 2022 and 2021, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Advantage International Fund

Notes to Financial Statements
October 31, 2025
NOTE 1—Significant Accounting Policies
Invesco Advantage International Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations – Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse

Invesco Advantage International Fund

investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.
As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2025, the Fund did not enter into any closing agreements.
G.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6.  Sub-accounting fees attributable to Class R5 are charged to the operations of the class.  Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
I.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced

Invesco Advantage International Fund

disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement notes disclosures only and did not affect the Fund’s financial position or the results of its operations.
K.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2025, the Fund paid the Adviser fees for securities lending agent services, which were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
L.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
M.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
N.
Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in

Invesco Advantage International Fund

the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
O.
Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value ("NAV") per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a Fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets

Invesco Advantage International Fund

decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2025, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.
P.
Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
Q.
Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have significant adverse effects on the economies of EU member countries. Responses to financial problems by EU countries may not produce the desired results, may limit future growth and economic recovery, may result in social unrest, or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. A number of countries in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments. Separately, the EU faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the EU, such as the departure of the United Kingdom, referred to as “Brexit”, could place the departing member’s currency and banking system under severe stress or even in jeopardy. An exit by other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.
Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; lack of willingness or ability of the Chinese government to support the economies and markets of the Greater China region; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; lack of publicly available information; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts and the risk of war, either internal or with other countries; public health emergencies resulting in market closures, travel restrictions, quarantines or other interventions; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole.
The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. In addition, export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of tariffs, sanctions, capital controls, embargoes, trade wars or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The current political climate has intensified concerns about a potential trade war between China and the U.S., as each country has recently imposed tariffs on the other country’s products. Further, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Fund.
Certain securities issued by companies located or operating in Greater China, such as China A-shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $500 million	0.490%
Next $500 million	0.470%
Next $4.0 billion	0.440%
Over $5.0 billion	0.420%
For the year ended October 31, 2025, the effective advisory fee rate incurred by the Fund was 0.49%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to

Invesco Advantage International Fund

any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has contractually agreed, through February 28, 2026, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.18%, 1.93%, 1.43%, 0.93%, 0.93% and 0.93%, respectively, of the Fund’s average daily net assets (the "expense limits"). Effective March 1, 2026, the Adviser has contractually agreed, through at least February 28, 2027, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.20%, 1.95%, 1.45%, 0.95%, 0.84% and 0.84%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2027. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2025, the Adviser waived advisory fees of $89,893, reimbursed fund level expenses of $8,269 and reimbursed class level expenses of $30,490, $5,062, $6,882, $2,470, $4 and $2,361 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2025, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2025, IDI advised the Fund that IDI retained $13,275 in front-end sales commissions from the sale of Class A shares and $0 and $221 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Advantage International Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$680,764	$—	$680,764
Belgium	—	314,133	—	314,133
Brazil	1,186,774	—	—	1,186,774
Chile	—	147,441	—	147,441
China	860,264	6,640,995	—	7,501,259
Colombia	84,479	—	—	84,479
Czech Republic	—	16,106	—	16,106
Denmark	—	158,646	—	158,646
Finland	—	364,440	—	364,440
France	—	4,489,154	—	4,489,154
Germany	—	4,225,059	—	4,225,059
Greece	—	343,317	—	343,317
Hong Kong	—	568,047	—	568,047
Hungary	—	184,894	—	184,894
Indonesia	—	339,252	—	339,252
Italy	—	1,197,364	—	1,197,364
Japan	25,713	5,213,828	—	5,239,541
Luxembourg	—	64,289	—	64,289
Malaysia	—	307,983	—	307,983
Mexico	606,909	—	—	606,909
Multinational	—	—	3,094	3,094
Netherlands	17,566	844,840	—	862,406
Peru	11,484	—	—	11,484
Philippines	—	36,853	—	36,853
Poland	—	127,156	—	127,156
Russia	—	—	0	0
Singapore	462,344	369,807	—	832,151
South Africa	—	615,537	—	615,537
South Korea	—	1,615,859	—	1,615,859
Spain	—	1,914,863	—	1,914,863
Sweden	953,491	269,780	—	1,223,271
Switzerland	—	1,217,163	—	1,217,163
Taiwan	887,340	2,838,652	—	3,725,992
Turkey	—	357,845	—	357,845
United Kingdom	56,052	4,879,654	—	4,935,706
United States	378,951	1,410,012	—	1,788,963
Money Market Funds	10,113,027	1,408,734	—	11,521,761
Total Investments in Securities	15,644,394	43,162,467	3,094	58,809,955
Other Investments - Assets*
Futures Contracts	102,892	—	—	102,892
Other Investments - Liabilities*
Futures Contracts	(59,769)	—	—	(59,769)
Swap Agreements	—	(46,248)	—	(46,248)
	(59,769)	(46,248)	—	(106,017)
Total Other Investments	43,123	(46,248)	—	(3,125)
Total Investments	$15,687,517	$43,116,219	$3,094	$58,806,830

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Invesco Advantage International Fund

Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2025:
Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$102,892
Derivatives not subject to master netting agreements	(102,892)
Total Derivative Assets subject to master netting agreements	$—

Value
Derivative Liabilities	Currency Risk	Equity Risk	Total
Unrealized depreciation on futures contracts —Exchange-Traded(a)	$(59,769)	$—	$(59,769)
Unrealized depreciation on swap agreements — OTC	—	(46,248)	(46,248)
Total Derivative Liabilities	(59,769)	(46,248)	(106,017)
Derivatives not subject to master netting agreements	59,769	—	59,769
Total Derivative Liabilities subject to master netting agreements	$—	$(46,248)	$(46,248)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2025.
	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Citibank, N.A.	$(49,929)	$(49,929)	$—	$—	$(49,929)
Effect of Derivative Investments for the year ended October 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Equity Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$1,313	$-	$1,313
Futures contracts	(87,341)	670,400	583,059
Swap agreements	-	186,559	186,559
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(3,079)	42,606	39,527
Swap agreements	-	88,264	88,264
Total	$(89,107)	$987,829	$898,722
The table below summarizes the average notional value of derivatives held during the period.
	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$61,783	$6,502,962	$3,751,548

NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2025, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,537.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a

Invesco Advantage International Fund

period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2025 and 2024:
	2025	2024
Ordinary income*	$1,321,730	$1,567,449

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$1,824,142
Net unrealized appreciation — investments	8,291,657
Net unrealized appreciation — foreign currencies	802
Temporary book/tax differences	(16,566)
Shares of beneficial interest	47,887,232
Total net assets	$57,987,267
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, derivative instruments and passive foreign investment companies.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of October 31, 2025.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2025 was $58,679,754 and $43,354,339, respectively. As of October 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$9,032,899
Aggregate unrealized (depreciation) of investments	(741,242)
Net unrealized appreciation of investments	$8,291,657
Cost of investments for tax purposes is $50,515,173.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of passive foreign investment companies and derivative instruments, on October 31, 2025, undistributed net investment income was increased by $93,188, undistributed net realized gain was decreased by $95,473 and shares of beneficial interest was increased by $2,285. This reclassification had no effect on the net assets of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended October 31, 2025(a)		Year ended October 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Class A	1,510,335	$18,501,109	193,328	$2,106,388
Class C	175,852	2,040,769	49,139	511,583
Class R	131,098	1,565,737	70,107	751,718
Class Y	181,460	2,318,767	51,549	572,902
Class R6	60,635	714,881	62,240	690,174

Invesco Advantage International Fund

	Summary of Share Activity
	Year ended October 31, 2025(a)		Year ended October 31, 2024
	Shares	Amount	Shares	Amount
Issued as reinvestment of dividends:
Class A	59,821	$642,475	72,759	$741,416
Class C	10,919	112,356	13,510	132,132
Class R	16,418	174,035	21,205	213,318
Class Y	3,238	35,233	6,344	65,412
Class R6	29,899	325,900	35,577	367,514
Automatic conversion of Class C shares to Class A shares:
Class A	20,296	251,263	9,538	102,496
Class C	(21,288)	(251,263)	(9,959)	(102,496)
Reacquired:
Class A	(421,109)	(5,051,704)	(303,613)	(3,323,513)
Class C	(83,806)	(951,223)	(57,646)	(605,021)
Class R	(85,838)	(1,007,447)	(98,772)	(1,070,841)
Class Y	(33,319)	(398,209)	(104,061)	(1,143,069)
Class R6	(102,830)	(1,220,467)	(63,195)	(679,465)
Net increase (decrease) in share activity	1,451,781	$17,802,212	(51,950)	$(669,352)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 14% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco Advantage International Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco Advantage International Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Advantage International Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the "Fund") as of October 31, 2025, the related statement of operations for the year ended October 31, 2025, the statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the five years in the period ended October 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, transfer agent, insurance companies and brokers; when replies were not received from insurance companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 18, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco Advantage International Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 16, 2025, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Advantage International Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH*, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2025. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees. The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them. The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the Board’s annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process). In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior
Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 6, 2025 and June 16-18, 2025, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2024 to the performance of funds in the Broadridge performance universe and against the MSCI ACWI ex-USA Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period, the fourth quintile for the three year period and the fifth quintile for the five year period (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance

Invesco Advantage International Fund

period could produce different results. The Board considered that the Fund’s lower equity beta relative to peers detracted from the Fund’s three year performance. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board also noted that the Fund’s actual management fee rate was 0.00% due to expense limits and/or waivers, which was below the median actual management fee rate of its expense group. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
* Effective as of August 29, 2025, Invesco Asset Management Deutschland GmbH merged into Invesco Management S.A.

Invesco Advantage International Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2025:
Federal and State Income Tax
Qualified Dividend Income*	51.30%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	6.74%
Qualified Business Income*	0.00%
Business Interest Income*	5.14%
Foreign Taxes	$0.0301	per share
Foreign Source Income	$0.2921	per share
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Advantage International Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.

Invesco Advantage International Fund

SEC file number(s): 811-06463 and 033-44611
Invesco Distributors, Inc.
O-GLMAG-NCSR

Annual Financial Statements and Other Information
October 31, 2025
Invesco Asia Pacific Equity Fund
Effective August 22, 2025, Invesco EQV Asia Pacific Equity Fund was renamed Invesco Asia Pacific Equity Fund.
Nasdaq:
A: ASIAX ■ C: ASICX ■ R: ASQRX ■ Y: ASIYX ■ R6: ASISX

2	Schedule of Investments
4	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
16	Report of Independent Registered Public Accounting Firm
17	Approval of Investment Advisory and Sub-Advisory Contracts
20	Tax Information
21	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
October 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–96.74%
Australia–6.71%
Dyno Nobel Ltd.	2,246,774	$4,728,053
Mineral Resources Ltd.(a)(b)	90,537	2,859,384
Orora Ltd.	2,365,205	3,111,232
QBE Insurance Group Ltd.	298,735	3,875,959
Rio Tinto PLC	87,863	6,334,039
Westpac Banking Corp.	94,359	2,387,704
Woodside Energy Group Ltd.	487,506	7,900,253
		31,196,624
China–28.64%
Alibaba Group Holding Ltd.	548,900	11,679,898
Anhui Conch Cement Co. Ltd., H Shares	1,043,000	3,109,666
Autohome, Inc., ADR	153,287	3,862,832
China Oilfield Services Ltd., H Shares	2,370,000	2,313,716
China Resources Beer (Holdings) Co. Ltd.	2,000,000	6,841,056
ENN Energy Holdings Ltd.	606,747	5,286,750
Full Truck Alliance Co. Ltd., ADR(b)	584,302	7,595,926
Gree Electric Appliances, Inc. of Zhuhai	414,000	2,314,954
H World Group Ltd.	872,000	3,381,299
H World Group Ltd., ADR(b)	152,483	5,885,844
Inner Mongolia Yili Industrial Group Co. Ltd., A Shares	2,331,709	8,989,326
JD.com, Inc., A Shares	406,100	6,704,701
JD.com, Inc., ADR	102,540	3,387,922
Minth Group Ltd.	222,000	985,084
NetEase, Inc.	504,100	14,145,410
New Oriental Education & Technology Group, Inc., ADR(a)(b)	70,593	4,205,225
Sany Heavy Industry Co. Ltd., A Shares	711,400	2,213,793
Tencent Holdings Ltd.	367,500	29,851,179
Tingyi Cayman Islands Holding Corp.	1,570,881	2,155,294
Vipshop Holdings Ltd., ADR	338,298	5,916,832
Wuliangye Yibin Co. Ltd., A Shares	136,938	2,290,738
		133,117,445
Hong Kong–4.98%
AIA Group Ltd.	1,250,800	12,171,197
CK Asset Holdings Ltd.	1,372,000	6,787,618
CK Hutchison Holdings Ltd.	631,500	4,187,774
		23,146,589
India–6.86%
Delhivery Ltd.(a)	536,230	2,812,853
HDFC Bank Ltd.	74,636	829,866
HDFC Bank Ltd., ADR	440,456	15,953,316
ICICI Bank Ltd., ADR	208,528	6,318,399
Shriram Finance Ltd.	709,008	5,979,064
		31,893,498
Indonesia–7.61%
Jardine Matheson Holdings Ltd.	150,846	8,856,859
PT Astra International Tbk	25,122,732	9,289,464
PT Bank Negara Indonesia (Persero) Tbk	13,325,290	3,502,342
PT Bank Rakyat Indonesia (Persero) Tbk	30,142,200	7,210,625
Shares		Value
Indonesia–(continued)
PT Indocement Tunggal Prakarsa Tbk	4,227,400	$1,586,897
PT Telkom Indonesia (Persero) Tbk	25,533,858	4,939,133
		35,385,320
Macau–0.88%
Sands China Ltd.	1,574,246	4,102,888
Singapore–3.79%
Grab Holdings Ltd., Class A(a)	1,044,728	6,278,815
United Overseas Bank Ltd.	425,700	11,322,535
		17,601,350
South Africa–2.47%
Anglo American PLC	257,266	9,733,047
Valterra Platinum Ltd.	28,319	1,731,029
		11,464,076
South Korea–12.97%
Hyundai Mobis Co. Ltd.	22,355	4,943,528
Hyundai Motor Co.	13,769	2,792,206
KB Financial Group, Inc.	21,206	1,731,122
LG Chem Ltd.	7,208	2,004,892
LG H&H Co. Ltd.	16,730	3,335,662
NAVER Corp.	18,043	3,381,550
Samsung E&A Co. Ltd.	292,910	5,325,186
Samsung Electronics Co. Ltd.	381,728	28,735,026
Samsung Fire & Marine Insurance Co. Ltd.	26,051	8,062,896
		60,312,068
Taiwan–14.93%
Hon Hai Precision Industry Co. Ltd.	532,000	4,424,847
Largan Precision Co. Ltd.	106,000	7,608,064
MediaTek, Inc.	131,000	5,555,634
Taiwan Semiconductor Manufacturing Co. Ltd.	935,464	45,238,727
Yageo Corp.	815,000	6,559,822
		69,387,094
Thailand–4.24%
Bangkok Bank PCL, Foreign Shares	916,700	4,492,059
Kasikornbank PCL, Foreign Shares	2,640,277	15,218,802
		19,710,861
United States–2.19%
EPAM Systems, Inc.(a)	38,538	6,302,505
Newmont Corp., CDI	47,503	3,860,920
		10,163,425
Vietnam–0.47%
Vietnam Dairy Products JSC	1,005,700	2,201,657
Total Common Stocks & Other Equity Interests (Cost $333,041,936)		449,682,895
Preferred Stocks–1.88%
South Korea–1.88%
Samsung Electronics Co. Ltd., Preference Shares (Cost $5,509,322)	148,320	8,753,098
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco Asia Pacific Equity Fund

Shares		Value
Money Market Funds–1.66%
Invesco Government & Agency Portfolio, Institutional Class, 4.06%(c)(d)	2,701,442	$2,701,442
Invesco Treasury Portfolio, Institutional Class, 3.96%(c)(d)	5,017,005	5,017,005
Total Money Market Funds (Cost $7,718,447)		7,718,447
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.28% (Cost $346,269,705)		466,154,440
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.50%
Invesco Private Government Fund, 4.13%(c)(d)(e)	3,237,300	3,237,300
Shares		Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 4.30%(c)(d)(e)	8,389,940	$8,392,457
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $11,630,216)		11,629,757
TOTAL INVESTMENTS IN SECURITIES—102.78% (Cost $357,899,921)		477,784,197
OTHER ASSETS LESS LIABILITIES–(2.78)%		(12,938,170)
NET ASSETS–100.00%		$464,846,027
Investment Abbreviations:
ADR	– American Depositary Receipt
CDI	– CREST Depository Interest
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2025.
(c)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$3,224,755	$51,590,614	$(52,113,927)	$-	$-	$2,701,442	$168,465
Invesco Treasury Portfolio, Institutional Class	6,011,717	95,811,139	(96,805,851)	-	-	5,017,005	310,925
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,239,365	53,420,452	(51,422,517)	-	-	3,237,300	116,400*
Invesco Private Prime Fund	3,232,685	126,693,652	(121,534,234)	(459)	813	8,392,457	315,594*
Total	$13,708,522	$327,515,857	$(321,876,529)	$(459)	$813	$19,348,204	$911,384

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco Asia Pacific Equity Fund

Statement of Assets and Liabilities
October 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost $338,551,258)*	$458,435,993
Investments in affiliated money market funds, at value (Cost $19,348,663)	19,348,204
Foreign currencies, at value (Cost $118,804)	118,865
Receivable for:
Investments sold	1,228,370
Fund shares sold	30,674
Dividends	288,370
Investment for trustee deferred compensation and retirement plans	177,912
Other assets	50,686
Total assets	479,679,074
Liabilities:
Payable for:
Investments purchased	1,563,661
Fund shares reacquired	469,604
Accrued foreign taxes	570,707
Collateral upon return of securities loaned	11,630,216
Accrued fees to affiliates	290,378
Accrued trustees’ and officers’ fees and benefits	1,376
Accrued other operating expenses	85,362
Trustee deferred compensation and retirement plans	221,743
Total liabilities	14,833,047
Net assets applicable to shares outstanding	$464,846,027
Net assets consist of:
Shares of beneficial interest	$294,870,750
Distributable earnings	169,975,277
$464,846,027
Net Assets:
Class A	$358,144,960
Class C	$6,524,652
Class R	$846,323
Class Y	$82,976,287
Class R6	$16,353,805
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	10,765,758
Class C	226,930
Class R	25,493
Class Y	2,486,629
Class R6	491,124
Class A:
Net asset value per share	$33.27
Maximum offering price per share (Net asset value of $33.27 ÷ 94.50%)	$35.21
Class C:
Net asset value and offering price per share	$28.75
Class R:
Net asset value and offering price per share	$33.20
Class Y:
Net asset value and offering price per share	$33.37
Class R6:
Net asset value and offering price per share	$33.30

*	At October 31, 2025, securities with an aggregate value of $11,315,927 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco Asia Pacific Equity Fund

Statement of Operations
For the year ended October 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $1,001,596)	$8,933,199
Dividends from affiliated money market funds (includes net securities lending income of $24,373)	503,763
Total investment income	9,436,962
Expenses:
Advisory fees	3,683,866
Administrative services fees	58,774
Custodian fees	57,657
Distribution fees:
Class A	787,111
Class C	55,849
Class R	2,605
Transfer agent fees — A, C, R and Y	803,554
Transfer agent fees — R6	4,226
Trustees’ and officers’ fees and benefits	25,803
Registration and filing fees	75,607
Reports to shareholders	52,543
Professional services fees	83,657
Other	12,602
Total expenses	5,703,854
Less: Fees waived and/or expense offset arrangement(s)	(28,400)
Net expenses	5,675,454
Net investment income	3,761,508
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $695,693)	87,794,886
Affiliated investment securities	813
Foreign currencies	(549,447)
Forward foreign currency contracts	(1,794)
87,244,458
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $373,607)	(15,011,288)
Affiliated investment securities	(459)
Foreign currencies	1,019
(15,010,728)
Net realized and unrealized gain	72,233,730
Net increase in net assets resulting from operations	$75,995,238
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco Asia Pacific Equity Fund

Statement of Changes in Net Assets
For the years ended October 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$3,761,508	$2,397,287
Net realized gain	87,244,458	30,992,263
Change in net unrealized appreciation (depreciation)	(15,010,728)	43,951,451
Net increase in net assets resulting from operations	75,995,238	77,341,001
Distributions to shareholders from distributable earnings:
Class A	(22,892,437)	(8,556,752)
Class C	(423,404)	(121,876)
Class Y	(6,697,136)	(2,933,225)
Class R6	(1,013,582)	(619,767)
Total distributions from distributable earnings	(31,026,559)	(12,231,620)
Share transactions–net:
Class A	23,558,143	(41,934,635)
Class C	757,668	(1,734,382)
Class R	702,959	—
Class Y	(7,723,285)	(32,613,271)
Class R6	1,992,658	(11,425,653)
Net increase (decrease) in net assets resulting from share transactions	19,288,143	(87,707,941)
Net increase (decrease) in net assets	64,256,822	(22,598,560)
Net assets:
Beginning of year	400,589,205	423,187,765
End of year	$464,846,027	$400,589,205
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco Asia Pacific Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/25	$30.38	$0.25	$5.01	$5.26	$(0.14)	$(2.23)	$(2.37)	$33.27	18.82%	$358,145	1.42%	1.42%	0.85%	102%
Year ended 10/31/24	25.87	0.15	5.13	5.28	(0.26)	(0.51)	(0.77)	30.38	20.85	299,433	1.51	1.51	0.53	15
Year ended 10/31/23	25.07	0.24	2.56	2.80	(0.16)	(1.84)	(2.00)	25.87	10.66	293,668	1.44	1.45	0.87	16
Year ended 10/31/22	36.69	0.17	(9.22)	(9.05)	(0.07)	(2.50)	(2.57)	25.07	(26.39)	295,255	1.45	1.45	0.53	13
Year ended 10/31/21	36.20	0.07	3.23	3.30	(0.10)	(2.71)	(2.81)	36.69	8.97	447,947	1.38	1.38	0.17	15
Class C
Year ended 10/31/25	26.62	0.03	4.33	4.36	—	(2.23)	(2.23)	28.75	17.92 (d)	6,525	2.14 (d)	2.14 (d)	0.13 (d)	102
Year ended 10/31/24	22.67	(0.05)	4.51	4.46	—	(0.51)	(0.51)	26.62	19.97	5,167	2.26	2.26	(0.22)	15
Year ended 10/31/23	22.19	0.03	2.29	2.32	—	(1.84)	(1.84)	22.67	9.85	6,022	2.19	2.20	0.12	16
Year ended 10/31/22	32.94	(0.06)	(8.19)	(8.25)	—	(2.50)	(2.50)	22.19	(26.94)	8,847	2.20	2.20	(0.22)	13
Year ended 10/31/21	32.90	(0.20)	2.95	2.75	—	(2.71)	(2.71)	32.94	8.16	15,631	2.13	2.13	(0.58)	15
Class R
Period ended 10/31/25(e)	27.68	0.12	5.40	5.52	—	—	—	33.20	19.94	846	1.66 (f)	1.67 (f)	0.61 (f)	102
Class Y
Year ended 10/31/25	30.47	0.32	5.03	5.35	(0.22)	(2.23)	(2.45)	33.37	19.11	82,976	1.17	1.17	1.10	102
Year ended 10/31/24	25.95	0.22	5.15	5.37	(0.34)	(0.51)	(0.85)	30.47	21.17	83,411	1.26	1.26	0.78	15
Year ended 10/31/23	25.15	0.32	2.57	2.89	(0.25)	(1.84)	(2.09)	25.95	10.94	102,149	1.19	1.20	1.12	16
Year ended 10/31/22	36.83	0.24	(9.25)	(9.01)	(0.17)	(2.50)	(2.67)	25.15	(26.24)	122,929	1.20	1.20	0.78	13
Year ended 10/31/21	36.31	0.16	3.25	3.41	(0.18)	(2.71)	(2.89)	36.83	9.28	167,045	1.13	1.13	0.42	15
Class R6
Year ended 10/31/25	30.43	0.37	5.01	5.38	(0.28)	(2.23)	(2.51)	33.30	19.29	16,354	1.00	1.00	1.27	102
Year ended 10/31/24	25.92	0.27	5.14	5.41	(0.39)	(0.51)	(0.90)	30.43	21.39	12,578	1.07	1.07	0.97	15
Year ended 10/31/23	25.13	0.36	2.57	2.93	(0.30)	(1.84)	(2.14)	25.92	11.13	21,349	1.03	1.04	1.28	16
Year ended 10/31/22	36.83	0.31	(9.28)	(8.97)	(0.23)	(2.50)	(2.73)	25.13	(26.16)	20,088	1.03	1.03	0.95	13
Year ended 10/31/21	36.32	0.22	3.25	3.47	(0.25)	(2.71)	(2.96)	36.83	9.44	92,813	0.97	0.97	0.58	15

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)
Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2025, the portfolio turnover calculation excludes the value of securities purchased of $21,600,251 and sold of $28,765,638 in the effort to realign the Fund’s portfolio holdings after the reorganization of
Invesco Greater China Fund into the Fund.

(d)	The total return, ratios of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.97% for the year ended October 31, 2025.
(e)	Commencement date of February 24, 2025.
(f)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco Asia Pacific Equity Fund

Notes to Financial Statements
October 31, 2025
NOTE 1—Significant Accounting Policies
Invesco Asia Pacific Equity Fund, formerly Invesco EQV Asia Pacific Equity Fund, (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently consists of five different classes of shares: Class A, Class C, Class R, Class Y and Class R6. On February 24, 2025, the Fund began offering Class R shares. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
8
Invesco Asia Pacific Equity Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement notes disclosures only and did not affect the Fund’s financial position or the results of its operations.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security.
9
Invesco Asia Pacific Equity Fund

Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2025, the Fund paid the Adviser $1,044 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.
Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Investing in a single-country or region mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries or regions.
Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; lack of willingness or ability of the Chinese government to support the economies and markets of the Greater China region; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; lack of publicly available information; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts and the risk of war, either internal or with other countries; public health emergencies resulting in market closures, travel restrictions, quarantines or other interventions; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole.
The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. In addition, export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of tariffs, sanctions, capital controls, embargoes, trade wars or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The current political climate has intensified concerns about a potential trade war between China and the U.S., as each country has recently imposed tariffs on the other country’s products. Further, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Fund.
10
Invesco Asia Pacific Equity Fund

Certain securities issued by companies located or operating in Greater China, such as China A-shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $1 billion	0.870%
Next $1 billion	0.820%
Next $49 billion	0.770%
Amount over $51 billion	0.760%
Prior to the close of business on February 21, 2025, the Fund accrued daily and paid monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Amount over $10 billion	0.760%
For the year ended October 31, 2025, the effective advisory fee rate incurred by the Fund was 0.89%.
 Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2025, the Adviser waived advisory fees of $12,678.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
11
Invesco Asia Pacific Equity Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares, up to 1.00% of the average daily net assets of Class C shares, and up to 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2025, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2025, IDI advised the Fund that IDI retained $28,529 in front-end sales commissions from the sale of Class A shares and $490 and $184 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended October 31, 2025, the Fund incurred $118 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$31,196,624	$—	$31,196,624
China	30,854,581	102,262,864	—	133,117,445
Hong Kong	—	23,146,589	—	23,146,589
India	22,271,715	9,621,783	—	31,893,498
Indonesia	—	35,385,320	—	35,385,320
Macau	—	4,102,888	—	4,102,888
Singapore	6,278,815	11,322,535	—	17,601,350
South Africa	—	11,464,076	—	11,464,076
South Korea	—	69,065,166	—	69,065,166
Taiwan	—	69,387,094	—	69,387,094
Thailand	—	19,710,861	—	19,710,861
United States	6,302,505	3,860,920	—	10,163,425
Vietnam	—	2,201,657	—	2,201,657
Money Market Funds	7,718,447	11,629,757	—	19,348,204
Total Investments	$73,426,063	$404,358,134	$—	$477,784,197
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
12
Invesco Asia Pacific Equity Fund

Effect of Derivative Investments for the year ended October 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(1,794)
The table below summarizes the average notional value of derivatives held during the period.
Forward Foreign Currency Contracts
Average notional value	$830,143

NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2025, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $15,722.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2025 and 2024:
	2025	2024
Ordinary income*	$3,177,376	$4,393,471
Long-term capital gain	27,849,183	7,838,149
Total distributions	$31,026,559	$12,231,620

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$16,947,155
Undistributed long-term capital gain	64,295,318
Net unrealized appreciation — investments	118,372,267
Net unrealized appreciation (depreciation) — foreign currencies	(2,132)
Temporary book/tax differences	(144,657)
Capital loss carryforward	(29,492,674)
Shares of beneficial interest	294,870,750
Total net assets	$464,846,027
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.  The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.  The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
13
Invesco Asia Pacific Equity Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of October 31, 2025, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$20,131,543	$9,361,131	$29,492,674
*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2025 was $408,395,691 and $420,470,088, respectively. As of October 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$126,145,748
Aggregate unrealized (depreciation) of investments	(7,773,481)
Net unrealized appreciation of investments	$118,372,267
Cost of investments for tax purposes is $359,411,930.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of tax deferrals acquired in the reorganization of into the Fund, undistributed net investment income was decreased by $1,372,953, undistributed net realized gain was decreased by $38,788,551 and shares of beneficial interest was increased by $40,161,504. These reclassifications had no effect on the net assets of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended October 31, 2025(a)		Year ended October 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Class A	415,924	$11,949,443	381,255	$10,629,578
Class C	22,839	573,332	34,197	844,803
Class R	10,171	285,296	-	-
Class Y	532,824	15,078,518	638,799	17,894,179
Class R6	176,304	4,904,723	100,377	2,776,226
Issued as reinvestment of dividends:
Class A	762,899	21,330,663	298,999	7,905,526
Class C	16,347	397,549	4,860	113,343
Class Y	174,115	4,873,439	82,596	2,185,488
Class R6	32,566	908,254	13,968	368,467
Automatic conversion of Class C shares to Class A shares:
Class A	27,208	780,813	27,725	776,339
Class C	(31,360)	(780,813)	(31,550)	(776,339)
Issued in connection with acquisitions:(b)
Class A	1,743,808	48,271,407	-	-
Class C	80,590	1,937,690	-	-
Class R	26,413	731,114	-	-
Class Y	128,979	3,575,068	-	-
Class R6	9,833	271,663	-	-
14
Invesco Asia Pacific Equity Fund

Summary of Share Activity
	Year ended October 31, 2025(a)		Year ended October 31, 2024
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(2,039,920)	$(58,774,183)	(2,205,271)	$(61,246,078)
Class C	(55,606)	(1,370,090)	(79,044)	(1,916,189)
Class R	(11,091)	(313,451)	-	-
Class Y	(1,086,574)	(31,250,310)	(1,920,488)	(52,692,938)
Class R6	(140,995)	(4,091,982)	(524,696)	(14,570,346)
Net increase (decrease) in share activity	795,274	$19,288,143	(3,178,273)	$(87,707,941)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)
After the close of business on February 21, 2025, the Fund acquired all the net assets of Invesco Greater China Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on September 12, 2024. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 1,989,623 shares of the Fund for 2,946,978 shares outstanding of the Target Fund as of the close of business on February 21, 2025. Shares of the Target Fund were exchanged for the like class of shares of the
Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, February 21, 2025. The Target Fund’s net assets as of the close of business on February 21, 2025 of $54,786,942, including $12,512,147 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $379,083,522 and $433,870,464 immediately after the acquisition.

The pro forma results of operations for the year ended October 31, 2025 assuming the reorganization had been completed on November 1, 2024, the beginning of the annual reporting period are as follows:

Net investment income	$3,656,447
Net realized/unrealized gains	75,178,338
Change in net assets resulting from operations	$78,834,785
   As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since February 22, 2025.
15
Invesco Asia Pacific Equity Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco Asia Pacific Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Asia Pacific Equity Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the "Fund") as of October 31, 2025, the related statement of operations for the year ended October 31, 2025, the statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 18, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
16
Invesco Asia Pacific Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 16, 2025, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Asia Pacific Equity Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH*, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2025.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees.  The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them.  The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the Board’s annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process).  In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees.  The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 6, 2025 and June 16-18, 2025, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers  supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2024 to the performance of funds in the Broadridge performance universe and against the MSCI All Country Asia Pacific ex-Japan Index (Index).  The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period, the first quintile for the three year period, and the second quintile for the five year period (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis).  The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one and five year periods and above the performance of the Index for the three year period. The Board noted Invesco’s restructuring of its fundamental equity platform to create a unified global platform in an effort to drive improved Fund performance.  The Board considered that as part of
17
Invesco Asia Pacific Equity Fund

such restructuring, the Fund’s portfolio management team would be changed and the Fund also would undergo enhancements to its investment process, including removal of its “EQV” (earnings, quality and valuation) emphasis, effective June 23, 2025.  The Board also considered that the Fund would be renamed “Invesco Asia Pacific Equity Fund” in connection with the foregoing changes.  The Board received and evaluated information from management regarding the estimated portfolio turnover and related transaction costs, as well as the estimated tax impact, associated with such enhancements.  The Board considered information provided and discussed by management regarding the strength and track record of the new portfolio management team.  The Board considered management’s rationale for the changes, as well as management’s views regarding how the changes could benefit Fund shareholders.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were reasonably comparable to and above, respectively, the median contractual management and actual management fee rates of funds in its expense group. The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective February 21, 2025.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees, contractual management fees, and total expense ratio were each in the fifth quintile of its expense group and discussed with management reasons for such relative actual and contractual management fees and total expenses.  The Board requested and considered additional information from management regarding the Fund’s actual and contractual management fees in light of current asset levels, as well as the Fund’s total expenses relative to peers.  The independent Trustees reviewed and considered additional information provided by management, including with respect to the Fund’s contractual and actual management fees and total expenses relative to peers and the additional management resources and costs required for the Fund’s significant (and greater relative to peers) small cap holdings. The Board acknowledged limitations regarding the Broadridge data, in particular that the Fund is an all-cap product in a peer group which includes several giant- and large-cap products.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.
The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.  The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not
18
Invesco Asia Pacific Equity Fund

duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
* Effective as of August 29, 2025, Invesco Asset Management Deutschland GmbH merged into Invesco Management S.A.
19
Invesco Asia Pacific Equity Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$30,426,183
Qualified Dividend Income*	76.12%
Corporate Dividends Received Deduction*	5.74%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Foreign Taxes	$0.1138	per share
Foreign Source Income	$0.7038	per share
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$1,093,701
20
Invesco Asia Pacific Equity Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
21
Invesco Asia Pacific Equity Fund

SEC file number(s): 811-06463 and 033-44611
Invesco Distributors, Inc.
APG-NCSR

Annual Financial Statements and Other Information
October 31, 2025
Invesco EQV International Equity Fund
Nasdaq:
A: AIIEX ■ C: AIECX ■ R: AIERX ■ Y: AIIYX ■ R5: AIEVX ■ R6: IGFRX

2	Schedule of Investments
4	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Approval of Investment Advisory and Sub-Advisory Contracts
19	Tax Information
20	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
October 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–98.10%
Australia–2.20%
Aristocrat Leisure Ltd.	790,616	$32,711,837
Brambles Ltd.	1,010,019	16,412,370
		49,124,207
Belgium–1.13%
Anheuser-Busch InBev S.A./N.V.	412,395	25,146,692
Brazil–1.60%
MercadoLibre, Inc.(a)	5,100	11,869,026
TOTVS S.A.	2,900,000	23,917,137
		35,786,163
Canada–6.04%
Alimentation Couche-Tard, Inc.	205,835	10,460,888
Bank of Montreal(b)	146,554	18,205,485
Bombardier, Inc., Class B(a)	146,239	20,433,109
Celestica, Inc.(a)	37,944	13,063,363
RB Global, Inc.	452,103	44,857,334
Royal Bank of Canada	190,688	27,935,306
		134,955,485
China–7.88%
Airtac International Group	616,000	18,168,897
Alibaba Group Holding Ltd.	899,400	19,138,096
Full Truck Alliance Co. Ltd., ADR	2,197,312	28,565,056
Kanzhun Ltd., ADR	1,019,530	22,592,785
Shenzhen Inovance Technology Co. Ltd., A Shares	2,021,530	21,872,244
Tencent Holdings Ltd.	353,000	28,673,377
Trip.com Group Ltd.	525,450	36,976,659
		175,987,114
Denmark–0.59%
Novo Nordisk A/S, Class B	267,304	13,159,823
France–11.49%
Air Liquide S.A.	166,662	32,255,575
Airbus SE	142,786	35,206,891
BNP Paribas S.A.	236,131	18,290,224
Cie de Saint-Gobain S.A.	193,856	18,816,051
Danone S.A.	153,557	13,561,635
Legrand S.A.	302,152	52,177,937
LVMH Moet Hennessy Louis Vuitton SE	42,558	30,080,956
Publicis Groupe S.A.	106,948	10,719,303
Schneider Electric SE	92,516	26,360,564
TotalEnergies SE	305,878	19,097,499
		256,566,635
Germany–4.92%
Allianz SE	82,143	33,008,474
Deutsche Boerse AG	82,955	21,007,521
Deutsche Telekom AG	569,826	17,650,458
Fresenius SE & Co. KGaA	294,913	16,970,165
Heidelberg Materials AG	91,005	21,350,092
		109,986,710
Shares		Value
Hong Kong–2.89%
AIA Group Ltd.	3,347,000	$32,568,752
Techtronic Industries Co. Ltd.	2,750,000	32,076,017
		64,644,769
India–4.55%
HDFC Bank Ltd., ADR(b)	1,335,341	48,366,051
Reliance Industries Ltd.	2,370,554	39,666,103
SBI Life Insurance Co. Ltd.(c)	612,662	13,479,835
		101,511,989
Indonesia–1.57%
PT Bank Central Asia Tbk, ADR(b)	2,743,705	35,119,424
Israel–0.76%
Teva Pharmaceutical Industries Ltd., ADR(a)	829,394	16,985,989
Italy–2.31%
FinecoBank Banca Fineco S.p.A.	2,255,258	51,600,630
Japan–10.91%
Asahi Group Holdings Ltd.(b)	1,107,500	11,940,866
FANUC Corp.	292,960	9,776,491
Hoya Corp.	270,200	43,889,129
Keyence Corp.	109,000	40,453,661
Kobe Bussan Co. Ltd.	442,900	10,277,097
M3, Inc.(b)	991,200	13,891,518
Recruit Holdings Co. Ltd.	500,800	24,833,637
SMC Corp.	62,200	21,292,455
Sony Group Corp.	1,450,100	40,384,675
Tokyo Electron Ltd.	122,200	26,941,459
		243,680,988
Mexico–0.80%
Wal-Mart de Mexico S.A.B. de C.V., Series V	5,405,402	17,870,108
Netherlands–2.42%
ASM International N.V.	38,188	24,778,077
ASML Holding N.V.	17,004	17,978,488
Heineken N.V.	145,914	11,298,457
		54,055,022
Singapore–1.05%
United Overseas Bank Ltd.	880,366	23,415,492
South Korea–2.96%
KB Financial Group, Inc.	416,934	34,035,817
Samsung Electronics Co. Ltd.	425,130	32,002,163
		66,037,980
Spain–0.95%
Bankinter S.A.(b)	1,409,416	21,245,868
Sweden–3.51%
Investor AB, Class B(b)	2,379,518	78,349,995
Switzerland–2.09%
Cie Financiere Richemont S.A.	177,756	35,161,127
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco EQV International Equity Fund

Shares		Value
Switzerland–(continued)
Nestle S.A.	120,877	$11,549,609
		46,710,736
Taiwan–7.66%
E Ink Holdings, Inc.	4,862,000	33,401,524
MediaTek, Inc.	506,000	21,459,168
Taiwan Semiconductor Manufacturing Co. Ltd.	2,403,887	116,251,173
		171,111,865
Thailand–0.69%
Bangkok Dusit Medical Services PCL, Foreign Shares	26,451,800	15,435,908
United Kingdom–12.34%
AstraZeneca PLC	257,822	42,527,360
BAE Systems PLC	1,778,309	43,805,919
Barclays PLC	9,340,934	50,101,223
Haleon PLC	3,740,449	17,393,943
London Stock Exchange Group PLC	135,819	16,926,616
National Grid PLC	1,153,823	17,300,539
RELX PLC	860,341	38,023,954
Shell PLC	768,675	28,817,170
Weir Group PLC (The)	531,246	20,680,288
		275,577,012
United States–4.79%
Broadcom, Inc.	77,523	28,654,826
CRH PLC	153,357	18,264,819
ICON PLC(a)	193,511	33,249,060
Shares		Value
United States–(continued)
Linde PLC	63,923	$26,738,991
		106,907,696
Total Common Stocks & Other Equity Interests (Cost $1,505,171,143)		2,190,974,300
Money Market Funds–1.89%
Invesco Government & Agency Portfolio, Institutional Class, 4.06%(d)(e)	14,811,307	14,811,307
Invesco Treasury Portfolio, Institutional Class, 3.96%(d)(e)	27,472,650	27,472,650
Total Money Market Funds (Cost $42,283,957)		42,283,957
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-99.99% (Cost $1,547,455,100)		2,233,258,257
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–4.39%
Invesco Private Government Fund, 4.13%(d)(e)(f)	27,191,312	27,191,312
Invesco Private Prime Fund, 4.30%(d)(e)(f)	70,742,770	70,763,993
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $97,955,471)		97,955,305
TOTAL INVESTMENTS IN SECURITIES—104.38% (Cost $1,645,410,571)		2,331,213,562
OTHER ASSETS LESS LIABILITIES–(4.38)%		(97,866,844)
NET ASSETS–100.00%		$2,233,346,718
Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2025.
(c)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2025 represented less than 1% of the Fund’s Net Assets.

(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$11,838,328	$289,562,883	$(286,589,904)	$-	$-	$14,811,307	$769,254
Invesco Treasury Portfolio, Institutional Class	21,951,404	537,759,639	(532,238,393)	-	-	27,472,650	1,414,995
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	8,866,594	257,647,856	(239,323,138)	-	-	27,191,312	491,607*
Invesco Private Prime Fund	23,236,535	524,177,716	(476,657,251)	1,245	5,748	70,763,993	1,349,030*
Total	$65,892,861	$1,609,148,094	$(1,534,808,686)	$1,245	$5,748	$140,239,262	$4,024,886

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco EQV International Equity Fund

Statement of Assets and Liabilities
October 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost $1,505,171,143)*	$2,190,974,300
Investments in affiliated money market funds, at value (Cost $140,239,428)	140,239,262
Foreign currencies, at value (Cost $23,723)	23,583
Receivable for:
Fund shares sold	424,133
Dividends	9,174,778
Investment for trustee deferred compensation and retirement plans	802,291
Other assets	57,731
Total assets	2,341,696,078
Liabilities:
Payable for:
Investments purchased	3,349,019
Fund shares reacquired	1,673,287
Accrued foreign taxes	1,392,567
Collateral upon return of securities loaned	97,955,471
Accrued fees to affiliates	954,648
Accrued trustees’ and officers’ fees and benefits	4,944
Accrued other operating expenses	156,633
IRS closing agreement fees for foreign withholding tax claims	1,972,445
Trustee deferred compensation and retirement plans	890,346
Total liabilities	108,349,360
Net assets applicable to shares outstanding	$2,233,346,718
Net assets consist of:
Shares of beneficial interest	$1,337,832,969
Distributable earnings	895,513,749
$2,233,346,718
Net Assets:
Class A	$1,022,982,500
Class C	$13,743,220
Class R	$55,761,481
Class Y	$250,397,843
Class R5	$88,279,238
Class R6	$802,182,436
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	42,023,662
Class C	683,126
Class R	2,357,199
Class Y	10,216,479
Class R5	3,497,446
Class R6	31,914,387
Class A:
Net asset value per share	$24.34
Maximum offering price per share (Net asset value of $24.34 ÷ 94.50%)	$25.76
Class C:
Net asset value and offering price per share	$20.12
Class R:
Net asset value and offering price per share	$23.66
Class Y:
Net asset value and offering price per share	$24.51
Class R5:
Net asset value and offering price per share	$25.24
Class R6:
Net asset value and offering price per share	$25.14

*	At October 31, 2025, securities with an aggregate value of $92,274,496 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco EQV International Equity Fund

Statement of Operations
For the year ended October 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $3,602,448)	$49,290,136
Dividends from affiliated money market funds (includes net securities lending income of $246,630)	2,430,879
Foreign withholding tax claims	293,229
Less: IRS closing agreement fees for foreign withholding tax claims	(482,245)
Total investment income	51,531,999
Expenses:
Advisory fees	18,965,267
Administrative services fees	350,901
Custodian fees	158,629
Distribution fees:
Class A	2,527,664
Class C	148,176
Class R	272,113
Transfer agent fees — A, C, R and Y	2,585,318
Transfer agent fees — R5	94,197
Transfer agent fees — R6	301,882
Trustees’ and officers’ fees and benefits	47,078
Registration and filing fees	108,844
Reports to shareholders	208,344
Professional services fees	174,824
Other	50,353
Total expenses	25,993,590
Less: Fees waived and/or expense offset arrangement(s)	(108,889)
Net expenses	25,884,701
Net investment income	25,647,298
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $829,994)	314,084,889
Affiliated investment securities	5,748
Foreign currencies	(416,960)
313,673,677
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $251,943)	(86,941,253)
Affiliated investment securities	1,245
Foreign currencies	423,033
(86,516,975)
Net realized and unrealized gain	227,156,702
Net increase in net assets resulting from operations	$252,804,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco EQV International Equity Fund

Statement of Changes in Net Assets
For the years ended October 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$25,647,298	$32,468,754
Net realized gain	313,673,677	139,930,226
Change in net unrealized appreciation (depreciation)	(86,516,975)	289,982,461
Net increase in net assets resulting from operations	252,804,000	462,381,441
Distributions to shareholders from distributable earnings:
Class A	(70,412,621)	(17,247,141)
Class C	(1,251,344)	(267,514)
Class R	(3,664,945)	(820,507)
Class Y	(21,656,637)	(6,780,324)
Class R5	(7,388,727)	(2,158,596)
Class R6	(73,133,601)	(22,523,947)
Total distributions from distributable earnings	(177,507,875)	(49,798,029)
Share transactions–net:
Class A	(58,165,027)	(106,521,346)
Class C	(3,816,606)	(4,865,533)
Class R	(679,716)	(5,294,540)
Class Y	(81,678,262)	(72,112,238)
Class R5	(22,707,964)	(11,915,941)
Class R6	(291,498,390)	(153,343,665)
Net increase (decrease) in net assets resulting from share transactions	(458,545,965)	(354,053,263)
Net increase (decrease) in net assets	(383,249,840)	58,530,149
Net assets:
Beginning of year	2,616,596,558	2,558,066,409
End of year	$2,233,346,718	$2,616,596,558
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco EQV International Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/25	$23.55	$0.20	$2.20	$2.40	$(0.60)	$(1.01)	$(1.61)	$24.34	10.97%	$1,022,983	1.27%	1.27%	0.85%	50%
Year ended 10/31/24	20.26	0.23	3.41	3.64	(0.14)	(0.21)	(0.35)	23.55	18.12	1,046,661	1.28	1.28	0.96	28
Year ended 10/31/23	20.15	0.14	2.32	2.46	—	(2.35)	(2.35)	20.26	12.52	992,449	1.34	1.34	0.67	32
Year ended 10/31/22	33.82	0.19	(6.92)	(6.73)	(0.55)	(6.39)	(6.94)	20.15	(24.90)	866,495	1.35	1.35	0.80	39
Year ended 10/31/21	31.34	0.05	6.54	6.59	(0.30)	(3.81)	(4.11)	33.82	21.99	1,338,896	1.32	1.32	0.14	25
Class C
Year ended 10/31/25	19.73	0.02	1.83	1.85	(0.45)	(1.01)	(1.46)	20.12	10.18	13,743	2.02	2.02	0.10	50
Year ended 10/31/24	17.05	0.04	2.88	2.92	(0.03)	(0.21)	(0.24)	19.73	17.23	17,446	2.03	2.03	0.21	28
Year ended 10/31/23	17.42	(0.01)	1.99	1.98	—	(2.35)	(2.35)	17.05	11.63	19,287	2.09	2.09	(0.08)	32
Year ended 10/31/22	30.08	0.01	(6.01)	(6.00)	(0.27)	(6.39)	(6.66)	17.42	(25.45)	14,712	2.10	2.10	0.05	39
Year ended 10/31/21	28.22	(0.19)	5.88	5.69	(0.02)	(3.81)	(3.83)	30.08	21.09	27,874	2.07	2.07	(0.61)	25
Class R
Year ended 10/31/25	22.93	0.14	2.15	2.29	(0.55)	(1.01)	(1.56)	23.66	10.75	55,761	1.52	1.52	0.60	50
Year ended 10/31/24	19.75	0.16	3.33	3.49	(0.10)	(0.21)	(0.31)	22.93	17.82	54,539	1.53	1.53	0.71	28
Year ended 10/31/23	19.75	0.09	2.26	2.35	—	(2.35)	(2.35)	19.75	12.19	51,541	1.59	1.59	0.42	32
Year ended 10/31/22	33.25	0.13	(6.79)	(6.66)	(0.45)	(6.39)	(6.84)	19.75	(25.06)	29,868	1.60	1.60	0.55	39
Year ended 10/31/21	30.87	(0.04)	6.44	6.40	(0.21)	(3.81)	(4.02)	33.25	21.66	44,016	1.57	1.57	(0.11)	25
Class Y
Year ended 10/31/25	23.69	0.26	2.22	2.48	(0.65)	(1.01)	(1.66)	24.51	11.29	250,398	1.02	1.02	1.10	50
Year ended 10/31/24	20.38	0.29	3.43	3.72	(0.20)	(0.21)	(0.41)	23.69	18.42	326,843	1.03	1.03	1.21	28
Year ended 10/31/23	20.24	0.20	2.31	2.51	(0.02)	(2.35)	(2.37)	20.38	12.74	344,435	1.09	1.09	0.92	32
Year ended 10/31/22	33.96	0.26	(6.95)	(6.69)	(0.64)	(6.39)	(7.03)	20.24	(24.71)	350,174	1.10	1.10	1.05	39
Year ended 10/31/21	31.46	0.13	6.56	6.69	(0.38)	(3.81)	(4.19)	33.96	22.30	738,512	1.07	1.07	0.39	25
Class R5
Year ended 10/31/25	24.35	0.28	2.29	2.57	(0.67)	(1.01)	(1.68)	25.24	11.37	88,279	0.93	0.93	1.19	50
Year ended 10/31/24	20.94	0.31	3.54	3.85	(0.23)	(0.21)	(0.44)	24.35	18.53	108,657	0.94	0.94	1.30	28
Year ended 10/31/23	20.74	0.23	2.37	2.60	(0.05)	(2.35)	(2.40)	20.94	12.86	103,658	0.99	0.99	1.02	32
Year ended 10/31/22	34.62	0.29	(7.11)	(6.82)	(0.67)	(6.39)	(7.06)	20.74	(24.63)	102,737	1.02	1.02	1.13	39
Year ended 10/31/21	32.02	0.16	6.67	6.83	(0.42)	(3.81)	(4.23)	34.62	22.35	392,893	0.99	0.99	0.47	25
Class R6
Year ended 10/31/25	24.26	0.30	2.28	2.58	(0.69)	(1.01)	(1.70)	25.14	11.44	802,182	0.86	0.86	1.26	50
Year ended 10/31/24	20.86	0.33	3.52	3.85	(0.24)	(0.21)	(0.45)	24.26	18.63	1,062,449	0.87	0.87	1.37	28
Year ended 10/31/23	20.68	0.24	2.36	2.60	(0.07)	(2.35)	(2.42)	20.86	12.92	1,046,696	0.93	0.93	1.08	32
Year ended 10/31/22	34.56	0.30	(7.09)	(6.79)	(0.70)	(6.39)	(7.09)	20.68	(24.59)	450,115	0.95	0.95	1.20	39
Year ended 10/31/21	31.97	0.19	6.66	6.85	(0.45)	(3.81)	(4.26)	34.56	22.48	794,749	0.91	0.91	0.55	25

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)
Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year months ended October 31, 2023, the portfolio turnover calculation excludes the value of securities purchased of $679,923,194 in connection with the acquisition of Invesco International Equity Fund into the Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco EQV International Equity Fund

Notes to Financial Statements
October 31, 2025
NOTE 1—Significant Accounting Policies
Invesco EQV International Equity Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
8
Invesco EQV International Equity Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.
As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2025, the Fund received refunds in excess of the foreign tax paid during the year and has recorded the estimated liability as a reduction to income which is reflected as IRS closing agreement fees for foreign withholding tax claims on the Statement of Operations.
G.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6.  Sub-accounting fees attributable to Class R5 are charged to the operations of the class.  Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
I.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess
9
Invesco EQV International Equity Fund

potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement notes disclosures only and did not affect the Fund’s financial position or the results of its operations.
K.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2025, the Fund paid the Adviser $1,389 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
L.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
M.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
N.
Other Risks - Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly
10
Invesco EQV International Equity Fund

and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; lack of willingness or ability of the Chinese government to support the economies and markets of the Greater China region; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; lack of publicly available information; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts and the risk of war, either internal or with other countries; public health emergencies resulting in market closures, travel restrictions, quarantines or other interventions; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole.
The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. In addition, export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of tariffs, sanctions, capital controls, embargoes, trade wars or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The current political climate has intensified concerns about a potential trade war between China and the U.S., as each country has recently imposed tariffs on the other country’s products. Further, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Fund.
Certain securities issued by companies located or operating in Greater China, such as China A-shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
The Fund’s Japanese investments may be adversely affected by protectionist trade policies, slow economic activity worldwide, dependence on exports and international trade, increasing competition from Asia’s other low-cost emerging economies, political and social instability, regional and global conflicts and natural disasters, as well as by commodity markets fluctuations related to Japan’s limited natural resource supply. The Japanese economy also faces several other concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits.
The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have significant adverse effects on the economies of EU member countries. Responses to financial problems by EU countries may not produce the desired results, may limit future growth and economic recovery, may result in social unrest, or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. A number of countries in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments. Separately, the EU faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the EU, such as the departure of the United Kingdom, referred to as “Brexit”, could place the departing member’s currency and banking system under severe stress or even in jeopardy. An exit by other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.850%
Next $250 million	0.825%
Next $500 million	0.785%
Next $1.5 billion	0.760%
Next $2.5 billion	0.720%
Over $5 billion	0.690%
For the year ended October 31, 2025, the effective advisory fee rate incurred by the Fund was 0.78%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through February 28, 2026, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.30%, 2.05%, 1.55%, 1.05%, 1.05% and 1.05%, respectively, of the Fund’s average daily net assets (the "expense limits"). Effective March 1, 2026, the Adviser has contractually agreed, through at least February 28, 2027, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.30%, 2.05%, 1.55%, 1.05%, 0.96% and 0.89%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense
11
Invesco EQV International Equity Fund

on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2027. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2025, the Adviser waived advisory fees of $62,206.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended  October 31, 2025, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2025, IDI advised the Fund that IDI retained $102,514 in front-end sales commissions from the sale of Class A shares and $2,534 and $226 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended October 31, 2025, the Fund incurred $2,377 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$49,124,207	$—	$49,124,207
Belgium	—	25,146,692	—	25,146,692
Brazil	35,786,163	—	—	35,786,163
Canada	134,955,485	—	—	134,955,485
China	51,157,841	124,829,273	—	175,987,114
Denmark	—	13,159,823	—	13,159,823
France	—	256,566,635	—	256,566,635
Germany	—	109,986,710	—	109,986,710
Hong Kong	—	64,644,769	—	64,644,769
India	48,366,051	53,145,938	—	101,511,989
Indonesia	35,119,424	—	—	35,119,424
Israel	16,985,989	—	—	16,985,989
12
Invesco EQV International Equity Fund

	Level 1	Level 2	Level 3	Total
Italy	$—	$51,600,630	$—	$51,600,630
Japan	—	243,680,988	—	243,680,988
Mexico	17,870,108	—	—	17,870,108
Netherlands	—	54,055,022	—	54,055,022
Singapore	—	23,415,492	—	23,415,492
South Korea	—	66,037,980	—	66,037,980
Spain	—	21,245,868	—	21,245,868
Sweden	—	78,349,995	—	78,349,995
Switzerland	—	46,710,736	—	46,710,736
Taiwan	—	171,111,865	—	171,111,865
Thailand	—	15,435,908	—	15,435,908
United Kingdom	—	275,577,012	—	275,577,012
United States	106,907,696	—	—	106,907,696
Money Market Funds	42,283,957	97,955,305	—	140,239,262
Total Investments	$489,432,714	$1,841,780,848	$—	$2,331,213,562
NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2025, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $46,683.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2025 and 2024:
	2025	2024
Ordinary income*	$68,904,311	$23,587,564
Long-term capital gain	108,603,564	26,210,465
Total distributions	$177,507,875	$49,798,029

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$48,258,938
Undistributed long-term capital gain	240,762,822
Net unrealized appreciation — investments	606,633,619
Net unrealized appreciation — foreign currencies	402,811
Temporary book/tax differences	(544,441)
Shares of beneficial interest	1,337,832,969
Total net assets	$2,233,346,718
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
13
Invesco EQV International Equity Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of October 31, 2025.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2025 was $1,169,257,937 and $1,787,028,854, respectively. As of October 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$637,269,564
Aggregate unrealized (depreciation) of investments	(30,635,945)
Net unrealized appreciation of investments	$606,633,619
Cost of investments for tax purposes is $1,724,579,943.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of passive foreign investment companies and equalization, on October 31, 2025, undistributed net investment income was increased by $11,852,350, undistributed net realized gain was decreased by $50,007,349 and shares of beneficial interest was increased by $38,154,999. This reclassification had no effect on the net assets of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended October 31, 2025(a)		Year ended October 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Class A	2,496,754	$57,065,857	2,618,114	$60,665,062
Class C	114,236	2,170,535	105,453	2,060,704
Class R	316,744	7,035,306	363,655	8,273,792
Class Y	1,371,505	31,040,050	1,925,416	44,808,516
Class R5	813,518	19,283,812	572,859	13,709,818
Class R6	5,476,251	128,357,976	5,094,023	122,341,445
Issued as reinvestment of dividends:
Class A	2,980,985	65,343,195	755,625	16,676,649
Class C	65,934	1,202,640	14,112	262,768
Class R	171,584	3,663,312	38,080	820,238
Class Y	687,806	15,145,494	252,286	5,590,655
Class R5	301,321	6,827,928	86,178	1,961,403
Class R6	3,168,506	71,449,812	967,389	21,911,368
Automatic conversion of Class C shares to Class A shares:
Class A	155,835	3,559,756	132,392	3,106,291
Class C	(187,728)	(3,559,756)	(157,455)	(3,106,291)
Reacquired:
Class A	(8,057,141)	(184,133,835)	(8,052,506)	(186,969,348)
Class C	(193,466)	(3,630,025)	(209,276)	(4,082,714)
Class R	(509,383)	(11,378,334)	(633,287)	(14,388,570)
Class Y	(5,636,696)	(127,863,806)	(5,281,357)	(122,511,409)
Class R5	(2,079,420)	(48,819,704)	(1,146,664)	(27,587,162)
Class R6	(20,530,362)	(491,306,178)	(12,434,558)	(297,596,478)
Net increase (decrease) in share activity	(19,073,217)	$(458,545,965)	(14,989,521)	$(354,053,263)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 48% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 6% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
14
Invesco EQV International Equity Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco EQV International Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco EQV International Equity Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the "Fund") as of October 31, 2025, the related statement of operations for the year ended October 31, 2025, the statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the five years in the period ended October 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 18, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
15
Invesco EQV International Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 16, 2025, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco EQV International Equity Fund’s  (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH*, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory contract with Invesco Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2025.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees.  The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them.  The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the Board’s annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process). In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 6, 2025 and June 16-18, 2025, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2024 to the performance of funds in the Broadridge performance universe and against the MSCI All Country World ex-USA® Index (Index).  The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the second quintile for the three year period, and the fourth quintile for the five year period (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis).  The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods.  The Board considered that stock selection in certain sectors and exposure to emerging markets detracted from Fund performance. The Board noted Invesco’s restructuring of its fundamental equity platform to create a unified global platform in
16
Invesco EQV International Equity Fund

an effort to drive improved Fund performance.  The Board considered that as part of such restructuring, certain members of the Fund’s portfolio management team would be changed effective June 23, 2025.   The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each reasonably comparable to the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective 2023.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.  The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such relative total expenses.
The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.  Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses.  The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.  The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.  The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a
17
Invesco EQV International Equity Fund

direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
* Effective as of August 29, 2025, Invesco Asset Management Deutschland GmbH merged into Invesco Management S.A.
18
Invesco EQV International Equity Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$146,758,564
Qualified Dividend Income*	58.18%
Corporate Dividends Received Deduction*	1.72%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Foreign Taxes	$0.0452	per share
Foreign Source Income	$0.5789	per share
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
19
Invesco EQV International Equity Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
20
Invesco EQV International Equity Fund

SEC file number(s): 811-06463 and 033-44611
Invesco Distributors, Inc.
IGR-NCSR

Annual Financial Statements and Other Information
October 31, 2025
Invesco Global Focus Fund
Nasdaq:
A: GLVAX ■ C: GLVCX ■ R: GLVNX ■ Y: GLVYX ■ R5: GFFDX ■ R6: GLVIX

2	Schedule of Investments
4	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Approval of Investment Advisory and Sub-Advisory Contracts
19	Tax Information
20	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
October 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–99.69%
Apparel Retail–1.07%
TJX Cos., Inc. (The)	45,833	$6,423,037
Apparel, Accessories & Luxury Goods–3.91%
Hermes International S.C.A. (France)	7,596	18,795,990
Moncler S.p.A. (Italy)	78,456	4,706,524
		23,502,514
Application Software–0.68%
Cadence Design Systems, Inc.(b)	7,772	2,632,298
Nice Ltd., ADR (Israel)(b)	10,498	1,434,657
		4,066,955
Broadline Retail–9.08%
Amazon.com, Inc.(b)	164,056	40,065,756
JD.com, Inc., ADR (China)	229,998	7,599,134
MercadoLibre, Inc. (Brazil)(b)	2,989	6,956,180
		54,621,070
Financial Exchanges & Data–1.83%
S&P Global, Inc.	22,603	11,012,408
Health Care Equipment–5.81%
Boston Scientific Corp.(b)	94,541	9,522,170
IDEXX Laboratories, Inc.(b)	12,928	8,138,305
Stryker Corp.	48,541	17,292,246
		34,952,721
Hotels, Resorts & Cruise Lines–3.65%
Airbnb, Inc., Class A(b)	67,865	8,587,637
Amadeus IT Group S.A. (Spain)	175,238	13,395,314
		21,982,951
Industrial Gases–0.90%
Linde PLC	12,992	5,434,554
Interactive Media & Services–20.07%
Alphabet, Inc., Class A	197,193	55,448,700
Meta Platforms, Inc., Class A	61,897	40,130,920
Tencent Holdings Ltd. (China)	309,900	25,172,463
		120,752,083
Internet Services & Infrastructure–2.13%
Shopify, Inc., Class A (Canada)(b)	73,798	12,830,520
Life Sciences Tools & Services–6.00%
Lonza Group AG (Switzerland)	22,314	15,408,520
Thermo Fisher Scientific, Inc.	36,444	20,677,961
		36,086,481
Movies & Entertainment–2.98%
Netflix, Inc.(b)	12,620	14,120,013
Spotify Technology S.A. (Sweden)(b)	5,855	3,836,899
		17,956,912
Passenger Ground Transportation–3.91%
Uber Technologies, Inc.(b)	243,987	23,544,745
Pharmaceuticals–4.21%
Eli Lilly and Co.	18,917	16,322,723
Shares		Value
Pharmaceuticals–(continued)
Galderma Group AG, Class A (Switzerland)	22,062	$4,097,178
Zoetis, Inc.	34,105	4,914,189
		25,334,090
Semiconductor Materials & Equipment–3.01%
BE Semiconductor Industries N.V. (Netherlands)	28,657	4,885,906
Lam Research Corp.	84,001	13,226,798
		18,112,704
Semiconductors–13.06%
ARM Holdings PLC, ADR(b)(c)	36,901	6,266,528
Broadcom, Inc.	55,875	20,653,076
Marvell Technology, Inc.	57,177	5,359,772
NVIDIA Corp.	100,000	20,249,000
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	539,000	26,065,861
		78,594,237
Systems Software–7.90%
CrowdStrike Holdings, Inc., Class A(b)	40,145	21,799,137
Microsoft Corp.	13,683	7,085,194
ServiceNow, Inc.(b)	20,287	18,649,433
		47,533,764
Transaction & Payment Processing Services–9.49%
Adyen N.V. (Netherlands)(b)(d)	5,645	9,672,618
Mastercard, Inc., Class A	51,462	28,406,510
Visa, Inc., Class A	55,884	19,041,914
		57,121,042
Total Common Stocks & Other Equity Interests (Cost $285,373,508)		599,862,788
Money Market Funds–0.20%
Invesco Government & Agency Portfolio, Institutional Class, 4.06%(e)(f)	434,934	434,934
Invesco Treasury Portfolio, Institutional Class, 3.96%(e)(f)	807,736	807,736
Total Money Market Funds (Cost $1,242,670)		1,242,670
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.89% (Cost $286,616,178)		601,105,458
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.99%
Invesco Private Government Fund, 4.13%(e)(f)(g)	1,652,862	1,652,862
Invesco Private Prime Fund, 4.30%(e)(f)(g)	4,298,715	4,300,005
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,952,907)		5,952,867
TOTAL INVESTMENTS IN SECURITIES–100.88% (Cost $292,569,085)		607,058,325
OTHER ASSETS LESS LIABILITIES—(0.88)%		(5,315,403)
NET ASSETS–100.00%		$601,742,922
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco Global Focus Fund

Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2025.
(d)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2025 represented 1.61% of the Fund’s Net Assets.

(e)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,034,474	$23,046,016	$(23,645,556)	$-	$-	$434,934	$19,201
Invesco Treasury Portfolio, Institutional Class	1,921,165	42,799,746	(43,913,175)	-	-	807,736	35,368
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	31,762,824	(30,109,962)	-	-	1,652,862	17,428*
Invesco Private Prime Fund	3,281,189	72,250,919	(71,231,925)	(40)	(138)	4,300,005	43,347*
Total	$6,236,828	$169,859,505	$(168,900,618)	$(40)	$(138)	$7,195,537	$115,344

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco Global Focus Fund

Statement of Assets and Liabilities
October 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost $285,373,508)*	$599,862,788
Investments in affiliated money market funds, at value (Cost $7,195,577)	7,195,537
Cash	100,000
Receivable for:
Investments sold	613,395
Fund shares sold	244,001
Dividends	310,661
Foreign withholding tax claims	33,095
Investment for trustee deferred compensation and retirement plans	39,262
Other assets	50,692
Total assets	608,449,431
Liabilities:
Payable for:
Fund shares reacquired	393,935
Amount due custodian - foreign currency, at value (Cost $163)	163
Collateral upon return of securities loaned	5,952,907
Accrued fees to affiliates	258,522
Accrued trustees’ and officers’ fees and benefits	1,382
Accrued other operating expenses	60,338
Trustee deferred compensation and retirement plans	39,262
Total liabilities	6,706,509
Net assets applicable to shares outstanding	$601,742,922
Net assets consist of:
Shares of beneficial interest	$226,179,230
Distributable earnings	375,563,692
$601,742,922
Net Assets:
Class A	$330,593,410
Class C	$21,435,399
Class R	$36,296,437
Class Y	$162,654,993
Class R5	$13,678
Class R6	$50,749,005
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	3,642,805
Class C	273,102
Class R	420,103
Class Y	1,717,079
Class R5	147
Class R6	523,517
Class A:
Net asset value per share	$90.75
Maximum offering price per share (Net asset value of $90.75 ÷ 94.50%)	$96.03
Class C:
Net asset value and offering price per share	$78.49
Class R:
Net asset value and offering price per share	$86.40
Class Y:
Net asset value and offering price per share	$94.73
Class R5:
Net asset value and offering price per share	$93.05
Class R6:
Net asset value and offering price per share	$96.94

*	At October 31, 2025, security with a value of $5,987,004 was on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco Global Focus Fund

Statement of Operations
For the year ended October 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $137,664)	$3,059,032
Dividends from affiliated money market funds (includes net securities lending income of $2,520)	57,089
Foreign withholding tax claims	66,847
Total investment income	3,182,968
Expenses:
Advisory fees	4,477,340
Administrative services fees	81,497
Custodian fees	9,093
Distribution fees:
Class A	771,614
Class C	225,313
Class R	169,275
Transfer agent fees — A, C, R and Y	751,680
Transfer agent fees — R5	4
Transfer agent fees — R6	13,162
Trustees’ and officers’ fees and benefits	25,427
Registration and filing fees	88,833
Reports to shareholders	42,622
Professional services fees	73,017
Other	17,451
Total expenses	6,746,328
Less: Fees waived and/or expense offset arrangement(s)	(20,976)
Net expenses	6,725,352
Net investment income (loss)	(3,542,384)
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	71,445,020
Affiliated investment securities	(138)
Foreign currencies	22,944
Forward foreign currency contracts	(157)
71,467,669
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	41,961,716
Affiliated investment securities	(40)
Foreign currencies	15,902
41,977,578
Net realized and unrealized gain	113,445,247
Net increase in net assets resulting from operations	$109,902,863
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco Global Focus Fund

Statement of Changes in Net Assets
For the years ended October 31, 2025 and 2024
	2025	2024
Operations:
Net investment income (loss)	$(3,542,384)	$(3,774,454)
Net realized gain	71,467,669	35,302,631
Change in net unrealized appreciation	41,977,578	136,913,574
Net increase in net assets resulting from operations	109,902,863	168,441,751
Distributions to shareholders from distributable earnings:
Class A	(4,892,748)	—
Class C	(438,616)	—
Class R	(534,818)	—
Class Y	(2,433,654)	—
Class R5	(194)	—
Class R6	(609,122)	—
Total distributions from distributable earnings	(8,909,152)	—
Share transactions–net:
Class A	(29,948,693)	(31,176,453)
Class C	(6,590,616)	(7,536,435)
Class R	(1,098,131)	(4,921,942)
Class Y	(25,203,667)	(40,785,656)
Class R5	(495)	395
Class R6	5,520,538	(4,990,066)
Net increase (decrease) in net assets resulting from share transactions	(57,321,064)	(89,410,157)
Net increase in net assets	43,672,647	79,031,594
Net assets:
Beginning of year	558,070,275	479,038,681
End of year	$601,742,922	$558,070,275
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco Global Focus Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/25	$76.11	$(0.55)	$16.43	$15.88	$(1.24)	$90.75	21.05%	$330,593	1.23%	1.23%	(0.68)%	17%
Year ended 10/31/24	55.79	(0.51)	20.83	20.32	—	76.11	36.42	305,448	1.25	1.25	(0.71)	13
Year ended 10/31/23	45.11	(0.48)	11.16	10.68	—	55.79	23.68	247,965	1.28	1.28	(0.86)	9
Year ended 10/31/22	85.76	(0.51)(d)	(37.02)	(37.53)	(3.12)	45.11	(45.25)	206,115	1.23	1.23	(0.85)(d)	25
Year ended 10/31/21	72.26	(0.84)	17.88	17.04	(3.54)	85.76	24.30 (e)	414,186	1.18 (e)	1.18 (e)	(1.03)(e)	24
Class C
Year ended 10/31/25	66.48	(1.01)	14.26	13.25	(1.24)	78.49	20.13	21,435	1.98	1.98	(1.43)	17
Year ended 10/31/24	49.10	(0.92)	18.30	17.38	—	66.48	35.40	24,515	2.00	2.00	(1.46)	13
Year ended 10/31/23	40.00	(0.80)	9.90	9.10	—	49.10	22.75	23,898	2.03	2.03	(1.61)	9
Year ended 10/31/22	77.00	(0.89)(d)	(32.99)	(33.88)	(3.12)	40.00	(45.66)	22,964	1.98	1.98	(1.60)(d)	25
Year ended 10/31/21	65.69	(1.31)	16.16	14.85	(3.54)	77.00	23.36	70,996	1.94	1.94	(1.79)	24
Class R
Year ended 10/31/25	72.69	(0.72)	15.67	14.95	(1.24)	86.40	20.76	36,296	1.48	1.48	(0.93)	17
Year ended 10/31/24	53.41	(0.66)	19.94	19.28	—	72.69	36.10	31,493	1.50	1.50	(0.96)	13
Year ended 10/31/23	43.29	(0.60)	10.72	10.12	—	53.41	23.38	26,757	1.53	1.53	(1.11)	9
Year ended 10/31/22	82.63	(0.64)(d)	(35.58)	(36.22)	(3.12)	43.29	(45.38)	21,519	1.48	1.48	(1.10)(d)	25
Year ended 10/31/21	69.91	(1.02)	17.28	16.26	(3.54)	82.63	23.99	39,611	1.44	1.44	(1.29)	24
Class Y
Year ended 10/31/25	79.20	(0.36)	17.13	16.77	(1.24)	94.73	21.36	162,655	0.98	0.98	(0.43)	17
Year ended 10/31/24	57.91	(0.34)	21.63	21.29	—	79.20	36.76	159,465	1.00	1.00	(0.46)	13
Year ended 10/31/23	46.71	(0.35)	11.55	11.20	—	57.91	23.98	149,616	1.03	1.03	(0.61)	9
Year ended 10/31/22	88.48	(0.38)(d)	(38.27)	(38.65)	(3.12)	46.71	(45.11)	174,208	0.98	0.98	(0.60)(d)	25
Year ended 10/31/21	74.28	(0.66)	18.40	17.74	(3.54)	88.48	24.60	453,276	0.94	0.94	(0.79)	24
Class R5
Year ended 10/31/25	77.73	(0.27)	16.83	16.56	(1.24)	93.05	21.50	14	0.87	0.87	(0.32)	17
Year ended 10/31/24	56.76	(0.26)	21.23	20.97	—	77.73	36.94	12	0.89	0.89	(0.35)	13
Year ended 10/31/23	45.71	(0.27)	11.32	11.05	—	56.76	24.17	8	0.88	0.88	(0.46)	9
Year ended 10/31/22	86.56	(0.29)(d)	(37.44)	(37.73)	(3.12)	45.71	(45.05)	7	0.85	0.85	(0.47)(d)	25
Year ended 10/31/21	72.67	(0.56)	17.99	17.43	(3.54)	86.56	24.72	13	0.84	0.84	(0.69)	24
Class R6
Year ended 10/31/25	80.94	(0.27)	17.51	17.24	(1.24)	96.94	21.49	50,749	0.87	0.87	(0.32)	17
Year ended 10/31/24	59.11	(0.27)	22.10	21.83	—	80.94	36.93	37,137	0.89	0.89	(0.35)	13
Year ended 10/31/23	47.62	(0.28)	11.77	11.49	—	59.11	24.13	30,794	0.90	0.90	(0.48)	9
Year ended 10/31/22	90.02	(0.30)(d)	(38.98)	(39.28)	(3.12)	47.62	(45.04)	26,910	0.85	0.85	(0.47)(d)	25
Year ended 10/31/21	75.43	(0.58)	18.71	18.13	(3.54)	90.02	24.74	55,502	0.84	0.84	(0.69)	24

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)
Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the year ended October 31, 2022. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $(0.60) and (1.00)%, $(0.98) and (1.75)%, $(0.73)
and (1.25)%, $(0.47) and (0.75)%, $(0.38) and (0.62)%, $(0.39) and (0.62)% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)	The total return, ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the year ended October 31, 2021.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco Global Focus Fund

Notes to Financial Statements
October 31, 2025
NOTE 1—Significant Accounting Policies
Invesco Global Focus Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
8
Invesco Global Focus Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.
As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2025, the Fund did not enter into any closing agreements.
G.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6.  Sub-accounting fees attributable to Class R5 are charged to the operations of the class.  Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
I.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact
9
Invesco Global Focus Fund

overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement notes disclosures only and did not affect the Fund’s financial position or the results of its operations.
K.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2025, the Fund paid the Adviser fees for securities lending agent services, which were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
L.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
M.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
N.
Other Risks - Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly
10
Invesco Global Focus Fund

and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $500 million	0.800%
Next $500 million	0.750%
Over $1 billion	0.720%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended October 31, 2025, the effective advisory fee rate incurred by the Fund was 0.78%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2025, the Adviser waived advisory fees of $1,478.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2025, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2025, IDI advised the Fund that IDI retained $46,259 in front-end sales commissions from the sale of Class A shares and $1 and $735 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended October 31, 2025, the Fund incurred $2,051 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
11
Invesco Global Focus Fund

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$477,662,414	$122,200,374	$—	$599,862,788
Money Market Funds	1,242,670	5,952,867	—	7,195,537
Total Investments	$478,905,084	$128,153,241	$—	$607,058,325
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Effect of Derivative Investments for the year ended October 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(157)
The table below summarizes the average notional value of derivatives held during the period.
Forward Foreign Currency Contracts
Average notional value	$605,708

NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2025, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $19,498.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
12
Invesco Global Focus Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2025 and 2024:
	2025	2024
Long-term capital gain	$8,909,152	$—

Tax Components of Net Assets at Period-End:
2025
Undistributed long-term capital gain	$65,949,096
Net unrealized appreciation — investments	312,406,070
Net unrealized appreciation — foreign currencies	14,476
Temporary book/tax differences	(28,893)
Late-Year ordinary loss deferral	(2,777,057)
Shares of beneficial interest	226,179,230
Total net assets	$601,742,922
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, passive foreign investment companies and distributions.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of October 31, 2025.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2025 was $94,961,299 and $162,975,985, respectively. As of October 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$315,612,299
Aggregate unrealized (depreciation) of investments	(3,206,229)
Net unrealized appreciation of investments	$312,406,070
Cost of investments for tax purposes is $294,652,255.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of net operating losses and equalization, on October 31, 2025, undistributed net investment income (loss) was increased by $2,600,155, undistributed net realized gain was decreased by $4,585,450 and shares of beneficial interest was increased by $1,985,295. This reclassification had no effect on the net assets of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended October 31, 2025(a)		Year ended October 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Class A	267,114	$21,806,374	466,666	$33,469,124
Class C	45,248	3,233,977	61,467	3,872,614
Class R	70,357	5,445,268	78,756	5,453,510
Class Y	153,376	13,063,404	250,926	18,841,324
Class R5	13	1,011	7	500
Class R6	181,141	15,630,286	119,906	9,032,808
Issued as reinvestment of dividends:
Class A	56,859	4,639,152	-	-
Class C	5,852	415,702	-	-
Class R	6,863	534,190	-	-
Class Y	21,431	1,821,242	-	-
Class R6	5,386	467,959	-	-
13
Invesco Global Focus Fund

Summary of Share Activity
	Year ended October 31, 2025(a)		Year ended October 31, 2024
	Shares	Amount	Shares	Amount
Automatic conversion of Class C shares to Class A shares:
Class A	48,106	$3,860,759	49,861	$3,602,191
Class C	(55,366)	(3,860,759)	(56,870)	(3,602,191)
Reacquired:
Class A	(742,545)	(60,254,978)	(948,115)	(68,247,768)
Class C	(91,404)	(6,379,536)	(122,580)	(7,806,858)
Class R	(90,371)	(7,077,589)	(146,480)	(10,375,452)
Class Y	(471,119)	(40,088,313)	(821,103)	(59,626,980)
Class R5	(19)	(1,506)	(2)	(105)
Class R6	(121,855)	(10,577,707)	(182,004)	(14,022,874)
Net increase (decrease) in share activity	(710,933)	$(57,321,064)	(1,249,565)	$(89,410,157)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

14
Invesco Global Focus Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco Global Focus Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Focus Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the "Fund") as of October 31, 2025, the related statement of operations for the year ended October 31, 2025, the statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the five years in the period ended October 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 18, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
15
Invesco Global Focus Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 16, 2025, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Focus Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH*, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2025.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees.  The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them.  The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the Board’s annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process). In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior
Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 6, 2025 and June 16-18, 2025, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent.  The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2024 to the performance of funds in the Broadridge performance universe and against the MSCI All Country World Growth Index (Index).  The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period, the fourth quintile for the three year period and the second quintile for the five year period (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis).  The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.
16
Invesco Global Focus Fund

The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each reasonably comparable to the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.  The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such relative total expenses.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.  Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses.  The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.  The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.  The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
17
Invesco Global Focus Fund

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
* Effective as of August 29, 2025, Invesco Asset Management Deutschland GmbH merged into Invesco Management S.A.
18
Invesco Global Focus Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$13,422,152
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
19
Invesco Global Focus Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
20
Invesco Global Focus Fund

SEC file number(s): 811-06463 and 033-44611
Invesco Distributors, Inc.
O-GLF-NCSR

Annual Financial Statements and Other Information
October 31, 2025
Invesco Global Fund
Nasdaq:
A: OPPAX ■ C: OGLCX ■ R: OGLNX ■ Y: OGLYX ■ R5: GFDDX ■ R6: OGLIX

2	Schedule of Investments
4	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Approval of Investment Advisory and Sub-Advisory Contracts
19	Tax Information
20	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
October 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–100.50%
Argentina–0.16%
Ciro Holding S.A.(a)(b)	79,422,317,553	$15,010,818
Brazil–0.60%
MercadoLibre, Inc.(c)(d)	24,212	56,347,619
Canada–2.55%
Shopify, Inc., Class A(c)	1,387,135	241,167,291
China–2.87%
JD.com, Inc., ADR(d)	5,311,373	175,487,764
Tencent Holdings Ltd.	1,181,700	95,986,771
		271,474,535
France–6.55%
Airbus SE	1,368,335	337,391,768
EssilorLuxottica S.A.	321,107	117,595,367
LVMH Moet Hennessy Louis Vuitton SE	232,276	164,177,924
		619,165,059
Germany–2.90%
Allianz SE	178,922	71,898,302
SAP SE	777,767	202,275,696
		274,173,998
India–5.29%
DLF Ltd.	37,515,765	319,363,881
HDFC Bank Ltd.	4,314,116	47,967,971
ICICI Bank Ltd., ADR	4,403,275	133,419,232
		500,751,084
Israel–0.31%
Nice Ltd., ADR(c)(d)	213,249	29,142,608
Italy–1.02%
Brunello Cucinelli S.p.A.	768,461	77,882,233
Moncler S.p.A.	311,299	18,674,625
		96,556,858
Japan–2.11%
Capcom Co. Ltd.	2,613,000	68,233,536
Hoya Corp.	343,400	55,779,151
Keyence Corp.	153,412	56,936,486
Nintendo Co. Ltd.	223,700	19,079,348
		200,028,521
Netherlands–2.43%
Adyen N.V.(c)(e)	74,849	128,252,578
ASML Holding N.V.	29,159	30,830,083
BE Semiconductor Industries N.V.	284,760	48,550,464
Universal Music Group N.V.	836,649	22,440,582
		230,073,707
Spain–0.81%
Amadeus IT Group S.A.	999,234	76,382,140
Sweden–1.96%
Assa Abloy AB, Class B	1,486,702	56,025,709
Atlas Copco AB, Class A(d)	2,768,355	46,386,704
Shares		Value
Sweden–(continued)
Spotify Technology S.A.(c)	127,055	$83,261,683
		185,674,096
Switzerland–1.95%
Galderma Group AG, Class A	344,283	63,937,486
Lonza Group AG	173,906	120,087,567
		184,025,053
Taiwan–4.70%
Taiwan Semiconductor Manufacturing Co. Ltd.	9,199,000	444,860,570
United States–64.29%
Alphabet, Inc., Class A	3,571,240	1,004,196,976
Amazon.com, Inc.(c)	1,086,055	265,236,352
Analog Devices, Inc.	1,036,224	242,611,125
ARM Holdings PLC, ADR(c)(d)	510,346	86,666,958
Boston Scientific Corp.(c)	1,342,893	135,256,183
Broadcom, Inc.	844,146	312,021,686
Cadence Design Systems, Inc.(c)(d)	149,703	50,702,909
Ecolab, Inc.	203,676	52,222,526
Eli Lilly and Co.	277,285	239,258,135
Equifax, Inc.(d)	355,214	74,985,675
IDEXX Laboratories, Inc.(c)	71,597	45,071,028
Intuit, Inc.	375,569	250,711,086
Intuitive Surgical, Inc.(c)	261,302	139,608,433
IQVIA Holdings, Inc.(c)	177,736	38,472,735
Lam Research Corp.	1,897,907	298,844,436
Linde PLC	63,721	26,654,494
Marriott International, Inc., Class A(d)	338,455	88,194,604
Marvell Technology, Inc.	1,415,171	132,658,130
Mastercard, Inc., Class A	155,368	85,761,582
Meta Platforms, Inc., Class A	847,524	549,492,185
Microsoft Corp.	567,269	293,737,561
Netflix, Inc.(c)	142,300	159,213,778
NVIDIA Corp.	2,648,627	536,320,481
Phathom Pharmaceuticals, Inc.(c)(d)	1,975,378	26,766,372
S&P Global, Inc.	718,277	349,951,737
ServiceNow, Inc.(c)	57,589	52,940,416
Stryker Corp.	108,646	38,704,051
Thermo Fisher Scientific, Inc.	230,127	130,571,759
TJX Cos., Inc. (The)	476,702	66,805,018
Visa, Inc., Class A	839,996	286,220,237
Zoetis, Inc.	146,824	21,155,870
		6,081,014,518
Total Common Stocks & Other Equity Interests (Cost $4,099,929,735)		9,505,848,475
Money Market Funds–0.14%
Invesco Government & Agency Portfolio, Institutional Class, 4.06%(a)(f)	4,817,879	4,817,879
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco Global Fund

Shares		Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 3.96%(a)(f)	8,947,489	$8,947,489
Total Money Market Funds (Cost $13,765,368)		13,765,368
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.64% (Cost $4,113,695,103)		9,519,613,843
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.14%
Invesco Private Government Fund, 4.13%(a)(f)(g)	29,583,801	29,583,801
Shares		Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 4.30%(a)(f)(g)	78,362,508	$78,386,016
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $107,976,039)		107,969,817
TOTAL INVESTMENTS IN SECURITIES—101.78% (Cost $4,221,671,142)		9,627,583,660
OTHER ASSETS LESS LIABILITIES–(1.78)%		(168,691,951)
NET ASSETS–100.00%		$9,458,891,709
Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,425,596	$296,653,742	$(293,261,459)	$-	$-	$4,817,879	$173,096
Invesco Treasury Portfolio, Institutional Class	2,647,536	550,928,376	(544,628,423)	-	-	8,947,489	289,301
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	32,979,192	881,071,578	(884,466,969)	-	-	29,583,801	1,289,196*
Invesco Private Prime Fund	78,617,477	1,760,959,992	(1,761,180,319)	(6,222)	(4,912)	78,386,016	3,393,045*
Investments in Other Affiliates:
Ciro Holding S.A.	21,244,913	-	-	(6,234,095)	-	15,010,818	-
Total	$136,914,714	$3,489,613,688	$(3,483,537,170)	$(6,240,317)	$(4,912)	$136,746,003	$5,144,638

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(b)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(c)	Non-income producing security.
(d)	All or a portion of this security was out on loan at October 31, 2025.
(e)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2025 represented 1.36% of the Fund’s Net Assets.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco Global Fund

Statement of Assets and Liabilities
October 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost $4,088,272,401)*	$9,490,837,657
Investments in affiliates, at value (Cost $133,398,741)	136,746,003
Cash	7,000,070
Foreign currencies, at value (Cost $714,915)	714,968
Receivable for:
Investments sold	25,741,834
Fund shares sold	1,953,226
Dividends	5,327,549
Investment for trustee deferred compensation and retirement plans	1,030,042
Other assets	83,746
Total assets	9,669,435,095
Liabilities:
Payable for:
Investments purchased	52,601,193
Dividends	11
Fund shares reacquired	5,417,862
Accrued foreign taxes	38,809,742
Collateral upon return of securities loaned	107,976,039
Accrued fees to affiliates	3,482,496
Accrued trustees’ and officers’ fees and benefits	325,488
Accrued other operating expenses	412,524
IRS closing agreement fees for foreign withholding tax claims	478,465
Trustee deferred compensation and retirement plans	1,039,566
Total liabilities	210,543,386
Net assets applicable to shares outstanding	$9,458,891,709
Net assets consist of:
Shares of beneficial interest	$2,363,178,168
Distributable earnings	7,095,713,541
$9,458,891,709
Net Assets:
Class A	$6,335,445,602
Class C	$111,195,589
Class R	$192,403,082
Class Y	$1,261,006,223
Class R5	$9,757,188
Class R6	$1,549,084,025
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	58,745,547
Class C	1,300,974
Class R	1,842,963
Class Y	11,441,497
Class R5	87,870
Class R6	13,901,262
Class A:
Net asset value per share	$107.85
Maximum offering price per share (Net asset value of $107.85 ÷ 94.50%)	$114.13
Class C:
Net asset value and offering price per share	$85.47
Class R:
Net asset value and offering price per share	$104.40
Class Y:
Net asset value and offering price per share	$110.21
Class R5:
Net asset value and offering price per share	$111.04
Class R6:
Net asset value and offering price per share	$111.43

*	At October 31, 2025, securities with an aggregate value of $103,527,862 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco Global Fund

Statement of Operations
For the year ended October 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $5,282,310)	$74,606,549
Dividends from affiliated money market funds (includes net securities lending income of $696,253)	1,158,650
Total investment income	75,765,199
Expenses:
Advisory fees	58,690,112
Administrative services fees	1,284,618
Custodian fees	366,117
Distribution fees:
Class A	13,949,040
Class C	1,138,073
Class R	919,175
Transfer agent fees — A, C, R and Y	9,706,847
Transfer agent fees — R5	9,304
Transfer agent fees — R6	421,457
Trustees’ and officers’ fees and benefits	88,605
Registration and filing fees	195,327
Reports to shareholders	305,104
Professional services fees	190,776
Other	(191,260)
Total expenses	87,073,295
Less: Fees waived and/or expense offset arrangement(s)	(218,174)
Net expenses	86,855,121
Net investment income (loss)	(11,089,922)
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $6,666,000)	1,995,092,918
Affiliated investment securities	(4,912)
Foreign currencies	(3,675,798)
1,991,412,208
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $9,217,349)	(509,708,635)
Affiliated investment securities	(6,240,317)
Foreign currencies	405,080
(515,543,872)
Net realized and unrealized gain	1,475,868,336
Net increase in net assets resulting from operations	$1,464,778,414
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco Global Fund

Statement of Changes in Net Assets
For the years ended October 31, 2025 and 2024
	2025	2024
Operations:
Net investment income (loss)	$(11,089,922)	$2,452,362
Net realized gain	1,991,412,208	1,011,525,169
Change in net unrealized appreciation (depreciation)	(515,543,872)	1,601,556,508
Net increase in net assets resulting from operations	1,464,778,414	2,615,534,039
Distributions to shareholders from distributable earnings:
Class A	(656,874,497)	(571,159,610)
Class C	(15,910,002)	(15,496,785)
Class R	(20,607,152)	(17,759,400)
Class Y	(140,959,907)	(127,890,291)
Class R5	(1,003,448)	(1,061,940)
Class R6	(150,594,645)	(137,236,150)
Total distributions from distributable earnings	(985,949,651)	(870,604,176)
Share transactions–net:
Class A	(82,002,955)	(131,171,622)
Class C	(11,523,749)	(17,379,610)
Class R	(757,272)	(3,543,593)
Class Y	(136,061,185)	(96,501,720)
Class R5	(1,325,973)	(788,776)
Class R6	8,960,667	(94,909,133)
Net increase (decrease) in net assets resulting from share transactions	(222,710,467)	(344,294,454)
Net increase in net assets	256,118,296	1,400,635,409
Net assets:
Beginning of year	9,202,773,413	7,802,138,004
End of year	$9,458,891,709	$9,202,773,413
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco Global Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/25	$102.55	$(0.19)	$16.66	$16.47	$(11.17)	$107.85	17.25%(d)	$6,335,446	1.03%(d)	1.03%(d)	(0.19)%(d)	24%
Year ended 10/31/24	84.62	(0.04)	27.59	27.55	(9.62)	102.55	34.55 (d)	6,108,660	1.05 (d)	1.05 (d)	(0.05)(d)	7
Year ended 10/31/23	79.63	(0.05)	15.59	15.54	(10.55)	84.62	20.54 (d)	5,099,198	1.06 (d)	1.06 (d)	(0.05)(d)	7
Year ended 10/31/22	135.11	(0.10)	(46.46)	(46.56)	(8.92)	79.63	(36.79)(d)	4,538,019	1.04 (d)	1.04 (d)	(0.09)(d)	9
Year ended 10/31/21	101.84	(0.52)	40.40	39.88	(6.61)	135.11	40.51 (d)	8,073,179	1.03 (d)	1.03 (d)	(0.42)(d)	7
Class C
Year ended 10/31/25	84.05	(0.75)	13.34	12.59	(11.17)	85.47	16.34	111,196	1.80	1.80	(0.96)	24
Year ended 10/31/24	71.35	(0.66)	22.98	22.32	(9.62)	84.05	33.52	121,722	1.82	1.82	(0.82)	7
Year ended 10/31/23	69.09	(0.59)	13.40	12.81	(10.55)	71.35	19.61	117,135	1.83	1.83	(0.82)	7
Year ended 10/31/22	119.28	(0.77)	(40.50)	(41.27)	(8.92)	69.09	(37.26)	122,529	1.81	1.81	(0.86)	9
Year ended 10/31/21	91.23	(1.30)	35.96	34.66	(6.61)	119.28	39.44	248,647	1.80	1.80	(1.19)	7
Class R
Year ended 10/31/25	99.85	(0.44)	16.16	15.72	(11.17)	104.40	16.95	192,403	1.30	1.30	(0.46)	24
Year ended 10/31/24	82.82	(0.30)	26.95	26.65	(9.62)	99.85	34.17	184,912	1.32	1.32	(0.32)	7
Year ended 10/31/23	78.33	(0.27)	15.31	15.04	(10.55)	82.82	20.21	154,644	1.33	1.33	(0.32)	7
Year ended 10/31/22	133.38	(0.36)	(45.77)	(46.13)	(8.92)	78.33	(36.95)	142,467	1.31	1.31	(0.36)	9
Year ended 10/31/21	100.86	(0.84)	39.97	39.13	(6.61)	133.38	40.16	247,549	1.30	1.30	(0.69)	7
Class Y
Year ended 10/31/25	104.35	0.04	16.99	17.03	(11.17)	110.21	17.52	1,261,006	0.80	0.80	0.04	24
Year ended 10/31/24	85.77	0.19	28.01	28.20	(9.62)	104.35	34.86	1,335,411	0.82	0.82	0.18	7
Year ended 10/31/23	80.42	0.16	15.74	15.90	(10.55)	85.77	20.82	1,168,865	0.83	0.83	0.18	7
Year ended 10/31/22	136.06	0.14	(46.86)	(46.72)	(8.92)	80.42	(36.63)	1,405,313	0.81	0.81	0.14	9
Year ended 10/31/21	102.29	(0.23)	40.61	40.38	(6.61)	136.06	40.84	2,713,045	0.80	0.80	(0.19)	7
Class R5
Year ended 10/31/25	105.03	0.06	17.12	17.18	(11.17)	111.04	17.55	9,757	0.77	0.77	0.07	24
Year ended 10/31/24	86.21	0.27	28.17	28.44	(9.62)	105.03	34.97	10,584	0.74	0.74	0.26	7
Year ended 10/31/23	80.72	0.23	15.81	16.04	(10.55)	86.21	20.93	9,306	0.74	0.74	0.27	7
Year ended 10/31/22	136.38	0.21	(46.95)	(46.74)	(8.92)	80.72	(36.56)	7,132	0.69	0.69	0.26	9
Year ended 10/31/21	102.39	(0.06)	40.66	40.60	(6.61)	136.38	41.03	16	0.66	0.66	(0.05)	7
Class R6
Year ended 10/31/25	105.30	0.14	17.16	17.30	(11.17)	111.43	17.64	1,549,084	0.70	0.70	0.14	24
Year ended 10/31/24	86.39	0.29	28.24	28.53	(9.62)	105.30	34.99	1,441,484	0.72	0.72	0.28	7
Year ended 10/31/23	80.86	0.25	15.83	16.08	(10.55)	86.39	20.94	1,252,990	0.72	0.72	0.29	7
Year ended 10/31/22	136.59	0.26	(47.07)	(46.81)	(8.92)	80.86	(36.56)	1,520,303	0.69	0.69	0.26	9
Year ended 10/31/21	102.54	(0.07)	40.73	40.66	(6.61)	136.59	41.02	2,629,798	0.66	0.66	(0.05)	7

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)
Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2023, the portfolio turnover calculation excludes the value of securities purchased of $580,042,718 in connection with the acquisition of Invesco Global Growth Fund into the Fund.

(d)
The total return, ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.23% for the years ended
October 31, 2025, 2024, 2023, 2022 and 2021, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco Global Fund

Notes to Financial Statements
October 31, 2025
NOTE 1—Significant Accounting Policies
Invesco Global Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
8
Invesco Global Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.
As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2025, the Fund did not enter into any closing agreements.
G.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6.  Sub-accounting fees attributable to Class R5 are charged to the operations of the class.  Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
I.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact
9
Invesco Global Fund

overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement notes disclosures only and did not affect the Fund’s financial position or the results of its operations.
K.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2025, the Fund paid the Adviser $67,392 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.
L.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
M.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
N.
Other Risks - Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets,
10
Invesco Global Fund

restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have significant adverse effects on the economies of EU member countries. Responses to financial problems by EU countries may not produce the desired results, may limit future growth and economic recovery, may result in social unrest, or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. A number of countries in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments. Separately, the EU faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the EU, such as the departure of the United Kingdom, referred to as “Brexit”, could place the departing member’s currency and banking system under severe stress or even in jeopardy. An exit by other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $250 million	0.800%
Next $250 million	0.770%
Next $500 million	0.750%
Next $1 billion	0.690%
Next $1.5 billion	0.670%
Next $2.5 billion	0.650%
Next $2.5 billion	0.630%
Next $2.5 billion	0.600%
Next $4 billion	0.580%
Next $8 billion	0.560%
Over $23 billion	0.540%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended October 31, 2025, the effective advisory fee rate incurred by the Fund was 0.65%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2025, the Adviser waived advisory fees of $12,626.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to
11
Invesco Global Fund

customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2025, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2025, IDI advised the Fund that IDI retained $207,619 in front-end sales commissions from the sale of Class A shares and $2,194 and $3,798 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended October 31, 2025, the Fund incurred $16,078 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Argentina	$—	$—	$15,010,818	$15,010,818
Brazil	56,347,619	—	—	56,347,619
Canada	241,167,291	—	—	241,167,291
China	175,487,764	95,986,771	—	271,474,535
France	—	619,165,059	—	619,165,059
Germany	—	274,173,998	—	274,173,998
India	133,419,232	367,331,852	—	500,751,084
Israel	29,142,608	—	—	29,142,608
Italy	—	96,556,858	—	96,556,858
Japan	—	200,028,521	—	200,028,521
Netherlands	—	230,073,707	—	230,073,707
Spain	—	76,382,140	—	76,382,140
Sweden	83,261,683	102,412,413	—	185,674,096
Switzerland	—	184,025,053	—	184,025,053
Taiwan	—	444,860,570	—	444,860,570
United States	6,081,014,518	—	—	6,081,014,518
Money Market Funds	13,765,368	107,969,817	—	121,735,185
Total Investments	$6,813,606,083	$2,798,966,759	$15,010,818	$9,627,583,660
NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2025, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $205,548.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
12
Invesco Global Fund

NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2025 and 2024:
	2025	2024
Long-term capital gain	$985,949,651	$870,604,176

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$7,339,671
Undistributed long-term capital gain	1,843,796,933
Net unrealized appreciation — investments	5,328,261,652
Net unrealized appreciation (depreciation) — foreign currencies	(35,702)
Temporary book/tax differences	(1,201,729)
Capital loss carryforward	(82,447,284)
Shares of beneficial interest	2,363,178,168
Total net assets	$9,458,891,709
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of October 31, 2025, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$16,077,238	$66,370,046	$82,447,284
*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2025 was $2,141,873,399 and $3,354,201,636, respectively. As of October 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$5,401,228,281
Aggregate unrealized (depreciation) of investments	(72,966,629)
Net unrealized appreciation of investments	$5,328,261,652
Cost of investments for tax purposes is $4,299,322,008.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of equalization, on October 31, 2025, undistributed net investment income (loss) was decreased by $10,341,798, undistributed net realized gain was decreased by $140,504,201 and shares of beneficial interest was increased by $150,845,999. This reclassification had no effect on the net assets of the Fund.
13
Invesco Global Fund

NOTE 10—Share Information
	Summary of Share Activity
	Year ended October 31, 2025(a)		Year ended October 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Class A	2,105,594	$205,603,297	2,390,672	$233,195,592
Class C	150,634	11,645,302	168,882	13,659,078
Class R	236,275	22,373,644	254,855	24,313,583
Class Y	1,210,736	120,186,901	1,585,605	157,476,154
Class R5	3,753	367,957	11,098	1,063,229
Class R6	2,150,928	208,644,936	1,683,247	169,332,966
Issued as reinvestment of dividends:
Class A	6,223,168	604,829,693	6,183,134	540,282,065
Class C	201,081	15,595,881	212,218	15,298,852
Class R	217,657	20,527,204	207,490	17,694,688
Class Y	1,232,842	122,199,284	1,277,123	113,319,104
Class R5	10,030	1,001,534	11,881	1,060,291
Class R6	1,481,785	148,385,905	1,520,600	136,017,676
Automatic conversion of Class C shares to Class A shares:
Class A	174,005	16,976,403	209,738	20,355,491
Class C	(218,383)	(16,976,403)	(254,345)	(20,355,491)
Reacquired:
Class A	(9,323,800)	(909,412,348)	(9,478,648)	(925,004,770)
Class C	(280,653)	(21,788,529)	(320,141)	(25,982,049)
Class R	(462,785)	(43,658,120)	(477,874)	(45,551,864)
Class Y	(3,799,522)	(378,447,370)	(3,692,906)	(367,296,978)
Class R5	(26,687)	(2,695,464)	(30,151)	(2,912,296)
Class R6	(3,421,365)	(348,070,174)	(4,016,983)	(400,259,775)
Net increase (decrease) in share activity	(2,134,707)	$(222,710,467)	(2,554,505)	$(344,294,454)

(a)
There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 5% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

14
Invesco Global Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco Global Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the "Fund") as of October 31, 2025, the related statement of operations for the year ended October 31, 2025, the statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the five years in the period ended October 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31,2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 18, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
15
Invesco Global Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 16, 2025, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH*, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2025.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees.  The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them.  The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the Board’s annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process). In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 6, 2025 and June 16-18, 2025, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent.  The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2024 to the performance of funds in the Broadridge performance universe and against the MSCI All Country World Growth Index (Index).  The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and three year periods and the fourth quintile for the five year period (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis).  The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund
16
Invesco Global Fund

performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were reasonably comparable to and below, respectively, the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.  Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also compared the Fund’s advisory fee rate before the application of advisory fee waivers/expense limitations to the effective advisory fee rates before the application of advisory fee waivers/expense limitations of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2024.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses.  The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.  The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.  The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent,
17
Invesco Global Fund

including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
* Effective as of August 29, 2025, Invesco Asset Management Deutschland GmbH merged into Invesco Management S.A.
18
Invesco Global Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$1,136,795,651
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
19
Invesco Global Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
20
Invesco Global Fund

SEC file number(s): 811-06463 and 033-44611
Invesco Distributors, Inc.
O-GLBL-NCSR

Annual Financial Statements and Other Information
October 31, 2025
Invesco Global Opportunities Fund
Nasdaq:
A: OPGIX ■ C: OGICX ■ R: OGINX ■ Y: OGIYX ■ R5: GOFFX ■ R6: OGIIX

2	Schedule of Investments
5	Financial Statements
8	Financial Highlights
9	Notes to Financial Statements
16	Report of Independent Registered Public Accounting Firm
17	Approval of Investment Advisory and Sub-Advisory Contracts
20	Tax Information
21	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
October 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–97.77%
Australia–1.39%
ALS Ltd.	631,849	$8,967,648
Cochlear Ltd.	38,422	7,213,338
Computershare Ltd.	459,345	10,973,550
Woolworths Group Ltd.	305,981	5,684,819
		32,839,355
Austria–0.35%
ANDRITZ AG	110,730	8,371,833
Brazil–3.06%
Embraer S.A., ADR(a)	194,992	12,573,084
Itausa S.A., Preference Shares	5,760,300	12,473,628
Odontoprev S.A.	2,395,332	5,667,818
Raia Drogasil S.A.	3,407,900	12,668,891
TOTVS S.A.	1,291,900	10,654,672
WEG S.A.	2,338,642	18,300,696
		72,338,789
Canada–1.91%
CCL Industries, Inc., Class B	208,021	11,604,266
Celestica, Inc.(b)	62,764	21,620,943
Metro, Inc.	81,448	5,429,092
Sprott, Inc.	80,203	6,572,636
		45,226,937
China–0.72%
Chow Tai Fook Jewellery Group Ltd.(a)	4,875,600	9,542,632
Tingyi Cayman Islands Holding Corp.	5,492,000	7,535,181
		17,077,813
Denmark–0.93%
ChemoMetec A/S	110,976	13,562,433
Pandora A/S	63,806	8,537,797
		22,100,230
Finland–0.61%
Elisa OYJ	163,652	7,211,195
Wartsila OYJ Abp	218,589	7,151,597
		14,362,792
France–2.20%
Alten S.A.	83,546	6,880,454
Gaztransport Et Technigaz S.A.	48,749	9,653,761
Interparfums S.A.	151,818	4,993,925
Lectra	178,219	4,726,385
Legrand S.A.	76,611	13,229,778
Neurones	170,191	7,730,639
Thermador Groupe	30,160	2,655,667
Vetoquinol S.A.	24,380	2,096,607
		51,967,216
Germany–2.37%
Atoss Software SE	28,327	3,799,083
Carl Zeiss Meditec AG, BR	402,007	20,390,160
CTS Eventim AG & Co. KGaA	142,770	12,790,957
FUCHS SE, Preference Shares	177,372	7,939,976
Shares		Value
Germany–(continued)
Knorr-Bremse AG	119,356	$11,105,833
		56,026,009
Hong Kong–0.36%
HKT Trust & HKT Ltd.	5,842,000	8,530,323
Indonesia–1.26%
PT Indofood CBP Sukses Makmur Tbk	9,388,200	4,906,338
PT Selamat Sempurna Tbk	31,986,700	3,692,217
PT Telkom Indonesia (Persero) Tbk	79,242,100	15,328,167
PT United Tractors Tbk	3,580,000	5,788,422
		29,715,144
Ireland–0.53%
AIB Group PLC	1,348,859	12,431,524
Italy–0.83%
Interpump Group S.p.A.	155,450	8,022,825
Recordati Industria Chimica e Farmaceutica S.p.A.	194,575	11,581,445
		19,604,270
Japan–7.23%
As One Corp.	156,800	2,559,586
Azbil Corp.	1,484,900	14,637,231
Disco Corp.	51,100	16,969,438
Fujimi, Inc.	435,200	6,805,751
Fukui Computer Holdings, Inc.	151,000	3,019,019
Funai Soken Holdings, Inc.	157,200	2,476,469
JCU Corp.	71,200	2,099,976
Katitas Co. Ltd.	281,900	4,582,854
Kikkoman Corp.	1,306,500	10,403,703
MEITEC Group Holdings, Inc.	416,300	8,533,544
MISUMI Group, Inc.	374,602	5,840,430
NOF Corp.	277,100	4,930,867
Nomura Research Institute Ltd.	138,391	5,343,699
NSD Co. Ltd.	205,300	4,386,360
OBIC Business Consultants Co. Ltd.	112,800	6,455,582
OBIC Co. Ltd.	354,200	10,987,663
Seria Co. Ltd.	575,800	10,964,313
Shimano, Inc.	70,902	7,428,107
SHO-BOND Holdings Co. Ltd.	219,600	6,968,242
SMS Co. Ltd.	253,200	2,182,351
Sysmex Corp.	542,547	6,048,075
TKC Corp.	201,200	5,264,272
Toyo Suisan Kaisha Ltd.	201,200	14,583,966
USS Co. Ltd.	684,300	7,553,218
		171,024,716
Mexico–0.39%
Gruma S.A.B. de C.V., Class B	545,740	9,261,585
Netherlands–0.33%
IMCD N.V.	75,441	7,817,473
South Africa–0.08%
Hudaco Industries Ltd.	190,248	1,946,716
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco Global Opportunities Fund

Shares		Value
South Korea–1.13%
Coupang, Inc.(b)	324,168	$10,363,651
Coway Co. Ltd. (Acquired 07/09/2025-07/10/2025; Cost $10,293,222)(c)	141,453	8,845,025
NICE Information Service Co. Ltd.	307,862	3,128,922
Park Systems Corp.	26,191	4,461,418
		26,799,016
Sweden–2.32%
Addtech AB, Class B	227,898	7,678,040
Hexpol AB	571,162	5,193,131
Karnov Group AB(b)	498,991	5,887,901
Loomis AB	187,612	7,558,030
MIPS AB(d)	125,059	4,477,825
Mycronic AB	469,773	11,020,302
Svenska Handelsbanken AB, Class A	1,011,141	13,194,710
		55,009,939
Switzerland–3.39%
BKW AG	41,978	9,394,989
Cembra Money Bank AG	63,289	7,237,288
Partners Group Holding AG	18,082	22,143,519
TE Connectivity PLC	77,070	19,037,061
Tecan Group AG, Class R(b)	52,730	9,629,208
VZ Holding AG	65,470	12,789,433
		80,231,498
Taiwan–0.73%
Advantech Co. Ltd.	925,000	9,395,572
Nien Made Enterprise Co. Ltd.	649,000	7,774,905
		17,170,477
United Kingdom–6.20%
Bunzl PLC	417,449	12,689,490
Diploma PLC	105,610	7,791,165
Greggs PLC(a)	247,616	5,248,294
Halma PLC	250,089	11,653,751
Hill & Smith PLC	290,660	8,224,799
Howden Joinery Group PLC	857,226	9,736,255
IMI PLC	394,923	12,415,973
Intertek Group PLC	151,287	10,076,928
Rathbones Group PLC	233,747	5,478,917
Rightmove PLC	678,029	5,953,402
Rotork PLC	2,184,407	9,833,882
Spirax Group PLC	178,889	16,685,460
TechnipFMC PLC	354,646	14,664,612
Weir Group PLC (The)	415,879	16,189,294
		146,642,222
United States–59.45%
Affirm Holdings, Inc.(b)	135,220	9,719,614
Agilent Technologies, Inc.	75,764	11,088,819
Alnylam Pharmaceuticals, Inc.(b)	49,664	22,648,771
Ares Management Corp., Class A	56,926	8,465,465
AutoZone, Inc.(b)	5,632	20,694,390
Axon Enterprise, Inc.(b)	41,711	30,542,046
BWX Technologies, Inc.(a)	79,618	17,007,201
Carpenter Technology Corp.	60,560	19,130,904
Carvana Co.(b)	53,010	16,249,685
Casey’s General Stores, Inc.	30,574	15,690,271
CBRE Group, Inc., Class A(b)	166,581	25,391,942
Shares		Value
United States–(continued)
Cencora, Inc.	100,142	$33,828,969
Cheniere Energy, Inc.	55,490	11,763,880
Chewy, Inc., Class A(b)	108,723	3,666,140
Cloudflare, Inc., Class A(b)	168,683	42,727,404
Comfort Systems USA, Inc.	42,700	41,230,266
CoreWeave, Inc., Class A(b)	89,726	11,997,263
Credo Technology Group Holding Ltd.(b)	116,982	21,948,163
Curtiss-Wright Corp.	40,347	24,035,918
CyberArk Software Ltd.(b)	8,522	4,438,087
D.R. Horton, Inc.	65,254	9,728,066
DoorDash, Inc., Class A(b)	109,728	27,911,511
Duolingo, Inc.(b)	30,671	8,300,799
Dutch Bros, Inc., Class A(b)	120,760	6,707,010
EMCOR Group, Inc.	28,846	19,493,550
Encompass Health Corp.	223,674	25,465,285
Evercore, Inc., Class A	74,359	21,903,187
Fastenal Co.	503,920	20,736,308
Fermi LLC(b)	110,448	2,894,842
Flex Ltd.(b)	466,731	29,180,022
Guidewire Software, Inc.(b)	92,254	21,554,225
HEICO Corp.	63,950	20,321,391
Hilton Worldwide Holdings, Inc.	164,586	42,292,019
Howmet Aerospace, Inc.	220,746	45,462,639
ICON PLC(b)	65,594	11,270,361
IDEXX Laboratories, Inc.(b)	22,961	14,454,179
Insulet Corp.(b)	77,512	24,262,031
ITT, Inc.	120,767	22,350,349
Karman Holdings, Inc.(a)(b)	169,878	14,310,523
Labcorp Holdings, Inc.	43,994	11,172,716
Lattice Semiconductor Corp.(a)(b)	322,662	23,541,420
LPL Financial Holdings, Inc.	57,291	21,616,467
Lumentum Holdings, Inc.(a)(b)	89,893	18,118,833
MACOM Technology Solutions Holdings, Inc.(b)	94,593	14,012,061
Martin Marietta Materials, Inc.	11,755	7,206,990
MasTec, Inc.(b)	83,654	17,078,801
MongoDB, Inc.(b)	56,933	20,485,632
Monolithic Power Systems, Inc.	43,820	44,039,100
Nasdaq, Inc.	246,841	21,102,437
Natera, Inc.(b)	93,745	18,648,693
NRG Energy, Inc.	97,029	16,675,404
Ollie’s Bargain Outlet Holdings, Inc.(b)	146,324	17,677,402
PriceSmart, Inc.(a)	70,634	8,118,672
Pure Storage, Inc., Class A(b)	166,709	16,454,178
Quanta Services, Inc.	77,196	34,671,039
Ralph Lauren Corp.	45,741	14,621,568
Reddit, Inc., Class A(b)	35,763	7,472,679
Robinhood Markets, Inc., Class A(b)	169,609	24,895,209
Roblox Corp., Class A(b)	174,241	19,814,687
Rockwell Automation, Inc.	20,116	7,409,930
Rubrik, Inc., Class A(b)	127,312	9,582,774
ServiceTitan, Inc.(a)(b)	91,228	8,608,274
SPX Technologies, Inc.(b)	57,947	12,973,754
Synchrony Financial	97,286	7,236,133
Take-Two Interactive Software, Inc.(b)	39,430	10,108,669
Tenet Healthcare Corp.(b)	109,747	22,661,658
Teradyne, Inc.	73,458	13,351,726
TKO Group Holdings, Inc.	68,409	12,888,256
Tradeweb Markets, Inc., Class A	70,053	7,382,886
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco Global Opportunities Fund

Shares		Value
United States–(continued)
Ulta Beauty, Inc.(b)	34,402	$17,884,912
Vertiv Holdings Co., Class A	202,101	38,977,199
Viking Holdings Ltd.(b)	322,486	19,623,273
Vistra Corp.	113,842	21,436,449
XPO, Inc.(a)(b)	80,408	11,568,299
Zscaler, Inc.(b)	80,196	26,556,103
		1,406,537,778
Total Common Stocks & Other Equity Interests (Cost $1,964,955,472)		2,313,033,655
Money Market Funds–1.48%
Invesco Government & Agency Portfolio, Institutional Class, 4.06%(e)(f)	12,269,572	12,269,572
Invesco Treasury Portfolio, Institutional Class, 3.96%(e)(f)	22,786,347	22,786,347
Total Money Market Funds (Cost $35,055,919)		35,055,919
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-99.25% (Cost $2,000,011,391)		2,348,089,574
Shares		Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.18%
Invesco Private Government Fund, 4.13%(e)(f)(g)	20,889,766	$20,889,766
Invesco Private Prime Fund, 4.30%(e)(f)(g)	54,389,256	54,405,573
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $75,296,187)		75,295,339
TOTAL INVESTMENTS IN SECURITIES—102.43% (Cost $2,075,307,578)		2,423,384,913
OTHER ASSETS LESS LIABILITIES–(2.43)%		(57,565,404)
NET ASSETS–100.00%		$2,365,819,509
Investment Abbreviations:
ADR	– American Depositary Receipt
BR	– Bearer Shares
Notes to Schedule of Investments:
(a)	All or a portion of this security was out on loan at October 31, 2025.
(b)	Non-income producing security.
(c)	Restricted security. The value of this security at October 31, 2025 represented less than 1% of the Fund’s Net Assets.
(d)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
October 31, 2025 was $4,477,825, which represented less than 1% of the Fund’s Net Assets.

(e)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$9,358,016	$345,205,087	$(342,293,531)	$-	$-	$12,269,572	$914,884
Invesco Treasury Portfolio, Institutional Class	17,379,172	641,095,162	(635,687,987)	-	-	22,786,347	1,684,812
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	23,337,143	352,791,284	(355,238,661)	-	-	20,889,766	793,125*
Invesco Private Prime Fund	36,728,472	755,587,934	(737,910,828)	(635)	630	54,405,573	2,124,033*
Total	$86,802,803	$2,094,679,467	$(2,071,131,007)	$(635)	$630	$110,351,258	$5,516,854

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco Global Opportunities Fund

Statement of Assets and Liabilities
October 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost $1,964,955,472)*	$2,313,033,655
Investments in affiliated money market funds, at value (Cost $110,352,106)	110,351,258
Cash	4,000,000
Foreign currencies, at value (Cost $276,497)	267,911
Receivable for:
Investments sold	16,287,678
Fund shares sold	568,454
Dividends	7,016,152
Investment for trustee deferred compensation and retirement plans	298,538
Other assets	56,721
Total assets	2,451,880,367
Liabilities:
Payable for:
Investments purchased	4,982,985
Fund shares reacquired	4,181,087
Collateral upon return of securities loaned	75,296,187
Accrued fees to affiliates	1,050,880
Accrued trustees’ and officers’ fees and benefits	93,025
Accrued other operating expenses	158,156
Trustee deferred compensation and retirement plans	298,538
Total liabilities	86,060,858
Net assets applicable to shares outstanding	$2,365,819,509
Net assets consist of:
Shares of beneficial interest	$2,126,907,921
Distributable earnings	238,911,588
$2,365,819,509
Net Assets:
Class A	$1,352,220,248
Class C	$65,877,277
Class R	$105,103,214
Class Y	$254,983,506
Class R5	$44,883
Class R6	$587,590,381
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	26,182,998
Class C	1,615,240
Class R	2,192,700
Class Y	4,774,618
Class R5	852
Class R6	10,826,785
Class A:
Net asset value per share	$51.64
Maximum offering price per share (Net asset value of $51.64 ÷ 94.50%)	$54.65
Class C:
Net asset value and offering price per share	$40.78
Class R:
Net asset value and offering price per share	$47.93
Class Y:
Net asset value and offering price per share	$53.40
Class R5:
Net asset value and offering price per share	$52.68
Class R6:
Net asset value and offering price per share	$54.27

*	At October 31, 2025, securities with an aggregate value of $72,507,254 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco Global Opportunities Fund

Statement of Operations
For the year ended October 31, 2025
Investment income:
Interest	$3,501
Dividends (net of foreign withholding taxes of $2,064,316)	28,158,797
Dividends from affiliated money market funds (includes net securities lending income of $238,022)	2,837,718
Foreign withholding tax claims	287,044
Total investment income	31,287,060
Expenses:
Advisory fees	17,522,270
Administrative services fees	353,422
Custodian fees	80,517
Distribution fees:
Class A	3,310,772
Class C	766,176
Class R	534,473
Transfer agent fees — A, C, R and Y	3,173,268
Transfer agent fees — R5	26
Transfer agent fees — R6	184,943
Trustees’ and officers’ fees and benefits	39,916
Registration and filing fees	105,830
Reports to shareholders	302,256
Professional services fees	103,640
Other	32,181
Total expenses	26,509,690
Less: Fees waived and/or expense offset arrangement(s)	(176,625)
Net expenses	26,333,065
Net investment income	4,953,995
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (includes net gains from securities sold to affiliates of $29,370,975)	301,638,109
Affiliated investment securities	630
Foreign currencies	198,529
Forward foreign currency contracts	(79,886)
301,757,382
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $427,924)	(194,265,484)
Affiliated investment securities	(635)
Foreign currencies	335,389
(193,930,730)
Net realized and unrealized gain	107,826,652
Net increase in net assets resulting from operations	$112,780,647
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco Global Opportunities Fund

Statement of Changes in Net Assets
For the years ended October 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$4,953,995	$10,693,078
Net realized gain	301,757,382	500,698,011
Change in net unrealized appreciation (depreciation)	(193,930,730)	202,816,023
Net increase in net assets resulting from operations	112,780,647	714,207,112
Distributions to shareholders from distributable earnings:
Class A	(104,874)	—
Class Y	(996,448)	—
Class R5	(147)	—
Class R6	(2,900,150)	—
Total distributions from distributable earnings	(4,001,619)	—
Share transactions–net:
Class A	(268,583,310)	(396,113,850)
Class C	(33,480,111)	(48,864,386)
Class R	(18,262,874)	(30,069,345)
Class Y	(143,319,565)	(289,286,972)
Class R5	82	(4)
Class R6	(160,714,707)	(297,318,063)
Net increase (decrease) in net assets resulting from share transactions	(624,360,485)	(1,061,652,620)
Net increase (decrease) in net assets	(515,581,457)	(347,445,508)
Net assets:
Beginning of year	2,881,400,966	3,228,846,474
End of year	$2,365,819,509	$2,881,400,966
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco Global Opportunities Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/25	$48.99	$0.05	$2.60	$2.65	$(0.00)	$—	$—	$51.64	5.41%(d)	$1,352,220	1.14%(d)	1.15%(d)	0.12%(d)	136%
Year ended 10/31/24	39.92	0.11	8.96	9.07	—	—	—	48.99	22.72 (d)	1,556,246	1.16 (d)	1.17 (d)	0.24 (d)	62
Year ended 10/31/23	41.51	(0.19)	(1.40)	(1.59)	—	—	—	39.92	(3.83)(d)	1,596,178	1.11 (d)	1.12 (d)	(0.41)(d)	29
Year ended 10/31/22	79.58	(0.34)	(33.80)	(34.14)	—	(3.93)	(3.93)	41.51	(44.95)(d)	1,927,070	1.11 (d)	1.11 (d)	(0.60)(d)	9
Year ended 10/31/21	68.56	(0.57)	18.59	18.02	—	(7.00)	(7.00)	79.58	26.83 (d)	3,991,359	1.04 (d)	1.04 (d)	(0.71)(d)	7
Class C
Year ended 10/31/25	38.98	(0.25)	2.05	1.80	—	—	—	40.78	4.62	65,877	1.90	1.91	(0.64)	136
Year ended 10/31/24	32.01	(0.21)	7.18	6.97	—	—	—	38.98	21.77	97,312	1.92	1.93	(0.52)	62
Year ended 10/31/23	33.54	(0.44)	(1.09)	(1.53)	—	—	—	32.01	(4.56)	120,384	1.87	1.88	(1.17)	29
Year ended 10/31/22	65.56	(0.63)	(27.46)	(28.09)	—	(3.93)	(3.93)	33.54	(45.36)	165,705	1.87	1.87	(1.36)	9
Year ended 10/31/21	57.90	(0.98)	15.64	14.66	—	(7.00)	(7.00)	65.56	25.89	418,630	1.80	1.80	(1.47)	7
Class R
Year ended 10/31/25	45.58	(0.07)	2.42	2.35	—	—	—	47.93	5.15	105,103	1.40	1.41	(0.14)	136
Year ended 10/31/24	37.24	(0.01)	8.35	8.34	—	—	—	45.58	22.40	118,476	1.42	1.43	(0.02)	62
Year ended 10/31/23	38.83	(0.29)	(1.30)	(1.59)	—	—	—	37.24	(4.10)	122,156	1.37	1.38	(0.67)	29
Year ended 10/31/22	74.88	(0.45)	(31.67)	(32.12)	—	(3.93)	(3.93)	38.83	(45.08)	139,891	1.37	1.37	(0.86)	9
Year ended 10/31/21	65.02	(0.73)	17.59	16.86	—	(7.00)	(7.00)	74.88	26.49	274,251	1.30	1.30	(0.97)	7
Class Y
Year ended 10/31/25	50.67	0.17	2.70	2.87	(0.14)	—	(0.14)	53.40	5.68	254,984	0.90	0.91	0.36	136
Year ended 10/31/24	41.19	0.23	9.25	9.48	—	—	—	50.67	23.02	388,468	0.92	0.93	0.48	62
Year ended 10/31/23	42.73	(0.08)	(1.46)	(1.54)	—	—	—	41.19	(3.60)	557,786	0.87	0.88	(0.17)	29
Year ended 10/31/22	81.60	(0.21)	(34.73)	(34.94)	—	(3.93)	(3.93)	42.73	(44.81)	892,146	0.87	0.87	(0.36)	9
Year ended 10/31/21	70.00	(0.38)	18.98	18.60	—	(7.00)	(7.00)	81.60	27.13	2,419,916	0.80	0.80	(0.47)	7
Class R5
Year ended 10/31/25	49.97	0.22	2.66	2.88	(0.17)	—	(0.17)	52.68	5.79	45	0.80	0.80	0.46	136
Year ended 10/31/24	40.59	0.26	9.12	9.38	—	—	—	49.97	23.11	42	0.86	0.86	0.54	62
Year ended 10/31/23	42.08	(0.05)	(1.44)	(1.49)	—	—	—	40.59	(3.54)	35	0.81	0.82	(0.11)	29
Year ended 10/31/22	80.36	(0.16)	(34.19)	(34.35)	—	(3.93)	(3.93)	42.08	(44.77)	625	0.80	0.80	(0.29)	9
Year ended 10/31/21	68.95	(0.28)	18.69	18.41	—	(7.00)	(7.00)	80.36	27.28	1,089	0.68	0.68	(0.35)	7
Class R6
Year ended 10/31/25	51.49	0.25	2.74	2.99	(0.21)	—	(0.21)	54.27	5.84	587,590	0.77	0.77	0.49	136
Year ended 10/31/24	41.81	0.31	9.37	9.68	—	—	—	51.49	23.15	720,856	0.79	0.79	0.61	62
Year ended 10/31/23	43.32	(0.02)	(1.49)	(1.51)	—	—	—	41.81	(3.49)	832,308	0.74	0.75	(0.04)	29
Year ended 10/31/22	82.55	(0.13)	(35.17)	(35.30)	—	(3.93)	(3.93)	43.32	(44.73)	1,118,236	0.73	0.73	(0.22)	9
Year ended 10/31/21	70.67	(0.30)	19.18	18.88	—	(7.00)	(7.00)	82.55	27.28	2,117,391	0.68	0.68	(0.35)	7

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)
The total return, ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the years ended
October 31, 2025, 2024, 2023, 2022 and 2021, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco Global Opportunities Fund

Notes to Financial Statements
October 31, 2025
NOTE 1—Significant Accounting Policies
Invesco Global Opportunities Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
9
Invesco Global Opportunities Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.
As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2025, the Fund did not enter into any closing agreements.
G.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6.  Sub-accounting fees attributable to Class R5 are charged to the operations of the class.  Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
I.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact
10
Invesco Global Opportunities Fund

overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement notes disclosures only and did not affect the Fund’s financial position or the results of its operations.
K.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2025, the Fund paid the Adviser $11,973 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
L.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
M.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
N.
Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to
11
Invesco Global Opportunities Fund

evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $250 million	0.800%
Next $250 million	0.770%
Next $500 million	0.750%
Next $1 billion	0.690%
Next $1.5 billion	0.670%
Next $2.5 billion	0.650%
Next $4 billion	0.630%
Over $10 billion	0.610%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended October 31, 2025, the effective advisory fee rate incurred by the Fund was 0.70%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2025, the Adviser waived advisory fees of $70,749.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2025, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2025, IDI advised the Fund that IDI retained $131,874 in front-end sales commissions from the sale of Class A shares and $1,340 and $3,675 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended October 31, 2025, the Fund incurred $17,122 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
12
Invesco Global Opportunities Fund

NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$32,839,355	$—	$32,839,355
Austria	—	8,371,833	—	8,371,833
Brazil	72,338,789	—	—	72,338,789
Canada	45,226,937	—	—	45,226,937
China	—	17,077,813	—	17,077,813
Denmark	—	22,100,230	—	22,100,230
Finland	—	14,362,792	—	14,362,792
France	—	51,967,216	—	51,967,216
Germany	—	56,026,009	—	56,026,009
Hong Kong	—	8,530,323	—	8,530,323
Indonesia	—	29,715,144	—	29,715,144
Ireland	—	12,431,524	—	12,431,524
Italy	—	19,604,270	—	19,604,270
Japan	—	171,024,716	—	171,024,716
Mexico	9,261,585	—	—	9,261,585
Netherlands	—	7,817,473	—	7,817,473
South Africa	—	1,946,716	—	1,946,716
South Korea	10,363,651	16,435,365	—	26,799,016
Sweden	—	55,009,939	—	55,009,939
Switzerland	19,037,061	61,194,437	—	80,231,498
Taiwan	—	17,170,477	—	17,170,477
United Kingdom	14,664,612	131,977,610	—	146,642,222
United States	1,406,537,778	—	—	1,406,537,778
Money Market Funds	35,055,919	75,295,339	—	110,351,258
Total Investments	$1,612,486,332	$810,898,581	$—	$2,423,384,913
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Effect of Derivative Investments for the year ended October 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(79,886)
13
Invesco Global Opportunities Fund

The table below summarizes the average notional value of derivatives held during the period.
Forward Foreign Currency Contracts
Average notional value	$3,604,270

NOTE 5—Security Transactions with Affiliated Funds
The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an "affiliated person" by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s "current market price", as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended October 31, 2025, the Fund engaged in securities purchases of $397,120,892 and securities sales of $237,108,248, which resulted in net realized gains of $29,370,975.
NOTE 6—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2025, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $105,876.
NOTE 7—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 8—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 9—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2025 and 2024:
	2025	2024
Ordinary income*	$4,001,619	$—

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$4,858,436
Net unrealized appreciation — investments	332,588,825
Net unrealized appreciation — foreign currencies	28,381
Temporary book/tax differences	(361,762)
Capital loss carryforward	(98,202,292)
Shares of beneficial interest	2,126,907,921
Total net assets	$2,365,819,509
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.  The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.  The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
14
Invesco Global Opportunities Fund

The Fund has a capital loss carryforward as of October 31, 2025, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$98,202,292	$—	$98,202,292
*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 10—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2025 was $3,312,091,051 and $3,887,820,944, respectively. As of October 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$388,590,741
Aggregate unrealized (depreciation) of investments	(56,001,916)
Net unrealized appreciation of investments	$332,588,825
Cost of investments for tax purposes is $2,090,796,088.
NOTE 11—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of passive foreign investment companies and foreign currency transactions, on October 31, 2025, undistributed net investment income was increased by $171,564 and undistributed net realized gain (loss) was decreased by $171,564. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
NOTE 12—Share Information
	Summary of Share Activity
	Year ended October 31, 2025(a)		Year ended October 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Class A	1,216,457	$58,358,615	2,093,904	$101,344,954
Class C	164,722	6,258,331	241,681	9,314,589
Class R	276,215	12,257,422	405,309	18,167,443
Class Y	706,032	34,988,970	1,530,315	75,884,664
Class R5	1	12	4	192
Class R6	2,369,828	118,035,119	3,248,617	164,084,693
Issued as reinvestment of dividends:
Class A	1,937	95,274	-	-
Class Y	14,270	723,900	-	-
Class R5	2	118	-	-
Class R6	53,056	2,732,359	-	-
Automatic conversion of Class C shares to Class A shares:
Class A	303,872	14,585,354	329,812	15,941,625
Class C	(383,316)	(14,585,354)	(412,958)	(15,941,625)
Reacquired:
Class A	(7,107,850)	(341,622,553)	(10,637,149)	(513,400,429)
Class C	(662,747)	(25,153,088)	(1,093,337)	(42,237,350)
Class R	(682,745)	(30,520,296)	(1,086,042)	(48,236,788)
Class Y	(3,612,774)	(179,032,435)	(7,404,689)	(365,171,636)
Class R5	(1)	(48)	(4)	(196)
Class R6	(5,594,725)	(281,482,185)	(9,158,362)	(461,402,756)
Net increase (decrease) in share activity	(12,937,766)	$(624,360,485)	(21,942,899)	$(1,061,652,620)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

15
Invesco Global Opportunities Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco Global Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Opportunities Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the "Fund") as of October 31, 2025, the related statement of operations for the year ended October 31, 2025, the statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the five years in the period ended October 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 18, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
16
Invesco Global Opportunities Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 16, 2025, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Opportunities Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH*, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2025.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees.  The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them.  The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the Board’s annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process).  In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior
Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 6, 2025 and June 16-18, 2025, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent.  The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2024 to the performance of funds in the Broadridge performance universe and against the MSCI ACWI ex USA Small Mid Cap Index (Index).  The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis).  The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods.  The Board considered that the Fund’s stock selection in certain sectors and geographic regions, as well as exposure to growth stocks and small- and mid-capitalization companies outside of the U.S., which have underperformed in recent years,  detracted from Fund performance.  The
17
Invesco Global Opportunities Fund

Board also considered that the Fund underwent a change in portfolio management and investment process in 2023.  The Board noted Invesco’s restructuring of its fundamental equity platform to create a unified global platform in an effort to drive improved Fund performance.  The Board considered that as part of such restructuring, certain members of the Fund’s portfolio management team would be changed effective June 23, 2025.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each below the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.  Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses.  The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.  The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.  The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by
18
Invesco Global Opportunities Fund

Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
* Effective as of August 29, 2025, Invesco Asset Management Deutschland GmbH merged into Invesco Management S.A.
19
Invesco Global Opportunities Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2025:
Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
20
Invesco Global Opportunities Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
21
Invesco Global Opportunities Fund

SEC file number(s): 811-06463 and 033-44611
Invesco Distributors, Inc.
O-GLOPP-NCSR

Annual Financial Statements and Other Information
October 31, 2025
Invesco International Growth Fund
Effective August 22, 2025, Invesco Oppenheimer International Growth Fund was renamed Invesco International Growth Fund.
Nasdaq:
A: OIGAX ■ C: OIGCX ■ R: OIGNX ■ Y: OIGYX ■ R5: INGFX ■ R6: OIGIX

2	Schedule of Investments
4	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Approval of Investment Advisory and Sub-Advisory Contracts
19	Tax Information
20	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
October 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–100.05%
Belgium–1.05%
Anheuser-Busch InBev S.A./N.V.	789,371	$48,133,633
Canada–6.29%
Alimentation Couche-Tard, Inc.	1,149,227	58,405,690
Dollarama, Inc.	1,063,917	138,292,901
Shopify, Inc., Class A(a)	525,002	91,276,848
		287,975,439
China–7.31%
Alibaba Group Holding Ltd., ADR(b)	851,839	145,178,921
Contemporary Amperex Technology Co. Ltd.	321,500	23,007,183
Tencent Holdings Ltd.	2,050,000	166,516,781
		334,702,885
Denmark–0.90%
Orsted A/S(a)(c)	2,290,193	41,015,628
France–12.96%
Airbus SE	322,505	79,520,390
EssilorLuxottica S.A.	151,308	55,411,809
Hermes International S.C.A.	31,947	79,051,540
L’Oreal S.A.	92,537	38,616,736
LVMH Moet Hennessy Louis Vuitton SE	126,167	89,177,685
Sartorius Stedim Biotech	520,440	124,473,335
Schneider Electric SE	241,762	68,885,194
Societe Generale S.A.	918,407	58,245,929
		593,382,618
Germany–5.48%
Allianz SE	123,005	49,428,525
SAP SE	224,210	58,310,823
Siemens AG	505,629	143,293,844
		251,033,192
Guernsey–0.34%
Super Group (SGHC) Ltd.(b)	1,456,972	15,735,298
India–6.35%
Dr Lal PathLabs Ltd.(c)	2,484,533	87,748,240
ICICI Bank Ltd.	4,812,523	72,922,406
Reliance Industries Ltd.	7,777,503	130,139,720
		290,810,366
Ireland–1.53%
Flutter Entertainment PLC(a)	304,783	70,214,586
Italy–2.93%
FinecoBank Banca Fineco S.p.A.(b)	3,102,229	70,979,450
Ryanair Holdings PLC	2,092,209	63,342,906
		134,322,356
Japan–10.02%
Daikin Industries Ltd.	453,200	52,652,782
Hitachi Ltd.	2,325,600	79,440,123
Hoya Corp.	504,310	81,916,086
Keyence Corp.(b)	163,484	60,674,553
Mitsubishi UFJ Financial Group, Inc.(b)	5,747,800	86,822,054
Shares		Value
Japan–(continued)
Nintendo Co. Ltd.	581,000	$49,553,425
OBIC Business Consultants Co. Ltd.	835,700	47,827,395
		458,886,418
Netherlands–5.52%
ASM International N.V.	74,022	48,028,774
ASML Holding N.V.	114,605	121,172,938
Universal Music Group N.V.	3,113,663	83,514,603
		252,716,315
South Korea–0.81%
Samsung Electronics Co. Ltd.	494,216	37,202,693
Spain–0.40%
Banco Santander S.A.(b)	1,797,732	18,319,224
Sweden–0.07%
Atlas Copco AB, Class A(b)	204,044	3,418,972
Switzerland–3.99%
Lonza Group AG	138,645	95,738,737
Sika AG	221,646	43,439,894
Straumann Holding AG(a)	346,221	43,520,579
		182,699,210
Taiwan–6.89%
Taiwan Semiconductor Manufacturing Co. Ltd.	6,523,000	315,450,103
United Kingdom–13.85%
AstraZeneca PLC	649,138	107,074,359
BAE Systems PLC	5,882,841	144,914,779
Compass Group PLC	2,459,072	81,394,844
ConvaTec Group PLC(c)	14,799,771	47,530,695
HSBC Holdings PLC	4,063,870	56,891,911
RELX PLC	1,197,481	52,924,320
Rightmove PLC	6,018,603	52,846,062
RS Group PLC	6,079,841	44,497,640
Trainline PLC(a)(c)	14,075,983	46,465,155
		634,539,765
United States–13.36%
Accenture PLC, Class A	210,362	52,611,536
ARM Holdings PLC, ADR(a)(b)	63,132	10,721,076
Booking Holdings, Inc.	8,552	43,424,833
EPAM Systems, Inc.(a)	579,337	94,744,773
Experian PLC	1,677,332	78,239,409
Ferguson Enterprises, Inc.	526,982	130,016,903
Illumina, Inc.(a)	595,600	73,580,424
ResMed, Inc.(b)	520,808	128,577,079
		611,916,033
Total Common Stocks & Other Equity Interests (Cost $2,793,711,123)		4,582,474,734
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.05% (Cost $2,793,711,123)		4,582,474,734
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco International Growth Fund

Shares		Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–5.55%
Invesco Private Government Fund, 4.13%(d)(e)(f)	64,824,931	$64,824,931
Invesco Private Prime Fund, 4.30%(d)(e)(f)	189,519,365	189,576,221
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $254,410,654)		254,401,152
TOTAL INVESTMENTS IN SECURITIES—105.60% (Cost $3,048,121,777)		4,836,875,886
OTHER ASSETS LESS LIABILITIES–(5.60)%		(256,430,965)
NET ASSETS–100.00%		$4,580,444,921
Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2025.
(c)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
October 31, 2025 was $222,759,718, which represented 4.86% of the Fund’s Net Assets.

(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$11,325,706	$271,314,941	$(282,640,647)	$-	$-	$-	$103,587
Invesco Treasury Portfolio, Institutional Class	21,033,453	503,870,604	(524,904,057)	-	-	-	193,179
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	13,008,777	859,721,076	(807,904,922)	-	-	64,824,931	1,600,294*
Invesco Private Prime Fund	34,028,659	1,982,400,271	(1,826,833,814)	(9,502)	(9,393)	189,576,221	4,329,052*
Total	$79,396,595	$3,617,306,892	$(3,442,283,440)	$(9,502)	$(9,393)	$254,401,152	$6,226,112

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco International Growth Fund

Statement of Assets and Liabilities
October 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost $2,793,711,123)*	$4,582,474,734
Investments in affiliated money market funds, at value (Cost $254,410,654)	254,401,152
Foreign currencies, at value (Cost $1,657,076)	1,641,273
Receivable for:
Investments sold	36,691,470
Fund shares sold	1,434,873
Dividends	20,279,374
Investment for trustee deferred compensation and retirement plans	558,174
Other assets	66,045
Total assets	4,897,547,095
Liabilities:
Payable for:
Investments purchased	25,515,879
Fund shares reacquired	6,149,311
Amount due custodian	9,852,916
Accrued foreign taxes	17,675,772
Collateral upon return of securities loaned	254,410,654
Accrued fees to affiliates	1,593,506
Accrued trustees’ and officers’ fees and benefits	47,965
Accrued other operating expenses	335,431
IRS closing agreement fees for foreign withholding tax claims	962,566
Trustee deferred compensation and retirement plans	558,174
Total liabilities	317,102,174
Net assets applicable to shares outstanding	$4,580,444,921
Net assets consist of:
Shares of beneficial interest	$1,485,264,377
Distributable earnings	3,095,180,544
$4,580,444,921
Net Assets:
Class A	$919,203,782
Class C	$28,848,690
Class R	$202,832,837
Class Y	$1,546,531,923
Class R5	$9,568
Class R6	$1,883,018,121
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	24,912,017
Class C	888,858
Class R	5,735,447
Class Y	42,142,321
Class R5	258
Class R6	51,340,245
Class A:
Net asset value per share	$36.90
Maximum offering price per share (Net asset value of $36.90 ÷ 94.50%)	$39.05
Class C:
Net asset value and offering price per share	$32.46
Class R:
Net asset value and offering price per share	$35.36
Class Y:
Net asset value and offering price per share	$36.70
Class R5:
Net asset value and offering price per share	$37.09
Class R6:
Net asset value and offering price per share	$36.68

*	At October 31, 2025, securities with an aggregate value of $244,209,296 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco International Growth Fund

Statement of Operations
For the year ended October 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $6,408,629)	$78,786,627
Dividends from affiliates (includes net securities lending income of $598,483)	895,249
Total investment income	79,681,876
Expenses:
Advisory fees	36,503,319
Administrative services fees	765,055
Custodian fees	392,170
Distribution fees:
Class A	2,251,359
Class C	318,356
Class R	1,003,319
Transfer agent fees — A, C, R and Y	5,359,078
Transfer agent fees — R5	2,201
Transfer agent fees — R6	771,304
Trustees’ and officers’ fees and benefits	42,788
Registration and filing fees	129,389
Reports to shareholders	496,497
Professional services fees	153,705
Other	122,398
Total expenses	48,310,938
Less: Fees waived and/or expense offset arrangement(s)	(58,375)
Net expenses	48,252,563
Net investment income	31,429,313
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	1,716,548,586
Affiliated investment securities	(9,393)
Foreign currencies	(2,106,479)
Forward foreign currency contracts	(135,358)
1,714,297,356
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $10,115,401)	(1,151,624,936)
Affiliated investment securities	(9,502)
Foreign currencies	867,492
(1,150,766,946)
Net realized and unrealized gain	563,530,410
Net increase in net assets resulting from operations	$594,959,723
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco International Growth Fund

Statement of Changes in Net Assets
For the years ended October 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$31,429,313	$35,788,123
Net realized gain	1,714,297,356	648,495,935
Change in net unrealized appreciation (depreciation)	(1,150,766,946)	772,537,842
Net increase in net assets resulting from operations	594,959,723	1,456,821,900
Distributions to shareholders from distributable earnings:
Class A	(94,469,932)	(113,498,005)
Class C	(3,757,131)	(5,742,254)
Class R	(20,151,763)	(24,063,311)
Class Y	(213,286,100)	(281,922,094)
Class R5	(274,416)	(290,978)
Class R6	(284,083,581)	(372,310,434)
Total distributions from distributable earnings	(616,022,923)	(797,827,076)
Share transactions–net:
Class A	(70,254,674)	(43,457,552)
Class C	(7,187,566)	(13,736,751)
Class R	(4,887,076)	(7,981,133)
Class Y	(711,824,708)	(266,729,624)
Class R5	(2,636,203)	217,808
Class R6	(944,168,831)	(545,178,225)
Net increase (decrease) in net assets resulting from share transactions	(1,740,959,058)	(876,865,477)
Net increase (decrease) in net assets	(1,762,022,258)	(217,870,653)
Net assets:
Beginning of year	6,342,467,179	6,560,337,832
End of year	$4,580,444,921	$6,342,467,179
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco International Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/25	$36.54	$0.12	$3.83	$3.95	$(0.10)	$(3.49)	$(3.59)	$36.90	11.89%(d)	$919,204	1.14%(d)	1.14%(d)	0.34%(d)	34%
Year ended 10/31/24	33.46	0.10	7.14	7.24	(0.26)	(3.90)	(4.16)	36.54	22.28 (d)	981,462	1.11 (d)	1.11 (d)	0.27 (d)	10
Year ended 10/31/23	31.02	0.08	2.36	2.44	—	—	—	33.46	7.87 (d)	932,029	1.10 (d)	1.10 (d)	0.23 (d)	13
Year ended 10/31/22	52.65	0.00	(15.44)	(15.44)	(0.05)	(6.14)	(6.19)	31.02	(32.80)	1,014,906	1.08	1.08	0.01	9
Year ended 10/31/21	45.87	0.01	13.72	13.73	—	(6.95)	(6.95)	52.65	32.14	1,680,415	1.10	1.10	0.00	18
Class C
Year ended 10/31/25	32.69	(0.13)	3.39	3.26	—	(3.49)	(3.49)	32.46	11.07	28,849	1.90	1.90	(0.42)	34
Year ended 10/31/24	30.30	(0.16)	6.45	6.29	—	(3.90)	(3.90)	32.69	21.33	36,624	1.87	1.87	(0.49)	10
Year ended 10/31/23	28.30	(0.17)	2.17	2.00	—	—	—	30.30	7.07	46,143	1.86	1.86	(0.53)	13
Year ended 10/31/22	48.88	(0.26)	(14.18)	(14.44)	—	(6.14)	(6.14)	28.30	(33.31)	65,001	1.83	1.83	(0.74)	9
Year ended 10/31/21	43.30	(0.35)	12.88	12.53	—	(6.95)	(6.95)	48.88	31.15	150,110	1.85	1.85	(0.75)	18
Class R
Year ended 10/31/25	35.15	0.03	3.67	3.70	(0.00)	(3.49)	(3.49)	35.36	11.59	202,833	1.40	1.40	0.08	34
Year ended 10/31/24	32.32	0.00	6.89	6.89	(0.16)	(3.90)	(4.06)	35.15	21.94	205,796	1.37	1.37	0.01	10
Year ended 10/31/23	30.04	(0.01)	2.29	2.28	—	—	—	32.32	7.59	195,099	1.36	1.36	(0.03)	13
Year ended 10/31/22	51.26	(0.09)	(14.99)	(15.08)	—	(6.14)	(6.14)	30.04	(32.97)	203,428	1.33	1.33	(0.24)	9
Year ended 10/31/21	44.92	(0.12)	13.41	13.29	—	(6.95)	(6.95)	51.26	31.80	311,920	1.35	1.35	(0.25)	18
Class Y
Year ended 10/31/25	36.37	0.20	3.82	4.02	(0.20)	(3.49)	(3.69)	36.70	12.18	1,546,532	0.90	0.90	0.58	34
Year ended 10/31/24	33.33	0.19	7.10	7.29	(0.35)	(3.90)	(4.25)	36.37	22.57	2,284,608	0.87	0.87	0.51	10
Year ended 10/31/23	30.84	0.17	2.33	2.50	(0.01)	—	(0.01)	33.33	8.12	2,320,877	0.86	0.86	0.47	13
Year ended 10/31/22	52.41	0.10	(15.35)	(15.25)	(0.18)	(6.14)	(6.32)	30.84	(32.64)	2,575,369	0.83	0.83	0.26	9
Year ended 10/31/21	45.63	0.13	13.65	13.78	(0.05)	(6.95)	(7.00)	52.41	32.46	5,009,610	0.85	0.85	0.25	18
Class R5
Year ended 10/31/25	36.72	0.23	3.85	4.08	(0.22)	(3.49)	(3.71)	37.09	12.25	10	0.82	0.82	0.66	34
Year ended 10/31/24	33.65	0.21	7.16	7.37	(0.40)	(3.90)	(4.30)	36.72	22.60	2,681	0.81	0.81	0.57	10
Year ended 10/31/23	31.11	0.23	2.36	2.59	(0.05)	—	(0.05)	33.65	8.31	2,245	0.69	0.69	0.64	13
Year ended 10/31/22	52.84	0.12	(15.46)	(15.34)	(0.25)	(6.14)	(6.39)	31.11	(32.58)	1,974	0.76	0.76	0.33	9
Year ended 10/31/21	45.97	0.20	13.76	13.96	(0.14)	(6.95)	(7.09)	52.84	32.66	44,233	0.72	0.72	0.38	18
Class R6
Year ended 10/31/25	36.36	0.25	3.81	4.06	(0.25)	(3.49)	(3.74)	36.68	12.34	1,883,018	0.75	0.75	0.73	34
Year ended 10/31/24	33.33	0.23	7.10	7.33	(0.40)	(3.90)	(4.30)	36.36	22.71	2,831,297	0.74	0.74	0.64	10
Year ended 10/31/23	30.85	0.22	2.34	2.56	(0.08)	—	(0.08)	33.33	8.30	3,063,945	0.73	0.73	0.60	13
Year ended 10/31/22	52.44	0.15	(15.34)	(15.19)	(0.26)	(6.14)	(6.40)	30.85	(32.55)	3,283,066	0.69	0.69	0.40	9
Year ended 10/31/21	45.67	0.20	13.66	13.86	(0.14)	(6.95)	(7.09)	52.44	32.66	5,824,515	0.70	0.70	0.40	18

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)
The total return, ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the years ended
October 31, 2025, 2024 and 2023, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco International Growth Fund

Notes to Financial Statements
October 31, 2025
NOTE 1—Significant Accounting Policies
Invesco International Growth Fund, formerly Invesco Oppenheimer International Growth Fund, (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
8
Invesco International Growth Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.
As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2025, the Fund did not enter into any closing agreements.
G.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6.  Sub-accounting fees attributable to Class R5 are charged to the operations of the class.  Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
I.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact
9
Invesco International Growth Fund

overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement notes disclosures only and did not affect the Fund’s financial position or the results of its operations.
K.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2025, the Fund paid the Adviser $11,066 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
L.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
M.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
N.
Other Risks - Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly
10
Invesco International Growth Fund

and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have significant adverse effects on the economies of EU member countries. Responses to financial problems by EU countries may not produce the desired results, may limit future growth and economic recovery, may result in social unrest, or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. A number of countries in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments. Separately, the EU faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the EU, such as the departure of the United Kingdom, referred to as “Brexit”, could place the departing member’s currency and banking system under severe stress or even in jeopardy. An exit by other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $250 million	0.800%
Next $250 million	0.770%
Next $500 million	0.750%
Next $1 billion	0.690%
Next $3 billion	0.670%
Next $5 billion	0.650%
Next $10 billion	0.630%
Next $10 billion	0.610%
Over $30 billion	0.590%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended October 31, 2025, the effective advisory fee rate incurred by the Fund was 0.68%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2025, the Adviser waived advisory fees of $8,686.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of
11
Invesco International Growth Fund

the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2025, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2025, IDI advised the Fund that IDI retained $55,123 in front-end sales commissions from the sale of Class A shares and $1,252 and $1,292 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended October 31, 2025, the Fund incurred $999 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Belgium	$—	$48,133,633	$—	$48,133,633
Canada	287,975,439	—	—	287,975,439
China	145,178,921	189,523,964	—	334,702,885
Denmark	—	41,015,628	—	41,015,628
France	—	593,382,618	—	593,382,618
Germany	—	251,033,192	—	251,033,192
Guernsey	15,735,298	—	—	15,735,298
India	—	290,810,366	—	290,810,366
Ireland	—	70,214,586	—	70,214,586
Italy	—	134,322,356	—	134,322,356
Japan	—	458,886,418	—	458,886,418
Netherlands	—	252,716,315	—	252,716,315
South Korea	—	37,202,693	—	37,202,693
Spain	—	18,319,224	—	18,319,224
Sweden	—	3,418,972	—	3,418,972
Switzerland	—	182,699,210	—	182,699,210
Taiwan	—	315,450,103	—	315,450,103
United Kingdom	—	634,539,765	—	634,539,765
United States	403,659,721	208,256,312	—	611,916,033
Money Market Funds	—	254,401,152	—	254,401,152
Total Investments	$852,549,379	$3,984,326,507	$—	$4,836,875,886
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
12
Invesco International Growth Fund

Effect of Derivative Investments for the year ended October 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(135,358)
The table below summarizes the average notional value of derivatives held during the period.
Forward Foreign Currency Contracts
Average notional value	$22,741,986

NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2025, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $49,689.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2025 and 2024:
	2025	2024
Ordinary income*	$42,420,519	$66,313,221
Long-term capital gain	573,602,404	731,513,855
Total distributions	$616,022,923	$797,827,076

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$50,403,645
Undistributed long-term capital gain	1,278,759,327
Net unrealized appreciation — investments	1,765,979,847
Net unrealized appreciation — foreign currencies	599,924
Temporary book/tax differences	(562,199)
Shares of beneficial interest	1,485,264,377
Total net assets	$4,580,444,921
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of October 31, 2025.
13
Invesco International Growth Fund

NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2025 was $1,820,718,977 and $4,103,334,682, respectively. As of October 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,890,336,430
Aggregate unrealized (depreciation) of investments	(124,356,583)
Net unrealized appreciation of investments	$1,765,979,847
Cost of investments for tax purposes is $3,070,896,039.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of equalization, on October 31, 2025, undistributed net investment income was decreased by $2,106,479, undistributed net realized gain was decreased by $399,245,522 and shares of beneficial interest was increased by $401,352,001. This reclassification had no effect on the net assets of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended October 31, 2025(a)		Year ended October 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Class A	2,463,319	$84,270,325	2,835,884	$103,751,713
Class C	126,606	3,859,828	119,093	3,925,524
Class R	568,812	18,537,582	439,953	15,552,121
Class Y	8,603,004	289,213,727	10,896,066	397,419,101
Class R5	10,737	356,779	7,416	275,561
Class R6	9,177,476	309,259,748	7,328,137	266,989,812
Issued as reinvestment of dividends:
Class A	2,557,006	84,918,149	3,025,704	105,112,971
Class C	122,796	3,611,434	177,019	5,538,920
Class R	628,828	20,065,908	717,139	24,024,146
Class Y	5,185,456	170,912,613	7,094,033	244,815,080
Class R5	8,212	273,460	8,322	289,869
Class R6	8,200,977	269,812,148	9,422,671	324,705,235
Automatic conversion of Class C shares to Class A shares:
Class A	184,856	6,352,894	298,151	10,957,250
Class C	(209,080)	(6,352,894)	(331,890)	(10,957,250)
Reacquired:
Class A	(7,154,319)	(245,796,042)	(7,150,857)	(263,279,486)
Class C	(271,773)	(8,305,934)	(366,794)	(12,243,945)
Class R	(1,316,705)	(43,490,566)	(1,339,236)	(47,557,400)
Class Y	(34,457,757)	(1,171,951,048)	(24,803,115)	(908,963,805)
Class R5	(91,684)	(3,266,442)	(9,469)	(347,622)
Class R6	(43,908,430)	(1,523,240,727)	(30,813,438)	(1,136,873,272)
Net increase (decrease) in share activity	(49,571,663)	$(1,740,959,058)	(22,445,211)	$(876,865,477)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 44% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 3% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
14
Invesco International Growth Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco International Growth Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the "Fund") as of October 31, 2025, the related statement of operations for the year ended October 31, 2025, the statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the five years in the period ended October 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 18, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
15
Invesco International Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 16, 2025, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco International Growth Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH*, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2025.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees.  The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them.  The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the Board’s annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process). In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior
Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 6, 2025 and June 16-18, 2025, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2024 to the performance of funds in the Broadridge performance universe and against the MSCI All Country World ex-USA® Index (Index).  The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, and the fourth quintile for the three and five year periods (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis).  The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods.  The Board considered that stock selection in certain regions and sectors and the Fund’s overweight or underweight exposure to certain factors detracted from Fund performance. The Board considered information provided by management
16
Invesco International Growth Fund

regarding management’s evaluation of the drivers of the Fund’s underperformance and certain enhancements to the Fund’s investment process intended to address such underperformance. The Board also noted that the portfolio management team underwent changes in 2024 following the retirement of a portfolio manager.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were below and reasonably comparable to, respectively, the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.  Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses.  The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.  The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.  The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent,
17
Invesco International Growth Fund

including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
* Effective as of August 29, 2025, Invesco Asset Management Deutschland GmbH merged into Invesco Management S.A.
18
Invesco International Growth Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$974,954,404
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	4.29%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Foreign Taxes	$0.0371	per share
Foreign Source Income	$0.6316	per share
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$9,416,535
19
Invesco International Growth Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
20
Invesco International Growth Fund

SEC file number(s): 811-06463 and 033-44611
Invesco Distributors, Inc.
O-IGR-NCSR

Annual Financial Statements and Other Information
October 31, 2025
Invesco International Small-Mid Company Fund
Nasdaq:
A: OSMAX ■ C: OSMCX ■ R: OSMNX ■ Y: OSMYX ■ R5: INSLX ■ R6: OSCIX

2	Schedule of Investments
5	Financial Statements
8	Financial Highlights
9	Notes to Financial Statements
17	Report of Independent Registered Public Accounting Firm
18	Approval of Investment Advisory and Sub-Advisory Contracts
21	Tax Information
22	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
October 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–98.71%
Australia–3.82%
ALS Ltd.	2,020,297	$28,673,484
Cochlear Ltd.	123,607	23,205,951
Computershare Ltd.	1,477,742	35,302,607
Woolworths Group Ltd.	984,051	18,282,679
		105,464,721
Austria–0.99%
ANDRITZ AG	361,380	27,322,434
Brazil–6.95%
Itausa S.A., Preference Shares	18,486,092	40,030,664
Odontoprev S.A.	7,651,209	18,104,237
Raia Drogasil S.A.	10,936,579	40,656,806
TOTVS S.A.	4,145,915	34,192,557
WEG S.A.	7,520,532	58,850,807
		191,835,071
Canada–2.72%
CCL Industries, Inc., Class B	661,481	36,900,128
Metro, Inc.	258,995	17,263,871
Sprott, Inc.	255,019	20,898,807
		75,062,806
China–1.98%
Chow Tai Fook Jewellery Group Ltd.	15,573,800	30,481,383
Tingyi Cayman Islands Holding Corp.	17,572,000	24,109,287
		54,590,670
Denmark–2.56%
ChemoMetec A/S	354,483	43,321,546
Pandora A/S	204,486	27,362,002
		70,683,548
Finland–1.68%
Elisa OYJ(a)	526,435	23,196,938
Wartsila OYJ Abp	708,494	23,179,867
		46,376,805
France–6.07%
Alten S.A.	266,866	21,977,824
Gaztransport Et Technigaz S.A.	156,818	31,054,657
Interparfums S.A.	477,409	15,703,967
Lectra	574,746	15,242,320
Legrand S.A.	244,715	42,259,273
Neurones	578,382	26,272,027
Thermador Groupe	95,149	8,378,117
Vetoquinol S.A.	77,878	6,697,273
		167,585,458
Germany–6.48%
Atoss Software SE	90,546	12,143,601
Carl Zeiss Meditec AG, BR(a)	1,274,517	64,644,659
CTS Eventim AG & Co. KGaA	457,543	40,991,896
FUCHS SE, Preference Shares	564,972	25,290,711
Knorr-Bremse AG	383,944	35,725,208
		178,796,075
Shares		Value
Hong Kong–0.98%
HKT Trust & HKT Ltd.	18,543,000	$27,075,963
Indonesia–3.39%
PT Indofood CBP Sukses Makmur Tbk	28,814,500	15,058,655
PT Selamat Sempurna Tbk	98,274,200	11,343,767
PT Telkom Indonesia (Persero) Tbk	252,030,400	48,751,409
PT United Tractors Tbk	11,386,300	18,410,254
		93,564,085
Ireland–1.45%
AIB Group PLC	4,332,561	39,930,294
Italy–2.30%
Interpump Group S.p.A.	506,899	26,161,223
Recordati Industria Chimica e Farmaceutica S.p.A.	625,907	37,255,082
		63,416,305
Japan–20.02%
As One Corp.	501,752	8,190,543
Azbil Corp.	4,751,100	46,833,421
Disco Corp.	163,600	54,328,769
Fujimi, Inc.	1,392,800	21,780,907
Fukui Computer Holdings, Inc.	502,600	10,048,736
Funai Soken Holdings, Inc.	502,900	7,922,495
JCU Corp.	227,600	6,712,844
Katitas Co. Ltd.	902,100	14,665,459
Kikkoman Corp.	4,187,000	33,341,221
Medikit Co. Ltd.	29,000	509,335
MEITEC Group Holdings, Inc.	1,332,458	27,313,450
MISUMI Group, Inc.	1,204,800	18,784,069
NOF Corp.	886,900	15,781,976
Nomura Research Institute Ltd.	442,900	17,101,720
NSD Co. Ltd.	657,094	14,039,216
OBIC Business Consultants Co. Ltd.	360,900	20,654,430
OBIC Co. Ltd.	1,133,400	35,159,282
Seria Co. Ltd.	1,960,700	37,335,409
Shimano, Inc.	227,500	23,834,227
SHO-BOND Holdings Co. Ltd.	706,500	22,418,318
SMS Co. Ltd.	811,700	6,996,106
Sysmex Corp.	1,744,600	19,448,034
TKC Corp.	716,018	18,734,163
Toyo Suisan Kaisha Ltd.	643,900	46,673,039
USS Co. Ltd.	2,189,696	24,169,590
		552,776,759
Mexico–1.07%
Gruma S.A.B. de C.V., Class B	1,741,677	29,557,464
Netherlands–0.91%
IMCD N.V.	243,412	25,223,243
South Africa–0.26%
Hudaco Industries Ltd.	711,650	7,281,969
South Korea–1.89%
Coway Co. Ltd. (Acquired 05/02/2024-06/10/2024; Cost $19,132,347)(b)	450,352	28,160,411
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco International Small-Mid Company Fund

Shares		Value
South Korea–(continued)
NICE Information Service Co. Ltd.	973,637	$9,895,454
Park Systems Corp.	82,207	14,003,276
		52,059,141
Sweden–6.40%
Addtech AB, Class B	739,370	24,909,882
Hexpol AB	1,842,320	16,750,780
Karnov Group AB(c)	1,652,145	19,494,674
Loomis AB	609,773	24,564,968
MIPS AB(d)	363,246	13,006,278
Mycronic AB	1,523,898	35,748,788
Svenska Handelsbanken AB, Class A	3,227,780	42,120,359
		176,595,729
Switzerland–7.15%
BKW AG	135,038	30,222,510
Cembra Money Bank AG	203,591	23,281,243
Partners Group Holding AG	59,062	72,328,311
Tecan Group AG, Class R(c)	168,989	30,859,668
VZ Holding AG	207,751	40,583,741
		197,275,473
Taiwan–1.99%
Advantech Co. Ltd.	2,965,726	30,123,993
Nien Made Enterprise Co. Ltd.	2,082,000	24,941,991
		55,065,984
United Kingdom–15.41%
Bunzl PLC	1,342,842	40,819,310
Diploma PLC	337,344	24,886,874
Greggs PLC	796,278	16,877,346
Halma PLC	807,074	37,608,370
Hill & Smith PLC	945,380	26,751,397
Howden Joinery Group PLC	2,762,224	31,372,960
IMI PLC	1,276,173	40,121,567
Intertek Group PLC	486,660	32,415,460
Rathbones Group PLC	751,840	17,622,767
Shares		Value
United Kingdom–(continued)
Rightmove PLC	2,177,398	$19,118,541
Rotork PLC	7,069,373	31,825,287
Spirax Group PLC	579,779	54,077,553
Weir Group PLC (The)	1,336,797	52,038,693
		425,536,125
United States–2.24%
ICON PLC(c)	208,568	35,836,154
PriceSmart, Inc.	225,622	25,932,992
		61,769,146
Total Common Stocks & Other Equity Interests (Cost $2,014,811,816)		2,724,845,268
Money Market Funds–1.15%
Invesco Government & Agency Portfolio, Institutional Class, 4.06%(e)(f)	11,110,564	11,110,564
Invesco Treasury Portfolio, Institutional Class, 3.96%(e)(f)	20,633,904	20,633,904
Total Money Market Funds (Cost $31,744,468)		31,744,468
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-99.86% (Cost $2,046,556,284)		2,756,589,736
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.32%
Invesco Private Government Fund, 4.13%(e)(f)(g)	2,362,415	2,362,415
Invesco Private Prime Fund, 4.30%(e)(f)(g)	6,417,196	6,419,121
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $8,781,536)		8,781,536
TOTAL INVESTMENTS IN SECURITIES—100.18% (Cost $2,055,337,820)		2,765,371,272
OTHER ASSETS LESS LIABILITIES–(0.18)%		(4,982,144)
NET ASSETS–100.00%		$2,760,389,128
Investment Abbreviations:
BR	– Bearer Shares
Notes to Schedule of Investments:
(a)	All or a portion of this security was out on loan at October 31, 2025.
(b)	Restricted security. The value of this security at October 31, 2025 represented 1.02% of the Fund’s Net Assets.
(c)	Non-income producing security.
(d)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2025 represented less than 1% of the Fund’s Net Assets.

(e)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$15,036,809	$702,663,121	$(706,589,366)	$-	$-	$11,110,564	$1,597,806
Invesco Treasury Portfolio, Institutional Class	27,925,503	1,304,945,794	(1,312,237,393)	-	-	20,633,904	2,474,203
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco International Small-Mid Company Fund

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2025	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$14,492,353	$115,186,389	$(127,316,327)	$-	$-	$2,362,415	$247,742*
Invesco Private Prime Fund	37,736,196	277,782,122	(309,093,404)	202	(5,995)	6,419,121	666,341*
Investments in Other Affiliates:
Amadeus Fire AG	27,096,687	-	(25,270,008)	6,608,030	(8,434,709)	-	785,790
ChemoMetec A/S**	55,427,724	1,101,342	(49,844,817)	13,426,936	23,210,361	43,321,546	350,170
Fabasoft AG	18,856,280	-	(20,687,876)	10,722,257	(8,890,661)	-	-
Fukui Computer Holdings, Inc.**	22,723,421	368,756	(15,978,651)	8,547,077	(5,611,867)	10,048,736	368,774
Karnov Group AB**	55,403,705	2,105,848	(52,340,111)	(4,429,474)	18,754,706	19,494,674	-
Restore PLC	28,887,925	-	(26,908,884)	1,375,324	(3,354,365)	-	-
STRATEC SE	31,156,562	-	(24,200,602)	8,678,797	(15,634,757)	-	-
Total	$334,743,165	$2,404,153,372	$(2,670,467,439)	$44,929,149	$32,713	$113,390,960	$6,490,826

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

**	At October 31, 2025, this security was no longer an affiliate of the Fund.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation
		Deliver		Receive
Currency Risk
11/04/2025	State Street Bank & Trust Co.	ZAR	2,239,437	USD	129,560	$393

Abbreviations:
USD	– U.S. Dollar
ZAR	– South African Rand
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco International Small-Mid Company Fund

Statement of Assets and Liabilities
October 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost $2,014,811,816)*	$2,724,845,268
Investments in affiliated money market funds, at value (Cost $40,526,004)	40,526,004
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	393
Cash	3,000,000
Foreign currencies, at value (Cost $626,012)	623,236
Receivable for:
Investments sold	25,497,996
Fund shares sold	818,229
Dividends	22,576,423
Investment for trustee deferred compensation and retirement plans	242,810
Other assets	68,452
Total assets	2,818,198,811
Liabilities:
Payable for:
Fund shares reacquired	47,296,697
Collateral upon return of securities loaned	8,781,536
Accrued fees to affiliates	998,917
Accrued trustees’ and officers’ fees and benefits	34,137
Accrued other operating expenses	455,586
Trustee deferred compensation and retirement plans	242,810
Total liabilities	57,809,683
Net assets applicable to shares outstanding	$2,760,389,128
Net assets consist of:
Shares of beneficial interest	$1,674,835,318
Distributable earnings	1,085,553,810
$2,760,389,128
Net Assets:
Class A	$587,083,301
Class C	$9,556,122
Class R	$52,889,378
Class Y	$820,178,467
Class R5	$410,355
Class R6	$1,290,271,505
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	13,853,318
Class C	268,571
Class R	1,362,023
Class Y	19,520,193
Class R5	9,596
Class R6	30,501,757
Class A:
Net asset value per share	$42.38
Maximum offering price per share (Net asset value of $42.38 ÷ 94.50%)	$44.85
Class C:
Net asset value and offering price per share	$35.58
Class R:
Net asset value and offering price per share	$38.83
Class Y:
Net asset value and offering price per share	$42.02
Class R5:
Net asset value and offering price per share	$42.76
Class R6:
Net asset value and offering price per share	$42.30

*	At October 31, 2025, securities with an aggregate value of $8,317,698 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco International Small-Mid Company Fund

Statement of Operations
For the year ended October 31, 2025
Investment income:
Interest	$223,584
Dividends (net of foreign withholding taxes of $8,910,224)	72,077,202
Dividends from affiliates (includes net securities lending income of $142,451)	5,719,194
Foreign withholding tax claims	1,714,775
Total investment income	79,734,755
Expenses:
Advisory fees	33,374,374
Administrative services fees	513,270
Custodian fees	273,425
Distribution fees:
Class A	1,479,798
Class C	100,367
Class R	277,148
Transfer agent fees — A, C, R and Y	3,272,912
Transfer agent fees — R5	435
Transfer agent fees — R6	568,094
Trustees’ and officers’ fees and benefits	33,785
Registration and filing fees	137,252
Reports to shareholders	627,608
Professional services fees	145,359
Other	119,727
Total expenses	40,923,554
Less: Fees waived and/or expense offset arrangement(s)	(138,026)
Net expenses	40,785,528
Net investment income	38,949,227
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $8,487,845) (includes net gains from securities sold to affiliates of $98,263,439)	595,939,140
Affiliated investment securities	32,713
Foreign currencies	569,126
Forward foreign currency contracts	(77,792)
596,463,187
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $10,058,675)	(308,120,004)
Affiliated investment securities	44,929,149
Foreign currencies	583,526
Forward foreign currency contracts	393
(262,606,936)
Net realized and unrealized gain	333,856,251
Net increase in net assets resulting from operations	$372,805,478
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco International Small-Mid Company Fund

Statement of Changes in Net Assets
For the years ended October 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$38,949,227	$31,780,913
Net realized gain	596,463,187	366,014,211
Change in net unrealized appreciation (depreciation)	(262,606,936)	471,199,544
Net increase in net assets resulting from operations	372,805,478	868,994,668
Distributions to shareholders from distributable earnings:
Class A	(60,358,408)	(18,392,780)
Class C	(1,067,357)	(412,802)
Class R	(5,446,884)	(1,534,744)
Class Y	(104,860,428)	(45,080,252)
Class R5	(36,466)	(13,554)
Class R6	(187,018,544)	(68,977,194)
Total distributions from distributable earnings	(358,788,087)	(134,411,326)
Share transactions–net:
Class A	(96,580,217)	(103,942,848)
Class C	(2,058,012)	(13,231,089)
Class R	(4,921,679)	(8,394,513)
Class Y	(375,140,398)	(604,461,152)
Class R5	2,959	(139,845)
Class R6	(954,485,077)	(300,026,316)
Net increase (decrease) in net assets resulting from share transactions	(1,433,182,424)	(1,030,195,763)
Net increase (decrease) in net assets	(1,419,165,033)	(295,612,421)
Net assets:
Beginning of year	4,179,554,161	4,475,166,582
End of year	$2,760,389,128	$4,179,554,161
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco International Small-Mid Company Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/25	$42.04	$0.32	$3.85	$4.17	$(0.57)	$(3.26)	$(3.83)	$42.38	10.94%(d)	$587,083	1.41%(d)	1.41%(d)	0.79%(d)	52%
Year ended 10/31/24	36.15	0.16	6.74	6.90	(0.36)	(0.65)	(1.01)	42.04	19.19 (d)	682,142	1.38 (d)	1.38 (d)	0.39 (d)	21
Year ended 10/31/23	36.30	0.15	(0.19)(e)	(0.04)	—	(0.11)	(0.11)	36.15	(0.15)(d)	676,005	1.35 (d)	1.35 (d)	0.37 (d)	26
Year ended 10/31/22	63.38	0.04	(21.41)	(21.37)	(0.02)	(5.69)	(5.71)	36.30	(36.72)(d)	787,042	1.33 (d)	1.33 (d)	0.10 (d)	20
Year ended 10/31/21	51.69	0.02	16.17	16.19	—	(4.50)	(4.50)	63.38	33.13 (d)	1,439,340	1.31 (d)	1.31 (d)	0.04 (d)	24
Class C
Year ended 10/31/25	35.78	0.01	3.23	3.24	(0.18)	(3.26)	(3.44)	35.58	10.09	9,556	2.17	2.17	0.03	52
Year ended 10/31/24	30.81	(0.13)	5.75	5.62	—	(0.65)	(0.65)	35.78	18.30	11,757	2.14	2.14	(0.37)	21
Year ended 10/31/23	31.19	(0.13)	(0.14)(e)	(0.27)	—	(0.11)	(0.11)	30.81	(0.91)	21,483	2.11	2.11	(0.39)	26
Year ended 10/31/22	55.66	(0.27)	(18.51)	(18.78)	—	(5.69)	(5.69)	31.19	(37.20)	41,813	2.09	2.09	(0.66)	20
Year ended 10/31/21	46.22	(0.37)	14.31	13.94	—	(4.50)	(4.50)	55.66	32.10	117,303	2.07	2.07	(0.72)	24
Class R
Year ended 10/31/25	38.82	0.20	3.52	3.72	(0.45)	(3.26)	(3.71)	38.83	10.64	52,889	1.67	1.67	0.53	52
Year ended 10/31/24	33.44	0.05	6.24	6.29	(0.26)	(0.65)	(0.91)	38.82	18.89	57,634	1.64	1.64	0.13	21
Year ended 10/31/23	33.68	0.04	(0.17)(e)	(0.13)	—	(0.11)	(0.11)	33.44	(0.43)	56,784	1.61	1.61	0.11	26
Year ended 10/31/22	59.34	(0.07)	(19.90)	(19.97)	—	(5.69)	(5.69)	33.68	(36.87)	63,205	1.59	1.59	(0.16)	20
Year ended 10/31/21	48.78	(0.12)	15.18	15.06	—	(4.50)	(4.50)	59.34	32.76	106,435	1.57	1.57	(0.22)	24
Class Y
Year ended 10/31/25	41.74	0.41	3.81	4.22	(0.68)	(3.26)	(3.94)	42.02	11.20	820,178	1.17	1.17	1.03	52
Year ended 10/31/24	35.90	0.27	6.69	6.96	(0.47)	(0.65)	(1.12)	41.74	19.50	1,203,547	1.14	1.14	0.63	21
Year ended 10/31/23	36.06	0.25	(0.20)(e)	0.05	(0.10)	(0.11)	(0.21)	35.90	0.07	1,554,427	1.11	1.11	0.61	26
Year ended 10/31/22	63.00	0.15	(21.23)	(21.08)	(0.17)	(5.69)	(5.86)	36.06	(36.55)	1,943,233	1.09	1.09	0.34	20
Year ended 10/31/21	51.29	0.16	16.05	16.21	—	(4.50)	(4.50)	63.00	33.45	4,039,299	1.07	1.07	0.28	24
Class R5
Year ended 10/31/25	42.41	0.46	3.87	4.33	(0.72)	(3.26)	(3.98)	42.76	11.29	410	1.07	1.07	1.13	52
Year ended 10/31/24	36.49	0.30	6.80	7.10	(0.53)	(0.65)	(1.18)	42.41	19.57	396	1.07	1.07	0.70	21
Year ended 10/31/23	36.64	0.30	(0.19)(e)	0.11	(0.15)	(0.11)	(0.26)	36.49	0.22	459	0.99	0.99	0.73	26
Year ended 10/31/22	63.92	0.19	(21.57)	(21.38)	(0.21)	(5.69)	(5.90)	36.64	(36.51)	379	1.00	1.00	0.43	20
Year ended 10/31/21	51.94	0.20	16.28	16.48	—	(4.50)	(4.50)	63.92	33.55	512	1.00	1.00	0.35	24
Class R6
Year ended 10/31/25	42.00	0.49	3.82	4.31	(0.75)	(3.26)	(4.01)	42.30	11.39	1,290,272	1.00	1.00	1.20	52
Year ended 10/31/24	36.13	0.32	6.73	7.05	(0.53)	(0.65)	(1.18)	42.00	19.62	2,224,079	1.00	1.00	0.77	21
Year ended 10/31/23	36.30	0.30	(0.19)(e)	0.11	(0.17)	(0.11)	(0.28)	36.13	0.21	2,166,008	0.99	0.99	0.73	26
Year ended 10/31/22	63.39	0.21	(21.37)	(21.16)	(0.24)	(5.69)	(5.93)	36.30	(36.48)	1,846,459	0.97	0.97	0.46	20
Year ended 10/31/21	51.52	0.23	16.14	16.37	—	(4.50)	(4.50)	63.39	33.62	3,227,212	0.95	0.95	0.40	24

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)
The total return, ratios of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended October 31,
2025, 2024, 2023, 2022 and 2021, respectively.

(e)
Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco International Small-Mid Company Fund

Notes to Financial Statements
October 31, 2025
NOTE 1—Significant Accounting Policies
Invesco International Small-Mid Company Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is to seek capital appreciation.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
9
Invesco International Small-Mid Company Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.
As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2025, the Fund did not enter into any closing agreements.
G.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6.  Sub-accounting fees attributable to Class R5 are charged to the operations of the class.  Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
I.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact
10
Invesco International Small-Mid Company Fund

overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement notes disclosures only and did not affect the Fund’s financial position or the results of its operations.
K.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2025, the Fund paid the Adviser $656 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
L.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
M.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
N.
Other Risks - Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets,
11
Invesco International Small-Mid Company Fund

restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have significant adverse effects on the economies of EU member countries. Responses to financial problems by EU countries may not produce the desired results, may limit future growth and economic recovery, may result in social unrest, or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. A number of countries in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments. Separately, the EU faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the EU, such as the departure of the United Kingdom, referred to as “Brexit”, could place the departing member’s currency and banking system under severe stress or even in jeopardy. An exit by other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $500 million	1.000%
Next $500 million	0.950%
Next $4 billion	0.920%
Next $5 billion	0.900%
Next $10 billion	0.880%
Over $20 billion	0.870%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended October 31, 2025, the effective advisory fee rate incurred by the Fund was 0.92%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2025, the Adviser waived advisory fees of $110,269.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2025, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the
12
Invesco International Small-Mid Company Fund

shareholder. During the year ended October 31, 2025, IDI advised the Fund that IDI retained $25,540 in front-end sales commissions from the sale of Class A shares and $1,257 and $182 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended October 31, 2025, the Fund incurred $5,509 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$105,464,721	$—	$105,464,721
Austria	—	27,322,434	—	27,322,434
Brazil	191,835,071	—	—	191,835,071
Canada	75,062,806	—	—	75,062,806
China	—	54,590,670	—	54,590,670
Denmark	—	70,683,548	—	70,683,548
Finland	—	46,376,805	—	46,376,805
France	—	167,585,458	—	167,585,458
Germany	—	178,796,075	—	178,796,075
Hong Kong	—	27,075,963	—	27,075,963
Indonesia	—	93,564,085	—	93,564,085
Ireland	—	39,930,294	—	39,930,294
Italy	—	63,416,305	—	63,416,305
Japan	—	552,776,759	—	552,776,759
Mexico	29,557,464	—	—	29,557,464
Netherlands	—	25,223,243	—	25,223,243
South Africa	—	7,281,969	—	7,281,969
South Korea	—	52,059,141	—	52,059,141
Sweden	—	176,595,729	—	176,595,729
Switzerland	—	197,275,473	—	197,275,473
Taiwan	—	55,065,984	—	55,065,984
United Kingdom	—	425,536,125	—	425,536,125
United States	61,769,146	—	—	61,769,146
Money Market Funds	31,744,468	8,781,536	—	40,526,004
Total Investments in Securities	389,968,955	2,375,402,317	—	2,765,371,272
Other Investments - Assets*
Forward Foreign Currency Contracts	—	393	—	393
Total Investments	$389,968,955	$2,375,402,710	$—	$2,765,371,665

*	Unrealized appreciation.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
13
Invesco International Small-Mid Company Fund

Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2025:
Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$393
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$393
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2025.
	Financial Derivative Assets		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
State Street Bank & Trust Co.	$393	$393	$—	$—	$393
Effect of Derivative Investments for the year ended October 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(77,792)
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	393
Total	$(77,399)
The table below summarizes the average notional value of derivatives held during the period.
Forward Foreign Currency Contracts
Average notional value	$1,313,707

NOTE 5—Security Transactions with Affiliated Funds
The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an "affiliated person" by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s "current market price", as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended October 31, 2025, the Fund engaged in securities purchases of $237,108,248 and securities sales of $393,630,204, which resulted in net realized gains of $98,263,439.
NOTE 6—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2025, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $27,757.
NOTE 7—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
14
Invesco International Small-Mid Company Fund

NOTE 8—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 9—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2025 and 2024:
	2025	2024
Ordinary income*	$103,784,124	$56,811,435
Long-term capital gain	255,003,963	77,599,891
Total distributions	$358,788,087	$134,411,326

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$81,383,139
Undistributed long-term capital gain	377,460,705
Net unrealized appreciation — investments	626,452,838
Net unrealized appreciation — foreign currencies	503,172
Temporary book/tax differences	(246,044)
Shares of beneficial interest	1,674,835,318
Total net assets	$2,760,389,128
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of October 31, 2025.
NOTE 10—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2025 was $1,807,528,037 and $3,428,151,758, respectively. As of October 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$677,449,023
Aggregate unrealized (depreciation) of investments	(50,996,185)
Net unrealized appreciation of investments	$626,452,838
Cost of investments for tax purposes is $2,138,918,827.
NOTE 11—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of passive foreign investment companies and equalization, on October 31, 2025, undistributed net investment income was increased by $35,451,253, undistributed net realized gain was decreased by $193,660,252 and shares of beneficial interest was increased by $158,208,999. This reclassification had no effect on the net assets of the Fund.
15
Invesco International Small-Mid Company Fund

NOTE 12—Share Information
	Summary of Share Activity
	Year ended October 31, 2025(a)		Year ended October 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Class A	1,101,666	$44,681,175	1,787,753	$75,709,318
Class C	61,869	2,132,378	54,731	1,990,786
Class R	89,437	3,274,231	137,042	5,313,928
Class Y	4,101,892	160,257,039	5,144,001	214,115,728
Class R5	1,572	62,311	1,332	56,654
Class R6	15,093,576	625,339,350	11,626,535	490,419,995
Issued as reinvestment of dividends:
Class A	1,452,753	55,378,934	416,708	16,980,836
Class C	32,043	1,032,419	11,043	385,504
Class R	155,415	5,441,082	40,653	1,533,024
Class Y	2,270,557	85,622,718	873,435	35,260,562
Class R5	929	35,619	325	13,303
Class R6	4,805,870	182,190,534	1,649,677	66,943,898
Automatic conversion of Class C shares to Class A shares:
Class A	46,945	1,915,930	247,160	10,425,279
Class C	(55,697)	(1,915,930)	(289,174)	(10,425,279)
Reacquired:
Class A	(4,972,465)	(198,556,256)	(4,926,736)	(207,058,281)
Class C	(98,195)	(3,306,879)	(145,248)	(5,182,100)
Class R	(367,427)	(13,636,992)	(391,041)	(15,241,465)
Class Y	(15,687,503)	(621,020,155)	(20,477,849)	(853,837,442)
Class R5	(2,239)	(94,971)	(4,915)	(209,802)
Class R6	(42,346,826)	(1,762,014,961)	(20,282,935)	(857,390,209)
Net increase (decrease) in share activity	(34,315,828)	$(1,433,182,424)	(24,527,503)	$(1,030,195,763)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 35% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 11% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
16
Invesco International Small-Mid Company Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco International Small-Mid Company Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco International Small-Mid Company Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the "Fund") as of October 31, 2025, the related statement of operations for the year ended October 31, 2025, the statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the five years in the period ended October 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 18, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
17
Invesco International Small-Mid Company Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 16, 2025, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco International Small-Mid Company Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH*, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2025.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees.  The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them.  The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the Board’s annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process). In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior
Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 6, 2025 and June 16-18, 2025, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2024 to the performance of funds in the Broadridge performance universe and against the MSCI ACWI ex USA Small Mid Cap Index (Index).  The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one and three year periods, and the fourth quintile for the five year period (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis).  The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods.  The Board considered that stock selection in certain regions and sectors and the Fund’s overweight or underweight exposure to certain factors detracted from Fund performance. The Board considered information provided by management
18
Invesco International Small-Mid Company Fund

regarding management’s evaluation of the drivers of the Fund’s underperformance and certain enhancements to the Fund’s investment process intended to address such underperformance.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were each reasonably comparable to the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.  The Board noted that the Fund’s actual management fees, contractual management fees, and total expense ratio were each in the fourth quintile of its expense group and discussed with management reasons for such relative actual and contractual management fees and total expenses.
The Board noted that Invesco Advisers has voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.  Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also compared the Fund’s advisory fee rate before the application of advisory fee waivers/expense limitations to the effective advisory fee rates before the application of advisory fee waivers/expense limitations of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2024.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses.  The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.  The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.  The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related
19
Invesco International Small-Mid Company Fund

responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
* Effective as of August 29, 2025, Invesco Asset Management Deutschland GmbH merged into Invesco Management S.A.
20
Invesco International Small-Mid Company Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$413,212,963
Qualified Dividend Income*	69.07%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Foreign Taxes	$0.2337	per share
Foreign Source Income	$1.2445	per share
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$41,104,245
21
Invesco International Small-Mid Company Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
22
Invesco International Small-Mid Company Fund

SEC file number(s): 811-06463 and 033-44611
Invesco Distributors, Inc.
O-ISMC-NCSR

Annual Financial Statements and Other Information
October 31, 2025
Invesco International Value Fund
Effective August 22, 2025, Invesco EQV European Equity Fund was renamed Invesco International Value Fund.
Nasdaq:
A: AEDAX ■ C: AEDCX ■ R: AEDRX ■ Y: AEDYX ■ Investor: EGINX ■ R6: AEGSX

2	Schedule of Investments
4	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
16	Report of Independent Registered Public Accounting Firm
17	Approval of Investment Advisory and Sub-Advisory Contracts
20	Tax Information
21	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
October 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–99.22%
Australia–3.75%
Macquarie Group Ltd.	85,014	$12,125,935
Origin Energy Ltd.	2,827,713	22,660,781
		34,786,716
Austria–3.75%
Erste Group Bank AG	200,910	20,812,038
OMV AG	254,667	13,942,032
		34,754,070
Belgium–1.93%
Anheuser-Busch InBev S.A./N.V.	294,389	17,951,017
Canada–4.30%
AltaGas Ltd.(a)	453,926	13,324,398
Suncor Energy, Inc.	667,507	26,580,347
		39,904,745
China–7.06%
Alibaba Group Holding Ltd.	1,786,400	38,012,335
Contemporary Amperex Technology Co. Ltd.	252,500	18,069,405
Tingyi Cayman Islands Holding Corp.	6,842,000	9,387,420
		65,469,160
Denmark–0.83%
Novo Nordisk A/S, Class B	156,313	7,695,550
Finland–1.81%
UPM-Kymmene OYJ	626,699	16,815,774
France–4.88%
Airbus SE	54,294	13,387,327
AXA S.A.	336,390	14,595,426
Societe Generale S.A.	271,881	17,242,858
		45,225,611
Germany–10.39%
Deutsche Bank AG	273,181	9,779,926
Deutsche Telekom AG	639,633	19,812,741
E.ON SE	1,128,173	20,991,211
Infineon Technologies AG	256,310	10,173,686
Siemens AG	56,180	15,921,255
Vonovia SE	654,888	19,683,149
		96,361,968
Hong Kong–3.11%
AIA Group Ltd.	2,961,600	28,818,529
India–5.06%
HDFC Bank Ltd., ADR(a)	660,322	23,916,863
Reliance Industries Ltd., GDR(b)	346,854	22,996,420
		46,913,283
Italy–6.34%
Banca Monte dei Paschi di Siena S.p.A.(a)	1,531,675	13,433,532
Intesa Sanpaolo S.p.A.	3,341,025	21,534,039
Ryanair Holdings PLC	492,512	14,911,102
Shares		Value
Italy–(continued)
UniCredit S.p.A.	120,557	$8,926,839
		58,805,512
Japan–16.53%
Japan Tobacco, Inc.	591,900	20,617,583
KDDI Corp.	900,100	14,347,908
Kyoto Financial Group, Inc.	233,400	4,728,302
Mitsubishi UFJ Financial Group, Inc.	1,555,500	23,496,243
Mitsui & Co. Ltd.	1,030,600	25,344,124
ORIX Corp.	748,700	18,314,723
Sony Group Corp.	645,500	17,976,903
Sumitomo Forestry Co. Ltd.(a)	1,465,900	15,249,422
Sumitomo Realty & Development Co. Ltd.	311,500	13,300,111
		153,375,319
Netherlands–5.09%
ASR Nederland N.V.	256,569	17,123,066
Koninklijke Philips N.V.	341,346	9,351,238
Prosus N.V.(c)	300,445	20,766,293
		47,240,597
Russia–0.00%
Sberbank of Russia PJSC, Preference Shares(d)	11,172,332	11
South Africa–1.73%
Anglo American PLC	424,681	16,066,794
South Korea–2.99%
Samsung Electronics Co. Ltd., GDR(b)	14,857	27,708,305
Spain–5.40%
Banco Bilbao Vizcaya Argentaria S.A.(a)	1,216,499	24,507,676
Banco Santander S.A.(a)	2,509,220	25,569,419
		50,077,095
Sweden–1.15%
Volvo AB, Class B	390,641	10,701,629
Switzerland–4.25%
Nestle S.A.	179,627	17,163,080
Sandoz Group AG	334,281	22,288,784
		39,451,864
United Kingdom–7.84%
BAE Systems PLC	673,102	16,580,837
British American Tobacco PLC	294,092	15,062,067
Croda International PLC	274,855	10,433,787
Standard Chartered PLC	1,493,143	30,650,103
		72,726,794
United States–1.03%
Stellantis N.V.	948,382	9,601,642
Total Common Stocks & Other Equity Interests (Cost $901,487,952)		920,451,985
Money Market Funds–0.28%
Invesco Government & Agency Portfolio, Institutional Class, 4.06%(e)(f)	906,399	906,399
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco International Value Fund

Shares		Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 3.96%(e)(f)	1,683,306	$1,683,306
Total Money Market Funds (Cost $2,589,705)		2,589,705
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-99.50% (Cost $904,077,657)		923,041,690
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–8.86%
Invesco Private Government Fund, 4.13%(e)(f)(g)	22,807,697	22,807,697
Shares		Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 4.30%(e)(f)(g)	59,344,758	$59,362,562
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $82,170,402)		82,170,259
TOTAL INVESTMENTS IN SECURITIES—108.36% (Cost $986,248,059)		1,005,211,949
OTHER ASSETS LESS LIABILITIES–(8.36)%		(77,575,849)
NET ASSETS–100.00%		$927,636,100
Investment Abbreviations:
ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
Notes to Schedule of Investments:
(a)	All or a portion of this security was out on loan at October 31, 2025.
(b)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
October 31, 2025 was $50,704,725, which represented 5.47% of the Fund’s Net Assets.

(c)	Non-income producing security.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$296,418	$195,529,590	$(194,919,609)	$-	$-	$906,399	$133,381
Invesco Treasury Portfolio, Institutional Class	550,091	363,126,379	(361,993,164)	-	-	1,683,306	245,242
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	74,838,882	(52,031,185)	-	-	22,807,697	120,018*
Invesco Private Prime Fund	-	178,153,346	(118,791,820)	(143)	1,179	59,362,562	327,451*
Total	$846,509	$811,648,197	$(727,735,778)	$(143)	$1,179	$84,759,964	$826,092

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco International Value Fund

Statement of Assets and Liabilities
October 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost $901,487,952)*	$920,451,985
Investments in affiliated money market funds, at value (Cost $84,760,107)	84,759,964
Foreign currencies, at value (Cost $1,705)	1,649
Receivable for:
Investments sold	6,217,741
Fund shares sold	109,283
Dividends	4,564,357
Investment for trustee deferred compensation and retirement plans	188,505
Other assets	53,007
Total assets	1,016,346,491
Liabilities:
Payable for:
Investments purchased	4,262,614
Fund shares reacquired	251,057
Collateral upon return of securities loaned	82,170,402
Accrued fees to affiliates	250,823
Accrued trustees’ and officers’ fees and benefits	1,365
Accrued other operating expenses	134,209
IRS closing agreement fees for foreign withholding tax claims	1,444,164
Trustee deferred compensation and retirement plans	195,757
Total liabilities	88,710,391
Net assets applicable to shares outstanding	$927,636,100
Net assets consist of:
Shares of beneficial interest	$773,802,165
Distributable earnings	153,833,935
$927,636,100
Net Assets:
Class A	$223,894,322
Class C	$3,181,850
Class R	$3,998,179
Class Y	$80,966,346
Investor Class	$90,001,215
Class R6	$525,594,188
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	6,100,110
Class C	95,770
Class R	109,524
Class Y	2,202,794
Investor Class	2,460,325
Class R6	14,316,513
Class A:
Net asset value per share	$36.70
Maximum offering price per share (Net asset value of $36.70 ÷ 94.50%)	$38.84
Class C:
Net asset value and offering price per share	$33.22
Class R:
Net asset value and offering price per share	$36.51
Class Y:
Net asset value and offering price per share	$36.76
Investor Class:
Net asset value and offering price per share	$36.58
Class R6:
Net asset value and offering price per share	$36.71

*	At October 31, 2025, securities with an aggregate value of $78,077,371 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco International Value Fund

Statement of Operations
For the year ended October 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $1,044,297)	$14,790,553
Dividends from affiliated money market funds (includes net securities lending income of $46,616)	425,239
Less: IRS closing agreement fees for foreign withholding tax claims	(385,164)
Total investment income	14,830,628
Expenses:
Advisory fees	4,570,824
Administrative services fees	72,958
Custodian fees	25,902
Distribution fees:
Class A	550,978
Class C	38,701
Class R	18,810
Investor Class	122,014
Transfer agent fees — A, C, R, Y and Investor	693,681
Transfer agent fees — R6	31,382
Trustees’ and officers’ fees and benefits	24,660
Registration and filing fees	86,881
Reports to shareholders	103,650
Professional services fees	108,728
Other	20,507
Total expenses	6,469,676
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(174,852)
Net expenses	6,294,824
Net investment income	8,535,804
Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities	144,679,780
Affiliated investment securities	1,179
Foreign currencies	1,737,590
146,418,549
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(105,764,060)
Affiliated investment securities	(143)
Foreign currencies	1,005,621
(104,758,582)
Net realized and unrealized gain	41,659,967
Net increase in net assets resulting from operations	$50,195,771
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco International Value Fund

Statement of Changes in Net Assets
For the years ended October 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$8,535,804	$6,933,098
Net realized gain	146,418,549	32,147,655
Change in net unrealized appreciation (depreciation)	(104,758,582)	56,019,817
Net increase in net assets resulting from operations	50,195,771	95,100,570
Distributions to shareholders from distributable earnings:
Class A	(20,432,158)	(6,273,441)
Class C	(394,797)	(114,974)
Class R	(321,685)	(93,038)
Class Y	(9,994,971)	(3,858,775)
Investor Class	(8,167,428)	(2,501,041)
Class R6	(400,030)	(85,881)
Total distributions from distributable earnings	(39,711,069)	(12,927,150)
Share transactions–net:
Class A	(11,056,318)	(25,785,095)
Class C	(1,271,461)	(2,522,687)
Class R	217,209	(560,888)
Class Y	(35,159,708)	(34,469,201)
Investor Class	(1,169,264)	(9,339,904)
Class R6	514,359,218	1,167,175
Net increase (decrease) in net assets resulting from share transactions	465,919,676	(71,510,600)
Net increase in net assets	476,404,378	10,662,820
Net assets:
Beginning of year	451,231,722	440,568,902
End of year	$927,636,100	$451,231,722
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco International Value Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/25	$36.41	$0.52	$3.08	$3.60	$(1.21)	$(2.10)	$(3.31)	$36.70	11.15%	$223,894	1.38%	1.41%	1.50%	120%
Year ended 10/31/24	30.64	0.50	6.17	6.67	(0.52)	(0.38)	(0.90)	36.41	21.96	232,445	1.42	1.42	1.37	19
Year ended 10/31/23	28.86	0.49 (d)	3.53	4.02	(0.01)	(2.23)	(2.24)	30.64	14.18	217,328	1.42	1.42	1.52 (d)	17
Year ended 10/31/22	45.47	0.46	(13.20)	(12.74)	(1.04)	(2.83)	(3.87)	28.86	(30.38)	213,529	1.37	1.37	1.32	24
Year ended 10/31/21	33.73	0.44	11.81	12.25	(0.51)	—	(0.51)	45.47	36.58	359,154	1.35	1.35	1.02	18
Class C
Year ended 10/31/25	33.18	0.23	2.80	3.03	(0.89)	(2.10)	(2.99)	33.22	10.33	3,182	2.14	2.16	0.74	120
Year ended 10/31/24	27.93	0.20	5.64	5.84	(0.21)	(0.38)	(0.59)	33.18	21.01	4,485	2.17	2.17	0.62	19
Year ended 10/31/23	26.66	0.23 (d)	3.27	3.50	—	(2.23)	(2.23)	27.93	13.33	5,925	2.17	2.17	0.77 (d)	17
Year ended 10/31/22	42.22	0.18	(12.24)	(12.06)	(0.67)	(2.83)	(3.50)	26.66	(30.89)	8,844	2.12	2.12	0.57	24
Year ended 10/31/21	31.31	0.11	11.00	11.11	(0.20)	—	(0.20)	42.22	35.56	20,596	2.10	2.10	0.27	18
Class R
Year ended 10/31/25	36.21	0.43	3.07	3.50	(1.10)	(2.10)	(3.20)	36.51	10.89	3,998	1.63	1.66	1.25	120
Year ended 10/31/24	30.46	0.40	6.15	6.55	(0.42)	(0.38)	(0.80)	36.21	21.66	3,717	1.67	1.67	1.12	19
Year ended 10/31/23	28.76	0.41 (d)	3.52	3.93	—	(2.23)	(2.23)	30.46	13.89	3,571	1.67	1.67	1.27 (d)	17
Year ended 10/31/22	45.29	0.37	(13.15)	(12.78)	(0.92)	(2.83)	(3.75)	28.76	(30.53)	4,661	1.62	1.62	1.07	24
Year ended 10/31/21	33.59	0.33	11.78	12.11	(0.41)	—	(0.41)	45.29	36.25	7,420	1.60	1.60	0.77	18
Class Y
Year ended 10/31/25	36.47	0.60	3.10	3.70	(1.31)	(2.10)	(3.41)	36.76	11.47	80,966	1.15	1.17	1.73	120
Year ended 10/31/24	30.70	0.59	6.17	6.76	(0.61)	(0.38)	(0.99)	36.47	22.22	116,331	1.17	1.17	1.62	19
Year ended 10/31/23	28.93	0.58 (d)	3.53	4.11	(0.11)	(2.23)	(2.34)	30.70	14.47	127,534	1.17	1.17	1.77 (d)	17
Year ended 10/31/22	45.58	0.56	(13.23)	(12.67)	(1.15)	(2.83)	(3.98)	28.93	(30.21)	199,354	1.12	1.12	1.57	24
Year ended 10/31/21	33.81	0.54	11.84	12.38	(0.61)	—	(0.61)	45.58	36.93	628,317	1.10	1.10	1.27	18
Investor Class
Year ended 10/31/25	36.30	0.56	3.06	3.62	(1.24)	(2.10)	(3.34)	36.58	11.27 (e)	90,001	1.29 (e)	1.30 (e)	1.59 (e)	120
Year ended 10/31/24	30.55	0.52	6.16	6.68	(0.55)	(0.38)	(0.93)	36.30	22.07 (e)	90,033	1.34 (e)	1.34 (e)	1.45 (e)	19
Year ended 10/31/23	28.78	0.52 (d)	3.52	4.04	(0.04)	(2.23)	(2.27)	30.55	14.29 (e)	83,597	1.33 (e)	1.33 (e)	1.61 (d)(e)	17
Year ended 10/31/22	45.37	0.48	(13.16)	(12.68)	(1.08)	(2.83)	(3.91)	28.78	(30.33)(e)	80,989	1.30 (e)	1.30 (e)	1.39 (e)	24
Year ended 10/31/21	33.65	0.48	11.79	12.27	(0.55)	—	(0.55)	45.37	36.73 (e)	128,214	1.24 (e)	1.24 (e)	1.13 (e)	18
Class R6
Year ended 10/31/25	36.45	0.73	2.99	3.72	(1.36)	(2.10)	(3.46)	36.71	11.57	525,594	0.88	0.92	2.00	120
Year ended 10/31/24	30.68	0.64	6.17	6.81	(0.66)	(0.38)	(1.04)	36.45	22.41	4,222	1.04	1.04	1.75	19
Year ended 10/31/23	28.93	0.62 (d)	3.53	4.15	(0.17)	(2.23)	(2.40)	30.68	14.63	2,613	1.04	1.04	1.90 (d)	17
Year ended 10/31/22	45.58	0.60	(13.22)	(12.62)	(1.20)	(2.83)	(4.03)	28.93	(30.11)	3,048	1.00	1.00	1.69	24
Year ended 10/31/21	33.81	0.59	11.84	12.43	(0.66)	—	(0.66)	45.58	37.08	7,026	0.98	0.98	1.39	18

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)
Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the year ended October 31, 2023. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.29 and 0.91%, $0.03 and 0.16%, $0.21 and
0.66%, $0.38 and 1.16%, $0.32 and 1.00%, $0.42 and 1.29% for Class A, Class C, Class R, Class Y, Investor Class and Class R6 shares, respectively.

(e)
The total return, ratios of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.14%, 0.17%, 0.16%, 0.18% and
0.14% for the years ended October 31, 2025, 2024, 2023, 2022 and 2021, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco International Value Fund

Notes to Financial Statements
October 31, 2025
NOTE 1—Significant Accounting Policies
Invesco International Value Fund, formerly Invesco EQV European Equity Fund, (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently consists of six different classes of shares:  Class A, Class C, Class R, Class Y, Investor Class and Class R6. Class Y shares are available only to certain investors.  Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC").  Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Investor Class shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
8
Invesco International Value Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.
As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2025, the Fund received refunds in excess of the foreign tax paid during the year and has recorded the estimated liability as a reduction to income which is reflected as IRS closing agreement fees for foreign withholding tax claims on the Statement of Operations.
G.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
I.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact
9
Invesco International Value Fund

overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement notes disclosures only and did not affect the Fund’s financial position or the results of its operations.
K.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2025, the Fund paid the Adviser fees for securities lending agent services, which were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
L.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
M.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
N.
Other Risks - The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have significant adverse effects on the economies of EU member countries. Responses to financial problems by EU countries may not produce the desired results, may limit future growth and economic recovery, may result in social unrest, or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. A number of countries in Eastern Europe remain relatively undeveloped and can be particularly sensitive to
10
Invesco International Value Fund

political and economic developments. Separately, the EU faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the EU, such as the departure of the United Kingdom, referred to as “Brexit”, could place the departing member’s currency and banking system under severe stress or even in jeopardy. An exit by other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.
Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; lack of willingness or ability of the Chinese government to support the economies and markets of the Greater China region; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; lack of publicly available information; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts and the risk of war, either internal or with other countries; public health emergencies resulting in market closures, travel restrictions, quarantines or other interventions; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole.
The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. In addition, export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of tariffs, sanctions, capital controls, embargoes, trade wars or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The current political climate has intensified concerns about a potential trade war between China and the U.S., as each country has recently imposed tariffs on the other country’s products. Further, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Fund.
Certain securities issued by companies located or operating in Greater China, such as China A-shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
The Fund’s Japanese investments may be adversely affected by protectionist trade policies, slow economic activity worldwide, dependence on exports and international trade, increasing competition from Asia’s other low-cost emerging economies, political and social instability, regional and global conflicts and natural disasters, as well as by commodity markets fluctuations related to Japan’s limited natural resource supply. The Japanese economy also faces several other concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits.
Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.850%
Next $250 million	0.825%
Next $500 million	0.785%
Over $1 billion	0.760%
Prior to August 22, 2025, the Fund accrued daily and paid monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Over $10 billion	0.760%
For the year ended October 31, 2025, the effective advisory fee rate incurred by the Fund was 0.89%.
11
Invesco International Value Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
Effective August 22, 2025, the Adviser has contractually agreed, through at least August 31, 2027, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class and Class R6 shares to 1.11%, 1.86%, 1.36%, 0.86%, 1.11% and 0.86%, respectively, of the Fund’s average daily net assets (the "expense limits"). Prior to August 22, 2025, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.25% and 2.00%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on August 31, 2027. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2025, the Adviser waived advisory fees of $20,245 and reimbursed class level expenses of $57,642, $880, $23,229,  $1,030, $21,244 and $31,382 of Class A, Class C, Class R, Class Y, Investor Class and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R, Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended  October 31, 2025, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2025, IDI advised the Fund that IDI retained $15,888 in front-end sales commissions from the sale of Class A shares and $4,065 and $382 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended October 31, 2025, the Fund incurred $238 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
12
Invesco International Value Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$34,786,716	$—	$34,786,716
Austria	—	34,754,070	—	34,754,070
Belgium	—	17,951,017	—	17,951,017
Canada	39,904,745	—	—	39,904,745
China	—	65,469,160	—	65,469,160
Denmark	—	7,695,550	—	7,695,550
Finland	—	16,815,774	—	16,815,774
France	—	45,225,611	—	45,225,611
Germany	—	96,361,968	—	96,361,968
Hong Kong	—	28,818,529	—	28,818,529
India	46,913,283	—	—	46,913,283
Italy	—	58,805,512	—	58,805,512
Japan	—	153,375,319	—	153,375,319
Netherlands	—	47,240,597	—	47,240,597
Russia	—	—	11	11
South Africa	—	16,066,794	—	16,066,794
South Korea	27,708,305	—	—	27,708,305
Spain	—	50,077,095	—	50,077,095
Sweden	—	10,701,629	—	10,701,629
Switzerland	—	39,451,864	—	39,451,864
United Kingdom	—	72,726,794	—	72,726,794
United States	—	9,601,642	—	9,601,642
Money Market Funds	2,589,705	82,170,259	—	84,759,964
Total Investments	$117,116,038	$888,095,900	$11	$1,005,211,949
NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2025, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $19,200.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2025 and 2024:
	2025	2024
Ordinary income*	$16,097,806	$7,637,013
Long-term capital gain	23,613,263	5,290,137
Total distributions	$39,711,069	$12,927,150

*	Includes short-term capital gain distributions, if any.

13
Invesco International Value Fund

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$22,839,819
Undistributed long-term capital gain	119,069,265
Net unrealized appreciation — investments	11,927,040
Net unrealized appreciation — foreign currencies	107,116
Temporary book/tax differences	(109,305)
Shares of beneficial interest	773,802,165
Total net assets	$927,636,100
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of October 31, 2025.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2025 was $1,067,215,492 and $635,576,840, respectively. As of October 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$49,759,630
Aggregate unrealized (depreciation) of investments	(37,832,590)
Net unrealized appreciation of investments	$11,927,040
Cost of investments for tax purposes is $993,284,909.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of passive foreign investment companies and equalization, on October 31, 2025, undistributed net investment income was increased by $21,130,309, undistributed net realized gain was decreased by $26,503,311 and shares of beneficial interest was increased by $5,373,002. This reclassification had no effect on the net assets of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended October 31, 2025(a)		Year ended October 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Class A	275,702	$9,469,559	165,162	$5,955,059
Class C	16,867	526,278	13,049	426,052
Class R	22,628	786,835	15,331	549,456
Class Y	275,813	9,420,956	233,740	8,567,444
Investor Class	35,549	1,202,387	22,351	796,780
Class R6	14,444,309	523,181,448	53,803	2,007,359
Issued as reinvestment of dividends:
Class A	561,721	18,098,583	162,551	5,567,362
Class C	12,629	370,794	3,362	105,643
Class R	9,889	317,618	2,691	91,856
Class Y	189,409	6,098,966	66,546	2,277,871
Investor Class	224,572	7,204,280	65,158	2,223,201
Class R6	11,688	375,521	2,206	75,388
Automatic conversion of Class C shares to Class A shares:
Class A	27,940	978,493	46,553	1,673,903
Class C	(30,772)	(978,493)	(50,897)	(1,673,903)
14
Invesco International Value Fund

Summary of Share Activity
	Year ended October 31, 2025(a)		Year ended October 31, 2024
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(1,149,410)	$(39,602,953)	(1,082,151)	$(38,981,419)
Class C	(38,109)	(1,190,040)	(42,497)	(1,380,479)
Class R	(25,645)	(887,244)	(32,604)	(1,202,200)
Class Y	(1,451,767)	(50,679,630)	(1,265,408)	(45,314,516)
Investor Class	(280,263)	(9,575,931)	(343,057)	(12,359,885)
Class R6	(255,301)	(9,197,751)	(25,362)	(915,572)
Net increase (decrease) in share activity	12,877,449	$465,919,676	(1,989,473)	$(71,510,600)

(a)	56% of the outstanding shares of the Fund are owned by the Adviser.
15
Invesco International Value Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco International Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco International Value Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the "Fund") as of October 31, 2025, the related statement of operations for the year ended October 31, 2025, the statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the five years in the period ended October 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 18, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
16
Invesco International Value Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 16, 2025, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco International Value Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH*, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory contract with Invesco Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2025.  After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees.  The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them.  The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the Board’s annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process). In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees.  The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups.  The Board also receives an independent written evaluation from the Senior Officer.  The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements.  In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 6, 2025 and June 16-18, 2025, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts.  The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor.  Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s).  The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities.  The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks.  The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent.  The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology.  The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing.  The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.  The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments.  The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business.  The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services.  The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.  As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading.  The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.  The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement.  The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2024 to the performance of funds in the Broadridge performance universe and against the MSCI Europe Index (Index).  The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one and five year periods and the fourth quintile for the three year period (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis).  The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods.  The Board noted that the Fund’s underperformance relative to its peers was attributable to its smaller market cap profile relative to peers, as well as stock selection in certain sectors, and that the Fund’s long-term performance continued to be negatively impacted by Russian exposure.  The
17
Invesco International Value Fund

Board considered information provided by management in response to follow-up questions from the Board regarding management’s plans to improve the performance of the Fund.  The Board noted Invesco’s restructuring of its fundamental equity platform to create a unified global platform in an effort to drive improved Fund performance.  The Board considered that as part of such restructuring, the Fund’s portfolio management team would be changed effective June 23, 2025 and the Fund also would be repositioned to an international value strategy effective on or about August 22, 2025.  The Board further considered that as part of the repositioning, the Fund’s investment strategy, investable universe, investment process and benchmark indices would be changed, and the Fund would be renamed “Invesco International Value Fund.”  The Board received and evaluated information from management regarding the estimated portfolio turnover and related transaction costs, as well as the estimated tax impact, associated with such changes.  The Board also received and reviewed information provided by management comparing the risk-adjusted returns and other metrics of the Fund’s current Broadridge performance universe to the performance universe associated with the new strategy.  The Board considered information provided and discussed by management regarding the strength and track record of the new portfolio management team.  The Board considered management’s rationale for the changes, as well as management’s views regarding how the changes could benefit Fund shareholders.  The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.  The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group.  The Board noted that the contractual management and actual management fee rates for Class A shares of the Fund were reasonably comparable to and above, respectively, the median contractual management and actual management fee rates of funds in its expense group.  The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included.  The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.  The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.  The Board noted that the Fund’s actual management fees were in the fifth quintile of its expense group and discussed with management reasons for such actual management fees. The independent Trustees reviewed and considered additional information provided by management, including with respect to the Fund’s actual management fees relative to peers and the additional management resources and costs required for the Fund’s significant (and greater relative to peers) small cap holdings. The Board considered limitations with regard to the Fund’s expense group, in particular that the expense group does not differentiate by capitalization weighting.  The Board also considered information provided by management regarding how the Fund’s actual and contractual management fees compare to other similar funds not included in the expense group.  The Board considered that in connection with the repositioning of the Fund to an international value strategy discussed above, the Fund’s contractual management fee schedule would be reduced at all breakpoint levels effective on or about August 22, 2025.  In considering the changes to the Fund’s management fee schedule, the Board received and reviewed information provided by management comparing the Fund’s anticipated expense information to that of other international value funds, as determined by a third-party data provider, which category of funds management believed was representative of the Fund’s new expense group.
The Board noted that Invesco Advisers had voluntarily agreed to waive fees and/or limit expenses of the Fund for an indefinite period until further notice to the Board in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.  The Board further noted that, effective on or about August 22, 2025 in connection with the Fund’s repositioning discussed above, Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least one year in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed.  Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds.  The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty.  The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size.  The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers.  The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis.  The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology.  The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually.  The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund.  The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.  The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.  The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund.  The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources.  The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services.  The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
18
Invesco International Value Fund

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.  The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses.  The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements.  The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.  The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates.  In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral.  The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received.  The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities.  The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.  The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund.  Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
* Effective as of August 29, 2025, Invesco Asset Management Deutschland GmbH merged into Invesco Management S.A.
19
Invesco International Value Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$28,986,263
Qualified Dividend Income*	59.05%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Foreign Taxes	$0.0332	per share
Foreign Source Income	$0.6263	per share
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$1,378,982
20
Invesco International Value Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
21
Invesco International Value Fund

SEC file number(s): 811-06463 and 033-44611
Invesco Distributors, Inc.
EGR-NCSR

Annual Financial Statements and Other Information
October 31, 2025
Invesco MSCI World SRI Index Fund
Nasdaq:
A: VSQAX ■ C: VSQCX ■ R: VSQRX ■ Y: VSQYX ■ R5: VSQFX ■ R6: VSQSX

2	Schedule of Investments
7	Financial Statements
10	Financial Highlights
11	Notes to Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Approval of Investment Advisory and Sub-Advisory Contracts
23	Tax Information
24	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
October 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–96.58%
Australia–1.42%
ASX Ltd.	53	$1,955
BlueScope Steel Ltd.	214	3,202
Brambles Ltd.	565	9,181
Cochlear Ltd.	24	4,506
CSL Ltd.	197	22,958
Evolution Mining Ltd.	544	3,850
Goodman Group	881	19,002
James Hardie Industries PLC, CDI(a)	159	3,349
Northern Star Resources Ltd.	425	6,853
QBE Insurance Group Ltd.	666	8,641
Suncorp Group Ltd.	353	4,531
Transurban Group	1,380	13,057
WiseTech Global Ltd.	93	4,194
		105,279
Austria–0.04%
Verbund AG	41	3,164
Belgium–0.25%
Ageas S.A./N.V.	85	5,625
KBC Group N.V.	107	12,873
		18,498
Canada–3.20%
Agnico Eagle Mines Ltd.	156	25,090
Bank of Nova Scotia (The)	376	24,661
Canadian Tire Corp. Ltd., Class A	31	3,555
CGI, Inc., Class A	66	5,744
Dollarama, Inc.	135	17,548
Fortis, Inc.	237	11,913
Metro, Inc.	56	3,733
National Bank of Canada	188	21,004
RB Global, Inc.	61	6,052
Saputo, Inc.	142	3,431
Shopify, Inc., Class A(a)	217	37,729
Sun Life Financial, Inc.	287	17,457
TELUS Corp.	186	2,720
Thomson Reuters Corp.	43	6,587
Toronto-Dominion Bank (The)	359	29,477
Wheaton Precious Metals Corp.	154	14,872
WSP Global, Inc.	31	5,927
		237,500
Denmark–1.42%
DSV A/S	86	18,353
Genmab A/S(a)	15	4,278
Novo Nordisk A/S, Class B	1,255	61,786
Novonesis (Novozymes) B, Class B	155	9,263
Pandora A/S	32	4,282
Vestas Wind Systems A/S	371	7,588
		105,550
Finland–0.42%
Elisa OYJ	58	2,556
Kesko OYJ, Class B	132	2,785
Kone OYJ, Class B	124	8,285
Shares		Value
Finland–(continued)
Sampo OYJ	782	$8,716
Stora Enso OYJ, Class R	335	3,901
UPM-Kymmene OYJ	188	5,044
		31,287
France–2.46%
AXA S.A.	737	31,977
Cie Generale des Etablissements Michelin S.C.A.	326	10,414
Credit Agricole S.A.	456	8,231
Danone S.A.	276	24,375
Hermes International S.C.A.	13	32,168
Publicis Groupe S.A.	100	10,023
Rexel S.A.	103	3,572
Schneider Electric SE	218	62,115
		182,875
Germany–0.86%
adidas AG	85	16,072
Deutsche Boerse AG	82	20,766
Fresenius SE & Co. KGaA	124	7,135
GEA Group AG	47	3,362
Henkel AG & Co. KGaA, Preference Shares	101	8,182
LEG Immobilien SE	30	2,286
Merck KGaA	47	6,157
		63,960
Hong Kong–0.60%
AIA Group Ltd.	4,200	40,869
MTR Corp. Ltd.	1,000	3,669
		44,538
Ireland–0.07%
Kerry Group PLC, Class A	55	5,017
Italy–0.61%
Assicurazioni Generali S.p.A.	439	16,900
FinecoBank Banca Fineco S.p.A.	238	5,446
Mediobanca Banca di Credito Finanziario S.p.A.	296	5,657
Moncler S.p.A.	84	5,039
Poste Italiane S.p.A.(b)	309	7,450
Terna S.p.A.	484	4,963
		45,455
Japan–6.46%
Ajinomoto Co., Inc.	300	8,509
Asahi Kasei Corp.	300	2,299
Bridgestone Corp.	200	8,731
Daiwa Securities Group, Inc.	400	3,078
FANUC Corp.	300	10,011
Fujitsu Ltd.	800	20,848
Hitachi Ltd.	1,600	54,654
Hoya Corp.	100	16,243
JFE Holdings, Inc.	300	3,438
Kao Corp.	200	8,464
KDDI Corp.	1,200	19,128
LY Corp.	1,300	3,820
MatsukiyoCocokara & Co.	200	3,624
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco MSCI World SRI Index Fund

Shares		Value
Japan–(continued)
Mitsubishi Chemical Group Corp.	600	$3,134
Mitsubishi Estate Co. Ltd.	500	10,596
Nitto Denko Corp.	300	7,472
Nomura Research Institute Ltd.	200	7,723
Oriental Land Co. Ltd.	500	10,119
ORIX Corp.	500	12,231
Pan Pacific International Holdings Corp.	1,000	5,949
Rakuten Group, Inc.(a)	600	3,925
Recruit Holdings Co. Ltd.	600	29,753
Secom Co. Ltd.	200	6,761
Sekisui House Ltd.	200	4,291
SG Holdings Co. Ltd.	300	2,757
Shiseido Co. Ltd.	200	3,369
SoftBank Corp.	12,100	17,194
Sompo Holdings, Inc.	300	9,143
Sony Financial Group, Inc.(a)	1,800	1,815
Sony Group Corp.	1,800	50,129
Sumitomo Metal Mining Co. Ltd.	100	3,271
Sumitomo Mitsui Financial Group, Inc.	1,400	37,903
Sysmex Corp.	200	2,230
T&D Holdings, Inc.	200	4,295
Tokio Marine Holdings, Inc.	700	26,105
Tokyo Electron Ltd.	200	44,094
Toray Industries, Inc.	600	3,674
Unicharm Corp.	500	3,094
Yamaha Motor Co. Ltd.	300	2,161
Yokohama Financial Group, Inc.	500	3,632
		479,667
Netherlands–3.23%
Akzo Nobel N.V.	79	5,221
argenx SE(a)	21	17,152
ASML Holding N.V.	121	127,934
Koninklijke Ahold Delhaize N.V.	319	13,053
Koninklijke KPN N.V.	1,246	5,766
NXP Semiconductors N.V.	101	21,121
Prosus N.V.(a)	538	37,186
Wolters Kluwer N.V.	105	12,871
		240,304
New Zealand–0.04%
Meridian Energy Ltd.	903	3,057
Norway–0.24%
DNB Bank ASA	337	8,602
Mowi ASA	172	3,781
Orkla ASA	280	2,844
Telenor ASA	186	2,766
		17,993
Singapore–0.04%
CapitaLand Investment Ltd.	1,400	2,837
Spain–0.35%
Amadeus IT Group S.A.	216	16,511
Cellnex Telecom S.A.(b)	225	7,005
Redeia Corp. S.A.	122	2,196
		25,712
Sweden–0.57%
Boliden AB(a)	92	4,126
Shares		Value
Sweden–(continued)
EQT AB	107	$3,698
Essity AB, Class B	214	5,878
Sandvik AB	299	9,042
Svenska Cellulosa AB S.C.A., Class B	159	2,118
Svenska Handelsbanken AB, Class A	576	7,516
Tele2 AB, Class B	346	5,496
Telia Co. AB	1,235	4,862
		42,736
Switzerland–2.34%
ABB Ltd.	632	46,988
DSM-Firmenich AG	90	7,336
Givaudan S.A.	4	16,387
Julius Baer Group Ltd.	53	3,578
Kuehne + Nagel International AG, Class R	22	4,221
Lonza Group AG	34	23,478
SGS S.A.	59	6,653
SIG Group AG(a)	145	1,621
Sika AG	52	10,191
Sonova Holding AG, Class A	19	5,183
Straumann Holding AG(a)	25	3,142
VAT Group AG(b)	8	3,496
Zurich Insurance Group AG	60	41,728
		174,002
United Kingdom–3.13%
3i Group PLC	423	24,479
Admiral Group PLC	69	2,971
Auto Trader Group PLC(b)	289	2,965
Barratt Redrow PLC	464	2,296
DCC PLC	45	2,965
Informa PLC	372	4,737
Intertek Group PLC	34	2,265
J Sainsbury PLC	611	2,743
Kingfisher PLC	1,023	4,149
Land Securities Group PLC	362	2,958
Legal & General Group PLC	2,286	7,144
London Stock Exchange Group PLC	196	24,427
M&G PLC	1,189	4,117
National Grid PLC	2,050	30,738
Pearson PLC	204	2,839
RELX PLC	759	33,545
Schroders PLC	825	4,117
Segro PLC	312	2,863
SSE PLC	459	11,563
Unilever PLC	971	58,264
		232,145
United States–68.83%
Adobe, Inc.(a)	169	57,512
Advanced Micro Devices, Inc.(a)	621	159,051
Agilent Technologies, Inc.	123	18,002
Akamai Technologies, Inc.(a)	41	3,079
Alcon AG	169	12,596
Allegion PLC	25	4,144
American Express Co.	221	79,721
American Tower Corp.	189	33,827
American Water Works Co., Inc.	72	9,247
Ameriprise Financial, Inc.	43	19,469
Amgen, Inc.	212	63,267
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco MSCI World SRI Index Fund

Shares		Value
United States–(continued)
Analog Devices, Inc.	190	$44,485
Annaly Capital Management, Inc.	125	2,646
Applied Materials, Inc.	317	73,893
Aptiv PLC(a)	100	8,110
Atlassian Corp., Class A(a)	55	9,318
Autodesk, Inc.(a)	92	27,723
Automatic Data Processing, Inc.	165	42,950
Axon Enterprise, Inc.(a)	30	21,967
Ball Corp.	116	5,452
Bank of New York Mellon Corp. (The)	300	32,379
Best Buy Co., Inc.	66	5,421
Biogen, Inc.(a)	53	8,176
BlackRock, Inc.	58	62,803
Booking Holdings, Inc.	13	66,011
Broadridge Financial Solutions, Inc.	43	9,477
Bunge Global S.A.	38	3,595
C.H. Robinson Worldwide, Inc.	39	6,006
Cadence Design Systems, Inc.(a)	103	34,885
Carrier Global Corp.	353	21,000
Centene Corp.(a)	174	6,154
Church & Dwight Co., Inc.	93	8,155
Cigna Group (The)	111	27,130
Clorox Co. (The)	45	5,061
CMS Energy Corp.	107	7,870
CNH Industrial N.V.	299	3,137
Coca-Cola Co. (The)	1,571	108,242
Consolidated Edison, Inc.	132	12,858
Cooper Cos., Inc. (The)(a)	72	5,034
CRH PLC	238	28,346
Crown Castle, Inc.	145	13,082
Cummins, Inc.	52	22,759
D.R. Horton, Inc.	132	19,679
Danaher Corp.	257	55,353
DaVita, Inc.(a)	27	3,214
Deckers Outdoor Corp.(a)	57	4,646
Dick’s Sporting Goods, Inc.	16	3,543
Digital Realty Trust, Inc.	122	20,790
DocuSign, Inc.(a)	38	2,779
Dover Corp.	51	9,254
Dynatrace, Inc.(a)	58	2,933
eBay, Inc.	142	11,546
Ecolab, Inc.	108	27,691
Edwards Lifesciences Corp.(a)	284	23,416
Electronic Arts, Inc.	109	21,807
Elevance Health, Inc.	90	28,548
EMCOR Group, Inc.	12	8,109
Equinix, Inc.	39	32,994
Essential Utilities, Inc.	82	3,200
Eversource Energy	126	9,300
Exelon Corp.	377	17,387
Expeditors International of Washington, Inc.	47	5,729
F5, Inc.(a)	11	2,784
FactSet Research Systems, Inc.	11	2,935
Fair Isaac Corp.(a)	8	13,276
Ferguson Enterprises, Inc.	85	21,123
Fidelity National Information Services, Inc.	249	15,567
First Solar, Inc.(a)	41	10,945
Fiserv, Inc.(a)	236	15,739
Fortive Corp.	127	6,393
Shares		Value
United States–(continued)
Fox Corp., Class A	105	$6,788
Gartner, Inc.(a)	21	5,215
General Mills, Inc.	208	9,695
Genuine Parts Co.	27	3,437
Gilead Sciences, Inc.	495	59,296
GoDaddy, Inc., Class A(a)	39	5,192
Graco, Inc.	55	4,497
Hartford Insurance Group, Inc. (The)	111	13,784
HCA Healthcare, Inc.	75	34,476
Hologic, Inc.(a)	89	6,578
Home Depot, Inc. (The)	382	145,003
HubSpot, Inc.(a)	14	6,887
Humana, Inc.	32	8,902
Huntington Bancshares, Inc.	637	9,835
IDEX Corp.	21	3,601
IDEXX Laboratories, Inc.(a)	36	22,662
Illinois Tool Works, Inc.	108	26,343
Ingersoll Rand, Inc.	151	11,526
Insulet Corp.(a)	19	5,947
Intel Corp.(a)	1,712	68,463
Intercontinental Exchange, Inc.	221	32,330
International Paper Co.	117	4,521
Intuit, Inc.	110	73,431
IQVIA Holdings, Inc.(a)	54	11,689
J.B. Hunt Transport Services, Inc.	29	4,897
Johnson Controls International PLC	278	31,800
Kellanova	126	10,466
Kenvue, Inc.	622	8,938
KeyCorp	284	4,996
Keysight Technologies, Inc.(a)	50	9,148
Labcorp Holdings, Inc.	31	7,873
Lam Research Corp.	503	79,202
Lennox International, Inc.	12	6,060
Lowe’s Cos., Inc.	225	53,579
lululemon athletica, Inc.(a)	46	7,845
Marsh & McLennan Cos., Inc.	199	35,452
Marvell Technology, Inc.	355	33,278
McCormick & Co., Inc.	66	4,235
Mettler-Toledo International, Inc.(a)	7	9,914
Molina Healthcare, Inc.(a)	22	3,367
MongoDB, Inc.(a)	35	12,594
Moody’s Corp.	68	32,660
Motorola Solutions, Inc.	57	23,182
Nasdaq, Inc.	159	13,593
NetApp, Inc.	47	5,536
Newmont Corp.	420	34,007
Northern Trust Corp.	56	7,206
Nutanix, Inc., Class A(a)	59	4,203
NVIDIA Corp.	3,796	768,652
Okta, Inc.(a)	44	4,027
Old Dominion Freight Line, Inc.	72	10,110
Owens Corning	31	3,947
Palo Alto Networks, Inc.(a)	260	57,262
Paychex, Inc.	111	12,990
Pentair PLC	46	4,892
PepsiCo, Inc.	537	78,450
PNC Financial Services Group, Inc. (The)	167	30,486
Pool Corp.	12	3,205
PPG Industries, Inc.	85	8,309
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco MSCI World SRI Index Fund

Shares		Value
United States–(continued)
Principal Financial Group, Inc.	50	$4,202
Progressive Corp. (The)	234	48,204
Prudential Financial, Inc.	137	14,248
PTC, Inc.(a)	38	7,545
PulteGroup, Inc.	63	7,552
Pure Storage, Inc., Class A(a)	75	7,403
Quanta Services, Inc.	63	28,295
Quest Diagnostics, Inc.	36	6,334
Raymond James Financial, Inc.	51	8,092
Regions Financial Corp.	273	6,607
Rivian Automotive, Inc., Class A(a)	310	4,207
Rockwell Automation, Inc.	41	15,103
S&P Global, Inc.	125	60,901
Samsara, Inc., Class A(a)	69	2,772
ServiceNow, Inc.(a)	81	74,462
State Street Corp.	101	11,682
Steel Dynamics, Inc.	46	7,213
STERIS PLC	36	8,485
Swiss Re AG	131	23,921
Synchrony Financial	142	10,562
Synopsys, Inc.(a)	77	34,944
T. Rowe Price Group, Inc.	66	6,767
Take-Two Interactive Software, Inc.(a)	85	21,791
Target Corp.	159	14,742
Tesla, Inc.(a)	1,072	489,432
Texas Instruments, Inc.	359	57,964
Tractor Supply Co.	196	10,606
Trane Technologies PLC	92	41,276
Travelers Cos., Inc. (The)	96	25,788
Trimble, Inc.(a)	47	3,748
Truist Financial Corp.	499	22,270
Twilio, Inc., Class A(a)	55	7,418
U.S. Bancorp	582	27,168
Shares		Value
United States–(continued)
Ulta Beauty, Inc.(a)	14	$7,278
United Rentals, Inc.	28	24,393
Veeva Systems, Inc., Class A(a)	47	13,686
Veralto Corp.	74	7,302
Verizon Communications, Inc.	1,650	65,571
Vertex Pharmaceuticals, Inc.(a)	100	42,557
W.W. Grainger, Inc.	19	18,601
Walt Disney Co. (The)	700	78,834
Waters Corp.(a)	22	7,691
West Pharmaceutical Services, Inc.	27	7,616
Western Digital Corp.	112	16,824
Williams-Sonoma, Inc.	39	7,579
Willis Towers Watson PLC	28	8,767
Workday, Inc., Class A(a)	91	21,833
Xylem, Inc.	91	13,727
Zimmer Biomet Holdings, Inc.	77	7,743
Zoetis, Inc.	179	25,792
Zscaler, Inc.(a)	40	13,246
		5,111,923
Total Common Stocks & Other Equity Interests (Cost $4,891,593)		7,173,499
Money Market Funds–3.05%
Invesco Government & Agency Portfolio, Institutional Class, 4.06%(c)(d)	79,278	79,278
Invesco Treasury Portfolio, Institutional Class, 3.96%(c)(d)	147,123	147,123
Total Money Market Funds (Cost $226,401)		226,401
TOTAL INVESTMENTS IN SECURITIES—99.63% (Cost $5,117,994)		7,399,900
OTHER ASSETS LESS LIABILITIES–0.37%		27,150
NET ASSETS–100.00%		$7,427,050
Investment Abbreviations:
CDI	– CREST Depository Interest
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
October 31, 2025 was $20,916, which represented less than 1% of the Fund’s Net Assets.

(c)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$145,974	$1,446,056	$(1,512,752)	$-	$-	$79,278	$6,984
Invesco Treasury Portfolio, Institutional Class	270,840	2,685,533	(2,809,250)	-	-	147,123	12,856
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	705,684	(705,684)	-	-	-	203*
Invesco Private Prime Fund	-	1,814,475	(1,814,475)	-	-	-	349*
Total	$416,814	$6,651,748	$(6,842,161)	$-	$-	$226,401	$20,392

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2025.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco MSCI World SRI Index Fund

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Equity Risk
MSCI World Index	1	December-2025	$141,210	$1,299	$1,299

(a)	Futures contracts collateralized by $9,753 cash held with Merrill Lynch International, the futures commission merchant.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco MSCI World SRI Index Fund

Statement of Assets and Liabilities
October 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost $4,891,593)	$7,173,499
Investments in affiliated money market funds, at value (Cost $226,401)	226,401
Other investments:
Variation margin receivable — futures contracts	1,200
Deposits with brokers:
Cash collateral — exchange-traded futures contracts	9,753
Foreign currencies, at value (Cost $5,217)	5,179
Receivable for:
Fund shares sold	1,335
Fund expenses absorbed	1,365
Dividends	13,767
Foreign withholding tax claims	48
Investment for trustee deferred compensation and retirement plans	28,147
Other assets	47,890
Total assets	7,508,584
Liabilities:
Payable for:
Amount due custodian	1,790
Accrued fees to affiliates	2,490
Accrued trustees’ and officers’ fees and benefits	1,224
Accrued other operating expenses	47,883
Trustee deferred compensation and retirement plans	28,147
Total liabilities	81,534
Net assets applicable to shares outstanding	$7,427,050
Net assets consist of:
Shares of beneficial interest	$3,853,203
Distributable earnings	3,573,847
$7,427,050
Net Assets:
Class A	$1,696,160
Class C	$232,076
Class R	$1,141,360
Class Y	$825,568
Class R5	$19,066
Class R6	$3,512,820
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	90,009
Class C	12,658
Class R	61,172
Class Y	43,337
Class R5	1,001
Class R6	184,463
Class A:
Net asset value per share	$18.84
Maximum offering price per share (Net asset value of $18.84 ÷ 94.50%)	$19.94
Class C:
Net asset value and offering price per share	$18.33
Class R:
Net asset value and offering price per share	$18.66
Class Y:
Net asset value and offering price per share	$19.05
Class R5:
Net asset value and offering price per share	$19.05
Class R6:
Net asset value and offering price per share	$19.04
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco MSCI World SRI Index Fund

Statement of Operations
For the year ended October 31, 2025
Investment income:
Interest	$552
Dividends (net of foreign withholding taxes of $18,093)	241,205
Dividends from affiliated money market funds (includes net securities lending income of $21)	19,861
Foreign withholding tax claims	48
Total investment income	261,666
Expenses:
Advisory fees	22,894
Administrative services fees	2,467
Custodian fees	1,717
Distribution fees:
Class A	4,079
Class C	2,216
Class R	5,203
Transfer agent fees — A, C, R and Y	6,583
Transfer agent fees — R5	6
Transfer agent fees — R6	3,814
Trustees’ and officers’ fees and benefits	20,714
Registration and filing fees	79,714
Licensing fees	8,296
Reports to shareholders	11,282
Professional services fees	65,146
Other	14,410
Total expenses	248,541
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(206,538)
Net expenses	42,003
Net investment income	219,663
Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities	2,714,719
Foreign currencies	4,260
Futures contracts	71,789
2,790,768
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(755,110)
Foreign currencies	788
Futures contracts	1,220
(753,102)
Net realized and unrealized gain	2,037,666
Net increase in net assets resulting from operations	$2,257,329
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco MSCI World SRI Index Fund

Statement of Changes in Net Assets
For the years ended October 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$219,663	$230,596
Net realized gain	2,790,768	1,484,368
Change in net unrealized appreciation (depreciation)	(753,102)	1,721,153
Net increase in net assets resulting from operations	2,257,329	3,436,117
Distributions to shareholders from distributable earnings:
Class A	(157,589)	(36,712)
Class C	(20,702)	(5,445)
Class R	(98,263)	(19,346)
Class Y	(114,923)	(26,685)
Class R5	(1,787)	(489)
Class R6	(1,251,827)	(292,951)
Total distributions from distributable earnings	(1,645,091)	(381,628)
Share transactions–net:
Class A	(976)	236,152
Class C	3,911	10,395
Class R	104,877	224,496
Class Y	(408,726)	69,198
Class R6	(9,792,496)	2,840,061
Net increase (decrease) in net assets resulting from share transactions	(10,093,410)	3,380,302
Net increase (decrease) in net assets	(9,481,172)	6,434,791
Net assets:
Beginning of year	16,908,222	10,473,431
End of year	$7,427,050	$16,908,222
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9
Invesco MSCI World SRI Index Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/25	$18.03	$0.20	$2.36	$2.56	$(0.24)	$(1.51)	$(1.75)	$18.84	15.19%	$1,696	0.44%	1.81%	1.16%	29%
Year ended 10/31/24	14.39	0.23	3.90	4.13	(0.23)	(0.26)	(0.49)	18.03	29.11 (d)	1,636	0.44	2.00	1.37	32
Year ended 10/31/23	12.82	0.23	1.54	1.77	(0.20)	—	(0.20)	14.39	13.99	1,088	0.44	2.45	1.57	23
Year ended 10/31/22	16.76	0.19	(3.93)	(3.74)	(0.20)	—	(0.20)	12.82	(22.58)	914	0.44	2.15	1.28	13
Year ended 10/31/21	11.78	0.19	4.98	5.17	(0.19)	—	(0.19)	16.76	44.35	1,337	0.44	3.31	1.28	19
Class C
Year ended 10/31/25	17.61	0.07	2.30	2.37	(0.14)	(1.51)	(1.65)	18.33	14.34	232	1.19	2.56	0.41	29
Year ended 10/31/24	14.15	0.10	3.83	3.93	(0.21)	(0.26)	(0.47)	17.61	28.15 (d)	220	1.19	2.75	0.62	32
Year ended 10/31/23	12.60	0.12	1.53	1.65	(0.10)	—	(0.10)	14.15	13.14	166	1.19	3.20	0.82	23
Year ended 10/31/22	16.49	0.08	(3.88)	(3.80)	(0.09)	—	(0.09)	12.60	(23.16)	148	1.19	2.90	0.53	13
Year ended 10/31/21	11.67	0.08	4.92	5.00	(0.18)	—	(0.18)	16.49	43.21	207	1.19	4.06	0.53	19
Class R
Year ended 10/31/25	17.88	0.16	2.34	2.50	(0.21)	(1.51)	(1.72)	18.66	14.94	1,141	0.69	2.06	0.91	29
Year ended 10/31/24	14.30	0.19	3.87	4.06	(0.22)	(0.26)	(0.48)	17.88	28.81 (d)	985	0.69	2.25	1.12	32
Year ended 10/31/23	12.74	0.19	1.54	1.73	(0.17)	—	(0.17)	14.30	13.69	583	0.69	2.70	1.32	23
Year ended 10/31/22	16.66	0.15	(3.90)	(3.75)	(0.17)	—	(0.17)	12.74	(22.76)	464	0.69	2.40	1.03	13
Year ended 10/31/21	11.74	0.15	4.96	5.11	(0.19)	—	(0.19)	16.66	43.93	571	0.69	3.56	1.03	19
Class Y
Year ended 10/31/25	18.20	0.25	2.39	2.64	(0.28)	(1.51)	(1.79)	19.05	15.50	826	0.19	1.56	1.41	29
Year ended 10/31/24	14.49	0.28	3.92	4.20	(0.23)	(0.26)	(0.49)	18.20	29.45 (d)	1,201	0.19	1.75	1.62	32
Year ended 10/31/23	12.91	0.26	1.56	1.82	(0.24)	—	(0.24)	14.49	14.28	902	0.19	2.20	1.82	23
Year ended 10/31/22	16.87	0.22	(3.94)	(3.72)	(0.24)	—	(0.24)	12.91	(22.37)	793	0.19	1.90	1.53	13
Year ended 10/31/21	11.83	0.23	5.01	5.24	(0.20)	—	(0.20)	16.87	44.73	793	0.19	3.06	1.53	19
Class R5
Year ended 10/31/25	18.20	0.25	2.39	2.64	(0.28)	(1.51)	(1.79)	19.05	15.50	19	0.19	1.42	1.41	29
Year ended 10/31/24	14.49	0.28	3.92	4.20	(0.23)	(0.26)	(0.49)	18.20	29.45 (d)	18	0.19	1.63	1.62	32
Year ended 10/31/23	12.91	0.26	1.56	1.82	(0.24)	—	(0.24)	14.49	14.28	15	0.19	2.08	1.82	23
Year ended 10/31/22	16.87	0.23	(3.95)	(3.72)	(0.24)	—	(0.24)	12.91	(22.37)	13	0.19	1.78	1.53	13
Year ended 10/31/21	11.83	0.22	5.02	5.24	(0.20)	—	(0.20)	16.87	44.73	17	0.19	2.86	1.53	19
Class R6
Year ended 10/31/25	18.20	0.25	2.38	2.63	(0.28)	(1.51)	(1.79)	19.04	15.44	3,513	0.19	1.42	1.41	29
Year ended 10/31/24	14.49	0.28	3.92	4.20	(0.23)	(0.26)	(0.49)	18.20	29.45 (d)	12,848	0.19	1.63	1.62	32
Year ended 10/31/23	12.91	0.26	1.56	1.82	(0.24)	—	(0.24)	14.49	14.28	7,719	0.19	2.08	1.82	23
Year ended 10/31/22	16.87	0.23	(3.95)	(3.72)	(0.24)	—	(0.24)	12.91	(22.37)	6,590	0.19	1.80	1.53	13
Year ended 10/31/21	11.83	0.22	5.02	5.24	(0.20)	—	(0.20)	16.87	44.73	9,884	0.19	2.79	1.53	19

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)
Amount includes the effect of the Adviser pay-in for an economic loss that occurred on July 31, 2024. Had the pay-in not been made, the total return would have been 27.96%,
26.99%, 27.66%, 28.31%, 28.31% and 28.31% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10
Invesco MSCI World SRI Index Fund

Notes to Financial Statements
October 31, 2025
NOTE 1—Significant Accounting Policies
Invesco MSCI World SRI Index Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
All share classes, except for Class R6 shares, are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
11
Invesco MSCI World SRI Index Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.
As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2025, the Fund did not enter into any closing agreements.
G.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6.  Sub-accounting fees attributable to Class R5 are charged to the operations of the class.  Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
I.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact
12
Invesco MSCI World SRI Index Fund

overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement notes disclosures only and did not affect the Fund’s financial position or the results of its operations.
K.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2025, the Fund paid the Adviser fees for securities lending agent services, which were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
L.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
M.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
N.
Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the
13
Invesco MSCI World SRI Index Fund

Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
O.
Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
P.
Other Risks - The Fund intends to be diversified in approximately the same proportion as the MSCI World SRI Index (the "Underlying Index") is diversified. The Fund may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. To the extent the Fund becomes non-diversified, the Fund may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
Because MSCI Inc. ("MSCI"), the index provider of the Underlying Index, uses Environmental, Social and Governance ("ESG") factors to exclude, select and assign weights to certain stocks of companies included in the Underlying Index for non-financial reasons, the Fund may forego some market opportunities available to funds that do not use these factors.  Consequently, the Fund may underperform other funds that do not use ESG factors.  Further, there is a risk that information used by MSCI to evaluate the ESG factors may not be readily available, complete or accurate, which could negatively impact MSCI’s ability to apply its ESG standards when compiling the Underlying Index, which may negatively impact the Fund’s performance.  MSCI’s assessment of a company, based on the company’s level of involvement in a particular industry or other ESG factors, may differ from that of other funds, the Adviser or an investor.  As a result, the companies deemed eligible by MSCI for inclusion in the Underlying Index may not reflect the beliefs and values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them.  Not every investment or issuer held by the Fund may be evaluated for ESG considerations.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $2 billion	0.140%
Over $2 billion	0.120%
For the year ended October 31, 2025, the effective advisory fee rate incurred by the Fund was 0.14%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least February 28, 2027, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.44%, 1.19%, 0.69%, 0.19%, 0.19% and 0.19%, respectively, of the Fund’s average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2027. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended October 31, 2025, the Adviser waived advisory fees of $22,894, reimbursed fund level expenses of $173,039 and reimbursed class level expenses of $2,735, $371, $1,743, $1,734, $6 and $3,815 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended  October 31, 2025, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
14
Invesco MSCI World SRI Index Fund

NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of October 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$105,279	$—	$105,279
Austria	—	3,164	—	3,164
Belgium	—	18,498	—	18,498
Canada	237,500	—	—	237,500
Denmark	—	105,550	—	105,550
Finland	—	31,287	—	31,287
France	—	182,875	—	182,875
Germany	—	63,960	—	63,960
Hong Kong	—	44,538	—	44,538
Ireland	—	5,017	—	5,017
Italy	—	45,455	—	45,455
Japan	1,815	477,852	—	479,667
Netherlands	21,121	219,183	—	240,304
New Zealand	—	3,057	—	3,057
Norway	—	17,993	—	17,993
Singapore	—	2,837	—	2,837
Spain	—	25,712	—	25,712
Sweden	—	42,736	—	42,736
Switzerland	—	174,002	—	174,002
United Kingdom	—	232,145	—	232,145
United States	5,075,406	36,517	—	5,111,923
Money Market Funds	226,401	—	—	226,401
Total Investments in Securities	5,562,243	1,837,657	—	7,399,900
Other Investments - Assets*
Futures Contracts	1,299	—	—	1,299
Total Investments	$5,563,542	$1,837,657	$—	$7,401,199

*	Unrealized appreciation.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
15
Invesco MSCI World SRI Index Fund

Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2025:
Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$1,299
Derivatives not subject to master netting agreements	(1,299)
Total Derivative Assets subject to master netting agreements	$—

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
Effect of Derivative Investments for the year ended October 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$71,789
Change in Net Unrealized Appreciation:
Futures contracts	1,220
Total	$73,009
The table below summarizes the average notional value of derivatives held during the period.
Futures Contracts
Average notional value	$410,132

NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended October 31, 2025, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $201.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2025 and 2024:
	2025	2024
Ordinary income*	$297,038	$180,528
Long-term capital gain	1,348,053	201,100
Total distributions	$1,645,091	$381,628

*	Includes short-term capital gain distributions, if any.

16
Invesco MSCI World SRI Index Fund

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$643,687
Undistributed long-term capital gain	753,204
Net unrealized appreciation — investments	2,195,616
Net unrealized appreciation (depreciation) — foreign currencies	(140)
Temporary book/tax differences	(18,520)
Shares of beneficial interest	3,853,203
Total net assets	$7,427,050
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of October 31, 2025.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2025 was $4,388,318 and $15,590,689, respectively. As of October 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$2,378,347
Aggregate unrealized (depreciation) of investments	(182,731)
Net unrealized appreciation of investments	$2,195,616
Cost of investments for tax purposes is $5,205,583.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of equalization, on October 31, 2025, undistributed net investment income was increased by $59,085, undistributed net realized gain was decreased by $1,711,086 and shares of beneficial interest was increased by $1,652,001. This reclassification had no effect on the net assets of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended October 31, 2025(a)		Year ended October 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Class A	16,569	$268,890	24,724	$405,388
Class C	541	9,016	1,444	23,395
Class R	10,989	194,629	22,839	371,380
Class Y	22,010	412,479	73,131	1,239,150
Class R6	89,357	1,562,601	241,416	4,025,830
Issued as reinvestment of dividends:
Class A	8,912	152,490	2,170	34,374
Class C	1,235	20,702	320	4,982
Class R	5,686	96,540	1,199	18,870
Class Y	6,361	109,788	1,447	23,082
Class R6	72,454	1,250,550	18,345	292,601
Automatic conversion of Class C shares to Class A shares:
Class A	859	14,608	979	17,648
Class C	(881)	(14,608)	(1,001)	(17,648)
17
Invesco MSCI World SRI Index Fund

Summary of Share Activity
	Year ended October 31, 2025(a)		Year ended October 31, 2024
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(27,069)	$(436,964)	(12,764)	$(221,258)
Class C	(732)	(11,199)	(20)	(334)
Class R	(10,612)	(186,292)	(9,720)	(165,754)
Class Y	(51,007)	(930,993)	(70,854)	(1,193,034)
Class R6	(683,366)	(12,605,647)	(86,464)	(1,478,370)
Net increase (decrease) in share activity	(538,694)	$(10,093,410)	207,191	$3,380,302

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 66% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Subsequent Event
At a meeting held December 8-10, 2025, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund will close to investments by new accounts after the close of business on January 6, 2026. The Fund will be liquidated on or about February 10, 2026.
18
Invesco MSCI World SRI Index Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco MSCI World SRI Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco MSCI World SRI Index Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the "Fund") as of October 31, 2025, the related statement of operations for the year ended October 31, 2025, the statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the five years in the period ended October 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
December 18, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
19
Invesco MSCI World SRI Index Fund

Approval of Investment Advisory and Sub-Advisory Contracts
At meetings held on June 16, 2025, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco MSCI World SRI Index Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH*, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory contract with Invesco Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2025. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.
The Board’s Evaluation Process
The Board has established an Investments Committee, which in turn has established Sub-Committees. The Sub-Committees meet regularly throughout the year with portfolio managers and other members of management to review information about the investment performance and portfolio attributes for those funds advised by Invesco Advisers (Invesco Funds) assigned to them. The Board has established additional standing and ad hoc committees that meet throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the Board’s annual review process for the Invesco Funds’ investment advisory agreement and sub-advisory contracts (the annual review process). In considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts, the Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year.
As part of the annual review process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees (independent legal counsel) and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data, as well as information on the composition of the peer groups and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual review process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 6, 2025 and June 16-18, 2025, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.
The discussion below includes summary information drawn in part from the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.
Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board considered that Invesco Advisers has shown the willingness to commit resources to support investment in the business and to remain well-positioned to serve Fund shareholders including with regard to attracting and retaining qualified personnel on its investment teams and investing in technology. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board considered Invesco Advisers’ systems preparedness and ongoing investment to seek to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers supported the renewal of the investment advisory agreement.
The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers supported the renewal of the sub-advisory contracts.
B.
Fund Investment Performance
The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Deutschland GmbH currently manages assets of the Fund.
The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2024 to the performance of funds in the Broadridge performance universe and against the Custom Invesco MSCI World SRI Index (Index). The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and three year periods and the second quintile for the five year period (the first quintile being the best performing funds on a relative basis and the fifth quintile being the worst performing funds on a relative basis). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one, three and five year periods. The Board noted that the Fund seeks to track the investment results of the Index, and that the Fund’s performance will typically lag the Index due to the fees associated with the Fund. The Board considered that the Fund is passively managed and discussed reasons for differences in the Fund’s performance
20
Invesco MSCI World SRI Index Fund

versus its peers. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between the Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe, and specifically that the Fund’s peer group includes funds that are actively managed or may track a different index than the Fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.
C.
Advisory and Sub-Advisory Fees and Fund Expenses
The Board received information regarding Invesco Advisers’ approach with respect to contractual management fee schedules and compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board also noted that the Fund’s actual management fee rate was 0.00% due to expense limits and/or waivers, which was below the median actual management fee rate of its expense group. The Board noted that that there were only three funds (including the Fund) in the expense group, therefore, Broadridge did not provide quintile rankings. The Board noted that the term “contractual management fee” and “actual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management regarding the Fund’s limited peer group.
The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.
The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.
The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.
D.
Economies of Scale and Breakpoints
The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the limitations in calculating and measuring economies of scale at the individual fund level, noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ management of significant assets and investment in its business, including investments in business infrastructure, technology and cybersecurity.
E.
Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits attributed to such Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.
F.
Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its reasonable business judgement and in accordance with applicable regulatory guidance.
The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.
The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 under the Investment Company Act of 1940 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.
The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco
21
Invesco MSCI World SRI Index Fund

Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.
The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.
* Effective as of August 29, 2025, Invesco Asset Management Deutschland GmbH merged into Invesco Management S.A.
22
Invesco MSCI World SRI Index Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$3,000,053
Qualified Dividend Income*	75.49%
Corporate Dividends Received Deduction*	40.26%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$50,014
23
Invesco MSCI World SRI Index Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
The statement regarding basis for approval of investment advisory contracts can be found in the Approval of Investment Advisory and Sub-Advisory Contracts section of this report.
24
Invesco MSCI World SRI Index Fund

SEC file number(s): 811-06463 and 033-44611
Invesco Distributors, Inc.
GLRE-NCSR

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is filed under Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This information is filed under Item 7 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a) As of a date within 90 days of the filing date of this report, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Act. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2) Not applicable.

(a)(3) Certifications of the Registrant's PEO and PFO pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications of Registrant's PEO and PFO pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AIM International Mutual Funds (Invesco International Mutual Funds)

By:    /s/ Glenn Brightman                                          .

Name: Glenn Brightman

Title: Principal Executive Officer

Date: January 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:    /s/ Glenn Brightman                                         .

Name: Glenn Brightman

Title: Principal Executive Officer

Date: January 5, 2026

By:      /s/ Adrien Deberghes

Name: Adrien Deberghes

Title: Principal Financial Officer

Date: January 5, 2026